[PHOTO]


ANNUAL
REPORT

OCTOBER 31, 1998

VANGUARD
MUNICIPAL BOND
FUNDS

VANGUARD TAX-EXEMPT MONEY MARKET FUND
VANGUARD SHORT-TERM TAX-EXEMPT FUND
VANGUARD LIMITED-TERM TAX-EXEMPT FUND
VANGUARD INTERMEDIATE-TERM TAX-EXEMPT FUND
VANGUARD INSURED LONG-TERM TAX-EXEMPT FUND
VANGUARD LONG-TERM TAX-EXEMPT FUND
VANGUARD HIGH-YIELD TAX-EXEMPT FUND



[THE VANGUARD GROUP LOGO]

AT VANGUARD, WE BELIEVE THAT TRADITION MATTERS

Our 8,000 crew members embrace the traditional values on which our success is built, including integrity, hard work, thrift, teamwork, and fair dealing on behalf of our clients.

This year, our report cover pays homage to three anniversaries, each of great significance to The Vanguard Group:

- The 200th anniversary of the Battle of the Nile, which commenced on August 1, 1798. HMS Vanguard, the victorious British flagship at the Nile, is our namesake. And its motto-- "Leading the way"--serves as a guiding principle for our company.

- The 100th birthday, on July 23, of Walter L. Morgan, founder of Wellington Fund, the oldest member of what became The Vanguard Group. Mr. Morgan was friend and mentor to Vanguard founder John C. Bogle, and helped to shape the standards and business principles that Mr. Bogle laid down for Vanguard at its beginning nearly 25 years ago: a stress on balanced, diversified investments; insistence on fair dealing and candor with clients; and a focus on long-term investing. To our great regret, Mr. Morgan died on September 2.

- The 70th anniversary, on December 28, of the incorporation of Vanguard Wellington Fund. It was the nation's first balanced mutual fund, and is one of only a handful of funds created in the 1920s that are still in operation.

Although Vanguard constantly tackles new challenges, adopts new technology, and develops new services, we treasure the traditions and values that set us apart in a crowded, competitive industry. And we salute our shareholders, whose support and trust we strive to earn each and every day.

                                    [PHOTO]

                                    CONTENTS

                                  A MESSAGE TO
                                OUR SHAREHOLDERS
                                        1

                                 THE MARKETS IN
                                   PERSPECTIVE
                                        8

                                   REPORT FROM
                                   THE ADVISER
                                       10

                                  FUND PROFILES
                                       12

                              PERFORMANCE SUMMARIES
                                       20

                              FINANCIAL STATEMENTS
                                       27


                      All comparative mutual fund data are
                   from Lipper Analytical Services, Inc., or
                      Morningstar unless otherwise noted.

FELLOW SHAREHOLDER,

[PHOTO]                              [PHOTO]

John J. Brennan                      John C. Bogle
Chairman & CEO                       Senior Chairman

Amid a favorable environment for municipal bonds, the Vanguard tax-exempt funds provided excellent returns during the fiscal year ended October 31, 1998, both on an absolute basis and relative to competing tax-exempt funds. Returns ranged from +3.4% for the Tax-Exempt Money Market Fund to +8.2% for the High-Yield Tax-Exempt Fund. These are outstanding returns for fixed-income funds during a time of low inflation--particularly since 100% of the income return is free from federal income taxes. The table below shows each fund's total return (capital change plus reinvested dividends) for the twelve months, along with a breakdown of its capital and income components. The table also shows each fund's yield as of October 31.

       Per-share figures for each fund, including net asset values, income dividends, and any distributions from net realized capital gains, are presented in the table following this letter. The returns of each fund in comparison with its index benchmark are shown in the Performance Summaries on pages 20 through
26. With the exception of the Short-Term Tax-Exempt Fund, whose maturity range is shorter than that of securities represented in its target index, each fund tracked its index closely--within 0.6 percentage point--during 1998.

----------------------------------------------------------------------
                              COMPONENTS OF TOTAL RETURNS
                            FISCAL YEAR ENDED OCTOBER 31, 1998
                        ----------------------------------------------
                                                                SEC
                         TOTAL      INCOME     CAPITAL      ANNUALIZED
TAX-EXEMPT FUND         RETURN      RETURN      RETURN         YIELD*
----------------------------------------------------------------------
Money Market**           +3.4%       +3.4%         0.0%        3.06%
----------------------------------------------------------------------
Short-Term               +4.5        +4.0         +0.5         3.21
----------------------------------------------------------------------
Limited-Term             +5.4        +4.4         +1.0         3.53
----------------------------------------------------------------------
Intermediate-Term        +6.8        +5.1         +1.7         3.93
----------------------------------------------------------------------
Insured Long-Term        +7.9        +5.5         +2.4         4.33
----------------------------------------------------------------------
Long-Term                +7.8        +5.4         +2.4         4.46
----------------------------------------------------------------------
High-Yield               +8.2        +5.6         +2.6         4.53
----------------------------------------------------------------------

* 7-day yield for the Tax-Exempt Money Market Fund; 30-day yield for other funds.

**An investment in a money market fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that the fund will be able to maintain a stable net asset value of $1 per share.

FINANCIAL MARKETS IN REVIEW

Wide and abrupt shifts in investor sentiment buffeted financial markets during the fiscal year that ended October 31. There was plenty to worry about: the Asian financial crisis, Russia's debt default, and the $3.6 billion bailout of a U.S. hedge fund by its creditors, among other developments. Nonetheless, the U.S. economy grew by more than 3% during the period. This expansion was fueled by strong consumer spending encouraged by a strong job market (unemployment as low as 4.3%) and rising wages (up 4% during the year). Inflation also stayed in check: Consumer prices rose just 1.5%.

       Interest rates declined significantly, elevating prices for bonds and providing support for stock prices. A classic "flight to quality" amid turmoil in some markets helped drive U.S. Treasury bond yields to historic lows during the period. The yield on the benchmark 30-year U.S. Treasury bond began the year at 6.15%, fell to a 31-year low of 4.72% on October 5, then rebounded in the final weeks of the fiscal year to end at 5.16%. Yields on 3-month Treasury bills declined on balance during the year by 88 basis points (0.88 percentage point) to 4.32% on October 31. For bonds, of course, lower yields translate into higher prices. The Lehman Brothers Aggregate Bond Index, a benchmark for the overall taxable bond market, returned +9.3% during the twelve months, as a price rise of about 2.5% augmented income of about 6.8%. Long-term tax-exempt bonds, as measured by the Lehman Municipal Bond Index, returned +8.0%.

       Municipal bonds advanced steadily, though less dramatically and with much less volatility than their taxable cousins. Yields on high-grade municipal bonds dropped on balance to 5.13% from 5.40% at the start of the year. For a short time, long-term municipals even achieved the rare feat of providing tax-exempt yields that surpassed the fully taxable yields available on comparable Treasury securities. Yields on high-quality, short-term municipal securities finished the year at 2.88%, down 87 basis points (0.87 percentage point) from the yields at the start of fiscal 1998.

       The combination of relatively high yields and tax-exempt income made municipal bonds very attractive to many income-oriented investors during the period. As of October 31, 1998, the 5.13% yield on 20-year tax-exempt bonds was equal to a phenomenal 95% of the yield on 20-year (taxable) U.S. Treasury bonds. For investors in the maximum marginal tax bracket of 39.6%, a 5.13% tax-exempt yield is equivalent to a yield of 8.49% on taxable bonds. For short-term municipals, the tax-exempt yield of 2.88% is equivalent to a taxable yield of 4.77% on T-bills.

       While bonds generally enjoyed a strong year, the U.S. stock market truly produced mixed results. Large-capitalization stocks, as measured by the Standard & Poor's 500 Composite Stock Price Index, gained +22.0%, despite a sharp tumble in July and August. Smaller and medium-sized stocks as a group fell -3.4%.

FISCAL 1998 PERFORMANCE OVERVIEW

Most of each tax-exempt fund's total return came from income dividends, in proportion to each fund's target maturity range. The interest-rate declines over the year also enhanced the net asset values of all six of the funds that are expected to have variable net asset values. The Tax-Exempt Money Market Fund maintained its share price of $1, as is expected but not guaranteed.

       In comparison with their peers, the seven Vanguard tax-exempt funds had an excellent year. As illustrated in the table below, six of the funds earned returns above those of the average comparable tax-exempt fund and one--the Short-Term Tax-Exempt Fund--matched its average peer.

----------------------------------------------------------
                                TOTAL RETURNS
                      FISCAL YEAR ENDED OCTOBER 31, 1998
                      ------------------------------------
                                    AVERAGE
                      VANGUARD     COMPETING
TAX-EXEMPT FUND         FUND         FUND       DIFFERENCE
----------------------------------------------------------
Money Market           +3.4%         +3.0%        +0.4%
Short-Term             +4.5          +4.5*         0.0
Limited-Term           +5.4          +4.9         +0.5
Intermediate-Term      +6.8          +6.5         +0.3
Insured Long-Term      +7.9          +7.2         +0.7
Long-Term              +7.8          +7.1         +0.7
High-Yield             +8.2          +7.0         +1.2
----------------------------------------------------------

*Adjusted for maturity differences.

       Our success in this side-by-side comparison depends greatly on our low operating costs. Our funds' expense ratios averaged about 0.20% of net assets during the fiscal year, well below the 0.71% expense ratio of the average short-term tax-exempt bond fund and the 1.08% expense ratio of the average long-term tax-exempt fund. A difference of 0.5 percentage point amounts to $5 for each $1,000 invested in a fund. Because expenses reduce the income passed through to bond fund investors, our cost advantage flows directly to our shareholders.

       Our Fixed Income Group uses this head start to maximum advantage in carrying out our rigorously defined investment policies, which establish each fund's maturity range and credit-quality standards. This group's analysts and managers once again did a superb job.

LONG-TERM PERFORMANCE OVERVIEW

One year is too short a period to allow a meaningful assessment of a fund's long-term performance. However, all of the Vanguard tax-exempt funds have been in existence for eleven years or more. The High-Yield Tax-Exempt Fund in December becomes the fourth to pass its 20th anniversary. The Performance Summaries later in this report present the long-term results for each of our funds, including yearly breakdowns of their income and capital returns, as well as cumulative returns for the period. The Summaries also provide a comparison with each fund's index benchmark. Few municipal bond funds can outpace these indexes, which are theoretical constructs and thus incur no operating expenses or transaction costs. That four of our tax-exempt funds succeeded in doing so over the decade is no small achievement. The table below presents the returns over the past ten years for each fund and its average tax-exempt peer with a comparable target maturity. The table also shows the results for hypothetical $10,000 investments made in each, assuming the reinvestment of income dividends and capital gains distributions.

       As the table shows, each of our funds has outperformed its peer group over the decade. This long-term superiority can add up to considerable sums for our shareholders. For the ten-year period illustrated, we surpassed our peers by average annual margins ranging from 0.1 percentage point to 1.0 percentage point, equating to extra returns ranging from about $100 to more than $2,000 (or from 1% to 20% of the initial investment). During all of this period, the large cost advantage we have over our peers played a major role, as did the consistent excellence of our Fixed Income Group's management.

-------------------------------------------------------------------------------------
                                                TOTAL RETURNS
                                      10 YEARS ENDED OCTOBER 31, 1998
                       --------------------------------------------------------------
                                                            FINAL VALUE OF
                               AVERAGE                         A $10,000
                            ANNUAL RATE                   INITIAL INVESTMENT*
                       ----------------------    ------------------------------------
                                    AVERAGE                    AVERAGE
                       VANGUARD   COMPETITIVE    VANGUARD    COMPETITIVE     VANGUARD
TAX-EXEMPT FUND          FUND         FUND         FUND          FUND       ADVANTAGE
-------------------------------------------------------------------------------------
Money Market             +3.9%       +3.5%       $14,701       $14,114      $   587
Short-Term               +4.9        +4.8**       16,125        15,989          136
Limited-Term             +6.0        +5.4         17,839        16,962          877
Intermediate-Term        +7.7        +6.7         20,988        19,195        1,793
Insured Long-Term        +8.3        +7.4         22,124        20,398        1,726
Long-Term                +8.5        +7.5         22,641        20,597        2,044
High-Yield               +8.6        +7.6         22,776        20,745        2,031
-------------------------------------------------------------------------------------

  *Assuming reinvestment of all income dividends and capital gains distributions.

** Adjusted for maturity differences.

       We emphasize that the past decade is no guide to the future performance of the Vanguard tax-exempt funds or the financial markets. It would not be wise to expect the next ten years to match the last ten, when interest rates receded from levels much higher than those prevailing today. Long-term U.S. Treasury bonds excelled during the decade, with an +11.3% return--more than double the current yield on such bonds. Given the fact that municipal bonds provided much higher yields at the beginning of the decade than at its close (about 7.2% versus 4.3% for the Insured Long-Term Fund, for example), absolute returns from tax-exempt bonds are very unlikely to be as high in the next decade as they were in the past one. However, we are confident that our low costs and sound management will continue to provide our funds with a long-term edge relative to our peers.

IN SUMMARY

A year ago, noting that the rewards of the financial markets had been amply demonstrated in recent years, our letter suggested that investors be mindful of the considerable risks that can be part of investing--whether in bonds or stocks. The further decline in bond yields and the stock market's volatility since then have underscored that point. Those same events have reaffirmed our longstanding belief in the importance of balanced investing--holding stock funds, bond funds, and reserves in proportions suited to your goals, time horizon, and tolerance for market fluctuations.

       In short, we believe in thoughtfully constructing an investment plan and sticking with it.

/s/ JOHN C. BOGLE                                      /s/ JOHN J. BRENNAN

John C. Bogle                                          John J. Brennan
Senior Chairman                                        Chairman and
                                                       Chief Executive Officer

November 18, 1998

NOTE: You'll observe that we have made minor changes in the names of the Vanguard Municipal Bond Funds. We added the word "Tax-Exempt" and replaced "Portfolio" with "Fund" as part of a broader effort to clarify the names in our fund lineup.

FUND STATISTICS
-----------------------------------------------------------------------------------------------------------------------
                                                NET ASSET VALUE
                                                   PER SHARE                                     TWELVE MONTHS
                                        ----------------------------------             --------------------------------
                                        OCTOBER 31,            OCTOBER 31,              INCOME                  CAPITAL
TAX-EXEMPT FUND                            1997                   1998                 DIVIDENDS                 GAINS*
-----------------------------------------------------------------------------------------------------------------------
Money Market                             $ 1.00                  $ 1.00                 $0.034                   $0.000
Short-Term                                15.58                   15.65                  0.609                    0.006
Limited-Term                              10.74                   10.85                  0.460                    0.000
Intermediate-Term                         13.35                   13.52                  0.661                    0.052
Insured Long-Term                         12.51                   12.73                  0.658                    0.081
Long-Term                                 11.18                   11.39                  0.580                    0.058
High-Yield                                10.83                   11.06                  0.582                    0.052
-----------------------------------------------------------------------------------------------------------------------

*Includes long-term and short-term capital gains distributions.

NOTICE TO SHAREHOLDERS

At a special meeting on July 24, 1998, shareholders of the Vanguard Municipal Bond Funds overwhelmingly approved seven proposals. The proposals and voting results were:

1. REORGANIZATION INTO A DELAWARE BUSINESS TRUST. Based on the funds' assets at the time of the vote, this change will reduce the amount of state taxes the funds pay annually by approximately $1,581,000. Approved by 96.05% of the shares voted, as follows:

     ---------------------------------------------------------------
               FOR                AGAINST              ABSTAIN
     ---------------------------------------------------------------
          3,854,149,888          79,014,791           79,615,453
     ---------------------------------------------------------------

2A. INVESTMENT LIMITATION CHANGES--INTERFUND LENDING PROGRAM. This change permits the funds to participate in Vanguard's interfund lending program, which allows funds to loan money to each other if--and only if--it makes good financial sense to do so on both sides of the transaction. The interfund lending program won't be an integral part of the funds' investment programs; it is a contingency arrangement for managing unusual cash flows. Approved as follows:

        ---------------------------------------------------------------------------------------------
        FUND                                   FOR           AGAINST        ABSTAIN       APPROVED BY
        ---------------------------------------------------------------------------------------------
        Tax-Exempt Money Market          2,903,657,338     209,400,871    102,138,010       90.31%
        ---------------------------------------------------------------------------------------------
        Short-Term Tax-Exempt               50,563,907       2,073,322      1,430,909       93.52%
        ---------------------------------------------------------------------------------------------
        Limited-Term Tax-Exempt            101,931,717       5,442,385      2,953,080       92.39%
        ---------------------------------------------------------------------------------------------
        Intermediate-Term Tax-Exempt       300,130,662      11,418,003      9,493,573       93.49%
        ---------------------------------------------------------------------------------------------
        Insured Long-Term Tax-Exempt        93,882,111       4,590,583      3,708,403       91.88%
        ---------------------------------------------------------------------------------------------
        Long-Term Tax-Exempt                70,872,742       3,482,603      1,802,956       93.06%
        ---------------------------------------------------------------------------------------------
        High-Yield Tax-Exempt              123,132,180       6,372,096      4,302,679       92.02%
        ---------------------------------------------------------------------------------------------

2B. INVESTMENT LIMITATION CHANGES--BORROWING MONEY AND PLEDGING ASSETS. This change sets standard limits of 15% of net assets on the amount of money Vanguard funds can borrow from all sources and on the amount of assets that can be pledged to secure any loans. Approved as follows:

        ---------------------------------------------------------------------------------------------
        FUND                                  FOR           AGAINST         ABSTAIN       APPROVED BY
        ---------------------------------------------------------------------------------------------
        Tax-Exempt Money Market          2,867,603,599     245,990,404    101,602,216       89.19%
        ---------------------------------------------------------------------------------------------
        Short-Term Tax-Exempt               48,370,654       4,265,914      1,431,571       89.46%
        ---------------------------------------------------------------------------------------------
        Limited-Term Tax-Exempt            100,140,274       7,113,687      3,073,221       90.77%
        ---------------------------------------------------------------------------------------------
        Intermediate-Term Tax-Exempt       294,854,839      16,225,569      9,961,831       91.84%
        ---------------------------------------------------------------------------------------------
        Insured Long-Term Tax-Exempt        91,666,904       6,630,159      3,884,035       89.71%
        ---------------------------------------------------------------------------------------------
        Long-Term Tax-Exempt                69,710,707       4,535,590      1,912,004       91.53%
        ---------------------------------------------------------------------------------------------
        High-Yield Tax-Exempt              120,350,164       9,017,353      4,439,437       89.94%
        ---------------------------------------------------------------------------------------------

2C. INVESTMENT LIMITATION CHANGES--INVESTMENTS IN SECURITIES OWNED BY AFFILIATES. This change eliminates the funds' policy of avoiding investments in securities that are owned in certain amounts by Trustees, officers, and key advisory personnel. This policy was well-intentioned but wrongly focused and unnecessary in light of the funds' Code of Ethics and other regulatory protections against conflicts of interest on the part of fund management. Approved as follows:

        ---------------------------------------------------------------------------------------------
        FUND                                  FOR            AGAINST        ABSTAIN       APPROVED BY
        ---------------------------------------------------------------------------------------------
        Tax-Exempt Money Market          2,875,461,059     223,324,621    116,410,540        89.43%
        ---------------------------------------------------------------------------------------------
        Short-Term Tax-Exempt               49,740,659       2,470,645      1,856,834        92.00%
        ---------------------------------------------------------------------------------------------
        Limited-Term Tax-Exempt            100,412,941       6,951,138      2,963,104        91.01%
        ---------------------------------------------------------------------------------------------
        Intermediate-Term Tax-Exempt       293,117,150      17,876,849     10,048,240        91.30%
        ---------------------------------------------------------------------------------------------
        Insured Long-Term Tax-Exempt        92,589,705       5,602,366      3,989,027        90.61%
        ---------------------------------------------------------------------------------------------
        Long-Term Tax-Exempt                69,989,385       4,141,299      2,027,617        91.90%
        ---------------------------------------------------------------------------------------------
        High-Yield Tax-Exempt              120,359,457       9,177,479      4,270,019        89.95%
        ---------------------------------------------------------------------------------------------

2D. INVESTMENT LIMITATION CHANGES--BONDS SECURED BY INTERESTS IN OIL, GAS, OR MINERAL PROGRAMS. This change amends a policy prohibiting investments in interests in oil, gas, or other mineral exploration or development programs. While the funds still cannot invest directly in oil, gas, or mineral programs, the change clarifies that the funds can invest in bonds and money market instruments secured by interests in these programs. Approved as follows:

        ---------------------------------------------------------------------------------------------
        FUND                                   FOR           AGAINST        ABSTAIN       APPROVED BY
        ---------------------------------------------------------------------------------------------
        Tax-Exempt Money Market          2,858,738,007     234,246,983    122,211,230        88.91%
        ---------------------------------------------------------------------------------------------
        Short-Term Tax-Exempt               48,103,098       4,644,269      1,320,771        88.97%
        ---------------------------------------------------------------------------------------------
        Limited-Term Tax-Exempt             99,828,580       7,221,967      3,276,636        90.48%
        ---------------------------------------------------------------------------------------------
        Intermediate-Term Tax-Exempt       295,564,683      15,218,428     10,259,128        92.06%
        ---------------------------------------------------------------------------------------------
        Insured Long-Term Tax-Exempt        91,581,400       6,591,021      4,008,677        89.63%
        ---------------------------------------------------------------------------------------------
        Long-Term Tax-Exempt                69,647,768       4,439,483      2,071,050        91.45%
        ---------------------------------------------------------------------------------------------
        High-Yield Tax-Exempt              122,284,570       6,781,444      4,740,942        91.39%
        ---------------------------------------------------------------------------------------------

2E. INVESTMENT LIMITATION CHANGES--INVESTING IN COMPANIES FOR CONTROL. This change eliminates a policy prohibiting "investing in companies for control." The policy had no relevance to the funds' investment program; its elimination has no effect on the way your funds operate. Approved as follows:

        ---------------------------------------------------------------------------------------------
        FUND                                   FOR           AGAINST        ABSTAIN       APPROVED BY
        ---------------------------------------------------------------------------------------------
        Tax-Exempt Money Market          2,882,051,372     204,456,365    128,688,483        89.64%
        ---------------------------------------------------------------------------------------------
        Short-Term Tax-Exempt               48,289,898       4,456,679      1,321,562        89.31%
        ---------------------------------------------------------------------------------------------
        Limited-Term Tax-Exempt             99,669,954       6,908,102      3,749,127        90.34%
        ---------------------------------------------------------------------------------------------
        Intermediate-Term Tax-Exempt       296,346,890      14,129,971     10,565,377        92.31%
        ---------------------------------------------------------------------------------------------
        Insured Long-Term Tax-Exempt        92,331,960       5,987,648      3,861,490        90.36%
        ---------------------------------------------------------------------------------------------
        Long-Term Tax-Exempt                69,782,243       4,177,861      2,198,197        91.63%
        ---------------------------------------------------------------------------------------------
        High-Yield Tax-Exempt              121,191,737       7,713,013      4,902,205        90.57%
        ---------------------------------------------------------------------------------------------

2F. INVESTMENT LIMITATION CHANGES--INVESTMENTS IN A SINGLE STATE. This change reclassifies the funds' policy on investments in a single state to "nonfundamental" from "fundamental." The change gives fund managers the flexibility--without further shareholder approval--to invest more than 25% of each fund's total assets in securities issued by entities whose principal activities occur in a single state. Approved as follows:

        ---------------------------------------------------------------------------------------------
        FUND                                   FOR           AGAINST        ABSTAIN       APPROVED BY
        ---------------------------------------------------------------------------------------------
        Tax-Exempt Money Market          2,797,210,982     288,966,748    129,018,490        87.00%
        ---------------------------------------------------------------------------------------------
        Short-Term Tax-Exempt               47,435,788       5,264,441      1,367,909        87.73%
        ---------------------------------------------------------------------------------------------
        Limited-Term Tax-Exempt             98,133,920       8,784,918      3,408,345        88.95%
        ---------------------------------------------------------------------------------------------
        Intermediate-Term Tax-Exempt       286,859,050      23,365,874     10,817,315        89.35%
        ---------------------------------------------------------------------------------------------
        Insured Long-Term Tax-Exempt        90,471,209       7,874,934      3,834,955        88.54%
        ---------------------------------------------------------------------------------------------
        Long-Term Tax-Exempt                67,902,276       5,877,923      2,378,103        89.16%
        ---------------------------------------------------------------------------------------------
        High-Yield Tax-Exempt              118,365,161      10,447,152      4,994,642        88.46%
        ---------------------------------------------------------------------------------------------

THE MARKETS IN PERSPECTIVE
YEAR ENDED OCTOBER 31, 1998                                           [PHOTO]

U.S. financial markets encountered strong turbulence yet produced solid overall gains during the fiscal year ended October 31. The S&P 500 Index gained 22.0%, overcoming a sharp six-week setback in July and August. Bond prices rose as interest rates declined over the course of the year. Overseas, returns varied widely, with big gains on European bourses and sharp losses in Pacific and most emerging stock markets.

U.S. STOCK MARKETS

Large-capitalization stocks--especially large growth stocks--overwhelmingly led the market during the year. While the S&P 500 Index, which is dominated by large-cap stocks, was rising 22.0%, the rest of the market was down 3.4%, more than 25 percentage points behind the S&P. Results were even worse--a negative return of 11.8%--for small-cap stocks, as represented by the Russell 2000 Index. The Wilshire 5000 Equity Index, a measure of the entire U.S. market, gained 14.9%.

       Even large-cap investors endured sharp fluctuations during the year. After vaulting to a record high on July 17, the S&P 500 fell by 19.2% during the following six weeks, just shy of the 20% mark generally considered the "boundary" between a bear market and a mere "correction." However, declines were certifiably bearish for most smaller stocks. The Russell 2000 Index fell more than 30% from its peak in April before recovering somewhat during the final two months of the fiscal year.

       The July-August tumble in stock prices reflected a number of factors that collectively raised the anxiety level for many investors. Among these factors were deteriorating corporate earnings reports and forecasts, Russia's default on its debts, and a murkier global economic picture. Asia's economic troubles--which surfaced in mid-1997--persisted and began to look like a significant threat to continued expansions in the U.S. and European economies.

--------------------------------------------------------------------------------
                                                 AVERAGE ANNUALIZED RETURNS
                                               PERIODS ENDED OCTOBER 31, 1998
                                            ------------------------------------
                                            1 YEAR       3 YEARS       5 YEARS
--------------------------------------------------------------------------------
STOCKS
   S&P 500 Index                             22.0%        26.0%         21.3%
   Russell 2000 Index                       -11.8         10.0           9.4
   MSCI EAFE Index                           10.0          8.5           7.1
--------------------------------------------------------------------------------
BONDS
   Lehman Aggregate Bond Index                9.3%         8.0%          7.0%
   Lehman 10-Year Municipal Bond Index        8.3          7.3           6.5
   Salomon Smith Barney 3-Month
      U.S. Treasury Bill Index                5.2          5.2           5.1
--------------------------------------------------------------------------------
OTHER
   Consumer Price Index                       1.5%         2.2%          2.4%
--------------------------------------------------------------------------------

       But after steadying during September, stock prices bounced back strongly in October. Although many of the risk factors remained--for example, securities analysts continued to trim their estimates of corporate earnings--stock prices got a lift from falling interest rates, which dropped to levels last seen in the 1960s. (Low inflation and low interest rates help stock prices by raising the estimated value of future dividends and earnings.)

       Three forces clearly shaped the performance of industry sectors within the overall market. They could be summarized as faith (the buoyant confidence of consumers), fear (related to the effects of financial troubles abroad), and fortresses (companies somewhat protected from competition). U.S. consumers played the role of Atlas during fiscal 1998, propping up the economic world with their strong spending. Feeling flush because of plentiful jobs (the nation's unemployment rate was as low as 4.3%) and rising wages, consumers spent a record proportion of their income. Not surprisingly, then, two big gainers among sectors of the S&P 500 Index were consumer staples (+26%) and consumer discretionary firms, such as retailers (+23%).

       Fear was a factor in the lagging returns from industry groups that were perceived by investors to be vulnerable to slowing global growth, falling commodity prices, and heightened price competition from foreign suppliers. Among these were exploration and services firms in the "other energy" category (-34%); chemical, metals, and other materials & processing firms (-3%); and makers of producer durables such as airplanes and machinery (-0.3%). Conversely, the utilities sector was the year's top performer (+45%) in part because utilities are seen as relatively insulated from foreign competition or economic troubles. Fortresses are companies perceived as relatively safe from competitors because of patented products, brands, or services. Such companies dominated the health-care (+41%) and technology (+37%) groups.

U.S. BOND MARKETS

Interest rates declined during the fiscal year, especially for U.S. Treasury securities, which benefited from greater aversion to risk among investors and from a slight decrease in supply, thanks to a $70 billion federal budget surplus. The Federal Reserve Board twice trimmed short-term rates by 0.25 percentage point, first on September 29 and then on October 15. Inflation, the bane of bond investors, was remarkably tame--consumer prices were up just 1.5% for the 12 months ended October 31. In this friendly environment, yields on long-term Treasury bonds fell by roughly 1 to 1.25 percentage points, with the 30-year Treasury bond ending the fiscal year at 5.16%. Lower rates mean higher prices for bonds, and the Lehman Brothers Long U.S. Treasury Bond Index earned a return of 16.3%, an astounding margin of nearly 15 percentage points over the inflation rate.

       High-quality corporate bonds and mortgage-backed securities did not rise in price as far as Treasury securities. Mortgage bonds tend to lag Treasuries during periods of falling rates because increased refinancing activity by homeowners results in prepayments of principal to holders of mortgage-backed securities. The Lehman Aggregate Bond Index, which comprises high-quality corporate and mortgage-backed bonds, as well as Treasuries, and has an intermediate-term average maturity, earned 9.3%. Yields on long-term municipal bonds declined only modestly during the fiscal year, and by October 31 were only slightly lower than yields on comparable Treasury securities, even though interest on municipals is exempt from federal income tax.

INTERNATIONAL STOCK MARKETS

Europe's stock markets outshone even the S&P 500 Index, but big declines swept the markets of Asia and Latin America. As a group, European stocks earned 23.4% for U.S. investors, reflecting local returns of about 21% and a gain of about 2% from a slight strengthening of several currencies against the dollar. Reasons for Europe's bull market included continuing economic growth; increased corporate restructuring and merger activity; and optimism about the long-term impact of the euro, a common currency due to be adopted in 1999 by 11 nations.

       In Japan, the stock market declined 14.3% in U.S.-dollar terms, reflecting a severe recession and a shaky banking system. Declines elsewhere in the Pacific region ranged from about 1% in Hong Kong to more than 60% in Indonesia and Malaysia. Losses were steep in non-Asian emerging markets, too. Notable declines in our own hemisphere occurred in Mexico (-20%), Venezuela (-64%), Brazil (-30%), and Chile (-38%).

REPORT FROM THE ADVISER
                                                                        [PHOTO]

The global capital markets witnessed an unprecedented explosion in volatility during the fiscal year ended October 31, 1998. Nervous investors reacted to unfolding international dramas by flocking to the safety of U.S. Treasury bonds. Given the relative strength of the U.S. economy, there was an understandable reluctance on the part of the Federal Reserve Board to deviate from its "steady as she goes" monetary policy; but as prospects of economic collapse in some parts of the world began to threaten our own expansion, the Fed acted. In the second half of the year, as domestic export-sensitive sectors slowed and stock-market volatility increased, the Federal Reserve cut short-term rates twice, by a total of one-half of 1 percentage point. To date, this action has helped soothe fears of a global credit crunch and stemmed investors' flight from riskier assets to Treasuries. That said, we will have to wait and see whether in fact the worst is over for the global financial markets.

       Although yields on municipal bonds declined in sympathy with those on Treasuries, the muni yields fell nowhere near as much. During the fiscal year, the yield of the benchmark 30-year Treasury bond declined 1 full percentage point (from about 6.2% to 5.2%). The yield of a similar-maturity, AAA-rated tax-exempt bond declined only three-tenths of 1 percentage point (from about 5.2% to 4.9%).

       For the 12 months, the seven Vanguard Municipal Bond Funds provided returns commensurate with the relative tax-exempt dividend income produced by each. As market interest rates generally declined during the period, the six funds whose net asset value varies received the additional benefit of a slight appreciation in the market value of their holdings. Details of each fund's return are given in the Message to Shareholders, beginning on page 1.

       The failure of tax-exempt bond yields to fall as swiftly as their Treasury brethren has provided an unusual opportunity for taxable investors to benefit on an after-tax basis. By the fiscal year-end, the yield on a typical high-quality, long-maturity municipal bond was equal to 95.4% of the yield on a comparable Treasury security. In fact, yields on AAA-rated insured municipal bonds recently were slightly higher than yields of similar-maturity Treasury bonds, an event last seen 12 years ago. For investors in the maximum federal tax bracket (39.6%), high-grade municipal bonds offer an additional 3.2% of after-tax yield.

       Aside from the international flight to quality and liquidity, the primary source of the unusual value in tax-exempt bonds is a recent glut of new issues. Indeed, municipal authorities could be said to have embarked on a bond-issuance spree. There were two main reasons for this. First, municipalities seized the opportunity to refinance older, higher-coupon debt. Second, as municipalities collected plentiful tax revenues, they felt more comfortable initiating major capital projects funded with tax-exempt bonds. Altogether, tax-exempt issuance during the fiscal year was up 28.7% from the previous year, producing $275 billion in new bonds. In the past, periods of relatively high after-tax yields on municipal bonds have tended to revert to normal levels within short order. However, given the global economic uncertainties and the beneficial effect they have on prices of Treasury bonds, it's unclear when municipal bonds will revert to their historical relationships. In the meantime, municipal bonds are a "steal."

       During the course of the year, our funds' high credit quality played a key role in their performance in relation to competitors. As we have noted in previous reports, all of the Vanguard Municipal Bond Funds maintain a disciplined tilt toward high credit quality. Year after year, the funds' low expenses have allowed shareholders to reap the benefits of attractive net yields while simultaneously enjoying our emphasis on high credit quality. We "stayed the course" even in the face of tightening quality spreads (a stance we discussed six months ago in the funds' semiannual report) as other investors reached for the higher yields offered by speculative credits. By mid-year, it was clear that the municipal market was not appropriately compensating additional credit risk. With the recent bankruptcy of a major hospital group in Pennsylvania, the tide began to turn, and yield spreads are widening across various tiers of credit quality. Many tax-exempt investors are reexamining credit risk and reducing exposure to lower-quality issues. Again, with the Vanguard Municipal Bond Funds' emphasis on high credit quality, our shareholders should sleep comfortably.

       Over time, the simple combination of low expenses and an emphasis on credit quality has provided shareholders with attractive risk/return combinations. These two attributes represent our core values, and we believe they can provide a sustainable edge over competitors' municipal bond funds. As always, we will endeavor to combine professional portfolio management with low expenses to "make it so."

Ian A. MacKinnon, Managing Director
Christopher M. Ryon, Principal
Pamela Wisehaupt Tynan, Principal
Reid O. Smith, Principal
Vanguard Fixed Income Group

November 12, 1998


INVESTMENT PHILOSOPHY

Each fund holds a diversified group of municipal bonds designed to produce a high level of current, tax-exempt income consistent with each fund's maturity and quality mandates. In managing the fund, Vanguard Fixed Income Group follows a disciplined investment policy, meeting well-defined standards for credit quality and keeping each fund within its stated maturity range, while seeking to exceed, with reasonable consistency over the long term, average returns achieved by comparable funds.

FUND PROFILE
TAX-EXEMPT MONEY MARKET FUND

This Profile provides a snapshot of the fund's characteristics as of October 31, 1998. Key elements of this Profile are defined on page 13.

FINANCIAL ATTRIBUTES
--------------------------------------------------
Yield                                         3.1%
Average Maturity                           54 days
Average Quality                              MIG-1
Expense Ratio                                0.20%

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
--------------------------------------------------
MIG-1/SP-1                                   66.0%
A-1/P-1                                      32.8
AAA/AA                                        1.2
A                                             0.0
--------------------------------------------------
Total                                       100.0%

LARGEST STATE CONCENTRATIONS (% OF TOTAL NET ASSETS)
---------------------------------------------------
Texas                                        12.3%
Florida                                       7.8
Illinois                                      7.2
California                                    7.0
Ohio                                          6.2
Utah                                          4.3
Wisconsin                                     4.2
New York                                      3.9
North Carolina                                3.4
Georgia                                       3.3
---------------------------------------------------
Top Ten                                      59.6%

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by 1 percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a fund's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

DISTRIBUTION BY MATURITY. An indicator of interest-rate risk. In general, the higher the concentration of longer-maturity issues, the more a fund's share price will fluctuate in response to changes in interest rates.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: average maturity (short, medium, or long) and average credit quality (high, medium, or low).

LARGEST STATE CONCENTRATIONS. An indicator of diversification. The less concentrated a fund's holdings of bonds, the less the fund will be hurt by any financial problems in a single state or region.

NUMBER OF ISSUES. An indicator of diversification. The more separate issues a fund holds, the less susceptible it is to a price decline stemming from the problems of a particular issue.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.

YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.

FUND PROFILE
SHORT-TERM TAX-EXEMPT FUND

This Profile provides a snapshot of the fund's characteristics as of October 31, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 13.

FINANCIAL ATTRIBUTES
----------------------------------------------------------
                                SHORT-TERM          LEHMAN
                                TAX-EXEMPT          INDEX*
----------------------------------------------------------
Number of Issues                       227          46,802
Yield                                 3.2%            4.4%
Yield to Maturity                     3.3%              --
Average Coupon                        5.4%            5.5%
Average Maturity                  444 days      13.5 years
Average Quality                        AA+             AA+
Average Duration                 1.1 years       7.3 years
Expense Ratio                        0.20%              --
Cash Reserves                         0.4%              --

*Lehman Municipal Bond Index.


VOLATILITY MEASURES
----------------------------------------------------------
                               SHORT-TERM           LEHMAN
                               TAX-EXEMPT           INDEX*
----------------------------------------------------------
R-Squared                          0.74               1.00
Beta                               0.15               1.00

*Lehman Municipal Bond Index.

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
-------------------------------------------------------
Under 1 Year                                      56.7%
1-3 Years                                         34.0
3-5 Years                                          9.3
Over 5 Years                                       0.0
-------------------------------------------------------
Total                                            100.0%



INVESTMENT FOCUS
-------------------------------------------------------
[GRAPH]


DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-------------------------------------------------------
AAA                                               64.9%
AA                                                27.5
A                                                  5.7
BBB                                                1.1
BB                                                 0.8
B                                                  0.0
Not Rated                                          0.0
-------------------------------------------------------
Total                                            100.0%

LARGEST STATE CONCENTRATIONS (% OF TOTAL NET ASSETS)
-------------------------------------------------------
California                                        14.2%
New York                                          12.1
Texas                                             10.6
Massachusetts                                      8.8
Pennsylvania                                       7.4
Florida                                            5.5
Ohio                                               3.4
Illinois                                           2.9
District of Columbia                               2.8
Alaska                                             2.5
-------------------------------------------------------
Top Ten                                           70.2%

FUND PROFILE
LIMITED-TERM TAX-EXEMPT FUND

This Profile provides a snapshot of the fund's characteristics as of October 31, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 13.

FINANCIAL ATTRIBUTES
----------------------------------------------------------
                              LIMITED-TERM          LEHMAN
                                TAX-EXEMPT          INDEX*
----------------------------------------------------------
Number of Issues                       313          46,802
Yield                                 3.5%            4.4%
Yield to Maturity                     3.7%              --
Average Coupon                        5.8%            5.5%
Average Maturity                 3.3 years      13.5 years
Average Quality                        AA+             AA+
Average Duration                 2.9 years       7.3 years
Expense Ratio                        0.21%              --
Cash Reserves                         0.9%              --

*Lehman Municipal Bond Index.

VOLATILITY MEASURES
----------------------------------------------------------
                              LIMITED-TERM          LEHMAN
                                TAX-EXEMPT          INDEX*
----------------------------------------------------------
R-Squared                             0.87            1.00
Beta                                  0.41            1.00

*Lehman Municipal Bond Index.

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
-------------------------------------------------------
Under 1 Year                                       7.6%
1-3 Years                                         36.3
3-5 Years                                         32.7
Over 5 Years                                      23.4
-------------------------------------------------------
Total                                            100.0%


INVESTMENT FOCUS
----------------------------------------------------------
[GRAPH]



DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-------------------------------------------------------
AAA                                               64.0%
AA                                                28.6
A                                                  4.2
BBB                                                2.3
BB                                                 0.9
B                                                  0.0
Not Rated                                          0.0
-------------------------------------------------------
Total                                            100.0%

LARGEST STATE CONCENTRATIONS (% OF TOTAL NET ASSETS)
-------------------------------------------------------
New York                                          19.1%
Pennsylvania                                       7.7
Texas                                              7.6
Michigan                                           7.3
Illinois                                           5.3
Massachusetts                                      4.9
California                                         4.5
Florida                                            4.2
Washington                                         3.9
Connecticut                                        2.6
-------------------------------------------------------
Top Ten                                           67.1%

FUND PROFILE
INTERMEDIATE-TERM TAX-EXEMPT FUND

This Profile provides a snapshot of the fund's characteristics as of October 31, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 13.

FINANCIAL ATTRIBUTES
----------------------------------------------------------
                         INTERMEDIATE-TERM          LEHMAN
                                TAX-EXEMPT          INDEX*
----------------------------------------------------------
Number of Issues                       864          46,802
Yield                                 3.9%            4.4%
Yield to Maturity                     4.1%              --
Average Coupon                        5.7%            5.5%
Average Maturity                 6.4 years      13.5 years
Average Quality                        AA+             AA+
Average Duration                 5.0 years       7.3 years
Expense Ratio                        0.21%              --
Cash Reserves                         1.1%              --

*Lehman Municipal Bond Index.



VOLATILITY MEASURES
----------------------------------------------------------
                         INTERMEDIATE-TERM          LEHMAN
                                TAX-EXEMPT          INDEX*
----------------------------------------------------------
R-Squared                             0.95            1.00
Beta                                  0.78            1.00

*Lehman Municipal Bond Index.


DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
-------------------------------------------------------
Under 1 Year                                       5.2%
1-5 Years                                         25.8
5-10 Years                                        48.0
10-20 Years                                       20.4
20-30 Years                                        0.6
Over 30 Years                                      0.0
-------------------------------------------------------
Total                                            100.0%


INVESTMENT FOCUS
----------------------------------------------------------
[GRAPH]



DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-------------------------------------------------------
AAA                                               65.6%
AA                                                24.2
A                                                  8.2
BBB                                                2.0
BB                                                 0.0
B                                                  0.0
Not Rated                                          0.0
-------------------------------------------------------
Total                                            100.0%

LARGEST STATE CONCENTRATIONS (% OF TOTAL NET ASSETS)
-------------------------------------------------------
New York                                          14.4%
California                                         9.1
Pennsylvania                                       8.0
Texas                                              8.0
Massachusetts                                      7.5
New Jersey                                         4.9
Florida                                            4.8
Nevada                                             4.1
Illinois                                           3.8
Michigan                                           3.6
-------------------------------------------------------
Top Ten                                           68.2%

FUND PROFILE
INSURED LONG-TERM TAX-EXEMPT FUND

This Profile provides a snapshot of the fund's characteristics as of October 31, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 13.


FINANCIAL ATTRIBUTES
----------------------------------------------------------
                         INSURED LONG-TERM          LEHMAN
                                TAX-EXEMPT          INDEX*
----------------------------------------------------------
Number of Issues                       242          46,802
Yield                                 4.3%            4.4%
Yield to Maturity                     4.5%              --
Average Coupon                        5.6%            5.5%
Average Maturity                10.6 years      13.5 years
Average Quality                        AAA             AA+
Average Duration                 7.2 years       7.3 years
Expense Ratio                        0.20%              --
Cash Reserves                         0.9%              --

*Lehman Municipal Bond Index.


VOLATILITY MEASURES
----------------------------------------------------------
                         INSURED LONG-TERM          LEHMAN
                                TAX-EXEMPT          INDEX*
----------------------------------------------------------
R-Squared                             0.97            1.00
Beta                                  1.16            1.00

*Lehman Municipal Bond Index.

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
-------------------------------------------------------
Under 1 Year                                       4.9%
1-5 Years                                         14.2
5-10 Years                                        25.2
10-20 Years                                       38.4
20-30 Years                                       15.9
Over 30 Years                                      1.4
-------------------------------------------------------
Total                                            100.0%

INVESTMENT FOCUS
----------------------------------------------------------
[GRAPH]

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-------------------------------------------------------
AAA                                               98.7%
AA                                                 1.3
A                                                  0.0
BBB                                                0.0
BB                                                 0.0
B                                                  0.0
Not Rated                                          0.0
-------------------------------------------------------
Total                                            100.0%

LARGEST STATE CONCENTRATIONS (% OF TOTAL NET ASSETS)
-------------------------------------------------------
California                                         8.9%
Florida                                            8.4
Pennsylvania                                       8.2
Massachusetts                                      6.4
Texas                                              5.6
Colorado                                           5.1
Ohio                                               4.6
New Jersey                                         4.4
Michigan                                           4.3
Illinois                                           4.1
-------------------------------------------------------
Top Ten                                           60.0%

FUND PROFILE
LONG-TERM TAX-EXEMPT FUND

This Profile provides a snapshot of the fund's characteristics as of October 31, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 13.

FINANCIAL ATTRIBUTES
----------------------------------------------------------
                                 LONG-TERM          LEHMAN
                                TAX-EXEMPT          INDEX*
----------------------------------------------------------
Number of Issues                       165          46,802
Yield                                 4.5%            4.4%
Yield to Maturity                     4.6%              --
Average Coupon                        5.8%            5.5%
Average Maturity                10.5 years      13.5 years
Average Quality                        AA+             AA+
Average Duration                 7.3 years       7.3 years
Expense Ratio                        0.21%              --
Cash Reserves                         1.2%              --

*Lehman Municipal Bond Index.

VOLATILITY MEASURES
----------------------------------------------------------
                                 LONG-TERM          LEHMAN
                                TAX-EXEMPT          INDEX*
----------------------------------------------------------
R-Squared                             0.98            1.00
Beta                                  1.12            1.00

*Lehman Municipal Bond Index.

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
-------------------------------------------------------
Under 1 Year                                       4.8%
1-5 Years                                         11.8
5-10 Years                                        23.9
10-20 Years                                       43.0
20-30 Years                                       16.5
Over 30 Years                                      0.0
-------------------------------------------------------
Total                                            100.0%


INVESTMENT FOCUS
----------------------------------------------------------
[GRAPH]


DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-------------------------------------------------------
AAA                                               61.7%
AA                                                22.0
A                                                 12.4
BBB                                                3.2
BB                                                 0.0
B                                                  0.0
Not Rated                                          0.7
-------------------------------------------------------
Total                                            100.0%

LARGEST STATE CONCENTRATIONS (% OF TOTAL NET ASSETS)
-------------------------------------------------------
California                                        11.6%
Pennsylvania                                      11.6
New York                                          11.4
Texas                                             11.1
Massachusetts                                      9.3
Florida                                            5.6
Nevada                                             4.8
Illinois                                           4.5
Washington                                         3.6
Georgia                                            3.4
-------------------------------------------------------
Top Ten                                           76.9%

FUND PROFILE
HIGH-YIELD TAX-EXEMPT FUND

This Profile provides a snapshot of the fund's characteristics as of October 31, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 13.

FINANCIAL ATTRIBUTES
----------------------------------------------------------
                                HIGH-YIELD          LEHMAN
                                TAX-EXEMPT          INDEX*
----------------------------------------------------------
Number of Issues                       267          46,802
Yield                                 4.5%            4.4%
Yield to Maturity                     4.7%              --
Average Coupon                        5.6%            5.5%
Average Maturity                10.7 years      13.5 years
Average Quality                         A+             AA+
Average Duration                 7.4 years       7.3 years
Expense Ratio                        0.20%              --
Cash Reserves                         0.1%              --

*Lehman Municipal Bond Index.



VOLATILITY MEASURES
----------------------------------------------------------
                                HIGH-YIELD          LEHMAN
                                TAX-EXEMPT          INDEX*
----------------------------------------------------------
R-Squared                             0.96            1.00
Beta                                  1.00            1.00

*Lehman Municipal Bond Index.

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
-------------------------------------------------------
Under 1 Year                                       2.5%
1-5 Years                                         13.8
5-10 Years                                        26.9
10-20 Years                                       38.7
20-30 Years                                       16.9
Over 30 Years                                      1.2
-------------------------------------------------------
Total                                            100.0%


INVESTMENT FOCUS
----------------------------------------------------------
[GRAPH]

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-------------------------------------------------------
AAA                                               45.2%
AA                                                11.1
A                                                 17.0
BBB                                               17.4
BB                                                 1.7
B                                                  0.0
Not Rated                                          7.6
-------------------------------------------------------
Total                                            100.0%

LARGEST STATE CONCENTRATIONS (% OF TOTAL NET ASSETS)
-------------------------------------------------------
Pennsylvania                                      10.1%
Texas                                              9.8
New York                                           9.4
California                                         7.5
Massachusetts                                      7.2
Michigan                                           6.1
Florida                                            3.7
Illinois                                           3.5
Ohio                                               3.1
Georgia                                            2.9
-------------------------------------------------------
Top Ten                                           63.3%

PERFORMANCE SUMMARY
TAX-EXEMPT MONEY MARKET FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note that annual returns can fluctuate widely. An investment in a money market fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that the fund will be able to maintain a stable net asset value of $1 per share.

TOTAL INVESTMENT RETURNS: JUNE 10, 1980-OCTOBER 31, 1998
---------------------------------------------------------
              TAX-EXEMPT MONEY MARKET FUND        AVERAGE
                                                   FUND*
FISCAL       CAPITAL     INCOME       TOTAL        TOTAL
YEAR         RETURN      RETURN      RETURN       RETURN
---------------------------------------------------------
1980           0.0%        1.3%        1.3%         0.1%
1981           0.0         6.4         6.4          6.2
1982           0.0         7.4         7.4          7.8
1983           0.0         5.1         5.1          4.8
1984           0.0         5.8         5.8          5.4
1985           0.0         5.4         5.4          5.0
1986           0.0         4.9         4.9          4.6
1987           0.0         4.4         4.4          3.9
1988           0.0         5.0         5.0          4.7
1989           0.0         6.3         6.3          5.9
1990           0.0         5.9         5.9          5.5
1991           0.0         4.8         4.8          4.5
1992           0.0         3.3         3.3          2.8
1993           0.0         2.5         2.5          2.0
1994           0.0         2.5         2.5          2.1
1995           0.0         3.7         3.7          3.3
1996           0.0         3.4         3.4          3.0
1997           0.0         3.5         3.5          3.0
1998           0.0         3.4         3.4          3.0
---------------------------------------------------------
SEC 7-Day Annualized Yield: 3.06%
---------------------------------------------------------

*Average Tax-Exempt Money Market Fund.

See Financial Highlights table on page 36 for dividend information for the past five years.

CUMULATIVE PERFORMANCE: OCTOBER 31, 1988-OCTOBER 31, 1998
--------------------------------------------------------------------------------

              Tax-Exempt      Average Tax-Exempt
 Date      Money Market Fund  Money Market Fund
1988 10           10000             10000
1989 01           10146             10134
1989 04           10305             10287
1989 07           10470             10444
1989 10           10628             10590
1990 01           10785             10738
1990 04           10936             10879
1990 07           11092             11025
1990 10           11252             11176
1991 01           11409             11325
1991 04           11542             11443
1991 07           11668             11555
1991 10           11796             11674
1992 01           11913             11779
1992 04           12009             11859
1992 07           12099             11936
1992 10           12182             12004
1993 01           12261             12073
1993 04           12333             12126
1993 07           12405             12182
1993 10           12482             12242
1994 01           12555             12303
1994 04           12625             12356
1994 07           12703             12422
1994 10           12799             12502
1995 01           12913             12602
1995 04           13033             12703
1995 07           13156             12809
1995 10           13276             12913
1996 01           13397             13020
1996 04           13505             13108
1996 07           13617             13201
1996 10           13732             13299
1997 01           13849             13400
1997 04           13963             13493
1997 07           14089             13599
1997 10           14213             13703
1998 01           14340             13814
1998 04           14457             13911
1998 07           14582             14015
1998 10           14701             14114

                                                   AVERAGE ANNUAL TOTAL RETURNS
                                                  PERIODS ENDED OCTOBER 31, 1998
                                                -----------------------------------     FINAL VALUE OF A
                                                  1 YEAR       5 YEARS     10 YEARS    $10,000 INVESTMENT
---------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market Fund                       3.44%        3.33%        3.93%           $14,701
Average Tax-Exempt Money Market Fund               3.00         2.89         3.51             14,114
---------------------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1998*
-------------------------------------------------------------------------------------------------------------------------
                                                                                                     10 YEARS
                                                INCEPTION                                 -------------------------------
                                                   DATE        1 YEAR       5 YEARS       CAPITAL      INCOME       TOTAL
-------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market Fund                    6/10/1980       3.47%        3.31%         0.00%        3.95%       3.95%
-------------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY
SHORT-TERM TAX-EXEMPT FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: OCTOBER 31, 1978-OCTOBER 31, 1998
------------------------------------------------------
               SHORT-TERM TAX-EXEMPT FUND       LEHMAN*
FISCAL        CAPITAL    INCOME     TOTAL        TOTAL
YEAR          RETURN     RETURN     RETURN      RETURN
------------------------------------------------------
1979          -0.7%       4.4%        3.7%       N/A
1980           0.9        5.3         6.2        N/A
1981           0.1        6.7         6.8        N/A
1982           2.4        8.3        10.7        N/A
1983          -0.5        6.1         5.6        N/A
1984          -0.1        6.5         6.4        N/A
1985           0.7        6.5         7.2        N/A
1986           1.6        6.1         7.7       11.0%
1987          -2.2        5.0         2.8        3.2
1988           1.6        5.4         7.0        5.9
1989           0.3        6.0         6.3        6.2
1990           0.4        6.1         6.5        7.0
1991           1.2        5.7         6.9        9.4
1992           0.8        4.5         5.3        7.8
1993           0.3        3.9         4.2        6.6
1994          -1.3        3.5         2.2        1.4
1995           1.2        4.1         5.3        8.0
1996          -0.1        4.0         3.9        4.5
1997           0.0        4.0         4.0        5.5
1998           0.5        4.0         4.5        5.7
------------------------------------------------------

*Lehman 3 Year Municipal Bond Index.
See Financial Highlights table on page 37 for dividend and capital gains information for the past five years.


CUMULATIVE PERFORMANCE: OCTOBER 31, 1988-OCTOBER 31, 1998
------------------------------------------------------------------------------------------------
                 Short-Term      Average-Short Term       Lehman 3 Year
 Date         Tax-Exempt Fund     Tax-Exempt Fund       Municipal Bond Index
1988 10            10000                10000                10000
1989 01            10116                10134                10114
1989 04            10210                10287                10144
1989 07            10492                10444                10519
1989 10            10626                10590                10620
1990 01            10805                10738                10809
1990 04            10922                10879                10887
1990 07            11156                11025                11214
1990 10            11317                11176                11362
1991 01            11565                11461                11705
1991 04            11749                11685                11931
1991 07            11896                11735                12114
1991 10            12095                11952                12425
1992 01            12339                12258                12803
1992 04            12422                12377                12874
1992 07            12685                12589                13397
1992 10            12741                12646                13392
1993 01            12930                12893                13669
1993 04            13066                13077                13922
1993 07            13128                13051                14056
1993 10            13271                13188                14279
1994 01            13416                13462                14527
1994 04            13383                13391                14301
1994 07            13499                13406                14492
1994 10            13563                13431                14473
1995 01            13678                13641                14629
1995 04            13899                13877                14968
1995 07            14128                14018                15395
1995 10            14278                14160                15631
1996 01            14477                14487                15920
1996 04            14522                14507                15905
1996 07            14672                14531                16103
1996 10            14834                14688                16336
1997 01            14973                14989                16567
1997 04            15067                15069                16637
1997 07            15290                15172                17071
1997 10            15433                15299                17232
1998 01            15614                15640                17515
1998 04            15713                15727                17558
1998 07            15900                15765                17844
1998 10            16125                15989                18216

------------------------------------------------------------------------------------------------
                                          AVERAGE ANNUAL TOTAL RETURNS
                                         PERIODS ENDED OCTOBER 31, 1998
                                       -----------------------------------     FINAL VALUE OF A
                                         1 YEAR       5 YEARS     10 YEARS    $10,000 INVESTMENT
------------------------------------------------------------------------------------------------
Short-Term Tax-Exempt Fund                4.49%        3.97%        4.89%          $16,125
Average Short-Term Tax-Exempt Fund*       4.51         3.93         4.81            15,989
Lehman 3 Year Municipal Bond Index        5.71         4.99         6.18            18,216
------------------------------------------------------------------------------------------------

*Adjusted for maturity differences.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1998*
-------------------------------------------------------------------------------------------------------------------------
                                                                                                     10 YEARS
                                                INCEPTION                                 -------------------------------
                                                   DATE        1 YEAR       5 YEARS       CAPITAL      INCOME       TOTAL
-------------------------------------------------------------------------------------------------------------------------
Short-Term Tax-Exempt Fund                       9/1/1977       4.37%        3.93%         0.33%        4.58%       4.91%
-------------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY
LIMITED-TERM TAX-EXEMPT FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: AUGUST 31, 1987-OCTOBER 31, 1998
--------------------------------------------------------------
                LIMITED-TERM TAX-EXEMPT FUND           LEHMAN*
FISCAL         CAPITAL      INCOME       TOTAL          TOTAL
YEAR           RETURN       RETURN       RETURN        RETURN
--------------------------------------------------------------
1987           -0.6%         1.0%          0.4%         -0.2%
1988            2.2          6.3           8.5           5.9
1989            0.0          6.5           6.5           6.2
1990            0.7          6.5           7.2           7.0
1991            2.8          6.1           8.9           9.4
1992            1.7          5.3           7.0           7.8
1993            2.4          4.6           7.0           6.6
1994           -3.1          4.2           1.1           1.4
1995            2.5          4.7           7.2           8.0
1996           -0.2          4.6           4.4           4.5
1997            0.5          4.5           5.0           5.5
1998            1.0          4.4           5.4           5.7
--------------------------------------------------------------

*Lehman 3 Year Municipal Bond Index.
See Financial Highlights table on page 37 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: OCTOBER 31, 1988-OCTOBER 31, 1998
--------------------------------------------------------------------------------

               Limited-Term     Average Limited-Term   Lehman 3 Year Municipal
 Date        Tax-Exempt Fund      Tax-Exempt Fund          Tax-Exempt Fund
1988 10            10000               10000                    10000
1989 01            10121               10121                    10114
1989 04            10199               10186                    10144
1989 07            10543               10472                    10519
1989 10            10651               10601                    10620
1990 01            10854               10772                    10809
1990 04            10939               10854                    10887
1990 07            11265               11122                    11214
1990 10            11422               11267                    11362
1991 01            11741               11534                    11705
1991 04            11971               11726                    11931
1991 07            12142               11884                    12114
1991 10            12443               12139                    12425
1992 01            12769               12427                    12803
1992 04            12831               12523                    12874
1992 07            13287               12915                    13397
1992 10            13309               12931                    13392
1993 01            13629               13256                    13669
1993 04            13857               13509                    13922
1993 07            13970               13601                    14056
1993 10            14239               13891                    14279
1994 01            14470               14056                    14527
1994 04            14262               13837                    14301
1994 07            14428               13941                    14492
1994 10            14393               13959                    14473
1995 01            14528               14049                    14629
1995 04            14887               14360                    14968
1995 07            15229               14621                    15395
1995 10            15434               14845                    15631
1996 01            15741               15071                    15920
1996 04            15680               15075                    15905
1996 07            15874               15194                    16103
1996 10            16110               15415                    16336
1997 01            16307               15567                    16567
1997 04            16335               15680                    16637
1997 07            16768               16003                    17071
1997 10            16921               16165                    17232
1998 01            17200               16376                    17515
1998 04            17219               16468                    17558
1998 07            17504               16640                    17844
1998 10            17839               16962                    18216

                                             AVERAGE ANNUAL TOTAL RETURNS
                                            PERIODS ENDED OCTOBER 31, 1998
                                          ---------------------------------   FINAL VALUE OF A
                                          1 YEAR     5 YEARS     10 YEARS    $10,000 INVESTMENT
-----------------------------------------------------------------------------------------------
Limited-Term Tax-Exempt Fund               5.42%       4.61%         5.96%         $17,839
Average Limited-Term Tax-Exempt Fund       4.93        4.08          5.43           16,962
Lehman 3 Year Municipal Bond Index         5.71        4.99          6.18           18,216
-----------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1998*
-------------------------------------------------------------------------------------------------------------------------
                                                                                                      10 YEARS
                                                 INCEPTION                                -------------------------------
                                                    DATE       1 YEAR       5 YEARS       CAPITAL      INCOME       TOTAL
-------------------------------------------------------------------------------------------------------------------------
Limited-Term Tax-Exempt Fund                     8/31/1987      5.43%         4.55%         0.83%       5.17%       6.00%
-------------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY
INTERMEDIATE-TERM TAX-EXEMPT FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: OCTOBER 31, 1978-OCTOBER 31, 1998
----------------------------------------------------------------
               INTERMEDIATE-TERM TAX-EXEMPT FUND        LEHMAN*
FISCAL        CAPITAL          INCOME       TOTAL        TOTAL
YEAR          RETURN           RETURN       RETURN      RETURN
----------------------------------------------------------------
1979            -9.5%             4.8%        -4.7%         N/A
1980           -11.6              5.9         -5.7          N/A
1981           -18.4              7.4        -11.0          N/A
1982            15.4             11.3         26.7          N/A
1983             0.3              8.4          8.7          N/A
1984            -1.7              8.9          7.2          N/A
1985             7.2              9.4         16.6          N/A
1986            10.8              8.5         19.3         19.8
1987            -7.9              6.6         -1.3         -0.4
1988             6.4              7.5         13.9         10.5
1989             0.3              7.2          7.5          6.3
1990             0.3              7.0          7.3          8.0
1991             5.6              7.0         12.6         11.2
1992             1.2              6.0          7.2          8.2
1993             8.4              5.9         14.3         12.0
1994            -6.5              5.0         -1.5         -1.9
1995             6.3              5.8         12.1         12.3
1996            -0.3              5.2          4.9          4.7
1997             1.3              5.3          6.6          7.4
1998             1.7              5.1          6.8          7.4

*Lehman 7 Year Municipal Bond Index.

See Financial Highlights table on page 38 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: OCTOBER 31, 1988-OCTOBER 31, 1998
-----------------------------------------------------------------------

             Intermediate-Term      Average Intermediate-Term     Lehman 7 Year Municipal
 Date         Tax-Exempt Fund           Tax-Exempt Fund                 Bond Fund
1988 10            10000                      10000                       10000
1989 01            10210                      10127                       10115
1989 04            10331                      10204                       10128
1989 07            10769                      10582                       10609
1989 10            10753                      10607                       10630
1990 01            10981                      10800                       10900
1990 04            10993                      10827                       10904
1990 07            11530                      11234                       11351
1990 10            11543                      11298                       11480
1991 01            12014                      11662                       11893
1991 04            12318                      11902                       12144
1991 07            12547                      12082                       12321
1991 10            12993                      12443                       12763
1992 01            13272                      12764                       13108
1992 04            13402                      12844                       13182
1992 07            14258                      13533                       13933
1992 10            13933                      13354                       13809
1993 01            14613                      13867                       14336
1993 04            15104                      14253                       14672
1993 07            15375                      14503                       14987
1993 10            15924                      14976                       15461
1994 01            16264                      15286                       15771
1994 04            15690                      14625                       15128
1994 07            15983                      14848                       15390
1994 10            15690                      14604                       15169
1995 01            16115                      14881                       15458
1995 04            16648                      15390                       16012
1995 07            17168                      15804                       16632
1995 10            17590                      16197                       17039
1996 01            18108                      16607                       17489
1996 04            17816                      16367                       17226
1996 07            18102                      16577                       17475
1996 10            18446                      16900                       17831
1997 01            18716                      17117                       18142
1997 04            18763                      17180                       18147
1997 07            19542                      17893                       18979
1997 10            19655                      18018                       19156
1998 01            20158                      18457                       19668
1998 04            20069                      18405                       19570
1998 07            20488                      18717                       19978
1998 10            20988                      19195                       20572

---------------------------------------------------------------------------------------------------------------------------
                                                                     AVERAGE ANNUAL TOTAL RETURNS
                                                                    PERIODS ENDED OCTOBER 31, 1998
                                                                  ---------------------------------     FINAL VALUE OF A
                                                                  1 YEAR       5 YEARS     10 YEARS    $10,000 INVESTMENT
---------------------------------------------------------------------------------------------------------------------------
         Intermediate-Term Tax-Exempt Fund                         6.78%        5.68%         7.70%          $20,988
         Average Intermediate-Term Tax-Exempt Fund                 6.53         5.09          6.74            19,195
         Lehman 7 Year Municipal Bond Index                        7.39         5.88          7.48            20,572
---------------------------------------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1998*
--------------------------------------------------------------------------------------------------------------------------
                                                                                                      10 YEARS
                                                 INCEPTION                                --------------------------------
                                                   DATE        1 YEAR       5 YEARS       CAPITAL      INCOME       TOTAL
--------------------------------------------------------------------------------------------------------------------------
Intermediate-Term Tax-Exempt Fund                9/1/1977        6.95%       5.69%         1.88%        5.97%       7.85%
--------------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY

INSURED LONG-TERM TAX-EXEMPT FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: SEPTEMBER 30, 1984-OCTOBER 31, 1998
-----------------------------------------------------------------
              INSURED LONG-TERM TAX-EXEMPT FUND            LEHMAN*
FISCAL       CAPITAL          INCOME         TOTAL          TOTAL
YEAR         RETURN           RETURN         RETURN        RETURN
-----------------------------------------------------------------
1984           -1.6%          0.8%           -0.8%          1.3%
1985            6.7           9.7            16.4          18.7
1986           14.3           9.2            23.5          22.6
1987           -9.2           6.9            -2.3          -0.8
1988            7.9           8.2            16.1          14.6
1989            1.3           7.5             8.8           8.1
1990           -0.8           7.2             6.4           7.4
1991            6.0           7.2            13.2          12.2
1992            0.2           6.5             6.7           8.4
1993           10.7           6.4            17.1          14.1
1994          -10.8           5.2            -5.6          -4.3
1995            9.5           6.4            15.9          14.8
1996            0.7           5.6             6.3           5.7
1997            1.9           5.7             7.6           8.5
1998            2.4           5.5             7.9           8.0
-----------------------------------------------------------------

*Lehman Municipal Bond Index.

See Financial Highlights table on page 38 for dividend and capital gains information for the past five years.



CUMULATIVE PERFORMANCE: OCTOBER 31, 1988-OCTOBER 31, 1998
--------------------------------------------------------------------------------

             Insured Long-Term      Average Insured Long-Term        Lehman Municipal
 Date         Tax-Exempt Fund           Tax-Exempt Fund                 Bond Fund
1988 10            10000                      10000                       10000
1989 01            10306                      10213                       10217
1989 04            10468                      10356                       10315
1989 07            10958                      10787                       10818
1989 10            10883                      10778                       10810
1990 01            11000                      10890                       11037
1990 04            10950                      10898                       11059
1990 07            11639                      11423                       11567
1990 10            11579                      11405                       11613
1991 01            12153                      11861                       12057
1991 04            12385                      12123                       12329
1991 07            12583                      12345                       12578
1991 10            13112                      12765                       13025
1992 01            13405                      13059                       13372
1992 04            13530                      13187                       13501
1992 07            14618                      14063                       14305
1992 10            13996                      13675                       14118
1993 01            14845                      14320                       14686
1993 04            15494                      14880                       15209
1993 07            15727                      15168                       15570
1993 10            16389                      15715                       16105
1994 01            16790                      16039                       16486
1994 04            15699                      14995                       15537
1994 07            16141                      15296                       15866
1994 10            15475                      14725                       15409
1995 01            16242                      15267                       15905
1995 04            16896                      15941                       16576
1995 07            17361                      16290                       17117
1995 10            17938                      16881                       17697
1996 01            18713                      17498                       18299
1996 04            18140                      16958                       17894
1996 07            18561                      17275                       18247
1996 10            19063                      17722                       18705
1997 01            19299                      17858                       19002
1997 04            19371                      17933                       19080
1997 07            20461                      18924                       20117
1997 10            20507                      19029                       20293
1998 01            21198                      19583                       20923
1998 04            21014                      19450                       20855
1998 07            21533                      19845                       21322
1998 10            22124                      20398                       21921

                                                           AVERAGE ANNUAL TOTAL RETURNS
                                                          PERIODS ENDED OCTOBER 31, 1998
                                                         ---------------------------------     FINAL VALUE OF A
                                                         1 YEAR       5 YEARS     10 YEARS    $10,000 INVESTMENT
----------------------------------------------------------------------------------------------------------------
Insured Long-Term Tax-Exempt Fund                         7.88%        6.18%         8.26%         $22,124
Average Insured Long-Term Tax-Exempt Fund                 7.19         5.35          7.39           20,398
Lehman Municipal Bond Index                               8.02         6.36          8.16           21,921
----------------------------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1998*
-------------------------------------------------------------------------------------------------------------------------
                                                                                                     10 YEARS
                                                INCEPTION                                 -------------------------------
                                                   DATE        1 YEAR       5 YEARS       CAPITAL      INCOME       TOTAL
-------------------------------------------------------------------------------------------------------------------------
Insured Long-Term Tax-Exempt Fund                9/30/1984       8.58%       6.24%          2.18%       6.37%       8.55%
-------------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY
LONG-TERM TAX-EXEMPT FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.


TOTAL INVESTMENT RETURNS: OCTOBER 31, 1978-OCTOBER 31, 1998
------------------------------------------------------------
                LONG-TERM TAX-EXEMPT FUND          LEHMAN*
FISCAL       CAPITAL     INCOME       TOTAL         TOTAL
YEAR         RETURN      RETURN       RETURN       RETURN
------------------------------------------------------------
1979          -9.4%        5.7%        -3.7%         N/A
1980         -19.2         6.5        -12.7          N/A
1981         -21.4         8.4        -13.0        -11.4
1982          19.0        13.3         32.3         31.6
1983           1.8         9.5         11.3          4.4
1984          -3.3         9.6          6.3          7.6
1985           8.3        10.1         18.4         18.7
1986          14.5         9.3         23.8         22.6
1987         -11.0         6.9         -4.1         -0.8
1988           9.0         8.3         17.3         14.6
1989           1.2         7.6          8.8          8.1
1990          -1.1         7.2          6.1          7.4
1991           6.7         7.6         14.3         12.2
1992           0.8         6.7          7.5          8.4
1993          10.5         6.4         16.9         14.1
1994         -10.7         5.2         -5.5         -4.3
1995           9.5         6.5         16.0         14.8
1996           1.1         5.6          6.7          5.7
1997           2.6         5.6          8.2          8.5
1998           2.4         5.4          7.8          8.0
------------------------------------------------------------

*Lehman Municipal Bond Index.

See Financial Highlights table on page 39 for dividend and capital gains information for the past five years.


CUMULATIVE PERFORMANCE: OCTOBER 31, 1988-OCTOBER 31, 1998
--------------------------------------------------------------------------------

                 Long-Term       Average General-Term         Lehman Municipal
 Date         Tax-Exempt Fund      Tax-Exempt Fund               Bond Fund
1988 10            10000                  10000                    10000
1989 01            10253                  10207                    10217
1989 04            10401                  10350                    10315
1989 07            10927                  10787                    10818
1989 10            10879                  10773                    10810
1990 01            11013                  10891                    11037
1990 04            10927                  10853                    11059
1990 07            11638                  11416                    11567
1990 10            11542                  11360                    11613
1991 01            12175                  11815                    12057
1991 04            12442                  12074                    12329
1991 07            12676                  12319                    12578
1991 10            13197                  12751                    13025
1992 01            13533                  13055                    13372
1992 04            13679                  13190                    13501
1992 07            14801                  14088                    14305
1992 10            14193                  13688                    14118
1993 01            15019                  14357                    14686
1993 04            15735                  14890                    15209
1993 07            15943                  15225                    15570
1993 10            16597                  15803                    16105
1994 01            16978                  16126                    16486
1994 04            15941                  15051                    15537
1994 07            16371                  15349                    15866
1994 10            15682                  14877                    15409
1995 01            16408                  15350                    15905
1995 04            17080                  15934                    16576
1995 07            17620                  16339                    17117
1995 10            18189                  16919                    17697
1996 01            18984                  17504                    18299
1996 04            18477                  16999                    17894
1996 07            18924                  17303                    18247
1996 10            19410                  17784                    18705
1997 01            19662                  17992                    19002
1997 04            19779                  18041                    19080
1997 07            20898                  19047                    20117
1997 10            21007                  19228                    20293
1998 01            21715                  19813                    20923
1998 04            21564                  19668                    20855
1998 07            22082                  20068                    21322
1998 10            22641                  20597                    21921



                                                            AVERAGE ANNUAL TOTAL RETURNS
                                                           PERIODS ENDED OCTOBER 31, 1998
                                                         ---------------------------------     FINAL VALUE OF A
                                                         1 YEAR       5 YEARS     10 YEARS    $10,000 INVESTMENT
----------------------------------------------------------------------------------------------------------------
Long-Term Tax-Exempt Fund                                 7.78%        6.41%        8.51%            $22,641
Average General Tax-Exempt Fund                           7.12         5.44         7.49              20,597
Lehman Municipal Bond Index                               8.02         6.36         8.16              21,921
----------------------------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1998*
--------------------------------------------------------------------------------------------------------------------------
                                                                                                   10 YEARS
                                                 INCEPTION                                --------------------------------
                                                   DATE        1 YEAR       5 YEARS       CAPITAL      INCOME       TOTAL
--------------------------------------------------------------------------------------------------------------------------
Long-Term Tax-Exempt Fund                        9/1/1977        8.65%       6.47%          2.40%       6.43%       8.83%
--------------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY
HIGH-YIELD TAX-EXEMPT FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: DECEMBER 27, 1978-OCTOBER 31, 1998

-----------------------------------------------------------
  HIGH-YIELD TAX-EXEMPT FUND                       LEHMAN*
FISCAL       CAPITAL     INCOME       TOTAL         TOTAL
YEAR         RETURN      RETURN       RETURN       RETURN
-----------------------------------------------------------
1979         -6.8%        5.2%       -1.6%          N/A
1980        -15.3         7.1        -8.2           N/A
1981        -19.4         9.0       -10.4         -11.4%
1982         16.1        13.7        29.8          31.6
1983          2.4         9.8        12.2           4.4
1984         -2.6        10.0         7.4           7.6
1985          8.5        10.4        18.9          18.7
1986         14.7         9.6        24.3          22.6
1987        -11.7         7.0        -4.7          -0.8
1988         10.1         8.7        18.8          14.6
1989          1.1         7.7         8.8           8.1
1990         -1.9         7.5         5.6           7.4
1991          7.2         8.0        15.2          12.2
1992          0.6         7.1         7.7           8.4
1993         10.0         6.8        16.8          14.1
1994        -10.5         5.5        -5.0          -4.3
1995          9.0         6.8        15.8          14.8
1996          0.3         5.7         6.0           5.7
1997          2.5         5.9         8.4           8.5
1998          2.6         5.6         8.2           8.0
-----------------------------------------------------------

*Lehman Municipal Bond Index.

See Financial Highlights table on page 39 for dividend and capital gains information for the past five years.


CUMULATIVE PERFORMANCE: OCTOBER 31, 1988-OCTOBER 31, 1998
--------------------------------------------------------------

                  High-Yield       Average High-Yield      Lehman Municipal
 Date           Tax-Exempt Fund     Tax-Exempt Fund          Bond Index
1988 10             10000                10000                 10000
1989 01             10268                10210                 10217
1989 04             10460                10414                 10315
1989 07             10977                10837                 10818
1989 10             10884                10841                 10810
1990 01             11017                10961                 11037
1990 04             10929                10967                 11059
1990 07             11652                11447                 11567
1990 10             11490                11385                 11613
1991 01             12056                11660                 12057
1991 04             12382                11971                 12329
1991 07             12671                12273                 12578
1991 10             13240                12633                 13025
1992 01             13550                12906                 13372
1992 04             13732                13123                 13501
1992 07             14845                13905                 14305
1992 10             14259                13582                 14118
1993 01             15095                14160                 14686
1993 04             15781                14659                 15209
1993 07             16020                15017                 15570
1993 10             16655                15493                 16105
1994 01             17022                15807                 16486
1994 04             16103                14967                 15537
1994 07             16487                15284                 15866
1994 10             15817                14884                 15409
1995 01             16503                15274                 15905
1995 04             17204                15874                 16576
1995 07             17749                16309                 17117
1995 10             18323                16777                 17697
1996 01             18952                17338                 18299
1996 04             18502                16971                 17894
1996 07             18945                17293                 18247
1996 10             19429                17740                 18705
1997 01             19707                18019                 19002
1997 04             19790                18203                 19080
1997 07             20869                19109                 20117
1997 10             21052                19386                 20293
1998 01             21759                19992                 20923
1998 04             21677                20039                 20855
1998 07             22209                20419                 21322
1998 10             22776                20745                 21921

                                                           AVERAGE ANNUAL TOTAL RETURNS
                                                          PERIODS ENDED OCTOBER  31, 1998
                                                         ---------------------------------     FINAL VALUE OF A
                                                         1 YEAR       5 YEARS     10 YEARS    $10,000 INVESTMENT
----------------------------------------------------------------------------------------------------------------
High-Yield Tax-Exempt Fund                                8.19%        6.46%         8.58%          $22,776
Average High-Yield Tax-Exempt Fund                        7.01         6.01          7.57            20,745
Lehman Municipal Bond Index                               8.02         6.36          8.16            21,921
----------------------------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1998*
--------------------------------------------------------------------------------------------------------------------------
                                                                                                      10 YEARS
                                                 INCEPTION                                ---------------------------------
                                                   DATE        1 YEAR       5 YEARS       CAPITAL      INCOME       TOTAL
--------------------------------------------------------------------------------------------------------------------------
High-Yield Tax-Exempt Fund                      12/27/1978       8.77%       6.52%          2.17%       6.68%       8.85%
--------------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

FINANCIAL STATEMENTS

OCTOBER 31, 1998

The Statements of Net Assets, integral parts of the Financial Statements for each of the Vanguard Municipal Bond Funds, and the Report of Independent Accountants are included as an insert to this report.

STATEMENT OF OPERATIONS

This Statement shows interest earned by each fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a fund invested in futures contracts during the period, the results of these investments are shown separately.

-------------------------------------------------------------------------------------------------------------------------
                                                      TAX-EXEMPT         SHORT-TERM      LIMITED-TERM  INTERMEDIATE-TERM
                                                    MONEY MARKET         TAX-EXEMPT        TAX-EXEMPT         TAX-EXEMPT
                                                            FUND               FUND              FUND               FUND
                                                    ---------------------------------------------------------------------
                                                                           YEAR ENDED OCTOBER 31, 1998
                                                    ---------------------------------------------------------------------
                                                           (000)              (000)             (000)              (000)
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Interest                                            $204,885            $63,608           $95,063           $369,801
                                                    ---------------------------------------------------------------------
        Total Income                                     204,885             63,608            95,063            369,801
                                                    ---------------------------------------------------------------------
EXPENSES
    The Vanguard Group--Note B
        Investment Advisory Services                         735                200               272                927
        Management and Administrative                      8,074              2,175             3,281             11,486
        Marketing and Distribution                         1,870                511               606              1,748
    Taxes (other than income taxes)                          317                 86               118                401
    Custodian Fees                                            82                 21                26                 80
    Auditing Fees                                              9                  7                 7                 10
    Shareholders' Reports                                    152                 56                72                270
    Annual Meeting and Proxy Costs                            20                  7                10                 36
    Trustees' Fees and Expenses                                9                  3                 4                 12
                                                    ---------------------------------------------------------------------
        Total Expenses                                    11,268              3,066             4,396             14,970
        Expenses Paid Indirectly--Note C                     (82)               (41)             (246)              (895)
                                                    ---------------------------------------------------------------------
        Net Expenses                                      11,186              3,025             4,150             14,075
-------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                    193,699             60,583            90,913            355,726
-------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities Sold                                29                627             2,687             45,755
    Futures Contracts                                         --                 --            (2,108)           (25,488)
-------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN                                             29                627               579             20,267
-------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
    (DEPRECIATION)
    Investment Securities                                     --              6,658            26,401            117,220
  Futures Contracts                                           --                 --            (4,094)           (18,231)
-------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
    (DEPRECIATION)                                            --              6,658            22,307             98,989
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS                                     $193,728            $67,868          $113,799           $474,982
=========================================================================================================================

-------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                                  INSURED LONG-TERM         LONG-TERM         HIGH-YIELD
                                                                         TAX-EXEMPT        TAX-EXEMPT         TAX-EXEMPT
                                                                               FUND              FUND               FUND
                                                                  --------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31, 1998
                                                                  --------------------------------------------------------
                                                                              (000)              (000)             (000)
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Interest                                                               $115,118            $73,185          $135,822
                                                                  --------------------------------------------------------
        Total Income                                                        115,118             73,185           135,822
                                                                  --------------------------------------------------------
EXPENSES
    The Vanguard Group--Note B
        Investment Advisory Services                                            275                175               316
        Management and Administrative                                         3,333              2,194             3,846
        Marketing and Distribution                                              428                294               560
    Taxes (other than income taxes)                                             118                 76               137
    Custodian Fees                                                               26                 18                30
    Auditing Fees                                                                 7                  7                 8
    Shareholders' Reports                                                        87                 57               104
    Annual Meeting and Proxy Costs                                               12                  7                13
    Trustees' Fees and Expenses                                                   4                  2                 4
                                                                  --------------------------------------------------------
        Total Expenses                                                        4,290              2,830             5,018
        Expenses Paid Indirectly--Note C                                       (140)              (154)             (186)
                                                                  --------------------------------------------------------
        Net Expenses                                                          4,150              2,676             4,832
--------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                       110,968             70,509           130,990
--------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities Sold                                               20,345             19,752            30,560
    Futures Contracts                                                       (15,468)            (6,305)          (22,052)
--------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN                                                             4,877             13,447             8,508
--------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    Investment Securities                                                    43,053             20,377            50,207
    Futures Contracts                                                         3,548             (2,361)            4,094
--------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                             46,601             18,016            54,301
--------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                       $162,446           $101,972          $193,799
==========================================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund's total net assets changed during the three most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------------------------------------------------
                                                                                      TAX-EXEMPT MONEY MARKET FUND
                                                                           -----------------------------------------------
                                                                                      YEAR                          YEAR
                                                                                     ENDED      SEP. 1 TO          ENDED
                                                                             OCT. 31, 1998  OCT. 31, 1997  AUG. 31, 1997
                                                                                     (000)          (000)          (000)
--------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
    Net Investment Income                                                       $  193,699      $ 31,525      $  171,389
    Realized Net Gain (Loss)                                                            29            --             132
    Change in Unrealized Appreciation (Depreciation)                                    --            --              --
                                                                                ------------------------------------------
        Net Increase in Net Assets Resulting from Operations                       193,728        31,525         171,521
                                                                                ------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                                         (193,699)      (31,525)       (171,389)
    Realized Capital Gain                                                               --            --             --
                                                                                ------------------------------------------
        Total Distributions                                                       (193,699)      (31,525)       (171,389)
                                                                                ------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                                       6,814,946       943,194       5,660,032
    Issued in Lieu of Cash Distributions                                           181,732        29,510         159,979
    Redeemed                                                                    (6,131,356)     (937,706)     (5,099,054)
                                                                                ------------------------------------------
        Net Increase from Capital Share Transactions                               865,322        34,998         720,957
--------------------------------------------------------------------------------------------------------------------------
    Total Increase                                                                 865,351        34,998         721,089
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                                          5,380,410     5,345,412       4,624,323
                                                                                ------------------------------------------
    End of Period                                                               $6,245,761    $5,380,410      $5,345,412
==========================================================================================================================

(1)Shares Issued (Redeemed)

    Issued                                                                       6,814,946       943,194       5,660,032
    Issued in Lieu of Cash Distributions                                           181,732        29,510         159,979
    Redeemed                                                                    (6,131,356)     (937,706)     (5,099,054)
                                                                                ------------------------------------------
        Net Increase in Shares Outstanding                                         865,322        34,998         720,957
==========================================================================================================================

--------------------------------------------------------------------------------------------------------------------------
                                                                                        SHORT-TERM TAX-EXEMPT FUND
                                                                           -----------------------------------------------
                                                                                      YEAR                          YEAR
                                                                                     ENDED      SEP. 1 TO          ENDED
                                                                             OCT. 31, 1998  OCT. 31, 1997  AUG. 31, 1997
                                                                                     (000)          (000)          (000)
--------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
    Net Investment Income                                                        $  60,583       $  9,806      $  56,997
    Realized Net Gain (Loss)                                                           627              7            592
    Change in Unrealized Appreciation (Depreciation)                                 6,658          1,397          2,384
                                                                          ------------------------------------------------
        Net Increase in Net Assets Resulting from Operations                        67,868         11,210         59,973
DISTRIBUTIONS
    Net Investment Income                                                          (60,583)        (9,806)       (56,997)
    Realized Capital Gain                                                             (585)            --           (392)
                                                                          ------------------------------------------------
        Total Distributions                                                        (61,168)       (9,806)        (57,389)
                                                                          ------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                                         947,896        135,146        732,007
    Issued in Lieu of Cash Distributions                                            51,299          8,197         48,457
    Redeemed                                                                      (836,797)      (123,916)      (775,966)
                                                                          ------------------------------------------------
        Net Increase from Capital Share Transactions                               162,398         19,427          4,498
--------------------------------------------------------------------------------------------------------------------------
    Total Increase                                                                 169,098         20,831          7,082
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                                          1,484,565     1,463,734       1,456,652
                                                                          ------------------------------------------------
    End of Period                                                               $1,653,663    $1,484,565      $1,463,734
==========================================================================================================================
(1)Shares Issued (Redeemed)
    Issued                                                                          60,783          8,675         47,037
    Issued in Lieu of Cash Distributions                                             3,290            526          3,113
    Redeemed                                                                       (53,669)        (7,954)       (49,869)
                                                                          ------------------------------------------------
        Net Increase in Shares Outstanding                                          10,404          1,247            281
==========================================================================================================================

--------------------------------------------------------------------------------------------------------------------------
                                                                                     LIMITED-TERM TAX-EXEMPT FUND
                                                                          ------------------------------------------------
                                                                                      YEAR                          YEAR
                                                                                     ENDED      SEP. 1 TO          ENDED
                                                                             OCT. 31, 1998  OCT. 31, 1997  AUG. 31, 1997
                                                                                     (000)          (000)          (000)
--------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
    Net Investment Income                                                       $   90,913       $ 14,144      $  81,063
    Realized Net Gain (Loss)                                                           579            287          2,381
    Change in Unrealized Appreciation (Depreciation)                                22,307          5,443         12,454
                                                                                ------------------------------------------
        Net Increase in Net Assets Resulting from Operations                       113,799         19,874         95,898
                                                                                ------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                                          (90,913)       (14,144)       (81,063)
    Realized Capital Gain                                                               --             --             --
                                                                                ------------------------------------------
        Total Distributions                                                        (90,913)       (14,144)       (81,063)
                                                                                ------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                                         927,565        122,679        672,438
    Issued in Lieu of Cash Distributions                                            71,458         11,012         63,785
    Redeemed                                                                      (643,738)      (106,518)      (582,527)
                                                                                ------------------------------------------
        Net Increase from Capital Share Transactions                               355,285         27,173        153,696
--------------------------------------------------------------------------------------------------------------------------
    Total Increase                                                                 378,171         32,903        168,531
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                                          1,962,009      1,929,106      1,760,575
                                                                                ------------------------------------------
    End of Period                                                               $2,340,180     $1,962,009     $1,929,106
==========================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                                          86,051         11,434         62,932
    Issued in Lieu of Cash Distributions                                             6,626          1,025          5,970
    Redeemed                                                                       (59,721)        (9,927)       (54,564)
                                                                                ------------------------------------------
        Net Increase in Shares Outstanding                                          32,956          2,532         14,338
==========================================================================================================================

--------------------------------------------------------------------------------------------------------------------------
                                                                                     INTERMEDIATE-TERM TAX-EXEMPT FUND
                                                                             ---------------------------------------------
                                                                                      YEAR                          YEAR
                                                                                     ENDED      SEP. 1 TO          ENDED
                                                                             OCT. 31, 1998  OCT. 31, 1997  AUG. 31, 1997
                                                                                     (000)          (000)          (000)
--------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
    Net Investment Income                                                       $  355,726      $  56,099      $ 317,782
    Realized Net Gain (Loss)                                                        20,267        (11,995)         5,163
    Change in Unrealized Appreciation (Depreciation)                                98,989         36,886        116,742
                                                                                ------------------------------------------
        Net Increase in Net Assets Resulting from Operations                       474,982         80,990        439,687
                                                                                ------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                                         (355,726)       (56,099)      (317,782)
    Realized Capital Gain                                                          (26,386)            --         (1,435)
                                                                                ------------------------------------------
        Total Distributions                                                       (382,112)       (56,099)      (319,217)
                                                                                ------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                                       1,986,864        245,741      1,549,834
    Issued in Lieu of Cash Distributions                                           286,110         41,585        236,107
    Redeemed                                                                    (1,362,906)      (199,759)    (1,175,502)
                                                                                ------------------------------------------
        Net Increase from Capital Share Transactions                               910,068         87,567        610,439
--------------------------------------------------------------------------------------------------------------------------
    Total Increase                                                               1,002,938        112,458        730,909
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                                          6,770,139      6,657,681      5,926,772
                                                                                ------------------------------------------
    End of Period                                                               $7,773,077     $6,770,139     $6,657,681
==========================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                                         147,963         18,412        117,359
    Issued in Lieu of Cash Distributions                                            21,322          3,113         17,869
    Redeemed                                                                      (101,633)       (14,978)       (89,141)
                                                                                ------------------------------------------
        Net Increase in Shares Outstanding                                          67,652          6,547         46,087
==========================================================================================================================

--------------------------------------------------------------------------------------------------------------------------
                                                                                  INSURED LONG-TERM TAX-EXEMPT FUND
                                                                             ---------------------------------------------
                                                                                      YEAR                          YEAR
                                                                                     ENDED      SEP. 1 TO          ENDED
                                                                             OCT. 31, 1998  OCT. 31, 1997  AUG. 31, 1997
                                                                                     (000)          (000)          (000)
--------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
    Net Investment Income                                                       $  110,968      $ 18,058       $  107,858
    Realized Net Gain (Loss)                                                         4,877        (7,340)           7,738
    Change in Unrealized Appreciation (Depreciation)                                46,601        16,157           54,683
                                                                                ------------------------------------------
        Net Increase in Net Assets Resulting from Operations                       162,446        26,875          170,279
                                                                                ------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                                         (110,968)      (18,058)        (107,858)
    Realized Capital Gain                                                          (13,338)           --          (11,310)
                                                                                ------------------------------------------
        Total Distributions                                                       (124,306)      (18,058)        (119,168)
                                                                                ------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                                         358,616        43,498          265,675
    Issued in Lieu of Cash Distributions                                            80,270        11,314           76,210
    Redeemed                                                                      (285,010)      (44,567)        (305,317)
                                                                                ------------------------------------------
        Net Increase from Capital Share Transactions                               153,876        10,245           36,568
--------------------------------------------------------------------------------------------------------------------------
    Total Increase                                                                 192,016        19,062           87,679
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                                          2,043,119     2,024,057        1,936,378
                                                                                ------------------------------------------
    End of Period                                                               $2,235,135    $2,043,119       $2,024,057
==========================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                                          28,400         3,481           21,609
    Issued in Lieu of Cash Distributions                                             6,361           904            6,179
    Redeemed                                                                       (22,594)       (3,568)         (24,797)
                                                                                ------------------------------------------
        Net Increase in Shares Outstanding                                          12,167           817            2,991
==========================================================================================================================

-------------------------------------------------------------------------------------------------------------------------------
                                                                                            LONG-TERM TAX-EXEMPT FUND
                                                                             --------------------------------------------------
                                                                                      YEAR                                YEAR
                                                                                     ENDED         SEP. 1 TO             ENDED
                                                                             OCT. 31, 1998     OCT. 31, 1997     AUG. 31, 1997
                                                                                     (000)             (000)             (000)
-------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
    Net Investment Income                                                      $    70,509       $    10,889        $   62,323
    Realized Net Gain (Loss)                                                        13,447            (2,185)            2,874
    Change in Unrealized Appreciation (Depreciation)                                18,016            10,593            39,777
                                                                             --------------------------------------------------
        Net Increase in Net Assets Resulting from Operations                       101,972            19,297           104,974
                                                                             --------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                                          (70,509)          (10,889)          (62,323)
    Realized Capital Gain                                                           (6,527)               --            (2,409)
                                                                             --------------------------------------------------
        Total Distributions                                                        (77,036)          (10,889)          (64,732)
                                                                             --------------------------------------------------

CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                                         380,652            39,661           221,419
    Issued in Lieu of Cash Distributions                                            52,583             7,317            44,013
    Redeemed                                                                      (198,533)          (27,954)         (194,173)
                                                                             --------------------------------------------------
        Net Increase from Capital Share Transactions                               234,702            19,024            71,259
-------------------------------------------------------------------------------------------------------------------------------
    Total Increase                                                                 259,638            27,432           111,501
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                                          1,249,137         1,221,705          1,110,204
                                                                             --------------------------------------------------
    End of Period                                                               $1,508,775        $1,249,137         $1,221,705
===============================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                                          33,634             3,557            20,226
    Issued in Lieu of Cash Distributions                                             4,653               654             4,015
    Redeemed                                                                       (17,574)           (2,508)          (17,737)
                                                                             --------------------------------------------------
        Net Increase in Shares Outstanding                                          20,713             1,703             6,504
===============================================================================================================================

-------------------------------------------------------------------------------------------------------------------------------
                                                                                            HIGH-YIELD TAX-EXEMPT FUND
                                                                             --------------------------------------------------
                                                                                      YEAR                                YEAR
                                                                                     ENDED         SEP. 1 TO             ENDED
                                                                             OCT. 31, 1998     OCT. 31, 1997     AUG. 31, 1997
                                                                                     (000)             (000)             (000)
-------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
    Net Investment Income                                                      $   130,990       $    22,607      $    115,522
    Realized Net Gain (Loss)                                                         8,508            (5,213)            9,925
    Change in Unrealized Appreciation (Depreciation)                                54,301            18,403            63,383
                                                                             --------------------------------------------------
        Net Increase in Net Assets Resulting from Operations                       193,799            35,797           188,830
                                                                             --------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                                         (130,990)          (22,607)         (115,522)
    Realized Capital Gain                                                          (10,865)               --                --
                                                                             --------------------------------------------------
        Total Distributions                                                       (141,855)          (22,607)         (115,522)
                                                                             --------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                                         739,666           101,099           480,518
    Issued in Lieu of Cash Distributions                                            97,798            14,591            77,020
    Redeemed                                                                      (440,631)          (65,952)         (422,965)
                                                                             --------------------------------------------------
        Net Increase from Capital Share Transactions                               396,833            49,738           134,573
-------------------------------------------------------------------------------------------------------------------------------
    Total Increase                                                                 448,777            62,928           207,881
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                                          2,255,572         2,192,644         1,984,763
                                                                             --------------------------------------------------
    End of Period                                                               $2,704,349       $ 2,255,572        $2,192,644
===============================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                                          67,558             9,278            45,326
    Issued in Lieu of Cash Distributions                                             8,924             1,347             7,255
    Redeemed                                                                       (40,243)           (6,106)          (39,946)
                                                                             --------------------------------------------------
        Net Increase in Shares Outstanding                                          36,239             4,519            12,635
===============================================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes each fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains.

      The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year. Money market funds are not required to report a Portfolio Turnover Rate.

----------------------------------------------------------------------------------------------------------------------------
                                                                                        TAX-EXEMPT MONEY MARKET FUND
                                                                                            YEAR ENDED AUGUST 31,
FOR A SHARE OUTSTANDING                              YEAR ENDED       SEP. 1 TO   ------------------------------------------
THROUGHOUT EACH PERIOD                            OCT. 31, 1998   OCT. 31, 1997     1997       1996        1995       1994
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $1.00          $1.00       $1.00      $1.00       $1.00      $1.00
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                 .034           .006        .034       .034        .036        .024
    Net Realized and Unrealized Gain (Loss)
        on Investments                                      --             --          --         --          --         --
                                                  --------------------------------------------------------------------------
        Total from Investment Operations                  .034           .006        .034       .034        .036        .024
                                                  --------------------------------------------------------------------------

DISTRIBUTIONS
    Dividends from Net Investment Income                 (.034)         (.006)      (.034)     (.034)      (.036)      (.024)
    Distributions from  Realized Capital Gains              --             --          --         --          --         --
                                                  --------------------------------------------------------------------------
        Total Distributions                              (.034)         (.006)      (.034)     (.034)      (.036)      (.024)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $1.00          $1.00       $1.00      $1.00       $1.00       $1.00
============================================================================================================================

TOTAL RETURN                                             3.44%          0.59%       3.47%      3.48%       3.63%       2.43%
============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                $6,246         $5,380      $5,345     $4,624      $4,166      $4,164
    Ratio of Total Expenses to
        Average Net Assets                               0.20%         0.18%*       0.19%      0.20%       0.22%       0.20%
    Ratio of Net Investment Income to
        Average Net Assets                               3.37%         3.53%*       3.41%      3.42%       3.56%       2.41%
============================================================================================================================

*Annualized.

------------------------------------------------------------------------------------------------------------------------------
                                                                                             SHORT-TERM TAX-EXEMPT FUND
                                                                                                 YEAR ENDED AUGUST 31,
FOR A SHARE OUTSTANDING                             YEAR ENDED       SEP. 1 TO        ----------------------------------------
THROUGHOUT EACH PERIOD                           OCT. 31, 1998   OCT. 31, 1997       1997       1996        1995         1994
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $15.58          $15.57      $15.54      $15.59      $15.46      $15.63
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                 .609            .103        .610        .609        .600        .534
    Net Realized and Unrealized Gain (Loss)
        on Investments                                    .076            .010        .034       (.050)       .131       (.150)
                                                     -------------------------------------------------------------------------
        Total from Investment Operations                  .685            .113        .644        .559        .731        .384
                                                     -------------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                 (.609)          (.103)      (.610)      (.609)      (.600)      (.534)
    Distributions from  Realized Capital Gains           (.006)             --       (.004)         --       (.001)      (.020)
                                                     -------------------------------------------------------------------------
        Total Distributions                              (.615)          (.103)      (.614)      (.609)      (.601)      (.554)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $15.65          $15.58      $15.57      $15.54      $15.59      $15.46
==============================================================================================================================

TOTAL RETURN                                             4.49%           0.73%       4.22%       3.64%       4.83%       2.49%
==============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                $1,654          $1,485      $1,464      $1,457      $1,442      $1,561
    Ratio of Total Expenses to
        Average Net Assets                               0.20%          0.18%*       0.19%       0.20%       0.22%       0.20%
    Ratio of Net Investment Income to
        Average Net Assets                               3.90%          3.96%*       3.91%       3.90%       3.88%       3.42%
    Portfolio Turnover Rate                                36%              4%         34%         33%         32%         27%
==============================================================================================================================
*Annualized.


--------------------------------------------------------------------------------------------------------------------------
                                                                                      LIMITED-TERM TAX-EXEMPT FUND
                                                                                            YEAR ENDED AUGUST 31,
FOR A SHARE OUTSTANDING                             YEAR ENDED      SEP. 1 TO  -------------------------------------------
THROUGHOUT EACH PERIOD                           OCT. 31, 1998  OCT. 31, 1997    1997        1996        1995        1994
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $10.74      $10.71     $10.62      $10.71      $10.57      $10.80
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                 .460        .078       .476        .483        .476        .454
    Net Realized and Unrealized Gain (Loss)
        on Investments                                    .110        .030       .090       (.090)       .140       (.208)
                                                        ------------------------------------------------------------------
        Total from Investment Operations                  .570        .108       .566        .393        .616        .246
                                                        ------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                 (.460)      (.078)     (.476)      (.483)      (.476)      (.454)
    Distributions from  Realized Capital Gains              --          --         --          --          --       (.022)
                                                        ------------------------------------------------------------------
        Total Distributions                              (.460)      (.078)     (.476)      (.483)      (.476)      (.476)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $10.85      $10.74     $10.71      $10.62      $10.71      $10.57
==========================================================================================================================

TOTAL RETURN                                             5.42%       1.01%      5.44%       3.73%       5.99%       2.31%
==========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                $2,340      $1,962     $1,929      $1,761      $1,669      $1,814
    Ratio of Total Expenses to
        Average Net Assets                               0.21%      0.18%*      0.19%       0.21%       0.22%       0.20%
    Ratio of Net Investment Income to
        Average Net Assets                               4.27%      4.34%*      4.46%       4.51%       4.51%       4.24%
    Portfolio Turnover Rate                                35%          2%        28%         27%         35%         21%
==========================================================================================================================

*Annualized.

FINANCIAL HIGHLIGHTS (continued)
-------------------------------------------------------------------------------------------------------------------------
                                                                                    INTERMEDIATE-TERM TAX-EXEMPT FUND
                                                                                         YEAR ENDED AUGUST 31,
FOR A SHARE OUTSTANDING                         YEAR ENDED       SEP. 1 TO    -------------------------------------------
THROUGHOUT EACH PERIOD                       OCT. 31, 1998   OCT. 31, 1997       1997       1996        1995       1994
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $13.35         $13.30      $13.04      $13.14     $13.02      $13.45
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                             .661           .111        .669        .671       .686        .683
    Net Realized and Unrealized Gain (Loss)
        on Investments                                .222           .050        .263       (.091)      .278       (.354)
                                                   ----------------------------------------------------------------------
        Total from Investment Operations              .883           .161        .932        .580       .964        .329
                                                   ----------------------------------------------------------------------

DISTRIBUTIONS
    Dividends from Net Investment Income             (.661)         (.111)      (.669)      (.671)     (.686)      (.683)
    Distributions from  Realized Capital Gains       (.052)            --       (.003)      (.009)     (.158)      (.076)
                                                   ----------------------------------------------------------------------
        Total Distributions                          (.713)         (.111)      (.672)      (.680)     (.844)      (.759)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                      $13.52         $13.35       $13.30     $13.04     $13.14      $13.02
=========================================================================================================================

TOTAL RETURN                                         6.78%          1.21%       7.31%       4.47%      7.82%       2.49%
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)            $7,773         $6,770      $6,658      $5,927     $5,448      $5,068
    Ratio of Total Expenses to
        Average Net Assets                           0.21%         0.18%*       0.19%       0.20%      0.22%       0.20%
    Ratio of Net Investment Income to
        Average Net Assets                           4.93%         4.99%*       5.07%       5.09%      5.35%       5.15%
    Portfolio Turnover Rate                            14%             1%         15%         14%        12%         18%
=========================================================================================================================

*Annualized.


--------------------------------------------------------------------------------------------------------------------------
                                                                                    INSURED LONG-TERM TAX-EXEMPT FUND
                                                                                          YEAR ENDED AUGUST 31,
FOR A SHARE OUTSTANDING                           YEAR ENDED      SEP. 1 TO       ----------------------------------------
THROUGHOUT EACH PERIOD                         OCT. 31, 1998  OCT. 31, 1997       1997       1996        1995       1994
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $ 12.51         $ 12.45     $ 12.14    $ 12.12     $ 11.98     $ 12.89
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                               .658            .111        .674       .670        .684        .699
   Net Realized and Unrealized Gain (Loss)
       on Investments                                  .301            .060        .382       .020        .313       (.734)
                                                    ----------------------------------------------------------------------
       Total from Investment Operations                .959            .171       1.056       .690        .997       (.035)
                                                    ----------------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income               (.658)          (.111)      (.674)     (.670)      (.684)      (.699)
   Distributions from  Realized Capital Gains         (.081)             --       (.072)        --       (.173)      (.176)
                                                    ----------------------------------------------------------------------
        Total Distributions                           (.739)          (.111)      (.746)     (.670)      (.8 7)      (.875)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                      $ 12.73         $ 12.51     $ 12.45    $ 12.14     $ 12.12     $ 11.98
==========================================================================================================================

TOTAL RETURN                                          7.88%           1.37%       8.93%      5.77%       8.88%      -0.32%
==========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)            $ 2,235         $ 2,043     $ 2,024    $ 1,936     $ 1,935     $ 1,938
    Ratio of Total Expenses to
        Average Net Assets                            0.20%          0.18%*       0.19%      0.20%       0.22%       0.20%
    Ratio of Net Investment Income to
        Average Net Assets                            5.22%          5.32%*       5.47%      5.46%       5.82%       5.62%
    Portfolio Turnover Rate                             16%              1%         18%        18%          7%         16%
==========================================================================================================================

*Annualized.

-------------------------------------------------------------------------------------------------------------------------
                                                                                       LONG-TERM TAX-EXEMPT FUND
                                                                                         YEAR ENDED AUGUST 31,
FOR A SHARE OUTSTANDING                             YEAR ENDED       SEP. 1 TO   ----------------------------------------
THROUGHOUT EACH PERIOD                           OCT. 31, 1998   OCT. 31, 1997   1997       1996        1995       1994
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $11.18      $11.11      $10.73     $10.68      $10.58      $11.38
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                 .580        .098        .588       .591        .608        .609
    Net Realized and Unrealized Gain (Loss)
        on Investments                                    .268        .070        .403       .050        .256       (.595)
                                                      ---------------------------------------------------------------------
        Total from Investment Operations                  .848        .168        .991       .641        .864        .014
                                                      --------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                 (.580)      (.098)      (.588)     (.591)      (.608)      (.609)
    Distributions from  Realized Capital Gains           (.058)         --       (.023)        --       (.156)      (.205)
                                                      --------------------------------------------------------------------
        Total Distributions                              (.638)      (.098)      (.611)     (.591)      (.764)      (.814)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $11.39      $11.18      $11.11     $10.73       $10.68     $10.58
==========================================================================================================================

TOTAL RETURN                                             7.78%       1.52%       9.46%      6.08%        8.74%      0.08%
==========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                $1,509      $1,249      $1,222     $1,110       $1,054     $1,001
    Ratio of Total Expenses to
        Average Net Assets                               0.21%      0.18%*       0.19%      0.20%        0.23%      0.20%
    Ratio of Net Investment Income to
        Average Net Assets                               5.13%      5.28%*       5.37%      5.45%        5.87%      5.56%
    Portfolio Turnover Rate                                18%          1%          9%        26%          35%        45%
==========================================================================================================================

*Annualized.


--------------------------------------------------------------------------------------------------------------------------
                                                                                        HIGH-YIELD TAX-EXEMPT FUND
                                                                                          YEAR ENDED AUGUST 31,
FOR A SHARE OUTSTANDING                             YEAR ENDED       SEP. 1 TO    ----------------------------------------
THROUGHOUT EACH PERIOD                           OCT. 31, 1998   OCT. 31, 1997    1997       1996        1995       1994
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $ 10.83      $ 10.76    $ 10.39     $ 10.43      $ 10.39   $ 11.17
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                 .582         .106       .589        .594         .625      .626
    Net Realized and Unrealized Gain (Loss)
        on Investments                                    .282         .070       .370       (.040)        .213     (.566)
                                                       -------------------------------------------------------------------
        Total from Investment Operations                  .864         .176       .959        .554         .838      .060
                                                       -------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                 (.582)       (.106)     (.589)      (.594)       (.625)    (.626)
    Distributions from  Realized Capital Gains           (.052)          --         --          --        (.173)    (.214)
                                                       -------------------------------------------------------------------
        Total Distributions                              (.634)       (.106)     (.589)      (.594)       (.798)    (.840)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $ 11.06      $ 10.83    $ 10.76     $ 10.39      $ 10.43   $ 10.39
==========================================================================================================================

TOTAL RETURN                                             8.19%        1.63%      9.45%       5.39%        8.69%     0.52%
==========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)               $ 2,704      $ 2,256    $ 2,193     $ 1,985      $ 1,865    $1,781
    Ratio of Total Expenses to
        Average Net Assets                               0.20%       0.19%*      0.19%       0.20%        0.22%     0.20%
    Ratio of Net Investment Income to
        Average Net Assets                               5.28%       6.08%*      5.56%       5.66%        6.15%     5.83%
    Portfolio Turnover Rate                                24%          3%         27%         19%          33%       50%
==========================================================================================================================

*Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Municipal Bond Funds comprises the Tax-Exempt Money Market, Short-Term Tax-Exempt, Limited-Term Tax-Exempt, Intermediate-Term Tax-Exempt, Insured Long-Term Tax-Exempt, Long-Term Tax-Exempt, and High-Yield Tax-Exempt Funds, each of which is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund. Each fund invests in debt instruments of many municipal issuers; the issuers' abilities to meet their obligations may be affected by economic and political developments in a specific state or region. Effective in 1997, each fund's fiscal year changed from August 31 to October 31.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The funds consistently follow such policies in preparing their financial statements.

      1. SECURITY VALUATION: Tax-Exempt Money Market Fund: Investment securities are valued at amortized cost, which approximates market value. Other funds:
Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

      2. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

      3. FUTURES CONTRACTS: Each fund, except the Tax-Exempt Money Market Fund, may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts to a limited extent, with the objectives of enhancing returns, managing interest-rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The funds may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The funds may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the funds and the prices of futures contracts, and the possibility of an illiquid market.

      Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the values of futures contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

      4. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

      5. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and original issue discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each fund under methods approved by the Board of Trustees. Each fund has committed to provide up to

0.40% of its net assets in capital contributions to Vanguard. At October 31, 1998, the funds had contributed capital to Vanguard (included in Other Assets) of:

      ----------------------------------------------------------------------------------------
                                  CAPITAL CONTRIBUTION          PERCENT            PERCENT OF
                                       TO VANGUARD              OF FUND           VANGUARD'S
      TAX-EXEMPT FUND                     (000)               NET ASSETS        CAPITALIZATION
      ----------------------------------------------------------------------------------------
      Money Market                       $1,190                  0.02%               1.7%
      Short-Term                            322                  0.02                0.5
      Limited-Term                          455                  0.02                0.6
      Intermediate-Term                   1,505                  0.02                2.1
      Insured Long-Term                     441                  0.02                0.6
      Long-Term                             294                  0.02                0.4
      High-Yield                            532                  0.02                0.8
      ----------------------------------------------------------------------------------------

The funds' Trustees and officers are also Directors and officers of Vanguard.

C. The funds' investment adviser may direct new issue purchases, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to the funds part of the underwriting fees generated. Such rebates or credits are used solely to reduce the funds' administrative expenses. The funds' custodian bank has also agreed to reduce its fees when the funds maintain cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 1998, directed brokerage and custodian fee offset arrangements reduced expenses by:

      ----------------------------------------------------------------------------------------
                                             EXPENSE REDUCTION
                                                   (000)                      TOTAL EXPENSE
                                        ----------------------------          REDUCTION AS A
                                        DIRECTED           CUSTODIAN          PERCENTAGE OF
      TAX-EXEMPT FUND                   BROKERAGE            FEES           AVERAGE NET ASSETS
      ----------------------------------------------------------------------------------------
      Money Market                           --               $82                   --
      Short-Term                           $ 20                21                   --
      Limited-Term                          220                26                 0.01%
      Intermediate-Term                     815                80                 0.01
      Insured Long-Term                     114                26                 0.01
      Long-Term                             136                18                 0.01
      High-Yield                            156                30                 0.01
      ----------------------------------------------------------------------------------------

D. During the year ended October 31, 1998, purchases and sales of investment securities other than temporary cash investments were:

      -----------------------------------------------------------------------------
                                                                 (000)
                                                     ------------------------------
      TAX-EXEMPT FUND                                PURCHASES               SALES
      -----------------------------------------------------------------------------
      Short-Term                                    $  766,937            $ 443,095
      Limited-Term                                   1,065,742              721,018
      Intermediate-Term                              2,224,674              957,630
      Insured Long-Term                                450,613              338,595
      Long-Term                                        498,761              233,458
      High-Yield                                     1,000,581              585,067
      -----------------------------------------------------------------------------

E. Capital gains distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains. For federal income tax purposes, at October 31, 1998, the funds had the following capital gains available for distribution, or capital losses available to offset future capital gains:


      --------------------------------------------------------------------------------------
                                                                       CAPITAL LOSS
                                                              ------------------------------
                                   CAPITAL GAINS                                EXPIRATION
                                    AVAILABLE FOR                             FISCAL YEAR(S)
                                    DISTRIBUTION              AMOUNT              ENDING
      TAX-EXEMPT FUND                  (000)                   (000)            OCTOBER 31
      --------------------------------------------------------------------------------------
      Money Market                         --                $  (612)             2002-2005
      Short-Term                      $   581                     --                     --
      Limited-Term                         --                 (2,672)             2004-2006
      Intermediate-Term                20,522                     --                     --
      Insured Long-Term                12,275                     --                     --
      Long-Term                        15,504                     --                     --
      High-Yield                       17,883                     --                     --
      --------------------------------------------------------------------------------------

The Insured Long-Term, Long-Term, and High-Yield Tax-Exempt Funds used capital loss carryforwards of $1,861,000, $635,000, and $3,074,000, respectively, to offset taxable capital gains realized during the year ended October 31, 1998, reducing the amount of capital gains that would otherwise be available to distribute to shareholders.

F. At October 31, 1998, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was:




      --------------------------------------------------------------------------------------
                                                              (000)
                                    --------------------------------------------------------
                                                                                     NET
                                    APPRECIATED            DEPRECIATED           UNREALIZED
      TAX-EXEMPT FUND               SECURITIES             SECURITIES           APPRECIATION
      --------------------------------------------------------------------------------------
      Short-Term                      $ 13,694             $    (25)              $ 13,669
      Limited-Term                      51,539                 (101)                51,438
      Intermediate-Term                475,750                 (681)               475,069
      Insured Long-Term                234,893                 (260)               234,633
      Long-Term                        129,981                 (724)               129,257
      High-Yield                       227,879              (30,960)               196,919
      --------------------------------------------------------------------------------------

      At October 31, 1998, the aggregate settlement value of open futures contracts expiring in December 1998 and the related unrealized appreciation (depreciation) were:

      -----------------------------------------------------------------------------------------------
                                                                                  (000)
                                                                   ----------------------------------
                                             NUMBER OF              AGGREGATE            UNREALIZED
                                           LONG (SHORT)            SETTLEMENT           APPRECIATION
      TAX-EXEMPT FUND/FUTURES CONTRACT       CONTRACTS                VALUE            (DEPRECIATION)
      -----------------------------------------------------------------------------------------------
      Limited-Term/
        5-Year U.S. Treasury Note             (1,200)               $137,569                (4,351)

      Intermediate-Term/
        U.S. Treasury Note                    (6,477)                779,264               (24,498)

      Insured Long-Term/
        U.S. Treasury Bond                    (1,191)                153,528                  (384)
        U.S. Treasury Note                      (395)                 47,523                   125

      Long-Term/
        U.S. Treasury Bond                      (890)                114,727                (2,378)
        U.S. Treasury Note                      (250)                 30,078                    88

      High-Yield/
        U.S. Treasury Bond                    (1,516)                195,422                (3,994)
        U.S. Treasury Note                      (500)                 60,156                   176
      -----------------------------------------------------------------------------------------------

Net unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

                              TRUSTEES AND OFFICERS

JOHN C. BOGLE
Founder, Senior Chairman of the Board, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

BARBARA BARNES HAUPTFUHRER
Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.

JOANN HEFFERNAN HEISEN
Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & JohnsonoMerck Consumer Pharmaceuticals Co., Women First HealthCare, Inc., Recording for the Blind and Dyslexic, The Medical Center at Princeton, and Women's Research and Education Institute.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.


                              OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST
Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

                            OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell Company is
    the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.

                              VANGUARD MILESTONES

                                  [ARTWORK]

                              The Vanguard Group is
                             named for HMS Vanguard,
                        Admiral Horatio Nelson's flagship
                          at the Battle of the Nile on
                          August 1, 1798. Our founder,
                          John C. Bogle, chose the name
                        after reading Nelson's inspiring
                      tribute to his fleet: "Nothing could
                          withstand the squadron . . .
                       with the judgment of the captains,
                      together with their valour, and that
                        of the officers and men of every
                  description, it was absolutely irresistible."

                                  [ARTWORK]

                          Walter L. Morgan, founder of
                          Wellington Fund, the nation's
                           first balanced mutual fund
                        and forerunner of today's family
                           of some 100 Vanguard funds,
                        celebrated his 100th birthday on
                           July 23, 1998. Mr. Morgan,
                         a true investment pioneer, died
                         six weeks later on September 2.

                                  [ARTWORK]

                                Wellington Fund,
                        The Vanguard Group's oldest fund,
                         was incorporated by Mr. Morgan
                       70 years ago, on December 28, 1928.
                            The fund was named after
                             the Duke of Wellington,
                              whose forces defeated
                            Napoleon Bonaparte at the
                           Battle of Waterloo in 1815.


Post Office Box 2600
Valley Forge, Pennsylvania 19482

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

www.vanguard.com
online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before you invest or send money. Prospectuses can be obtained directly from The Vanguard Group.

Q950-12/22/1998

(C) 1998 Vanguard Marketing Corporation, Distributor. All rights reserved.

VANGUARD
MUNICIPAL BOND
FUNDS

VANGUARD TAX-EXEMPT MONEY MARKET FUND

VANGUARD SHORT-TERM TAX-EXEMPT FUND

VANGUARD LIMITED-TERM TAX-EXEMPT FUND

VANGUARD INTERMEDIATE-TERM TAX-EXEMPT FUND

VANGUARD INSURED LONG-TERM TAX-EXEMPT FUND

VANGUARD LONG-TERM TAX-EXEMPT FUND

VANGUARD HIGH-YIELD TAX-EXEMPT FUND

VANGUARD MUNICIPAL BOND FUNDS
FINANCIAL STATEMENTS
OCTOBER 31, 1998                                                   [PHOTO]

The Statement of Net Assets should be read in conjunction with the Statement of Operations, Statement of Changes in Net Assets, Financial Highlights, and Notes to Financial Statements, all of which appear in the accompanying report.

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund's municipal bond holdings by state, including each security's market value on the last day of the reporting period and information on credit enhancements such as insurance or letters of credit. Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

      At the end of the Statement of Net Assets of each fund, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

---------------------------------------------------------
CONTENTS
Tax-Exempt Money Market Fund..........................  1
Short-Term Tax-Exempt Fund............................ 10
Limited-Term Tax-Exempt Fund.......................... 16
Intermediate-Term Tax-Exempt Fund..................... 24
Insured Long-Term Tax-Exempt Fund..................... 41
Long-Term Tax-Exempt Fund............................. 48
High-Yield Tax-Exempt Fund............................ 53
Key to Abbreviations.................................. 61
Report of Independent Accountants..................... 62
---------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                 MATURITY            AMOUNT        VALUE*
TAX-EXEMPT MONEY MARKET FUND                                         COUPON          DATE             (000)         (000)
-------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (99.4%)
-------------------------------------------------------------------------------------------------------------------------
ALABAMA (3.1%)
Alabama Special Care Fac. Finance Auth. of the
  City of Montgomery Hosp. Rev. VRDO                                  3.15%    11/4/1998 (3)        $ 19,200   $   19,200
Birmingham AL GO VRDO                                                 3.00%    11/4/1998 (2) LOC      30,500       30,500
Birmingham AL GO VRDO                                                 3.10%    11/5/1998 LOC          21,200       21,200
Birmingham AL GO VRDO                                                3.125%    11/4/1998 LOC          28,900       28,900
Huntsville AL Health Care Auth. VRDO                                  3.05%    11/4/1998 (1)          38,300       38,300
Mobile AL IDR VRDO (Kimberly-Clark Tissue Co. Project)                3.15%    11/4/1998              33,550       33,550
Mobile AL Port City Clinic Board (Infirmary Health System Inc.)       3.40%    12/8/1998 (2)          24,000       24,000
                                                                                                               ----------
                                                                                                                  195,650
                                                                                                               ----------
ALASKA (3.2%)
Alaska Housing Finance Corp. VRDO                                     3.10%    11/4/1998              47,400       47,400
Alaska Housing Finance Corp. VRDO                                     3.15%    11/4/1998              85,400       85,400
Alaska Housing Finance Corp. TOB VRDO                                 3.30%    11/5/1998               7,210        7,210
Anchorage AK Electric Util. Rev. VRDO (Muni. Light & Power)           3.10%    11/4/1998 LOC          17,500       17,500

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
TAX-EXEMPT MONEY MARKET FUND                                         COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
Valdez AK Marine Terminal VRDO (Exxon Pipeline Project)               3.70%    11/3/1998            $ 13,800     $ 13,800
Valdez AK Marine Terminal VRDO
   (Mobil Alaska Pipeline Co. Project)                                3.15%    11/4/1998              28,350       28,350
                                                                                                               ----------
                                                                                                                  199,660
                                                                                                               ----------

ARIZONA (1.1%)
Arizona Health Fac. Auth. VRDO (Samaritan Health Services)            3.05%    11/5/1998 (3)          17,415       17,415
Arizona State Transp. Board Department of Transp. Rev.
   (Maricopa County Regional)                                         4.50%     7/1/1999              17,600       17,704
Maricopa County AZ PCR VRDO (Arizona Public Service Co.)              3.70%    11/3/1998 LOC           2,000        2,000
Scottsdale AZ IDA Hosp. Rev. VRDO
   (Scottsdale Memorial Health Systems)                               3.05%    11/4/1998 (2)          30,000       30,000
                                                                                                               ----------
                                                                                                                   67,119
                                                                                                               ----------

ARKANSAS (0.5%)
Arkansas Dev. Finance Auth. Health Care Fac. VRDO
   (Sisters of Mercy)                                                 3.10%    11/5/1998              10,700       10,700
Univ. of Arkansas Board of Trustees Rev. VRDO                         3.20%    11/4/1998 (1)          20,000       20,000
                                                                                                               ----------
                                                                                                                   30,700
                                                                                                               ----------

CALIFORNIA (7.0%)
California Financial Auth. PCR VRDO (Pacific Gas & Electric)          3.60%    11/3/1998 LOC          10,700       10,700
California Higher Educ. Loan Auth. Student Loan Rev. PUT              3.65%     7/1/1999 LOC          10,000       10,000
California Higher Educ. Loan Auth. Student Loan Rev. PUT              3.80%     5/1/1999 LOC          59,800       59,800
California Higher Educ. Loan Auth. Student Loan Rev. VRDO             3.15%    11/4/1998 LOC          38,550       38,550
Los Angeles City CA TRAN                                              4.00%    6/30/1999              55,000       55,156
Los Angeles County CA Schools Pooled Finance Program Trust
   TOB VRDO                                                           3.40%    11/4/1998              77,745       77,745
Sacramento County CA Board of Educ. TOB VRDO                          3.40%    11/4/1998              65,700       65,700
San Bernardino County CA TRAN                                         4.50%    9/30/1999              16,500       16,678
San Diego CA Unified School Dist. TRAN                                4.50%    10/1/1999              35,000       35,327
San Diego County CA TRAN                                              4.50%    9/30/1999              56,500       57,109
Santa Clara CA Unified School Dist. TRAN                              4.25%    10/1/1999               9,000        9,078
                                                                                                               ----------
                                                                                                                  435,843
                                                                                                               ----------

COLORADO (2.5%)
Colorado TRAN                                                         4.00%    6/25/1999              45,000       45,121
Denver CO City, County Airport Rev. VRDO                              3.15%    11/5/1998 LOC          21,000       21,000
El Paso County CO School Dist. TAN                                    4.00%    6/30/1999              21,500       21,585
Jefferson County CO School Dist. TAN                                  4.00%    6/30/1999              35,000       35,193
Jefferson County CO TOB VRDO                                          3.30%    11/5/1998               8,995        8,995
Regional Transp. Dist. of Colorado COP  VRDO
   (Transit Vehicles Project)                                         3.20%    11/5/1998 LOC          24,480       24,480
                                                                                                               ----------
                                                                                                                  156,374
                                                                                                               ----------

FLORIDA (7.8%)
Dade County FL Sales Tax Rev.                                         5.00%    10/1/1999               7,195        7,296
Dade County FL School Dist.                                          7.375%     7/1/1999 (Prere.)     19,600       20,449
Dade County FL Water & Sewer System Rev. TOB VRDO                     3.20%    11/5/1998 (3)          24,000       24,000
Dade County FL Water & Sewer System Rev. VRDO                         3.05%    11/4/1998 (3)          72,050       72,050
Florida Dept. of Environmental Protection Preservation 2000 TOB VRDO  3.30%    11/5/1998 (3)          17,930       17,930
Florida Hosp. Assn. Loan Program VRDO (Capital Projects Auth.)        3.25%    11/4/1998 (4)          86,800       86,800
Florida Inland Protection Finance Corp. Special Obligation Rev.       4.25%     7/1/1999              15,225       15,309
Gulf Breeze FL Local Govt. Loan Program VRDO                          3.10%    11/5/1998 (3)          37,235       37,235
Hillsborough County FL IDA PCR Rev. VRDO
   (Tampa Electric Co. Project)                                       3.70%    11/3/1998               8,500        8,500
Jacksonville FL PCR CP (Florida Power & Light Co. Project)            3.55%   11/13/1998               9,700        9,700
Jacksonville FL PCR VRDO (Florida Power & Light Co. Project)          3.70%    11/3/1998              15,590       15,590
Lee County FL Hosp. Board CP (Lee Memorial Hosp. Project)             3.05%     3/8/1999               7,000        7,000
Lee County FL Hosp. Board CP (Lee Memorial Hosp. Project)             3.15%    2/19/1999              29,500       29,500
Lee County FL Hosp. Board CP (Lee Memorial Hosp. Project)             3.65%   12/14/1998              50,800       50,800
Orange County FL Health Fac. Auth. VRDO
   (Adventist Health System/Sunbelt)                                  3.10%    11/5/1998 LOC          44,500       44,500
St. Lucie County FL PCR CP (Florida Power & Light Co.)                3.60%   12/18/1998               5,000        5,000
Sunshine State FL Govt. Fin. Comm. CP                                 3.25%    2/16/1999 (2)          35,200       35,200
                                                                                                               ----------
                                                                                                                  486,859
                                                                                                               ----------

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
                                                                     COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
GEORGIA (3.3%)
Burke County GA Dev. Auth. PCR VRDO (Georgia Power Co.)               3.65%    11/3/1998            $  9,300     $  9,300
Burke County GA Dev. Auth. PCR VRDO (Georgia Power Co.)               3.70%    11/3/1998               9,000        9,000
Burke County GA Dev. Auth. PCR VRDO
   (Georgia Power Co. Plant Vogtle Project)                           3.70%    11/3/1998               6,500        6,500
Burke County GA Dev. Auth. PCR VRDO (Oglethorpe Power Corp.)          3.05%    11/4/1998 (3)          32,220       32,220
Burke County GA Dev. Auth. PCR VRDO (Oglethorpe Power Corp.)          3.05%    11/4/1998 (3)          17,450       17,450
Fulco GA Hosp. Auth. RAN Certificates VRDO
   (Shepherd Center Project)                                          3.10%    11/4/1998 LOC           7,300        7,300
Fulton County GA Water & Sewerage TOB VRDO                            3.30%    11/5/1998 (4)           6,010        6,010
Georgia GO                                                            7.20%     3/1/1999               9,650        9,763
Macon-Bibb County GA Hosp. Auth Rev. VRDO
   (Medical Center of Central Georgia)                                3.15%    11/4/1998 LOC           5,000        5,000
Muni. Electric Auth. of Georgia CP (Subordinate Bonds Project)        3.40%    11/2/1998 LOC           6,000        6,000
Muni. Electric Auth. of Georgia CP (Subordinate Bonds Project)        3.55%   11/13/1998 LOC          25,000       25,000
Muni. Electric Auth. of Georgia VRDO (Sublien Bonds Project)          3.25%    11/4/1998 LOC           4,600        4,600
Muni. Gas Auth. of Georgia Rev. VRDO                                  3.05%    11/4/1998 LOC          13,300       13,300
Muni. Gas Auth. of Georgia Rev. VRDO (Agency Project)                 3.25%    11/4/1998 LOC          54,100       54,100
                                                                                                               ----------
                                                                                                                  205,543
                                                                                                               ----------

HAWAII (0.4%)
Hawaii GO                                                             5.00%    11/1/1998              16,000       16,000
Hawaii GO TOB VRDO                                                    3.30%    11/5/1998 (1)           4,260        4,260
Hawaii Highway Rev. TOB VRDO                                          3.30%    11/5/1998 (3)           6,835        6,835
                                                                                                               ----------
                                                                                                                   27,095
                                                                                                               ----------

IDAHO (0.7%)
Idaho TAN                                                             4.50%    6/30/1999              40,000       40,231
                                                                                                               ----------

ILLINOIS (7.2%)
Bi-State Dev. Agency of the Missouri-Illinois Metro. Dist. VRDO
   (St. Clair County Metrolink Extension)                             3.00%    11/5/1998 (1)          80,000       80,000
Chicago IL Park Dist. TAN                                             4.30%    9/17/1999              15,000       15,095
Chicago IL VRDO (Midway Airport Series)                               3.85%    11/3/1998 (1)          42,800       42,800
Cook County IL GO TOB VRDO                                            3.30%    11/5/1998 (3)           4,995        4,995
Cook County IL GO TOB VRDO (Captital Improvement Series)              3.30%    11/5/1998 (3)          10,605       10,605
Illinois Dev. Finance Auth. PCR VRDO (Illinois Power Co. Project)     3.15%    11/4/1998 LOC          13,900       13,900
Illinois Dev. Finance Auth. VRDO (Provena Health)                     3.10%    11/4/1998 (1)          40,000       40,000
Illinois Dev. Finance Auth. VRDO (Provena Health)                     3.70%    11/3/1998 (1)           8,300        8,300
Illinois Educ. Fac. VRDO (DePaul Univ.)                               3.10%    11/4/1998 LOC          33,000       33,000
Illinois Health Fac. Auth. PUT (Evanston Hosp. Corp.)                 3.55%    8/16/1999              21,000       21,000
Illinois Health Fac. Auth. VRDO (Hosp. Sisters Service)               3.20%    11/4/1998 (1)          23,500       23,500
Illinois Health Fac. Auth. VRDO (Pooled Finance)                      3.10%    11/4/1998 LOC          10,500       10,500
Illinois Health Fac. Auth. VRDO (Univ. of Chicago Hosp.
   and Health Systems)                                                3.70%    11/3/1998 (1)          26,500       26,500
Illinois Health Fac. Auth. VRDO (Univ. of Chicago Hosp. Project)      3.05%    11/4/1998 (1)          21,000       21,000
Illinois Toll Highway Auth. Rev. VRDO                                 3.05%    11/4/1998 (1) LOC      85,600       85,600
Schaumburg IL VRDO                                                    3.15%    11/4/1998              10,800       10,800
                                                                                                               ----------
                                                                                                                  447,595
                                                                                                               ----------

INDIANA (2.8%)
Delaware County IN Hosp. Auth. VRDO (Cardinal Health Systems)         3.10%    11/4/1998 (2)          40,000       40,000
Indiana Educ. Fac. Auth. VRDO (Univ. of Notre Dame du Lac Project)    3.05%    11/5/1998              13,100       13,100
Indiana Health Fac. Finance Auth. Hosp. Rev. VRDO
   (Charity Obligated Group - Daughters of Charity
   National Health Systems)                                           3.05%    11/4/1998              37,200       37,200
Indiana Health Fac. Finance Auth. Hosp. Rev. VRDO
   (Clarian Health Partners)                                          3.15%    11/4/1998              58,500       58,500
Indiana Muni. Power Agency VRDO                                       3.10%    11/4/1998 LOC          10,000       10,000
Purdue Univ. Student Fee Bonds VRDO                                   3.10%    11/4/1998               3,300        3,300
St. Joseph County IN VRDO
   (Univ. of Notre Dame du Lac Project)                               3.05%    11/5/1998              14,000       14,000
                                                                                                               ----------
                                                                                                                  176,100
                                                                                                               ----------

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
TAX-EXEMPT MONEY MARKET FUND                                         COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
IOWA (0.3%)
Iowa Finance Auth. VRDO (Wheaton Franciscan Services Inc.)            3.20%    11/4/1998 (1)        $ 10,000     $ 10,000
Iowa State School Cash Anticipation Program                           4.25%    1/28/1999 (4)          10,000       10,016
                                                                                                               ----------
                                                                                                                   20,016
                                                                                                               ----------

KANSAS (0.3%)
Wichita KS Temporary Notes                                            4.00%    2/25/1999              20,700       20,726
                                                                                                               ----------

KENTUCKY (1.8%)
Kentucky Econ. Dev. Finance Auth. Hosp. Rev. VRDO
   (Baptist Healthcare System Obligation Group)                       3.05%    11/4/1998 LOC          83,750       83,750
Kentucky Econ. Dev. Finance Auth. Hosp. Rev. VRDO
   (Health Alliance of Greater Cincinnati)                            3.20%    11/4/1998 (1)          30,300       30,300
                                                                                                               ----------
                                                                                                                  114,050
                                                                                                               ----------

LOUISIANA (0.6%)
Louisiana Public Fac. Auth. Rev. CP (Sisters of Charity)              3.00%    2/18/1999               4,100        4,100
Louisiana Public Fac. Auth. Rev. VRDO (Sisters of Charity)            3.20%    11/4/1998              34,300       34,300
                                                                                                               ----------
                                                                                                                   38,400
                                                                                                               ----------

MAINE (0.2%)
Maine Health & Higher Educ. Fac. Auth. VRDO (Bowdoin College)         3.15%    11/4/1998 LOC          13,300       13,300
                                                                                                               ----------

MARYLAND (1.9%)
Frederick County MD Consolidated Public Improvement VRDO              3.10%    11/4/1998              59,600       59,600
Maryland GO TOB VRDO                                                  3.30%    11/5/1998               5,000        5,000
Maryland Health & Higher Educ. Fac. Auth. Hosp. Rev. VRDO
   (Charity Obligated Group-Daughters of Charity
   National Health Systems)                                           3.05%    11/4/1998              29,100       29,100
Maryland Health & Higher Educ. Fac. Auth. Hops. Rev. TOB VRDO
   (Johns Hopkins Univ.)                                              3.35%    11/5/1998               5,035        5,035
Washington MD Suburban Sanitation Dist. VRDO                          3.10%    11/4/1998              20,000       20,000
                                                                                                               ----------
                                                                                                                  118,735
                                                                                                               ----------

MASSACHUSETTS (1.4%)
Massachusetts Bay Transp. Auth. Notes                                 4.25%    2/26/1999              25,000       25,051
Massachusetts GO                                                      5.50%     7/1/1999              10,050       10,170
Massachusetts Turnpike Auth. BAN                                      5.00%     6/1/1999 (ETM)        34,050       34,315
Sudbury MA BAN                                                        4.00%    8/11/1999              15,300       15,345
                                                                                                               ----------
                                                                                                                   84,881
                                                                                                               ----------

MICHIGAN (2.8%)
Detroit MI City School Dist. State School Aid TRAN                    4.50%     7/1/1999              30,000       30,164
Grand Rapids MI Sanitary Sewer System
   Improvement and Refunding TOB VRDO                                 3.30%    11/5/1998 (3)           5,260        5,260
Michigan Hosp. Finance Auth. Rev. VRDO (Charity Obligated Group-
   Daughters of Charity National Health Systems)                      3.05%    11/4/1998              16,795       16,795
Michigan Housing Dev. Auth. Rental Rev. VRDO                          3.05%    11/4/1998 LOC          42,100       42,100
Michigan Muni. Bond Auth. Notes                                       4.25%    8/27/1999              35,000       35,186
Oakland County MI Econ. Dev. Corp. VRDO (Cranbrook Educ. Comm.)       3.15%    11/5/1998               6,500        6,500
Royal Oak MI Finance Auth. Hosp. Rev. VRDO
   (William Beaumont Hosp.)                                           3.70%    11/3/1998               3,400        3,400
Univ. of Michigan Hosp. Rev. VRDO                                     3.75%    11/3/1998              11,545       11,545
Univ. of Michigan Hosp. Rev. VRDO (Medical Service Plan)              3.75%    11/3/1998              24,450       24,450
                                                                                                               ----------
                                                                                                                  175,400
                                                                                                               ----------

MINNESOTA (0.1%)
Canby MN Community Hosp. Dist. #1 Yellow Medicine County VRDO
   (Sioux Valley Hosp. & Health Systems)                              3.20%    11/6/1998               3,805        3,805
                                                                                                               ----------

MISSISSIPPI (0.1%)
Mississippi GO                                                        5.00%    11/1/1998               3,730        3,730
                                                                                                               ----------

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
                                                                     COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
MISSOURI (3.1%)
Kansas City MO School Dist. Building Corp.                           10.50%     2/1/1999 (3)        $  7,545     $  7,671
Missouri Environmental Improvement & Energy Resources Auth.
   PCR CP (Union Electric Co.)                                        3.00%    2/11/1999 LOC           4,600        4,600
Missouri Environmental Improvement & Energy Resources Auth.
   PCR CP (Union Electric Co.)                                        3.65%    3/12/1999 LOC          11,655       11,655
Missouri Health & Educ. Fac. Auth. VRDO
   (Sisters of Mercy Health Care System)                              3.10%    11/4/1998              40,800       40,800
Missouri Health & Educ. Fac. Auth. VRDO
   (Sisters of Mercy Health Care System)                              3.10%    11/5/1998              66,700       66,700
Missouri Health & Educ. Fac. Auth. VRDO (Washington Univ.)            3.70%    11/3/1998              32,400       32,400
Missouri Health & Educ. Finance Auth. VRDO
   (St. Anthony's Medical Center)                                     3.10%    11/4/1998              32,200       32,200
                                                                                                               ----------
                                                                                                                  196,026
                                                                                                               ----------

NEVADA (2.1%)
Clark County NV Airport Improvement Rev. VRDO
   (McCarran International Airport)                                   3.05%    11/4/1998 LOC          17,710       17,710
Clark County NV Airport System Refunding Rev. VRDO
   (McCarran International Airport)                                   3.05%    11/4/1998 (1)           8,693        8,693
Clark County NV Airport System Refunding Rev. VRDO
   (McCarran International Airport)                                   3.25%    11/4/1998 (1)          21,000       21,000
Las Vegas NV Valley Water Dist. CP                                    2.95%    3/18/1999 LOC          13,000       13,000
Las Vegas NV Valley Water Dist. CP                                    3.00%    2/10/1999 LOC          25,000       25,000
Las Vegas NV Valley Water Dist. CP                                    3.20%    2/23/1999 LOC           5,000        5,000
Las Vegas NV Valley Water Dist. CP                                    3.35%    11/2/1998 LOC          42,500       42,500
                                                                                                               ----------
                                                                                                                  132,903

NEW HAMPSHIRE (0.4%)
New Hampshire Higher Educ. & Health Fac. Auth. VRDO
   (St. Paul's School)                                                3.10%    11/5/1998 LOC          25,000       25,000
                                                                                                               ----------

NEW MEXICO (1.5%)
Hurley NM PCR VRDO
   (Kennecott Sante Fe Corp. Project British Petroleum)               3.70%    11/3/1998              31,200       31,200
New Mexico Finance Auth. Adminstrative Fee Rev. VRDO
   (Trims Project)                                                    3.20%    11/4/1998 LOC           4,200        4,200
New Mexico Highway Comm. VRDO                                         3.05%    11/4/1998 (4)          19,100       19,100
New Mexico TRAN                                                       4.25%    6/30/1999              39,000       39,163
                                                                                                               ----------
                                                                                                                   93,663
                                                                                                               ----------

NEW YORK (3.9%)
New York City NY Custodial Receipt TOB VRDO                           3.35%    11/5/1998 (3)           4,000        4,000
New York City NY Muni. Water Finance Auth. CP                         3.10%    1/21/1999 LOC          18,700       18,700
New York City NY Muni. Water Finance Auth. CP                         3.30%    1/21/1999 LOC          15,000       15,000
New York City NY Muni. Water Finance Auth. CP                         3.35%    1/21/1999 LOC          79,300       79,300
New York City NY Muni. Water Finance Auth. CP                         3.60%    11/5/1998 LOC           8,000        8,000
New York City NY Muni. Water Finance Auth.
   Water & Sewer System Rev. VRDO                                     3.70%    11/3/1998 (3)          37,630       37,630
New York Medical Care Fac. Fin. Agency TOB VRDO                       3.30%    11/5/1998 (3)           5,920        5,920
New York Metro. Transp. Auth. TOB VRDO                                3.30%    11/5/1998 (3)           5,700        5,700
New York State Dormitory Auth. Rev. TOB VRDO (City Univ.)             3.30%    11/5/1998 (1)          19,995       19,995
New York State Environmental Fac. Corp. TOB VRDO
   (New York City Muni. Water Financial Auth. Project)                3.30%    11/5/1998 (1)          11,180       11,180
New York State Environmental Fac. PCR TOB VRDO                        3.30%    11/5/1998 (1)          10,670       10,670
New York State Local Govt. Assistance Corp. TOB VRDO                  3.30%    11/5/1998 (2)           9,070        9,070
New York State Power Auth. CP                                         3.40%    11/2/1998               9,500        9,500
New York State Urban Dev. Corp. Capital Fac. Rev. TOB VRDO            3.30%    11/5/1998 (4)           7,995        7,995
                                                                                                               ----------
                                                                                                                  242,660
                                                                                                               ----------

NORTH CAROLINA (3.4%)
Charlotte NC Airport Refunding Rev. VRDO                              3.05%    11/4/1998 (1)          22,210       22,210
Mecklenburg County NC GO                                              4.20%     2/1/1999               5,000        5,008

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
TAX-EXEMPT MONEY MARKET FUND                                         COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
Mecklenburg County NC VRDO                                            3.05%    11/5/1998              21,800       21,800
North Carolina Educ. Fac. Finance Auth. VRDO
   (Bowman Gray School of Medicine Project)                           3.15%    11/4/1998 LOC          11,000       11,000
North Carolina Educ. Fac. Finance Auth. VRDO (Duke Univ.)             3.05%    11/5/1998              36,700       36,700
North Carolina Medical Care Comm. Hosp. Rev. VRDO
   (Duke Univ. Hosp. Project)                                         3.05%    11/5/1998              22,900       22,900
North Carolina Medical Care Comm. Hosp. Rev. VRDO
   (Moses H. Cone Memorial Hosp. Project)                             3.25%    11/5/1998              19,500       19,500
North Carolina Medical Care Comm. Hosp. Rev. VRDO
   (North Carolina Baptist Hosp. Project)                             3.00%    11/5/1998              41,000       41,000
Wake County NC Industrial Fac. & Pollution Control Finance Auth.
   VRDO (Carolina Power & Light)                                      3.15%    11/4/1998 LOC          24,700       24,700
Winston-Salem NC COP VRDO                                             3.05%    11/5/1998               8,850        8,850
                                                                                                               ----------
                                                                                                                  213,668
                                                                                                               ----------

OHIO (6.2%)
Cincinnati OH Student Loan Funding Corp. Student Loan Rev. VRDO       3.10%    11/4/1998 LOC          11,225       11,225
Clermont County OH Hosp. Rev. VRDO (Mercy Health Systems)             3.10%    11/4/1998              86,100       86,100
Cuyahoga County OH Hosp. Rev. Refunding VRDO
   (Cleveland Clinic Health System Obligated Group)                   3.15%    11/4/1998              30,000       30,000
Cuyahoga County OH Hosp. Rev. VRDO
   (Cleveland Clinic Foundation)                                      3.10%    11/4/1998 LOC          30,830       30,830
Cuyahoga County OH Hosp. Rev. VRDO
   (Cleveland Clinic Foundation)                                      3.15%    11/4/1998              43,000       43,000
Cuyahoga County OH Hosp. Rev. VRDO
   (Cleveland Clinic Foundation)                                      3.15%    11/4/1998              15,300       15,300
Franklin County OH Hosp. Rev. VRDO (U.S. Health Corp.)                3.10%    11/5/1998 LOC          12,360       12,360
Hamilton County OH Hosp. Fac. Rev. VRDO
   (Health Alliance of Greater Cincinnati)                            3.10%    11/4/1998 (1)          77,550       77,550
Lorain County OH Hosp. Fac. Rev. VRDO
   (Catholic Healthcare Partners)                                     3.10%    11/4/1998              10,000       10,000
Montgomery County OH VRDO (Catholic Health Intiatives)                3.00%    11/4/1998              37,800       37,800
Ohio Air Quality Dev. Auth. PCR (Duquesne Light Co.)                  3.65%     7/1/1999 LOC          10,500       10,500
Ohio Air Quality Dev. Auth. VRDO (Cincinnati Gas & Electric
   Co. Project)                                                       3.65%    11/3/1998 LOC           8,100        8,100
Ohio Air Quality Dev. Auth. VRDO (Cincinnati Gas & Electric
   Co. Project)                                                       3.70%    11/3/1998 LOC           7,100        7,100
Ohio School Dist. Cash Flow Borrowing Program COP TAN                 4.05%    6/30/1999              10,000       10,029
                                                                                                               ----------
                                                                                                                  389,894
                                                                                                               ----------

OKLAHOMA (0.9%)
Garfield County OK IDA PCR VRDO
   (Oklahoma Gas & Electric Co. Project)                              3.20%    11/4/1998              40,300       40,300
Oklahoma Student Loan Auth. VRDO                                      3.15%    11/4/1998 (1)           8,000        8,000
Oklahoma Turnpike Auth. TOB VRDO                                      3.35%    11/5/1998 (3)           4,495        4,495
                                                                                                               ----------
                                                                                                                   52,795
                                                                                                               ----------

OREGON (1.4%)
Oregon Health Housing Educ. & Cultural Fac. Auth. VRDO
   (Peacehealth)                                                      3.10%    11/5/1998 LOC          15,085       15,085
Oregon Veterans Welfare Program VRDO                                  3.15%    11/4/1998 LOC          33,900       33,900
Oregon Veterans Welfare Program VRDO                                  3.30%    11/4/1998 LOC          40,195       40,195
                                                                                                               ----------
                                                                                                                   89,180
                                                                                                               ----------

PENNSYLVANIA (1.5%)
Delaware County PA IDA PCR CP (PECO)                                  3.00%     3/1/1999 LOC          16,600       16,600
Lehigh County PA General Purpose Auth. Hosp. Rev. VRDO
   (Lehigh Valley Hosp.)                                              3.60%    11/3/1998              11,000       11,000
Pennsylvania Higher Educ. Fac. Auth. Rev. VRDO
   (Carnegie Mellon Univ.)                                            3.70%    11/3/1998               7,950        7,950
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. VRDO
   (Children's Hosp. Project)                                         3.70%    11/3/1998               3,760        3,760
Philadelphia PA School Dist. TRAN                                     4.25%    6/30/1999 LOC          28,000       28,111
Sayre PA Health Care Fac. Auth. VRDO
   (VHA of Pennsylvania, Pooled Capital Asset Financial Program)      3.25%    11/4/1998 (2)          22,535       22,535
Washington County PA Higher Educ. VRDO
   (Pooled Equipment Lease Program)                                   3.20%    11/4/1998 LOC           4,000        4,000
                                                                                                               ----------
                                                                                                                   93,956
                                                                                                               ----------

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
                                                                     COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
SOUTH DAKOTA (0.2%)
South Dakota Health & Educ. Fac. Auth. VRDO
   (Sioux Valley Hospitals & Health System)                           3.20%    11/6/1998            $ 10,430    $  10,430
                                                                                                               ----------

TENNESSEE (2.1%)
Metro. Govt. of Nashville & Davidson County TN Health &
   Educ. PUT (Vanderbilt Univ.)                                       3.75%    1/15/1999               7,000        7,000
Metro. Govt. of Nashville & Davidson County TN TOB VRDO
   (Vanderbilt Univ.)                                                 3.30%    11/5/1998               4,450        4,450
Metro. Govt. of Nashville TN Airport Auth. Improvement
   Refunding VRDO                                                     3.25%    11/4/1998 (3) LOC      36,600       36,600
Shelby County TN BAN CP                                               3.20%    2/19/1999               5,000        5,000
Shelby County TN BAN CP                                               3.40%    12/7/1998              10,000       10,000
Shelby County TN CP                                                   3.45%   12/17/1998               5,000        5,000
Shelby County TN CP                                                   3.50%   12/17/1998              14,500       14,500
Shelby County TN TAN CP                                               3.55%   12/10/1998              11,000       11,000
Shelby County TN TAN CP                                               3.60%    12/9/1998              24,500       24,500
Tennessee GO                                                          5.00%     5/1/1999              10,070       10,129
                                                                                                               ----------
                                                                                                                  128,179
                                                                                                               ----------

TEXAS (12.3%)
Austin TX (Travis & Williamson Counties) Combined Util. Systems CP    3.40%    12/8/1998 LOC           5,000        5,000
Austin TX (Travis & Williamson Counties) Combined Util. Systems CP    3.55%    2/23/1999 LOC           5,908        5,908
Gulf Coast TX Waste Disposal Auth. PCR VRDO (Amoco Oil Project)       3.70%    11/3/1998               6,300        6,300
Gulf Coast TX Waste Disposal Auth. PCR VRDO (Exxon Project)           3.70%    11/3/1998               9,247        9,247
Harris County TX GO CP                                                3.40%    12/8/1998               8,386        8,386
Harris County TX Health Fac. Dev. Corp. CP (Sisters of Charity)       3.00%    2/11/1999               4,000        4,000
Harris County TX Health Fac. Dev. Corp. CP (Sisters of Charity)       3.40%    12/7/1998               7,400        7,400
Harris County TX Health Fac. Dev. Corp. Hosp. Rev. VRDO
   (Methodist Hosp.)                                                  3.70%    11/3/1998              20,700       20,700
Harris County TX Health Fac. Dev. Corp. Medical Fac. VRDO
   (Baylor College of Medicine)                                       3.25%    11/4/1998              31,000       31,000
Harris County TX Health Fac. Dev. Corp. VRDO (Sisters of Charity)     3.20%    11/4/1998              39,900       39,900
Harris County TX Health Fac. Dev. Corp. VRDO
   (St. Lukes Episcopal Hosp.)                                        3.65%    11/3/1998             149,780      149,780
Harris County TX Health Fac. Dev. Corp. VRDO
   (Texas Children's Hosp.)                                           3.25%    11/4/1998              32,400       32,400
Harris County TX IDA VRDO (Shell Oil Co. Project)                     3.70%    11/3/1998              10,200       10,200
Harris County TX TAN                                                  4.25%    2/26/1999             102,000      102,225
Harris County TX Toll Road VRDO                                       3.10%    11/4/1998               2,900        2,900
Harris County TX Toll Road VRDO                                       3.15%    11/4/1998              31,700       31,700
Houston TX GO CP                                                      3.45%   12/11/1998               4,500        4,500
Houston TX Water & Sewer System Rev.                                  5.80%    12/1/1998 (2)           4,650        4,658
Katy TX Independent School Dist. VRDO                                 3.15%    11/5/1998              24,100       24,100
Midland TX Independent School Dist. VRDO                              3.15%    11/5/1998              14,600       14,600
North Central TX Health Fac. Dev. Corp. VRDO
   (Presbyterian Medical Center)                                      3.65%    11/3/1998 (1)          20,305       20,305
North Harris TX Montgomery Community College Dist. VRDO               3.15%    11/5/1998 (3)          16,215       16,215
Pasadena TX Independent School Dist. VRDO                             3.15%    11/5/1998              19,100       19,100
Plano TX Independent School Dist.                                     3.65%     3/4/1999              19,460       19,460
Red River TX Auth. PCR VRDO (Southwest Public Service)                3.25%    11/5/1998 (2)          20,000       20,000
Richardson TX Independent School Dist. VRDO                           3.15%    11/5/1998               4,900        4,900
San Antonio TX Electric & Gas System Rev.                             7.00%     2/1/1999 (Prere.)      3,105        3,176
Southwest Higher Educ. Auth. TX VRDO (Southern Methodist Univ.)       3.70%    11/3/1998 LOC          11,200       11,200
Texas TOB VRDO                                                        3.95%    11/3/1998              20,000       20,000
Texas TRAN                                                            4.50%    8/31/1999             120,000      121,041
                                                                                                               ----------
                                                                                                                  770,301
                                                                                                               ----------

UTAH (4.3%)
Emery County UT PCR VRDO (PacifiCorp Project)                         3.05%    11/4/1998 LOC          35,500       35,500
Intermountain Power Agency of Utah Power Supply Rev. TOB VRDO         3.30%    11/5/1998 (1)           6,495        6,495
Intermountain Power Agency of Utah TOB VRDO                           3.20%    11/5/1998 (1)          37,600       37,600

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
TAX-EXEMPT MONEY MARKET FUND                                         COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
Salt Lake City UT Rev. VRDO (Pooled Hosp. Finance Program)            3.15%    11/4/1998           $  43,500    $  43,500
Utah GO                                                               4.40%     7/1/1999               4,700        4,724
Utah Highway GO CP                                                    3.30%    2/25/1999               8,300        8,300
Utah Highway GO CP                                                    3.40%   12/16/1998              20,000       20,000
Utah Highway GO CP                                                    3.55%   11/10/1998               5,000        5,000
Utah Highway GO CP                                                    3.55%   12/16/1998              30,000       30,000
Utah Highway GO CP                                                    3.55%   12/18/1998              26,000       26,000
Utah Transit Auth. Sales Tax and Transp. VRDO
   (Salt Lake County Light Rail Transit "TRAX" Program)               3.00%    11/5/1998              50,800       50,800
                                                                                                               ----------
                                                                                                                  267,919
                                                                                                               ----------

VIRGINIA (0.4%)
Fairfax County VA IDA Rev. VRDO (Fairfax Hosp. System)                3.10%    11/4/1998              25,350       25,350
                                                                                                               ----------

WASHINGTON (2.0%)
King County WA TAN                                                    4.00%     6/1/1999              15,000       15,051
Seattle WA Muni. Light & Power VRDO                                   3.05%    11/4/1998               5,000        5,000
Seattle WA Muni. Light & Power VRDO                                   3.15%    11/4/1998              30,700       30,700
Seattle WA Water System Rev. VRDO                                     3.15%    11/4/1998 LOC          19,800       19,800
Snohomish County WA Public Util. Dist. Generation System Rev.
   TOB VRDO                                                           3.30%    11/5/1998 (1)           4,995        4,995
Washington GO VRDO                                                    3.00%    11/4/1998              21,600       21,600
Washington GO VRDO                                                    3.08%    11/4/1998              17,100       17,100
Washington Health Care Fac. Auth. Rev. VRDO
   (Virginia Mason Medical Center)                                    3.65%    11/3/1998 (1)           6,370        6,370
Washington Motor Vehicle Fuel Tax GO                                  5.30%     9/1/1999               5,000        5,066
                                                                                                               ----------
                                                                                                                  125,682
                                                                                                               ----------

WEST VIRGINIA (0.4%)
Putnam WV Solid Waste Disposal Rev. VRDO
   (Toyota Manufacturing Corp.)                                       3.15%    11/4/1998              27,400       27,400
                                                                                                               ----------

WISCONSIN (4.2%)
Milwaukee WI Ind. Dev. VRDO (Wisconsin Electric
   Power Co. Project)                                                 3.05%    11/5/1998              10,000       10,000
Oak Creek City WI VRDO (Wisconsin Electric Power Co. Project)         3.15%    11/4/1998              47,100       47,100
Univ. of Wisconsin Hosp. & Clinics Auth. Rev. VRDO
   (Univ. of Wisconsin Hosp.)                                         3.10%    11/4/1998 (1)          16,500       16,500
Village of Pleasant Prairie WI PCR VRDO
   (Wisconsin Electric Power Co. Project)                             3.05%    11/5/1998              23,500       23,500
Wisconsin CP                                                          3.45%   12/17/1998               4,018        4,018
Wisconsin GO                                                         4.125%    11/1/1998              33,625       33,625
Wisconsin Health & Educ. Fac. Auth. Hosp. Rev. VRDO
   (Charity Obligated Group-Daughters of Charity
   National Health Systems)                                           3.05%    11/4/1998              15,000       15,000
Wisconsin Health & Educ. Fac. Auth. VRDO (Wausau Hosp.)               3.10%    11/4/1998 (2)          20,000       20,000
Wisconsin Health & Educ. Fac. Auth. VRDO
   (Wheaton Franciscan Services)                                      3.20%    11/5/1998 LOC          23,700       23,700
Wisconsin Operating Notes TRAN                                        4.50%    6/15/1999              40,400       40,630
Wisconsin State Dept. of Transp. Rev. CP                              3.40%    12/1/1998 LOC          15,852       15,852
Wisconsin State Dept. of Transp. Rev. CP                              3.40%    12/8/1998 LOC           9,947        9,947
                                                                                                               ----------
                                                                                                                  259,872
                                                                                                               ----------

WYOMING
Lincoln County WY PCR VRDO (Exxon Project)                            3.70%    11/3/1998               2,000        2,000
                                                                                                               ----------
-------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
   (COST $6,208,690)                                                                                            6,208,690
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                                                                   MARKET
                                                                                                                   VALUE*
                                                                                                                    (000)
-------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.6%)
-------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                            $  59,436
Liabilities                                                                                                       (22,365)
                                                                                                               ----------
                                                                                                                   37,071
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------------
Applicable to 6,246,354,709 outstanding $.001 par value shares
   of beneficial interest (unlimited authorization)                                                            $6,245,761
=========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                           $1.00
=========================================================================================================================

*See Note A in Notes to Financial Statements.
For key to abbreviations and other references, see page 61.

-------------------------------------------------------------------------------------------------------------------------
AT OCTOBER 31, 1998, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT          PER
                                                                                                       (000)        SHARE
-------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                   $6,246,369        $1.00
Undistributed Net Investment Income                                                                       --           --
Accumulated Net Realized Losses--Note E                                                                 (608)          --
Unrealized Appreciation                                                                                   --           --
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                        $6,245,761        $1.00
=========================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
SHORT-TERM TAX-EXEMPT FUND                                           COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (99.6%)
-------------------------------------------------------------------------------------------------------------------------
ALASKA (2.5%)
Alaska Housing Finance Corp. VRDO                                     3.15%    11/4/1998             $27,100    $  27,100
North Slope Borough AK GO                                             0.00%     1/1/2002 (1)           7,650        6,766
North Slope Borough AK GO                                             7.15%     7/1/1999 (1)           5,670        5,831
Valdez AK Marine Terminal VRDO (Exxon Pipeline Project)               3.70%    11/3/1998               1,100        1,100
                                                                                                               ----------
                                                                                                                   40,797
                                                                                                               ----------

ARIZONA (0.9%)
Maricopa County AZ School Dist.                                       0.00%     7/1/1999 (3)           7,530        7,374
Salt River AZ Agricultural Refunding (Salt River Project)             5.50%     1/1/2000               7,375        7,557
                                                                                                               ----------
                                                                                                                   14,931
                                                                                                               ----------

CALIFORNIA (14.2%)
California Dept. of Water (Central Valley Project)                    8.75%    12/1/2000               4,540        5,032
California Higher Educ. Loan Auth. Student Loan Rev. VRDO             3.15%    11/4/1998 LOC             500          500
Kern County CA TRAN                                                   4.25%    10/1/1999              20,000       20,231
Livermore Valley CA Joint Unified School Dist. TRAN                   4.50%   12/30/1998               8,000        8,020
Los Angeles County CA Public Works Finance Auth.                      6.00%     9/1/1999 (1)          21,080       21,633
Los Angeles County CA Public Works Finance Auth.
   (Regional Park & Open Space Dist.)                                 5.00%    10/1/1999              23,335       23,788
Mount Diablo CA Unified School Dist. TRAN                             4.75%    1/28/1999              13,800       13,863
Riverside County CA TRAN                                              4.50%    9/30/1999              25,000       25,343
San Bernardino County CA TRAN                                         4.50%    9/30/1999               9,000        9,133
San Diego City CA TAN                                                 4.50%    9/30/1999              26,000       26,397
San Juan CA Unified School Dist. TRAN                                 4.25%   12/30/1998              25,000       25,036
Santa Barbara County CA TRAN                                          4.50%    10/1/1999              30,000       30,413
Santa Clara County CA TRAN                                            4.50%    10/1/1999              25,000       25,383
                                                                                                               ----------
                                                                                                                  234,772
                                                                                                               ----------

COLORADO (1.4%)
Jefferson County CO School Dist. GO                                   5.00%   12/15/1998 (1)           6,235        6,250
Jefferson County CO School Dist. GO                                   5.00%   12/15/2001 (3)           5,800        6,041
Jefferson County CO School Dist. GO                                   5.00%   12/15/2002 (3)           4,500        4,725
Platte River Power Auth. Rev. CO                                      5.00%     6/1/2000 (1)           5,000        5,121
                                                                                                               ----------
                                                                                                                   22,137
                                                                                                               ----------

CONNECTICUT (1.9%)
Connecticut GO                                                        5.65%   11/15/1998               2,500        2,503
Connecticut Special Assessment Unemployment Compensation              5.50%    5/15/2000 (2)          17,500       18,066
Connecticut Special Tax Obligation Rev. (Transp. Infrastructure)      4.00%    10/1/1999              11,000       11,112
                                                                                                               ----------
                                                                                                                   31,681
                                                                                                               ----------

DISTRICT OF COLUMBIA (2.8%)
District of Columbia GO                                               0.00%     6/1/1999 (1)           5,000        4,908
District of Columbia GO                                               0.00%     6/1/2000 (1)           6,900        6,514
District of Columbia GO                                               5.50%     6/1/1999              10,610       10,740
District of Columbia GO                                               5.50%     6/1/1999 (ETM)         1,490        1,511
District of Columbia GO                                               5.90%     6/1/2000 (1)           9,860       10,216
District of Columbia GO                                               5.90%     6/1/2000 (1)(ETM)        245          254
District of Columbia GO                                               6.00%     6/1/2001 (1)           7,920        8,352
District of Columbia GO                                               6.00%     6/1/2001 (1)(ETM)        195          206
District of Columbia GO                                               7.10%     6/1/2000 (4)           3,535        3,725
District of Columbia GO                                               7.10%     6/1/2000 (4)(ETM)         85           90
                                                                                                               ----------
                                                                                                                   46,516
                                                                                                               ----------

FLORIDA (5.5%)
Dade County FL Sales Tax Rev.                                         6.00%    10/1/2001 (2)           2,500        2,665
Dade County FL School Dist. GO                                        7.00%     8/1/1999 (3)           8,300        8,555
Florida Muni. Power Agency VRDO (Stanton Project)                     3.00%    11/4/1998 (1)          16,795       16,795
Florida State Board of Educ. Public Educ. Capital Outlay Refunding    5.00%     6/1/2000              15,455       15,839
Florida State Department Transp. Rev. (Right-of-Way)                  6.40%     7/1/1999               2,765        2,831
Florida State Turnpike Auth. Rev.                                     7.50%     7/1/1999 (Prere.)      9,750       10,237
Jacksonville FL Electric Auth. Rev. (St. John River)                  5.00%    10/1/2002              11,910       12,456
Osceola County FL Capital Improvement Rev.                            4.50%     9/1/2000 (1)           5,000        5,099

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
                                                                     COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
Tampa FL Health System Rev. (Catholic Health East)                    4.50%   11/15/1999 (1)        $  5,355   $    5,431
Tampa FL Health System Rev. (Catholic Health East)                    5.00%   11/15/2001 (1)           4,035        4,190
Tampa FL Rev. (Allegany Health System-St. Joseph)                    7.125%    12/1/1999 (Prere.)      2,500        2,654
Tampa-Hillsborough County FL Expressway Auth. Rev.                    6.50%     7/1/1999 (2)           3,215        3,293
                                                                                                               ----------
                                                                                                                   90,045
                                                                                                               ----------

GEORGIA (2.4%)
Burke County GA Dev. Auth. PCR VRDO (Georgia Power Co. )              3.65%    11/3/1998               1,930        1,930
Georgia GO                                                            6.80%     8/1/2000               2,230        2,359
Georgia GO                                                            7.00%    11/1/1999               7,500        7,792
Georgia GO                                                            7.25%     7/1/1999               3,000        3,087
Georgia GO                                                            7.40%     8/1/2000               5,000        5,338
Georgia GO                                                            7.50%     4/1/2001               5,500        6,005
Georgia GO                                                            7.70%     4/1/1999               5,000        5,102
Muni. Gas Auth. of GA Rev. VRDO (Agency Project)                      3.25%    11/4/1998 LOC           2,800        2,800
Muni. Gas Auth. of GA Rev. VRDO (Agency Project)                      3.25%    11/4/1998 LOC           4,900        4,900
                                                                                                               ----------
                                                                                                                   39,313
                                                                                                               ----------

HAWAII (1.7%)
Hawaii GO                                                             5.00%    11/1/1999              20,000       20,364
Hawaii Highway Rev.                                                   5.00%     7/1/2002 (3)           3,530        3,677
Honolulu HI City & County GO                                          4.70%    10/1/2000               4,500        4,598
                                                                                                               ----------
                                                                                                                   28,639
                                                                                                               ----------

ILLINOIS (2.9%)
Chicago IL GO                                                         7.50%     1/1/1999 (Prere.)      5,000        5,136
Chicago IL Metro. Water Reclamation Dist.                             6.40%     1/1/2000               5,000        5,170
Chicago IL Metro. Water Reclamation Dist.                             6.80%     1/1/2000 (Prere.)      5,200        5,501
Chicago IL Metro. Water Reclamation Dist.                             7.25%     1/1/1999 (Prere.)      3,490        3,514
Chicago IL Public Building Comm.                                      4.50%    12/1/1998 (1)           8,000        8,010
Chicago IL Public Building Comm.                                      7.75%     1/1/1999 (3)           5,000        5,139
Illinois Educ. Fac. Auth. (Northwestern Univ.)                        4.75%    12/1/2000              10,000       10,260
Illinois Toll Highway Auth. Rev. VRDO                                 3.05%    11/4/1998 (1) LOC       4,540        4,540
                                                                                                               ----------
                                                                                                                   47,270
                                                                                                               ----------

INDIANA (0.6%)
Hammond IN PCR VRDO (Amoco Co. Project)                               3.70%    11/3/1998                 885          885
Indiana Health Fac. Hosp. Rev. VRDO
   (Charity Obligated Group-Daughters of Charity
   National Health Systems)                                           3.05%    11/4/1998               1,600        1,600
Indianapolis IN Airport Auth. Rev.                                    4.50%     7/1/2000 (3)           3,500        3,550
Merrillville IN Multiple School Building Corp. Rev.                   7.50%    7/15/2000 (Prere.)      4,000        4,341
                                                                                                               ----------
                                                                                                                   10,376
                                                                                                               ----------

KANSAS (0.3%)
Merriam KS Hosp. Rev. (Shawnee Medical Center Project)                7.25%     9/1/2001 (Prere.)      3,580        3,983
                                                                                                               ----------

LOUISIANA (0.2%)
Louisiana GO                                                          5.00%    4/15/2002 (2)           3,400        3,538
                                                                                                               ----------

MARYLAND (0.3%)
Maryland Health & Higher Educ. Fac. (Francis Scott Key)               7.00%     7/1/2000 (Prere.)      4,000        4,306
                                                                                                               ----------

MASSACHUSETTS (8.8%)
Massachusetts Bay Transp. Auth.                                       7.00%     3/1/2001 (Prere.)      6,000        6,564
Massachusetts Bay Transp. Auth.                                       7.10%     3/1/1999 (3)(Prere.)   7,800        8,061
Massachusetts Bay Transp. Auth.                                      7.625%     3/1/2000 (Prere.)      5,550        5,957
Massachusetts Consolidated Loan GO                                    7.50%     2/1/1999 (3)(Prere.)   6,400        6,535
Massachusetts GO                                                      5.50%     7/1/1999              10,000       10,177
Massachusetts GO                                                      6.50%     8/1/2001 (Prere.)      3,115        3,407
Massachusetts GO                                                      7.00%     6/1/1999 (Prere.)     10,000       10,433
Massachusetts GO                                                      7.25%     3/1/2000 (3)(Prere.)   3,910        4,178
Massachusetts GO                                                      9.25%     7/1/2000              10,000       10,934
Massachusetts Health & Educ. Fac. Auth. Rev. PUT
   (Fairview Extended Care)                                           4.55%    7/14/2002 (1)           3,400        3,460

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
SHORT-TERM TAX-EXEMPT FUND                                           COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
Massachusetts State Housing Finance Agency
   (Construction Loan Notes)                                          4.10%     3/1/2002 (4)        $ 11,500    $  11,553
Massachusetts Turnpike Auth. BAN                                      5.00%     6/1/1999               1,485        1,501
Massachusetts Turnpike Auth. BAN                                      5.00%     6/1/1999 (ETM)         5,515        5,582
Massachusetts Water Resources Auth. Rev.                              6.50%    12/1/2001 (Prere.)      4,300        4,737
Massachusetts Water Resources Auth. Rev.                              7.00%     4/1/2000 (Prere.)     10,485       11,197
Massachusetts Water Resources Auth. Rev.                              7.30%     4/1/2000 (Prere.)      5,000        5,360
Massachusetts Water Resources Auth. Rev.                              7.50%     4/1/2000 (Prere.)     15,850       17,033
Massachusetts Water Resources Auth. Rev.                             7.625%     4/1/2000 (Prere.)     17,645       18,992
                                                                                                               ----------
                                                                                                                  145,661
                                                                                                               ----------

MICHIGAN (2.2%)
Greater Detroit MI Resource Recovery Auth.                            5.00%   12/13/1999 (2)          12,000       12,239
Michigan Building Auth. Rev. (Fac. Program)                           5.00%    10/1/2000 (2)           4,000        4,117
Michigan Hosp. Finance Auth. Rev. (McLaren Obligated Group)           7.50%    9/15/2001 (Prere.)      5,750        6,454
Michigan Trunk Line                                                   5.50%   11/15/1998              13,720       13,733
                                                                                                               ----------
                                                                                                                   36,543
                                                                                                               ----------

MINNESOTA (1.4%)
Minnesota GO                                                         4.625%     8/1/2000              10,385       10,610
Minnesota GO                                                          6.00%     8/1/1999               5,730        5,864
Minnesota GO                                                          6.40%     8/1/2000               6,700        7,044
                                                                                                               ----------
                                                                                                                   23,518
                                                                                                               ----------

MISSISSIPPI (0.4%)
Jackson County MS Port Fac. Rev. VRDO (Chevron)                       3.70%    11/3/1998               3,600        3,600
Mississippi GO                                                        5.00%     8/1/2001               2,495        2,588
                                                                                                               ----------
                                                                                                                    6,188
                                                                                                               ----------

MISSOURI (1.8%)
Missouri Health & Educ. Fac. Auth. VRDO
   (Sisters of Mercy Health Care System)                              3.10%    11/4/1998              12,700       12,700
Missouri Health & Educ. Fac. Auth. VRDO
   (Sisters of Mercy Health Care System)                              3.10%    11/5/1998               4,600        4,600
Missouri Health & Educ. Fac. Auth. VRDO (Washington Univ.)            3.70%    11/3/1998               3,500        3,500
St. Louis County MO Rockwood School Dist. GO Refunding                8.50%     2/1/2001               8,000        8,839
                                                                                                               ----------
                                                                                                                   29,639
                                                                                                               ----------

MONTANA (0.6%)
Forsyth MT PCR PUT (Portland General Electric Co.)                    4.60%     5/1/2003              10,000       10,142
                                                                                                               ----------

NEBRASKA (0.6%)
Nebraska Public Power Dist. Rev.                                      5.00%     1/1/2002 (1)           5,000        5,188
Nebraska Public Power Dist. Rev.                                      5.00%     1/1/2003 (1)           5,000        5,223
                                                                                                               ----------
                                                                                                                   10,411
                                                                                                               ----------

NEVADA (2.0%)
Clark County NV Airport Improvement Rev. VRDO
   (McCarran International Airport)                                   3.05%    11/4/1998 LOC           2,670        2,670
Clark County NV Airport Improvement Rev. VRDO
   (McCarran International Airport)                                   3.05%    11/4/1998 (1)          19,200       19,200
Clark County NV Improvement and Refunding                             6.00%    10/1/2001               4,845        5,160
Clark County NV School Dist. GO (Computer Equipment)                  7.50%    6/15/2000 (3)           6,000        6,377
                                                                                                               ----------
                                                                                                                   33,407
                                                                                                               ----------

NEW JERSEY (1.0%)
New Jersey Econ. Dev. Auth. Market Transition Fac.                   5.125%     7/1/2000 (1)           2,710        2,784
New Jersey Health Care Fac. Finance Auth. Rev.
   (Community Medical Center, Kimball Medical Center,
   Kensington Manor Care Center Obligated Group)                      4.50%     7/1/2001               4,835        4,937
New Jersey Sports & Exposition Auth. Rev. VRDO                        2.75%    11/5/1998 (1)             300          300
New Jersey Transit Corp.                                              5.25%     9/1/2001               5,000        5,180
New Jersey Turnpike Auth. VRDO                                        2.85%    11/4/1998 (3) LOC       3,200        3,200
                                                                                                               ----------
                                                                                                                   16,401
                                                                                                               ----------

NEW MEXICO (0.4%)
New Mexico GO                                                         5.50%     9/1/2000               6,350        6,585
                                                                                                               ----------

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
                                                                     COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
NEW YORK (12.1%)
Long Island Power Auth. NY Electric System Rev.                       5.00%     4/1/2002 ++         $  8,000   $    8,279
Long Island Power Auth. NY Electric System Rev.                       5.00%     4/1/2003 ++            8,500        8,841
Muni. Assistance Corp. for New York City NY                           5.00%     7/1/1999               9,500        9,640
Muni. Assistance Corp. for New York City NY                           5.00%     7/1/2001              10,000       10,353
Muni. Assistance Corp. for New York City NY                           5.25%     7/1/2001               5,110        5,323
Nassau County NY General Improvement                                  4.50%     9/1/1999 (3)          14,025       14,208
Nassau County NY General Improvement                                  4.90%     3/1/2001 (3)          11,060       11,376
Nassau County NY General Improvement                                 5.125%    11/1/1999 (3)           7,525        7,681
New York City NY GO                                                   5.25%     8/1/1999               7,805        7,936
New York City NY GO                                                   5.25%     8/1/1999 (ETM)         2,070        2,106
New York City NY GO                                                   7.50%     2/1/2002 (Prere.)      7,860        8,836
New York City NY GO VRDO                                              2.95%    11/4/1998 LOC           3,500        3,500
New York City NY GO VRDO                                              3.70%    11/3/1998 LOC           5,200        5,200
New York City NY Muni. Water Finance Auth.
   Water & Sewer System Rev. VRDO                                     3.70%    11/3/1998 (3)           2,700        2,700
New York Medical Care Fac. (St. Luke's)                               7.45%    2/15/2000 (1)(Prere.)   5,000        5,348
New York Medical Care Fac. Finance Agency Rev.                        7.80%    2/15/1999 (Prere.)      5,000        5,169
New York State Dormitory Auth. Rev. (Brookdale Hosp.)                 5.00%    2/15/2001               4,335        4,451
New York State Dormitory Auth. Rev. (City Univ.)                     7.625%     7/1/2000 (Prere.)     23,600       25,641
New York State Dormitory Auth. Rev. (Interfaith Medical Center)       5.25%    2/15/2002               2,565        2,671
New York State Dormitory Auth. Rev. (Jamaica Hosp.)                   5.00%    2/15/2001               2,725        2,798
New York State Dormitory Auth. Rev. (State Univ.)                     7.25%    5/15/2000 (Prere.)      2,070        2,228
New York State Dormitory Auth. Rev. (State Univ.)                     7.70%    5/15/2000 (Prere.)      4,000        4,331
New York State Dormitory Auth. Rev. (Wycoff Heights)                  5.00%    2/15/2001               2,605        2,675
New York State Hosp. Finance Agency (Service Contract)                7.80%    3/15/2001 (Prere.)     15,000       16,698
New York State Local Govt. Assistance Corp.                           7.50%     4/1/2001 (Prere.)     10,000       11,079
New York State Local Govt. Assistance Corp. VRDO                      2.95%    11/4/1998 LOC           1,800        1,800
New York State Thruway Auth. Service Contract Rev.
   (Highway Bridge)                                                   5.10%     4/1/1999               5,085        5,131
New York Urban Dev. Corp. (Correction Fac.)                           7.75%     1/1/2000 (Prere.)      3,900        4,169
                                                                                                               ----------
                                                                                                                  200,168
                                                                                                               ----------

NORTH CAROLINA (0.4%)
North Carolina Eastern Muni. Power Agency                             7.25%     1/1/1999 (Prere.)      3,000        3,081
North Carolina Medical Care Comm. Hosp. Rev. VRDO
   (Duke Univ. Hosp. Project)                                         3.05%    11/5/1998               3,000        3,000
                                                                                                               ----------
                                                                                                                    6,081
                                                                                                               ----------

OHIO (3.4%)
Cincinnati OH School Dist. TAN                                        5.50%    12/1/2000 (2)           4,300        4,478
Cincinnati OH Student Loan Funding Corp. Student Loan Rev. VRDO       3.10%    11/4/1998 LOC           4,000        4,000
Clermont County OH Hosp. Rev. VRDO (Mercy Health Systems)             3.10%    11/4/1998               2,300        2,300
Cuyahoga County OH Hosp. Rev. (Meridia Health System)                 7.25%    8/15/2000 (Prere.)      4,980        5,402
Cuyahoga County OH Hosp. Rev. VRDO (Cleveland Clinic Foundation)      3.10%    11/4/1998 LOC           8,870        8,870
Hamilton County OH Hosp. Fac. Rev. VRDO (Bethesda Hosp.)              3.00%    11/5/1998 LOC             200          200
Hancock County OH BAN                                                 4.50%    12/1/1998               5,865        5,871
Ohio Building Auth. Correctional Fac.                                 6.50%    10/1/2001               4,000        4,315
Ohio Public Fac. Higher Educ. Rev.                                    4.75%     5/1/1999              16,600       16,761
Ohio State Univ. General Receipts VRDO                                3.00%    11/5/1998               4,180        4,180
                                                                                                               ----------
                                                                                                                   56,377
                                                                                                               ----------

OKLAHOMA (1.6%)
Garfield County OK IDA PCR VRDO
   (Oklahoma Gas & Electric Co. Project)                              3.20%    11/4/1998               1,900        1,900
Oklahoma Ind. Auth. Health System Rev. VRDO
   (Obligated Group Baptist Medical Center, South Oklahoma City
   Hosp., Baptist Rural Health)                                       3.25%    11/4/1998              24,625       24,625
                                                                                                               ----------
                                                                                                                   26,525
                                                                                                               ----------

OREGON (0.3%)
Oregon Health, Housing, Educ., & Cultural Fac. Auth.
   College Housing Project PUT (Portland State Univ.)                 5.00%     5/1/2003 (LOC)         5,240        5,412
                                                                                                               ----------


                                       13

-------------------------------------------------------------------------------------------------------------------------
                                                                                                         FACE      MARKET
                                                                                MATURITY               AMOUNT      VALUE*
SHORT-TERM TAX-EXEMPT FUND                                           COUPON         DATE                (000)       (000)
-------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA (7.4%)
Berks County PA GO                                                    7.25%   11/15/2000 (3)(Prere.)  $ 6,700   $   7,323
Emmaus PA General Auth. Local Govt. Rev. VRDO                         3.10%    11/4/1998                3,600       3,600
Geisinger PA Auth. Health System Rev. VRDO                            3.70%    11/3/1998                3,900       3,900
Montgomery County PA GO                                               5.00%    7/15/1999                2,775       2,817
Pennsylvania GO                                                       4.75%    6/15/1999 (1)           10,500      10,625
Pennsylvania GO                                                       5.00%   10/15/1999                3,490       3,556
Pennsylvania GO                                                       5.25%   11/15/2000 (3)            7,500       7,769
Pennsylvania Higher Educ. Fac. Auth. Health Services Rev.
   (Allegheny/Delaware Valley)                                        4.60%   11/15/1999 (1)            4,830       4,837
Pennsylvania Intergovernmental Cooperation Auth. Rev.                 5.75%    6/15/2000                6,675       6,917
Pennsylvania Intergovernmental Cooperation Auth. Rev.                 6.00%    6/15/2002 (3)            7,000       7,533
Philadelphia PA GO                                                    5.75%   11/15/1998 (3)            6,655       6,662
Philadelphia PA GO                                                    6.00%   11/15/1999 (3)           10,000      10,290
Philadelphia PA Muni. Auth. Rev.                                     8.625%   11/15/2001 (Prere.)      15,500      17,991
Philadelphia PA School Dist. GO                                       6.70%     7/1/1999 (1)            5,145       5,274
Philadelphia PA Water & Sewer Rev.                                    6.90%    10/1/1999 (Prere.)      20,000      21,092
Pittsburgh PA GO                                                      5.00%     9/1/2000 (2)            2,250       2,312
                                                                                                               ----------
                                                                                                                  122,498
                                                                                                               ----------

PUERTO RICO (0.6%)
Puerto Rico GO                                                        5.50%     7/1/1999               10,000      10,170
                                                                                                               ----------

TENNESSEE (0.5%)
Metro. Govt. of Nashville & Davidson County TN                        6.15%    5/15/2002 (Prere.)       8,050       8,846
                                                                                                               ----------

TEXAS (10.6%)
Austin TX Combined Util. System Rev.                                  7.60%   11/15/1999 (1)            2,300       2,404
Austin TX Combined Util. System Rev.                                  7.60%   11/15/1999 (1)(Prere.)    2,700       2,825
Austin TX Combined Util. System Rev.                                11.125%   11/15/1999 (Prere.)       4,000       4,327
Austin TX GO                                                          6.00%     9/1/1999 (Prere.)       6,200       6,355
Dallas TX GO                                                          7.50%    2/15/1999                3,050       3,090
Garland TX Independent School Dist. GO                                7.00%    2/15/1999                5,000       5,059
Gulf Coast TX Waste Disposal Auth. PCR VRDO (Amoco Oil Project)       3.70%    11/3/1998                  960         960
Gulf Coast TX Waste Disposal Auth. PCR VRDO (Exxon Project)           3.70%    11/3/1998                3,590       3,590
Harris County TX Health Fac. Dev. Corp. Hosp. Rev.
   (Hermann Memorial Hosp. System Project)                            4.25%     6/1/1999 (4)            4,600       4,635
Harris County TX Health Fac. Dev. Corp. Hosp. Rev.
   (Hermann Memorial Hosp. System Project)                            5.00%     6/1/2000 (4)            4,095       4,188
Harris County TX Health Fac. Dev. Corp. Hosp. Rev.
   (Hermann Memorial Hosp. System Project)                            5.00%     6/1/2001 (4)            1,500       1,548
Harris County TX Health Fac. Dev. Corp. Hosp. Rev. VRDO
   (St. Lukes Episcopal Hosp.)                                        3.65%    11/3/1998               19,700      19,700
Harris County TX IDA VRDO (Shell Oil Co. Project)                     3.70%    11/3/1998               17,000      17,000
Harris County TX Toll Road VRDO                                       3.10%    11/4/1998               22,730      22,730
Harris County TX Toll Road VRDO                                       3.15%    11/4/1998                8,500       8,500
Houston TX Hotel Occupancy Rev.                                       6.00%     7/1/1999 (4)            4,000       4,081
Houston TX Independent School Dist.                                   5.00%    7/15/1999                6,700       6,801
Lower Colorado River Auth. TX Rev.                                    5.00%     1/1/1999                3,180       3,191
North Central TX Health Fac. Dev. Corp. VRDO
   (Presbyterian Medical Center)                                      3.65%    11/3/1998 (1)            3,900       3,900
Round Rock TX Independent School Dist.                                6.50%     8/1/2002                1,745       1,911
San Antonio TX Independent School Dist.                               7.00%    8/15/1999                6,350       6,552
Texas GO                                                             5.375%    10/1/2000                5,000       5,182
Texas National Research Lab Comm. (Super Conductors)                 7.125%     4/1/2000 (Prere.)      15,930      17,039
Texas TOB VRDO                                                        3.95%    11/3/1998                5,500       5,500
Travis County TX GO                                                   5.00%     3/1/2002                6,090       6,348
Univ. of Texas Board of Regents Rev.                                  7.00%    8/15/2001 (Prere.)       6,700       7,418
                                                                                                               ----------
                                                                                                                  174,834
                                                                                                               ----------

UTAH (0.3%)
Intermountain Power Agency UT                                         7.00%     7/1/1999 (Prere.)       5,100       5,338
                                                                                                               ----------

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
                                                                     COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
VIRGINIA (0.7%)
Fairfax County VA IDA Health Care Rev.
   (Inova Health System Project)                                      4.25%    8/15/1999             $ 2,705    $   2,731
Virginia Public School Auth. GO                                       5.00%     8/1/1999               6,215        6,314
Virginia Public School Auth. GO                                       5.30%     8/1/2000               2,370        2,447
                                                                                                               ----------
                                                                                                                   11,492
                                                                                                               ----------

WASHINGTON (2.3%)
King County WA GO                                                     6.70%     1/1/1999               8,585        8,638
King County WA GO                                                     6.70%     1/1/1999 (ETM)           415          418
Snohomish County WA Public Util. Dist. Rev.                           5.00%     1/1/2000 (3)           3,000        3,054
Snohomish County WA Public Util. Dist. Rev.                           9.75%     1/1/1999 (3)           5,315        5,374
Spokane WA Regional Solid Waste Management System
   Rev. Refunding                                                     6.25%     1/1/2003               7,945        8,628
Washington GO                                                         5.50%     7/1/1999               5,000        5,088
Washington GO                                                         7.75%    12/1/1998 (Prere.)      2,500        2,510
Washington Health Care Fac. Auth. Rev. VRDO
   (Virginia Mason Medical Center)                                    3.65%    11/3/1998 (1)           4,900        4,900
                                                                                                               ----------
                                                                                                                   38,610
                                                                                                               ----------

WEST VIRGINIA (0.3%)
West Virginia Water Dev. Auth.                                        7.70%    11/1/2000 (Prere.)      4,960        5,456
                                                                                                               ----------

WISCONSIN (1.1%)
Milwaukee WI Metro. Sewer Dist.                                       7.00%     9/1/2001               5,000        5,447
Racine WI Water Works Rev. BAN                                        4.25%    2/15/2001               4,000        4,004
Wisconsin Clean Water Rev.                                            6.30%     6/1/2000               3,000        3,132
Wisconsin GO                                                          5.00%     5/1/1999               5,305        5,363
                                                                                                               ----------
                                                                                                                   17,946
                                                                                                               ----------

WYOMING (1.2%)
Lincoln County WY PCR VRDO (Exxon Project)                            3.70%    11/3/1998              20,200       20,200
                                                                                                               ----------
-------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
   (COST $1,633,083)                                                                                            1,646,752
-------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.4%)
-------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                               28,142
Liabilities                                                                                                      (21,231)
                                                                                                               ----------
                                                                                                                    6,911
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------------
Applicable to 105,660,932 outstanding $.001 par value shares
   of beneficial interest (unlimited authorization)                                                            $1,653,663
=========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                          $15.65
=========================================================================================================================

*See Note A in Notes to Financial Statements.
For key to abbreviations and other references, see page 61.

-------------------------------------------------------------------------------------------------------------------------
AT OCTOBER 31, 1998, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT          PER
                                                                                                       (000)        SHARE
-------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                   $1,639,413       $15.51
Undistributed Net Investment Income                                                                       --           --
Accumulated Net Realized Gains--Note E                                                                   581          .01
Unrealized Appreciation--Note F                                                                       13,669          .13
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                        $1,653,663       $15.65
=========================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
LIMITED-TERM TAX-EXEMPT FUND                                         COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (99.1%)
-------------------------------------------------------------------------------------------------------------------------
ALABAMA (0.7%)
Huntsville AL Health Care Fac. Auth.                                  4.65%     6/1/2005 (1)         $16,500    $  16,942
                                                                                                               ----------

ALASKA (1.1%)
Anchorage AK GO                                                       4.70%     8/1/2001 (1)           5,000        5,137
North Slope Borough AK GO                                             7.25%    6/30/2000 (3)+         20,000       21,208
                                                                                                               ----------
                                                                                                                   26,345
                                                                                                               ----------

ARIZONA (2.4%)
Arizona Transp. Board Excise Tax Rev.
   (Maricopa County Regional Area Road)                               5.00%     7/1/2004              15,165       15,997
Arizona Transp. Board Excise Tax Rev.
   (Maricopa County Regional Area Road)                               6.00%     7/1/2002 (2)          15,185       16,367
Arizona Transp. Board Highway Rev.                                    6.00%     7/1/2000               4,500        4,690
Maricopa County AZ School Dist. GO                                    0.00%     7/1/1999 (3)           8,000        7,834
Phoenix AZ Civic Improvement Corp. Waste Water System                6.125%     7/1/2003 (Prere.)     10,000       11,162
                                                                                                               ----------
                                                                                                                   56,050
                                                                                                               ----------

CALIFORNIA (4.5%)
California Dept. of Water (Central Valley Project)                    8.25%    12/1/2001               4,790        5,445
California Dept. of Water (Central Valley Project)                    8.25%    12/1/2002               5,060        5,940
California Dept. of Water (Central Valley Project)                    8.25%    12/1/2005               5,685        7,199
California GO                                                         7.50%    11/1/2003 (3)           6,000        7,030
California GO                                                         9.00%     6/1/2000               5,000        5,433
California GO                                                        10.50%    10/1/2000               3,000        3,393
California PCR VRDO (Pacific Gas & Electric)                          3.65%    11/3/1998               1,700        1,700
California Public Works Board Lease Rev.
   (Univ. of California Project)                                      5.50%     9/1/2004 (2)           3,790        4,128
California Public Works Board Lease Rev.
   (Univ. of California Project)                                      5.50%     9/1/2005 (2)           3,900        4,278
Los Angeles CA Dept. of Water & Power Waterworks Rev.                 9.00%    5/15/2002 +             9,135       10,743
Los Angeles CA Dept. of Water & Power Waterworks Rev.                 9.00%    5/15/2003               5,355        6,518
Los Angeles County CA Public Works Auth.                              5.00%    10/1/2004               3,640        3,873
Los Angeles County CA Public Works Auth.                              6.00%    10/1/2003              13,010       14,356
San Joaquin Hills CA Transp. Corridor Agency Toll Road Rev.           0.00%    1/15/2000 (1)           2,000        1,917
San Joaquin Hills CA Transp. Corridor Agency Toll Road Rev.           0.00%    1/15/2001 (1)          10,000        9,232
Univ. of California Rev. (Multiple Purpose Dist. Project)            10.00%     9/1/2000 (2)           7,755        8,666
Univ. of California Rev. (Multiple Purpose Dist. Project)            10.00%     9/1/2001 (2)           5,500        6,450
                                                                                                               ----------
                                                                                                                  106,301
                                                                                                               ----------

CONNECTICUT (2.6%)
Connecticut GO                                                        5.30%    3/15/2004              10,000       10,723
Connecticut GO                                                        5.50%    11/1/2001              13,630       14,401
Connecticut GO                                                        6.25%   11/15/2002 (Prere.)      5,300        5,906
Connecticut GO                                                       9.875%     3/1/2001               6,750        7,697
Connecticut Special Assessment Second Injury Fund Rev.                5.00%     1/1/2001               4,230        4,363
Connecticut Special Assessment Unemployment Compensation              5.50%    5/15/2001 (2)          13,455       14,105
Connecticut Special Tax Obligation Rev. (Transp. Infrastructure)      6.25%    10/1/2002 (3)           4,000        4,381
                                                                                                               ----------
                                                                                                                   61,576
                                                                                                               ----------

DELAWARE (0.4%)
Delaware GO                                                           5.00%     1/1/2002               5,085        5,292
Delaware GO                                                           5.00%     4/1/2002               3,000        3,130
                                                                                                               ----------
                                                                                                                    8,422
                                                                                                               ----------

DISTRICT OF COLUMBIA (2.2%)
District of Columbia GO                                               4.90%     6/1/2000              20,000       20,294
District of Columbia GO                                               5.00%     6/1/2002 (1)           5,710        5,925
District of Columbia GO                                               5.00%     6/1/2003 (1)           5,995        6,250
District of Columbia GO                                               5.00%     6/1/2005 (1)           6,000        6,288
District of Columbia GO                                               5.50%     6/1/1999              10,605       10,735
District of Columbia GO                                               5.50%     6/1/1999 (ETM)         1,500        1,521
                                                                                                               ----------
                                                                                                                   51,013
                                                                                                               ----------

FLORIDA (4.2%)
Dade County FL School Dist. GO                                        5.00%    2/15/2001 (1)           4,525        4,668
Florida Board of Educ. Rev. (Capital Outlay)                          5.00%     6/1/2002              10,535       11,016

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
                                                                     COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
Florida Board of Educ. Rev. (Capital Outlay)                          6.50%     6/1/2002             $ 4,505    $   4,933
Florida Board of Educ. Rev. (Capital Outlay)                          6.50%     6/1/2004               5,565        6,303
Florida Dept. of General Services Rev.
   (Dept. of Environmental Protection Preservation-2000)              6.00%     7/1/2004 (2)          10,815       11,965
Florida Inland Protection Financing Corp.                             5.00%     7/1/2003 (4)           5,000        5,256
Florida School Board Assn. Rev. (Orange County)                       7.00%     7/1/2000 (2)          13,820       14,622
Florida Turnpike Auth. Rev.                                           9.50%     7/1/1999 (2)           4,000        4,176
Hillsborough County FL School Dist.                                   6.95%    8/15/1999 (1)           5,425        5,597
Lakeland FL Electric & Water Rev.                                     6.25%    10/1/2002 (3)           5,000        5,457
Lee County FL School Board                                            6.00%     8/1/2002 (4)           2,750        2,970
Orange County FL Health Fac. Auth. Rev.                               6.00%    10/1/2004 (1)           3,975        4,401
Tampa FL Health System Rev. (Catholic Health East)                    5.00%   11/15/2002 (1)           8,035        8,402
Tampa FL Health System Rev. (Catholic Health East)                    5.25%   11/15/2003 (1)           2,500        2,655
Tampa FL Hillsborough County Expressway Auth. Rev.                    6.50%     7/1/2003 (2)           4,770        5,329
                                                                                                               ----------
                                                                                                                   97,750
                                                                                                               ----------

GEORGIA (2.3%)
Burke County GA PCR VRDO
   (Georgia Power Co. Plant Vogtle Project)                           3.70%    11/3/1998               2,500        2,500
Cobb County GA School Dist.                                           5.00%     2/1/2000               8,040        8,202
Georgia GO                                                            5.75%     3/1/2002               5,600        5,976
Georgia GO                                                            7.20%     3/1/2002               3,000        3,332
Georgia GO                                                            7.25%     7/1/2002               5,620        6,308
Georgia GO                                                            7.25%     9/1/2002               8,160        9,200
Georgia GO                                                            7.40%     8/1/2002              12,360       13,963
Metro. Atlanta GA Rapid Transp. Auth.                                 6.35%     7/1/2004               3,560        3,844
                                                                                                               ----------
                                                                                                                   53,325
                                                                                                               ----------

HAWAII (2.3%)
Hawaii GO                                                             5.00%     9/1/1999               5,000        5,084
Hawaii GO                                                             5.25%     4/1/2004               5,300        5,630
Hawaii GO                                                             5.50%     4/1/2004              11,920       12,807
Hawaii GO                                                             7.75%     2/1/2002               9,600       10,738
Honolulu HI City & County GO                                          4.60%    10/1/1999               6,500        6,596
Honolulu HI City & County GO                                          5.25%    11/1/2003 (3)          13,135       13,958
                                                                                                               ----------
                                                                                                                   54,813
                                                                                                               ----------

ILLINOIS (5.3%)
Chicago IL GO                                                         6.25%   10/31/2002 (1)           4,250        4,636
Chicago IL Metro. Water Reclamation Dist.                             4.70%    12/1/1999               7,710        7,841
Chicago IL School Finance Auth. GO                                    5.00%     6/1/2003 (3)          25,190       26,335
Illinois Dev. Finance Auth. PCR PUT (Commonwealth Edison)             4.40%    12/1/2006 (2)          19,000       19,336
Illinois Dev. Finance Auth. Rev. (Provena Health)                     5.50%    5/15/2004 (1)           4,740        5,068
Illinois Dev. Finance Auth. Rev. (Provena Health)                     5.50%    5/15/2005 (1)           2,500        2,686
Illinois Dev. Finance Auth. Rev. (Provena Health)                     5.50%    5/15/2006 (1)           2,000        2,158
Illinois Educ. Fac. Auth. Rev. PUT (Univ. of Chicago)                 4.40%     7/1/2004               8,750        8,957
Illinois GO                                                           6.40%     8/1/2001               5,365        5,598
Illinois Health Fac. Auth. Rev. (Hosp. Sisters Services)              5.00%     6/1/2003 (1)           2,895        3,020
Illinois Health Fac. Auth. Rev. (Hosp. Sisters Services)              5.00%     6/1/2004 (1)           3,080        3,223
Illinois Health Fac. Auth. Rev. (Hosp. Sisters Services)              5.00%     6/1/2006 (1)           4,400        4,618
Illinois Health Fac. Auth. Rev. (Hosp. Sisters Services)              5.25%     6/1/2007 (1)           5,270        5,626
Illinois Health Fac. Auth. Rev. PUT (Edgewater Medical Center)        4.70%     7/1/2004 LOC          11,245       11,424
Illinois Sales Tax Rev.                                               7.20%    6/15/1999 (Prere.)      7,600        7,950
Metro. Pier & Exposition Auth. IL Dedicated State Tax Rev.            6.50%    6/15/2003 (Prere.)      4,140        4,677
                                                                                                               ----------
                                                                                                                  123,153
                                                                                                               ----------

INDIANA (1.1%)
Indianapolis IN Airport Auth. Rev.                                    5.00%     7/1/2004 (3)          14,535       15,183
Richmond IN Hosp. Auth. Rev. PUT
   (Reid Hosp. and Health Care Services)                              4.35%     1/1/2002              10,000       10,061
                                                                                                               ----------
                                                                                                                   25,244
                                                                                                               ----------

KANSAS (0.7%)
Burlington KS Environmental Rev. Refunding PUT (Kansas City Power
   & Light Co. Project)                                               4.35%     9/1/2001              15,810       15,922
                                                                                                               ----------

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
LIMITED-TERM TAX-EXEMPT FUND                                         COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
KENTUCKY (0.5%)
Kentucky Property & Building Comm. Rev.                               6.00%    11/1/2002             $ 2,000    $   2,167
Kentucky Property & Building Comm. Rev.                               6.75%    11/1/1999               9,500        9,843
                                                                                                               ----------
                                                                                                                   12,010
                                                                                                               ----------

LOUISIANA (2.6%)
Jefferson Parish LA Sales Tax Dist. Special Sales Tax Rev.            5.50%    12/1/2004 (4)           5,145        5,570
Jefferson Parish LA Sales Tax Dist. Special Sales Tax Rev.            5.50%    12/1/2005 (4)           3,790        4,130
Louisiana GO                                                          5.50%    4/15/2002 (4)           6,160        6,510
Louisiana GO                                                          6.00%     8/1/2000 (3)           5,000        5,212
Louisiana GO                                                          6.00%     8/1/2001 (3)          19,325       20,498
Louisiana Public Fac. Auth. Hosp. Rev. (Franciscan Missionaries)      5.50%     7/1/2005 (4)           5,865        6,332
New Orleans LA GO                                                     6.50%    10/1/2001 (2)          10,655       11,476
                                                                                                               ----------
                                                                                                                   59,728
                                                                                                               ----------

MAINE (0.2%)
Maine Health & Higher Educ. (Sebasticook Hosp.)                      10.10%     7/1/2001 (Prere.)      4,300        5,078
                                                                                                               ----------

MARYLAND (0.2%)
Maryland Dept. of Transp.                                             6.70%    8/15/1999 (Prere.)      5,000        5,232
                                                                                                               ----------

MASSACHUSETTS (4.9%)
Massachusetts Bay Transit Auth.                                       5.00%     3/1/2003               5,000        5,244
Massachusetts Consolidated Loan GO                                    7.00%    12/1/2000 (Prere.)      5,000        5,353
Massachusetts Educ. Finance Auth. Educ. Loan Rev.                     4.40%    12/1/2005               2,345        2,359
Massachusetts Educ. Finance Auth. Educ. Loan Rev.                     4.50%    12/1/2006               2,835        2,856
Massachusetts Educ. Finance Auth. Educ. Loan Rev.                     4.55%    12/1/2007               3,815        3,846
Massachusetts GO                                                      5.00%     4/1/2004               9,500       10,001
Massachusetts GO                                                      6.25%     7/1/2002              12,500       13,579
Massachusetts GO                                                     6.875%     7/1/2001 (Prere.)     17,400       19,156
Massachusetts GO                                                      7.50%    12/1/2000 (Prere.)     24,750       27,202
Massachusetts GO                                                      9.25%     7/1/2000              10,000       10,934
Massachusetts Health & Educ. Fac. Auth. Rev. PUT
   (Fairview Extended Care)                                           4.55%    7/14/2002 (1)           3,500        3,562
Massachusetts Water Resources Auth.                                  6.875%    12/1/2001 (Prere.)      9,945       11,062
                                                                                                               ----------
                                                                                                                  115,154
                                                                                                               ----------

MICHIGAN (7.3%)
Detroit MI GO                                                         5.60%     5/1/2000 (2)           7,040        7,261
Detroit MI GO                                                         5.70%     5/1/2001 (2)           5,000        5,246
Greater Detroit MI Resource Recovery Auth.                            5.00%   12/13/2000 (2)           6,290        6,485
Greater Detroit MI Resource Recovery Auth.                            5.50%   12/13/2001 (2)           5,000        5,270
Greater Detroit MI Resource Recovery Auth.                            5.50%   12/13/2003 (2)          17,995       19,345
Greater Detroit MI Resource Recovery Auth.                            5.50%   12/13/2004 (2)          12,990       14,060
Michigan Building Auth. Rev.                                          5.25%   10/15/2003              13,890       14,792
Michigan Building Auth. Rev.                                          5.25%   10/15/2004              19,885       21,289
Michigan Building Auth. Rev.                                          6.20%    10/1/2002               5,450        5,915
Michigan Building Auth. Rev.                                          6.30%    10/1/2003 (4)           7,800        8,471
Michigan Building Auth. Rev.                                          6.50%    10/1/2004               6,500        7,371
Michigan GO (Environmental Protection Program)                        6.00%    11/1/2002               4,845        5,264
Michigan GO (Recreation Program)                                      6.00%    11/1/2000              11,910       12,508
Michigan GO (Recreation Program)                                      6.00%    11/1/2001               5,910        6,319
Michigan Hosp. Finance Auth. (Genesys Regional Medical)               5.25%    10/1/2003               2,500        2,606
Michigan Hosp. Finance Auth. (Genesys Regional Medical)               5.50%    10/1/2005               6,655        7,071
Royal Oak MI Hosp. Financial Auth. (William Beaumont Hosp.)           6.75%     1/1/2001 (Prere.)     12,450       13,494
Wayne Charter County MI Airport Rev. (Detroit Met Wayne County)       5.25%    12/1/2006 (1)           6,620        7,116
                                                                                                               ----------
                                                                                                                  169,883
                                                                                                               ----------

MINNESOTA (0.6%)
Minneapolis MN Community Dev. Agency Tax Increment Rev.
   (Capital Appreciation)                                             0.00%     9/1/2003               5,875        4,876
Minnesota GO                                                          6.00%     8/1/2004               5,000        5,558
Minnesota Public Fac. Water Rev. PCR                                  5.00%     3/1/2002               2,620        2,731
                                                                                                               ----------
                                                                                                                   13,165
                                                                                                               ----------

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
-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
                                                                     COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
MISSISSIPPI
Jackson County MS Port Fac. Rev. VRDO (Chevron USA Inc. Project)      3.70%    11/3/1998             $   400    $     400
                                                                                                               ----------

MONTANA (0.4%)
Forsyth MT PCR PUT (Portland General Electric Co.)                    4.60%     5/1/2003              10,000       10,142
                                                                                                               ----------

NEBRASKA (0.2%)
Omaha NE Public Power Dist. Electric Rev.                             5.00%     2/1/2001               4,250        4,381
                                                                                                               ----------

NEVADA (1.3%)
Clark County NV Passenger Fac. Charge Rev.
   (McCarran International Airport)                                   6.25%     7/1/2004 (1)           8,240        9,189
Clark County NV Passenger Fac. Charge Rev.
   (McCarran International Airport)                                   6.25%     7/1/2005 (1)           4,310        4,840
Clark County NV School Dist. GO                                       9.75%     6/1/2001 (1)          10,000       11,471
Clark County NV School Dist. GO (Computer Equipment)                  7.00%    6/15/1999 (3)           4,000        4,102
                                                                                                               ----------
                                                                                                                   29,602
                                                                                                               ----------
NEW JERSEY (1.1%)
New Jersey Transp. Trust Fund Auth.                                   6.00%    6/15/2000              12,655       13,163
New Jersey Turnpike Auth.                                             5.60%     1/1/2000 (2)           4,000        4,099
Passaic County NJ Util. Solid Waste Disposal Rev.                     0.00%     3/1/2000 (1)           4,220        4,023
Passaic Valley NJ Sewer System Rev.                                   5.70%    12/1/2003 (2)           3,980        4,321
                                                                                                               ----------
                                                                                                                   25,606
                                                                                                               ----------
NEW MEXICO (0.6%)
New Mexico GO                                                         5.50%     9/1/2001               4,475        4,704
New Mexico Severance Tax Rev.                                         5.00%     7/1/2002               9,600       10,014
                                                                                                               ----------
                                                                                                                   14,718
                                                                                                               ----------
NEW YORK (19.1%)
Hempstead Town NY IDA Resource Recovery (American Fuel Co.)           4.40%    12/1/2001 (1)           6,810        6,954
Long Island NY Power Auth. Electric System Rev.                       5.00%     4/1/2008 (1) ++        7,430        7,835
Long Island NY Power Auth. Electric System Rev.                       5.25%    12/1/2004 (2)          15,000       16,012
Long Island NY Power Auth. Electric System Rev.                       5.25%    12/1/2005 (2)          17,000       18,223
Long Island NY Power Auth. Electric System Rev.                       5.50%    12/1/2006 (2)           8,000        8,752
Muni. Assistance Corp. for New York City NY                           5.00%     7/1/2000               4,330        4,442
Muni. Assistance Corp. for New York City NY                           5.00%     7/1/2003               7,200        7,560
Muni. Assistance Corp. for New York City NY                           5.50%     7/1/2000              42,940       44,397
Muni. Assistance Corp. for New York City NY                           5.50%     7/1/2002               5,500        5,833
Muni. Assistance Corp. for New York City NY                           6.00%     7/1/2000 (2)          10,000       10,420
Muni. Assistance Corp. for New York City NY                           6.00%     7/1/2005              10,370       11,547
New York City NY Cultural Resource Center (Museum of Modern Art)      5.00%     1/1/2000 (2)           7,250        7,387
New York City NY GO                                                   5.00%     8/1/2003 (1)           4,400        4,614
New York City NY GO                                                   5.25%     8/1/1999               7,800        7,931
New York City NY GO                                                   5.25%     8/1/1999 (ETM)         2,075        2,111
New York City NY GO                                                   7.50%     2/1/2002 (Prere.)      4,615        5,208
New York City NY GO                                                   7.50%     8/1/2002 (Prere.)      4,440        5,082
New York City NY GO                                                  7.625%     2/1/2002 (Prere.)     12,790       14,483
New York City NY GO                                                   7.70%     2/1/2002 (Prere.)      3,350        3,801
New York City NY IDA (USTA National Tennis Center Project)            7.75%   11/15/2000 (4)           3,125        3,385
New York City NY IDA (USTA National Tennis Center Project)            7.75%   11/15/2001 (4)           4,380        4,885
New York City NY IDA (USTA National Tennis Center Project)            7.75%   11/15/2002 (4)           3,100        3,552
New York City NY Muni. Water Finance Auth. Water & Sewer
   System Rev. VRDO                                                   3.70%    11/3/1998 (3)           4,900        4,900
New York State COP                                                    4.70%     2/1/1999               4,580        4,599
New York State Dormitory Auth. Rev. (Bronx/Lebanon)                   5.00%    2/15/2002               5,000        5,168
New York State Dormitory Auth. Rev. (Brookdale Hosp.)                 5.00%    2/15/2002               5,445        5,628
New York State Dormitory Auth. Rev. (Brookdale Hosp.)                 5.50%    2/15/2004               6,040        6,438
New York State Dormitory Auth. Rev. (City Univ.)                     7.625%     7/1/2000 (Prere.)      6,200        6,736
New York State Dormitory Auth. Rev. (City Univ.)                     7.875%     7/1/2000 (Prere.)     15,725       17,148
New York State Dormitory Auth. Rev. (City Univ.)                      9.00%     7/1/2000 (3)          15,515       16,888

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
-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
LIMITED-TERM TAX-EXEMPT FUND                                         COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
New York State Dormitory Auth. Rev. (Dept. of Health)                 7.70%     7/1/2000 (Prere.)    $ 6,790      $ 7,386
New York State Dormitory Auth. Rev. (North General Hosp.)             5.00%    2/15/2002               4,710        4,868
New York State Dormitory Auth. Rev. (North General Hosp.)             5.50%    2/15/2003               4,945        5,235
New York State Dormitory Auth. Rev. (Presbyterian Hosp.)              5.50%    2/15/2002 (2)           4,000        4,211
New York State Dormitory Auth. Rev. (Presbyterian Hosp.)              5.50%    2/15/2003 (2)           8,620        9,160
New York State Dormitory Auth. Rev. (Presbyterian Hosp.)              5.50%    2/15/2004 (2)           4,500        4,812
New York State Dormitory Auth. Rev. (State Univ.)                     7.70%    5/15/2000 (Prere.)      6,500        7,038
New York State Dormitory Auth. Rev. (Univ. of Rochester)              5.00%     7/1/2003 (1)           3,210        3,370
New York State Environmental Fac.
   (Clean Water & Drinking Revolving Funds)                           5.00%    6/15/2003               4,285        4,489
New York State Environmental Fac.
   (Clean Water & Drinking Revolving Funds)                           5.00%    6/15/2004               4,000        4,206
New York State Environmental Fac. (Riverbank State Park)             7.375%     4/1/2002 (Prere.)      6,800        7,713
New York State Environmental Fac. PCR
   (New York City Water Finance Auth.)                                5.50%    6/15/2003 (1)           3,000        3,210
New York State Housing Finance Agency Rev.
   (Nursing Home & Health Care Project)                               4.40%    11/1/2004 (1)           9,140        9,319
New York State Housing Finance Agency Rev.
   (Nursing Home & Health Care Project)                               4.50%    11/1/2005 (1)           7,555        7,733
New York State Housing Finance Agency Rev.
   (Nursing Home & Health Care Project)                               4.60%    11/1/2006 (1)           4,500        4,634
New York State Housing Finance Agency Rev.                            8.00%    11/1/2000 (Prere.)      4,140        4,579
New York State Local Govt. Assistance Corp.                           6.25%     4/1/2002 (Prere.)     10,000       10,991
New York State Local Govt. Assistance Corp.                           7.00%     4/1/2001 (Prere.)     14,550       15,957
New York State Medical Care Fac. Finance Agency Rev.                 7.875%    8/15/2000 (Prere.)      8,000        8,761
New York State Thruway Auth. (Highway & Bridge Trust Fund)            5.00%     4/1/2003 (3)           4,350        4,551
New York State Thruway Auth. (Highway & Bridge Trust Fund)            5.25%     4/1/2002 (3)          10,000       10,483
New York State Thruway Auth. (Highway & Bridge Trust Fund)            6.00%     4/1/2002 (1)          11,965       12,829
New York State Urban Dev. Corp. (Correctional Fac.)                   7.50%     1/1/2001 (Prere.)      7,100        7,807
Suffolk County NY Water Auth. Water System Rev.                       5.25%     6/1/2004 (2)(Prere.)  10,000       10,677
                                                                                                               ----------
                                                                                                                  445,938
                                                                                                               ----------

OHIO (2.4%)
Butler County OH Transp. Improvement Dist.                            5.00%     4/1/2003 (4)           3,000        3,150
Cleveland OH School Dist. RAN                                         5.00%     6/1/2001 (2)           6,000        6,204
Cleveland OH Water Works Rev.                                         6.25%     1/1/2002 (2)(Prere.)   4,245        4,647
Franklin County OH PUT (U.S. Health Corp.)                            4.50%     6/1/2000 LOC          10,000       10,136
Ohio Air Quality Dev. Auth. VRDO (Cincinnati Gas & Electric)          3.70%    11/3/1998 LOC           5,900        5,900
Ohio Public Fac. Comm. Higher Educ. Fac.                              5.00%    11/1/1999               6,370        6,493
Ohio Public Fac. Comm. Higher Educ. Fac.                              5.50%    12/1/1999               7,685        7,882
Ohio Water Dev. Auth. PCR PUT (Cleveland Electric)                    4.60%    10/1/2003              12,255       12,175
                                                                                                               ----------
                                                                                                                   56,587
                                                                                                               ----------

OKLAHOMA (0.6%)
Tulsa County OK Criminal Justice Auth. Sales Tax Rev.                 5.25%     3/1/2001 (2)           6,525        6,754
Tulsa County OK Criminal Justice Auth. Sales Tax Rev.                 5.25%     9/1/2001 (2)           6,960        7,249
                                                                                                               ----------
                                                                                                                   14,003
                                                                                                               ----------

PENNSYLVANIA (7.7%)
Delaware County PA IDA Rev. (Resource Recovery Fac.)                  5.50%     1/1/1999               5,000        5,012
Lehigh County PA General Purpose Auth. Hosp. Rev. VRDO
   (Lehigh Valley Hosp.)                                              3.60%    11/3/1998 (2)           3,900        3,900
Pennsylvania Convention Center Auth. Refunding Rev.                   5.75%     9/1/1999               4,475        4,519
Pennsylvania GO                                                       5.00%     5/1/2000               2,710        2,773
Pennsylvania GO                                                       5.00%     3/1/2003               6,250        6,555
Pennsylvania GO                                                       5.25%   11/15/2001 (3)          10,000       10,474
Pennsylvania GO                                                      5.375%   11/15/2003 (3)           2,000        2,144
Pennsylvania GO                                                       5.40%     7/1/2000               4,000        4,128
Pennsylvania Higher Educ. Fac. Health Services
   (Allegheny/Delaware Valley)                                        5.00%   11/15/2002 (1)           7,990        8,060
Pennsylvania Intergovernmental Cooperation Auth.                      6.00%    6/15/2001 (3)          10,000       10,589
Pennsylvania Intergovernmental Cooperation Auth.
   (Philadelphia Funding Program)                                     6.80%    6/15/2002 (Prere.)      5,050        5,578

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
-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
                                                                     COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
Pennsylvania Turnpike Comm. Rev.                                      5.60%    12/1/2005 (3)         $ 6,575     $  7,103
Pennsylvania Turnpike Comm. Rev.                                      7.50%    12/1/1999 (Prere.)     15,000       15,993
Philadelphia PA Gas Works                                             7.00%     7/1/2002 (8)           4,035        4,469
Philadelphia PA GO                                                    6.00%   11/15/1999 (3)           8,505        8,752
Philadelphia PA GO                                                    6.00%   11/15/2000 (3)          13,000       13,636
Philadelphia PA Hosp. Auth. Health Rev. (Jefferson Health System)     5.00%    5/15/2002 (2)           2,905        3,019
Philadelphia PA Hosp. Auth. Health Rev. (Jefferson Health System)     5.00%    5/15/2004 (2)           4,990        5,228
Philadelphia PA Hosp. Auth. Health Rev. (Jefferson Health System)     5.50%    5/15/2003 (2)           1,425        1,518
Philadelphia PA Industrial Dev. Airport Rev.
   (Philadelphia Airport System Project)                              4.50%     7/1/2002 (3)           2,205        2,252
Philadelphia PA Industrial Dev. Airport Rev.
   (Philadelphia Airport System Project)                              5.25%    6/15/2001 (3)           4,590        4,770
Philadelphia PA School Dist. GO                                       4.70%     7/1/1999 (2)          14,000       14,166
Philadelphia PA Water & Sewer Rev.                                    6.90%    10/1/1999 (Prere.)     24,150       25,469
Philadelphia PA Water & Waste Water Rev.                              6.25%     8/1/2002 (1)           5,450        5,914
Pittsburgh PA GO                                                      5.00%     3/1/2003 (1)           5,000        5,231
                                                                                                               ----------
                                                                                                                  181,252
                                                                                                               ----------

PUERTO RICO (1.2%)
Puerto Rico Electric Power Auth. Rev.                                 5.00%     7/1/2003 (4)           6,000        6,329
Puerto Rico Electric Power Auth. Rev.                                 5.00%     7/1/2004 (1)           4,995        5,295
Puerto Rico Electric Power Auth. Rev.                                 5.00%     7/1/2004 (4)           5,285        5,603
Puerto Rico GO                                                        5.50%     7/1/1999              10,000       10,170
                                                                                                               ----------
                                                                                                                   27,397
                                                                                                               ----------

RHODE ISLAND (1.0%)
Rhode Island GO                                                       6.00%     8/1/2003 (1)           9,665       10,577
Rhode Island GO                                                       6.00%     8/1/2004 (1)          11,345       12,549
                                                                                                               ----------
                                                                                                                   23,126
                                                                                                               ----------

SOUTH CAROLINA (0.8%)
South Carolina Capital Improvement GO                                 5.00%     8/1/2004               4,950        5,257
South Carolina GO                                                     5.10%     2/1/2004               3,940        4,166
South Carolina Transp. Infrastructure Rev.                            5.00%    10/1/2007 (1)           9,445       10,074
                                                                                                               ----------
                                                                                                                   19,497
                                                                                                               ----------

TENNESSEE (0.2%)
Memphis TN Refunding GO                                               5.00%    10/1/2003               4,750        5,008
                                                                                                               ----------

TEXAS (7.6%)
Austin TX Util. System                                                9.50%    5/15/2000 (Prere.)      5,705        6,217
Austin TX Util. System                                               10.00%    5/15/2000 (Prere.)      5,000        5,485
El Paso County TX Hosp. Dist. GO                                      0.00%    8/15/2000 (1)           2,260        2,118
El Paso County TX Hosp. Dist. GO                                      0.00%    8/15/2001 (1)           2,260        2,034
El Paso County TX Hosp. Dist. GO                                      0.00%    8/15/2002 (1)           2,260        1,951
El Paso County TX Hosp. Dist. GO                                      0.00%    8/15/2003 (1)           2,260        1,868
Fort Worth TX Water & Sewer Rev.                                      5.90%    2/15/2001               2,900        3,047
Harris County TX Flood Control Dist. GO                               5.50%    10/1/2000               3,000        3,115
Harris County TX GO                                                   5.50%    10/1/2000               2,645        2,747
Harris County TX Health Fac. Dev. Corp. (Memorial Hosp.)              5.00%     6/1/2000 (1)           3,025        3,092
Harris County TX Health Fac. Dev. Corp. (Memorial Hosp.)              5.00%     6/1/2001 (1)           5,835        6,020
Harris County TX Toll Road Refunding GO                               6.50%    8/15/2002 (2)(Prere.)   5,220        5,825
Houston TX GO                                                         5.00%     3/1/2003              20,000       20,942
Houston TX GO                                                         5.50%     3/1/2004               8,620        9,265
Houston TX GO                                                         5.90%     3/1/2003               3,475        3,700
Houston TX Hotel Occupancy Tax Rev.                                   6.00%     7/1/2000 (4)           4,250        4,420
Houston TX Hotel Occupancy Tax Rev.                                   6.00%     7/1/2001 (4)           4,000        4,232
Houston TX Hotel Occupancy Tax Rev.                                   6.00%     7/1/2002 (4)           2,250        2,417
Houston TX Independent School Dist.                                   6.40%    8/15/2001 (Prere.)      4,095        4,396
Houston TX Water & Sewer System Rev.                                  0.00%    12/1/2000 (2)           6,130        5,689
Houston TX Water & Sewer System Rev.                                  5.40%    12/1/2000               8,000        8,300
Lewisville TX Independent School Dist.                                6.55%    5/15/2003 (ETM)         5,000        5,594
Lower Colorado River Auth. TX                                         5.50%     1/1/2001              17,730       18,418
Plano TX Independent School Dist. GO                                  6.00%    2/15/2003               4,510        4,897

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
-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
LIMITED-TERM TAX-EXEMPT FUND                                         COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
San Antonio TX Electric & Gas Rev.                                    7.00%     2/1/2000             $ 1,695     $  1,735
San Antonio TX GO                                                     5.40%     8/1/2004               7,495        7,881
San Antonio TX Independent School Dist.                               6.00%    8/14/2004               4,165        4,610
Texas Muni. Power Agency Rev.                                         5.80%     9/1/2003 (1)           6,750        7,332
Texas Public Finance Auth. Refunding                                  5.50%    10/1/2006               4,000        4,392
Texas Water Dev. Financial Assistance Refunding GO                    5.00%     8/1/2004               4,735        4,963
Texas Water Dev. Financial Assistance Refunding GO                    5.00%     8/1/2005               3,405        3,552
Univ. of Texas Permanent Univ. Fund                                   6.50%     7/1/2001 (Prere.)      4,285        4,676
Univ. of Texas Permanent Univ. Fund                                   9.50%     7/1/2000               3,545        3,890
                                                                                                               ----------
                                                                                                                  178,820
                                                                                                               ----------

UTAH (0.2%)
Utah Water Finance Agency Rev.                                        4.70%    10/1/2001 (1)           5,000        5,143
                                                                                                               ----------

VIRGINIA (1.5%)
Virginia Port Auth. Rev.                                              4.75%     7/1/2004               8,210        8,545
Virginia Public School Auth. GO                                       5.00%     8/1/2000               6,345        6,519
Virginia Public School Auth. GO                                       5.00%     8/1/2002              12,415       12,997
Virginia Public School Auth. GO                                       5.00%     8/1/2003               6,200        6,534
                                                                                                               ----------
                                                                                                                   34,595
                                                                                                               ----------

WASHINGTON (3.9%)
King County WA School Dist.                                           6.30%    12/1/2003               5,375        5,906
Port Seattle WA Passenger Fac. Charge Rev.                            5.00%    12/1/2003 (2)           3,000        3,137
Spokane WA Regional Solid Waste Management System Rev.                6.25%     1/1/2004 (2)           8,440        9,277
Spokane WA Regional Solid Waste Management System Rev.                6.25%     1/1/2005 (2)           8,975        9,965
Spokane WA Regional Solid Waste Management System Rev.                6.25%     1/1/2007 (2)           5,150        5,889
Washington GO                                                         6.10%     9/1/2000               5,000        5,236
Washington GO                                                         6.30%     9/1/2002               4,700        5,067
Washington GO                                                         6.50%     7/1/2002               5,035        5,511
Washington GO                                                         6.75%     6/1/2001 (Prere.)     20,000       21,542
Washington GO                                                         7.00%    10/1/1999               7,555        7,827
Washington GO                                                         7.00%     8/1/2002               4,000        4,451
Washington Health Care Fac. Auth. (Sisters of Providence)             6.00%    10/1/2000 (2)           3,030        3,168
Washington Health Care Fac. Auth. (Sisters of Providence)             6.00%    10/1/2001 (2)           4,735        5,034
                                                                                                               ----------
                                                                                                                   92,010
                                                                                                               ----------

WEST VIRGINIA (0.4%)
Wisconsin Building Comm. Lottery Rev.                                 5.50%     7/1/1999 (1)           2,500        2,544
Wisconsin Building Comm. Lottery Rev.                                 5.50%     7/1/2000 (1)           5,500        5,680
                                                                                                               ----------
                                                                                                                    8,224
                                                                                                               ----------

WISCONSIN (2.4%)
Wisconsin GO                                                          5.00%     5/1/2004              10,895       11,483
Wisconsin GO                                                          5.80%     5/1/2001               4,000        4,212
Wisconsin GO                                                          6.00%     5/1/2003              14,055       15,336
Wisconsin Public Power System Rev.                                    7.30%     7/1/2000 (3)(Prere.)   4,000        4,324
Wisconsin Public Power System Rev.                                    7.40%     7/1/2000 (2)(Prere.)  19,500       21,108
                                                                                                               ----------
                                                                                                                   56,463
                                                                                                               ----------

WYOMING (0.4%)
Lincoln County WY PCR VRDO (Exxon Project)                            3.70%    11/3/1998               1,500        1,500
Platte County WY PCR (Basin Electric Power Corp.)                     4.20%     1/1/1999               3,370        3,377
Platte County WY PCR (Basin Electric Power Corp.)                     4.40%     1/1/2000               3,945        3,990
                                                                                                               ----------
                                                                                                                    8,867
                                                                                                               ----------
-------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
   (COST $2,267,447)                                                                                            2,318,885
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                                                                   MARKET
                                                                                                                   VALUE*
                                                                                                                    (000)
-------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.9%)
-------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                           $   45,355
Liabilities                                                                                                       (24,060)
                                                                                                             ------------
                                                                                                                   21,295
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------------
Applicable to 215,635,381 outstanding $.001 par value shares
   of beneficial interest (unlimited authorization)                                                            $2,340,180
=========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                          $10.85
=========================================================================================================================

*See Note A in Notes to Financial Statements.

+Securities with an aggregate value of $2,448,000 have been segregated as initial margin for open futures contracts. For key to abbreviations and other references, see page 61.

-------------------------------------------------------------------------------------------------------------------------
AT OCTOBER 31, 1998, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT          PER
                                                                                                       (000)        SHARE
-------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                   $2,294,957       $10.64
Undistributed Net Investment Income                                                                       --           --
Accumulated Net Realized Losses--Note E                                                               (1,864)        (.01)
Unrealized Appreciation (Depreciation)--Note F
  Investment Securities                                                                               51,438          .24
  Futures Contracts                                                                                   (4,351)        (.02)
=========================================================================================================================
NET ASSETS                                                                                        $2,340,180       $10.85
=========================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
INTERMEDIATE-TERM TAX-EXEMPT FUND                                    COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (98.9%)
-------------------------------------------------------------------------------------------------------------------------
ALABAMA (0.6%)
Birmingham AL GO VRDO                                                 3.00%    11/4/1998 (2) LOC     $ 9,700     $  9,700
Huntsville AL Health Care Fac. Auth.                                  4.65%     6/1/2005 (1)          22,000       22,589
Huntsville AL Health Care Fac. Auth. VRDO                             3.05%    11/4/1998 (1)           7,200        7,200
Univ. of Southern Alabama Hosp. Rev.                                  7.00%    5/15/2004 (2)           3,250        3,421
                                                                                                               ----------
                                                                                                                   42,910
                                                                                                               ----------

ALASKA (0.1%)
Alaska Housing Finance Corp. VRDO                                     3.10%    11/4/1998               1,000        1,000
Anchorage AK Electric Util. Rev.                                      8.00%    12/1/2011 (1)           5,395        7,266
                                                                                                               ----------
                                                                                                                    8,266
                                                                                                               ----------

ARIZONA (1.5%)
Arizona Transp. Board Excise Tax Rev.                                 6.00%     7/1/2005 (2)          18,885       21,134
Arizona Transp. Board Highway Rev.                                    8.75%     7/1/2003              10,000       12,095
Maricopa County AZ COP                                                6.00%     6/1/2004               5,275        5,490
Maricopa County AZ GO                                                 6.25%     7/1/2002 (3)           5,100        5,546
Maricopa County AZ PCR VRDO (Arizona Public Service Palo Verde)       3.70%    11/3/1998 LOC           3,000        3,000
Maricopa County AZ (Samaritan Health Service)                         7.15%    12/1/2004 (1)           9,900       11,529
Maricopa County AZ (Samaritan Health Service)                         7.15%    12/1/2005 (1)           6,080        6,975
Mesa AZ GO                                                            5.70%     7/1/2008 (1)           5,600        6,127
Phoenix AZ Civic Improvement Corp. Airport Rev.                       5.25%     7/1/2009 (4)           4,795        5,198
Phoenix AZ Civic Improvement Corp. Airport Rev.                       5.25%     7/1/2010 (4)           2,500        2,690
Phoenix AZ Civic Improvement Corp. Airport Rev.                       5.25%     7/1/2011 (4)           3,000        3,206
Phoenix AZ Civic Improvement Corp. Water System                       5.95%     7/1/2006 (Prere.)      6,600        7,429
Phoenix AZ Highway Rev. GO                                            9.25%     7/1/2007               4,000        5,455
Tucson AZ Unified School Dist.                                        7.50%     7/1/2006 (3)           8,840       10,836
Tucson AZ Unified School Dist.                                        7.50%     7/1/2007 (3)           8,000        9,970
                                                                                                               ----------
                                                                                                                  116,680
                                                                                                               ----------

CALIFORNIA (9.1%)
Anaheim CA Public Finance Auth. Rev.                                  6.00%     9/1/2008 (4)           2,000        2,307
Anaheim CA Public Finance Auth. Rev.                                  6.00%     9/1/2009 (4)           2,000        2,324
California Dept. of Water (Central Valley Project)                    8.25%    12/1/2003               5,000        6,040
California Dept. of Water (Central Valley Project)                    8.25%    12/1/2004               5,545        6,867
California Financial Auth. PCR VRDO (Pacific Gas & Electric)          3.60%    11/3/1998 LOC           2,200        2,200
California GO                                                         5.70%     8/1/2007              17,500       19,340
California GO                                                         5.75%     8/1/2008 (3)          15,000       16,657
California GO                                                         6.75%     6/1/2004              13,165       15,095
California GO                                                         7.00%    10/1/2005 (1)           5,000        5,935
California GO                                                         7.10%     6/1/2005              12,495       14,780
California GO                                                        11.00%     3/1/2006              13,185       18,970
California Health Fac. Finance Auth. (Catholic Healthcare West)       6.25%     7/1/2004 (1)           4,515        5,062
California Health Fac. Finance Auth. (Catholic Healthcare West)       6.25%     7/1/2005 (1)           5,875        6,660
California Health Fac. Finance Auth. (Catholic Healthcare West)       6.25%     7/1/2006 (1)           5,000        5,733
California Health Fac. Finance Auth. (Catholic Healthcare West)       6.25%     7/1/2007 (1)           5,290        6,101
California Health Fac. Finance Auth. (Sisters of Providence)          6.00%    10/1/2002               3,865        4,198
California Health Fac. Finance Auth. (Sisters of Providence)          6.00%    10/1/2003               4,095        4,513
California Health Fac. Finance Auth. (Sisters of Providence)          6.00%    10/1/2004               4,340        4,842
California Higher Educ. Loan Auth. Student Loan Rev. VRDO             3.15%    11/4/1998 LOC             500          500
California Public Works Board (Community College Project)            5.625%     3/1/2016 (2)          20,000       21,556
California Public Works Board (Dept. of Corrections)                 5.375%    11/1/2011               6,500        6,938
California Public Works Board (Dept. of Corrections)                 5.375%    11/1/2012               7,990        8,475
California Public Works Board (Dept. of Corrections)                  5.50%     1/1/2015 (1)          10,000       10,643
California Public Works Board (Dept. of Corrections)                  6.00%     1/1/2008 (2)          14,865       16,865
California Public Works Board (State Archives)                       5.375%    12/1/2009               4,555        4,929
California Public Works Board (State Archives)                       5.375%    12/1/2010               6,635        7,124
California Public Works Board (State Archives)                       5.375%    12/1/2012               7,895        8,377
California Public Works Board (Univ. of California)                   6.10%    12/1/2005 (2)           6,515        7,215
California Public Works Board (Univ. of California)                   6.20%    12/1/2006 (2)           3,320        3,689
California Public Works Board (Various Univ. Projects)               5.375%    12/1/2019 (2)           8,900        9,297
California State Dept. of Veteran Affairs                             5.45%    12/1/2019              15,000       15,546

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
                                                                     COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
California Statewide Community Dev. Auth. PUT (Irvine)                4.90%    5/15/2008             $25,000     $ 25,535
Clovis CA Unified School Dist. GO                                     0.00%     8/1/2000               7,000        6,572
Clovis CA Unified School Dist. GO                                     0.00%     8/1/2001              11,180       10,088
Contra Costa CA COP (Merrithew Memorial Hosp. Project)                5.50%    11/1/2011 (1)           5,660        6,177
Fresno CA Sewer Rev.                                                  6.25%     9/1/2014 (2)          12,000       14,224
Irvine CA Assessment Dist. VRDO (Oak Creek)                           3.55%    11/3/1998 LOC           4,400        4,400
Irvine CA Ranch Water Dist. VRDO                                      3.50%    11/3/1998 LOC           1,100        1,100
Irvine CA Unified School Dist. GO                                     5.50%    11/1/2013 (2)           4,565        4,974
Long Beach CA Harbor Rev.                                             7.10%    5/15/1999               2,900        2,967
Los Angeles County CA Transp. Comm. Sales Tax Rev.                    6.50%     7/1/2010 (4)          51,070       61,500
Los Angeles County CA Transp. Auth. Sales Tax. Rev.                   8.00%     7/1/2001 (2)           6,365        7,082
Los Angeles County CA Transp. Auth. Sales Tax Rev.                    8.00%     7/1/2002 (2)           3,915        4,496
Metro. Water Dist. of Southern California                             7.75%     7/1/2001 (Prere.)      9,380       10,566
Northern California Power Agency (Hydroelectric Project)              6.10%     7/1/2005 (1)           5,575        6,299
Northern California Power Agency (Hydroelectric Project)              6.20%     7/1/2006 (1)           5,940        6,825
Northern California Power Agency (Hydroelectric Project)              6.25%     7/1/2007 (1)           6,685        7,772
Oakland CA Redev. Agency (Central Dist. Project)                      5.75%     2/1/2004 (2)           1,535        1,680
Oakland CA Redev. Agency (Central Dist. Project)                      5.90%     2/1/2005 (2)           4,870        5,423
Orange County CA Local Transp. Auth. Sales Tax Rev.                   5.50%    2/15/2009 (1)           5,000        5,547
Orange County CA Local Transp. Auth. Sales Tax Rev.                   5.50%    2/15/2010 (1)          10,035       11,141
Orange County CA Sanitation Dist. VRDO.                               3.55%    11/3/1998 (3)          15,000       15,000
San Bernardino CA Medical Center COP                                  5.50%     8/1/2004 (1)           7,150        7,757
San Bernardino CA Medical Center COP                                  5.50%     8/1/2005 (1)          10,000       10,916
San Bernardino CA Medical Center COP                                  5.50%     8/1/2006 (1)           8,500        9,342
San Bernardino CA Medical Center COP                                  6.75%     8/1/2010              11,385       12,575
San Bernardino CA Medical Center COP                                  7.00%     8/1/2008 (1)           9,045       11,095
San Bernardino CA Medical Center COP                                  7.00%     8/1/2009 (1)           9,705       12,103
San Bernardino CA Medical Center COP                                  7.00%     8/1/2010 (1)          10,525       13,213
San Diego CA Unified School Dist. TRAN                                4.50%    10/1/1999              35,000       35,482
San Diego County CA Regional Transp. Auth. Sales Tax Rev.             7.00%     4/1/2001 (Prere.)      3,220        3,543
San Diego County CA Regional Transp. Auth. Sales Tax Rev.             7.00%     4/1/2006               1,780        2,045
San Diego County CA Water Rev. COP                                    5.40%     5/1/2003               5,000        5,363
San Diego County CA Water Rev. COP                                    5.50%     5/1/2005               4,245        4,647
San Joaquin Hills CA Toll Rev.                                        0.00%    1/15/2004              25,000       20,392
San Joaquin Hills CA Toll Rev.                                        0.00%    1/15/2005              25,000       19,539
San Joaquin Hills CA Toll Rev.                                        0.00%    1/15/2006              16,000       11,933
Santa Margarita/Dana Point CA Water Dist. Rev.                        5.50%     8/1/2011 (2)           4,785        5,214
Santa Margarita/Dana Point CA Water Dist. Rev.                        5.50%     8/1/2012 (2)           3,315        3,595
South Orange County CA Public Finance Auth.                           7.00%     9/1/2006 (1)             500          598
Southern California Public Power Auth.                                6.75%     7/1/1999               6,190        6,349
Southern California Rapid Transit Dist. Rev.                          5.70%     9/1/2004 (2)          14,040       15,462
Univ. of California Rev. (Multi Purpose Project)                     10.00%     9/1/2003 (2)           3,790        4,830
                                                                                                               ----------
                                                                                                                  704,139
                                                                                                               ----------

COLORADO (0.9%)
Colorado Health Fac. Auth. Rev.
   (Sisters of Charity Health System Inc.)                            5.25%   12/1/2009 (1)           2,965        3,166
Colorado Health Fac. Auth. Rev.
   (Sisters of Charity Health System Inc.)                            5.25%    12/1/2010 (1)           1,740        1,844
Colorado Health Fac. Auth. Rev.
   (Sisters of Charity Health System Inc.)                            5.25%    12/1/2011 (1)           3,415        3,590
Colorado Health Fac. Auth. Rev.
   (Sisters of Charity Health System Inc.)                            5.25%    12/1/2012 (1)           2,250        2,346
Colorado Health Fac. Auth. Rev.
   (Sisters of Charity Health System Inc.)                            8.50%    5/15/2004 (1)          17,500       21,379
Denver CO City & County School Dist.                                  6.95%   12/15/1999 (3)(Prere.)   4,390        4,619
Denver CO City & County School Dist.                                  6.95%   12/15/2000 (3)           4,860        5,093
E-470 Public Highway Auth. CO Rev.                                    0.00%     9/1/2011 (1)           8,000        4,429
E-470 Public Highway Auth. CO Rev.                                    4.80%     9/1/2009 (1)           6,095        6,362
E-470 Public Highway Auth. CO Rev.                                    4.90%     9/1/2010 (1)           5,000        5,214
E-470 Public Highway Auth. CO Rev.                                    5.00%     9/1/2011 (1)           7,250        7,564
E-470 Public Highway Auth. CO Rev.                                    5.00%     9/1/2017               7,500        7,531
                                                                                                               ----------
                                                                                                                   73,137
                                                                                                               ----------

CONNECTICUT (2.1%)
Connecticut GO                                                        5.00%    12/1/2010              10,000       10,566
Connecticut GO                                                        5.30%   11/15/2006              16,940       18,238

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
INTERMEDIATE-TERM TAX-EXEMPT FUND                                    COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
Connecticut GO                                                        5.40%   11/15/2007            $ 24,010    $  25,890
Connecticut GO                                                        6.00%    5/15/2003               5,000        5,478
Connecticut GO                                                        6.00%    10/1/2004               5,660        6,311
Connecticut GO                                                        7.00%    3/15/2003               5,000        5,656
Connecticut Resource Recovery Auth. (Bridgeport Resco)                8.40%     1/1/1999               4,950        4,990
Connecticut Special Tax Obligation Rev. (Transp. Infrastructure)     5.125%     9/1/2005              11,575       12,370
Connecticut Special Tax Obligation Rev. (Transp. Infrastructure)      5.25%     9/1/2006              42,550       45,607
Connecticut Special Tax Obligation Rev. (Transp. Infrastructure)     7.125%     6/1/2010              12,000       14,985
Connecticut Special Tax Obligation Rev. (Transp. Infrastructure)      7.75%     6/1/2000              11,300       12,048
                                                                                                               ----------
                                                                                                                  162,139
                                                                                                               ----------
DELAWARE (0.3%)
Delaware Transp. Auth. Rev.                                          5.625%     7/1/2006 (1)          11,420       12,236
Delaware Transp. Auth. Rev.                                           5.80%     7/1/2008               4,950        5,356
Delaware Transp. Auth. Rev.                                           5.80%     7/1/2008 (Prere.)      2,595        2,827
                                                                                                               ----------
                                                                                                                   20,419
                                                                                                               ----------
DISTRICT OF COLUMBIA (1.9%)
District of Columbia GO                                               5.20%     6/1/2008 (2)           4,390        4,669
District of Columbia GO                                               5.30%     6/1/2009 (2)           4,600        4,919
District of Columbia GO                                              5.375%     6/1/2011               5,255        5,579
District of Columbia GO                                               5.50%     6/1/2006 (4)           6,205        6,728
District of Columbia GO                                               5.50%     6/1/2013               5,750        6,115
District of Columbia GO                                               5.75%     6/1/2003 (2)(Prere.)     190          208
District of Columbia GO                                               5.75%     6/1/2007 (2)           4,860        5,273
District of Columbia GO                                               5.75%     6/1/2010 (1)          23,590       26,139
District of Columbia GO                                               5.80%     6/1/2004 (3)          12,045       13,070
District of Columbia GO                                               5.80%     6/1/2004 (3)(ETM)        955        1,042
District of Columbia GO                                               6.00%     6/1/2004 (1)(Prere.)   8,890        9,919
District of Columbia GO                                               6.10%     6/1/2004 (1)(Prere.)   7,000        7,845
District of Columbia GO                                               6.30%     6/1/2002 (1)(Prere.)  15,120       16,661
District of Columbia GO                                               6.30%     6/1/2005 (1)           4,880        5,336
District of Columbia GO                                               7.50%     6/1/1999 (2)(Prere.)  17,875       18,696
District of Columbia Hosp. Rev. (Medlantic Health Group)              6.00%    8/15/2007 (1)           2,985        3,355
District of Columbia Hosp. Rev. (Medlantic Health Group)              6.00%    8/15/2008 (1)           3,160        3,583
District of Columbia Hosp. Rev. (Medlantic Health Group)              6.00%    8/15/2010 (1)           2,555        2,913
District of Columbia Hosp. Rev. (Medlantic Health Group)              6.00%    8/15/2012 (1)           2,995        3,439
                                                                                                               ----------
                                                                                                                  145,489
                                                                                                               ----------
FLORIDA (4.8%)
Broward County FL School Board COP                                    5.75%     7/1/2003 (2)           9,000        9,748
Broward County FL School Board COP                                    5.75%     7/1/2004 (2)           9,515       10,407
Broward County FL School Board COP                                    5.75%     7/1/2005 (2)           5,445        6,011
Broward County FL School Dist. GO                                     5.40%    2/15/2005               5,000        5,370
Broward County FL School Dist. GO                                     5.50%    2/15/2006              10,080       10,836
Dade County FL Sales Tax Rev.                                         6.00%    10/1/2002 (2)           5,000        5,423
Dade County FL School Board COP                                       5.25%     8/1/2009 (2)          11,320       12,237
Dade County FL School Board COP                                       5.25%     8/1/2010 (2)          12,140       13,030
Dade County FL School Board COP                                      5.375%     5/1/2010 (2)           4,775        5,117
Dade County FL School Dist. GO                                        6.25%    2/15/2004 (1)           5,520        6,146
Florida Board of Educ. (Capital Outlay Rev.)                          0.00%     6/1/2000 (Prere.)     15,000        4,952
Florida Board of Educ. (Capital Outlay Rev.)                          4.90%     6/1/2008               6,905        7,248
Florida Board of Educ. (Capital Outlay Rev.)                          5.00%     6/1/2009               3,620        3,799
Florida Board of Educ. (Capital Outlay Rev.)                          5.25%     6/1/2005               4,815        5,178
Florida Board of Educ. (Capital Outlay Rev.)                          5.25%     1/1/2009              15,065       16,310
Florida Board of Educ. (Capital Outlay Rev.)                          5.25%     1/1/2010              15,775       16,944
Florida Board of Educ. (Capital Outlay Rev.)                          5.50%     6/1/2004               5,095        5,519
Florida Board of Educ. (Capital Outlay Rev.)                          6.50%     6/1/2005               5,000        5,733
Florida Board of Educ. (Lottery Rev.)                                 5.25%     7/1/2009               9,785       10,634
Florida Board of Educ. (Lottery Rev.)                                 5.25%     7/1/2010              10,300       11,102
Florida Board of Educ. (Lottery Rev.)                                 5.25%     7/1/2011              10,840       11,589
Florida Board of Educ. (Lottery Rev.)                                 5.25%     7/1/2012              11,410       12,108
Florida Dept. of General Services Rev.
   (Dept. of Environmental Protection Preservation-2000)              5.00%     7/1/2011 (2)           6,575        6,846

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
                                                                     COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
Florida Dept. of General Services Rev.
   (Dept. of Environmental Protection Preservation-2000)             5.125%     7/1/2009 (2)         $ 5,325     $  5,682
Florida Dept. of General Services Rev.
   (Dept. of Environmental Protection Preservation-2000)             5.625%     7/1/2008 (2)           5,000        5,451
Florida Dept. of General Services Rev.
   (Dept. of Environmental Protection Preservation-2000)              6.00%     7/1/2006 (2)          18,560       20,977
Florida School Board Assn. Rev. (Orange County)                       6.90%     7/1/1999 (2)          12,450       12,780
Florida Turnpike Auth. Rev.                                           5.25%     7/1/2009 (3)           6,000        6,521
Florida Turnpike Auth. Rev.                                           5.25%     7/1/2010 (3)           6,000        6,467
Florida Turnpike Auth. Rev.                                           5.25%     7/1/2011 (3)           7,185        7,681
Florida Turnpike Auth. Rev.                                           5.25%     7/1/2012 (3)           7,560        8,023
Florida Turnpike Auth. Rev.                                           5.25%     7/1/2013 (3)           7,755        8,169
Hillsborough County FL School Dist. GO                                7.10%    8/15/2003              23,665       25,621
Lakeland FL Electric & Water Rev.                                     6.25%    10/1/2003 (3)           6,465        7,160
Lakeland FL Electric & Water Rev.                                     6.50%    10/1/2006 (3)           5,300        6,176
Lee County FL School Board                                            6.00%     8/1/2005 (4)           4,175        4,675
Palm Beach County FL School Board                                     6.00%     8/1/2005 (2)           6,115        6,855
Palm Beach County FL School Board                                     6.00%     8/1/2006 (2)           6,480        7,332
Palm Beach County FL Solid Waste Auth. Rev.                           5.25%    10/1/2003 (2)           7,760        8,264
Palm Beach County FL Solid Waste Auth. Rev.                           5.25%    10/1/2003 (2)(ETM)      1,240        1,322
Palm Beach County FL Solid Waste Auth. Rev.                           5.50%    10/1/2006 (2)          13,910       15,314
Tampa FL Rev. (Catholic Health System)                                5.25%   11/15/2011 (1)           3,000        3,182
                                                                                                               ----------
                                                                                                                  369,939
                                                                                                               ----------
GEORGIA (2.6%)
DeKalb County GA GO                                                   5.60%     1/1/2005               3,040        3,243
Fulton County GA School Dist. GO                                     6.375%     5/1/2010              15,000       17,801
Georgia GO                                                            6.30%     4/1/2002               3,820        4,147
Georgia GO                                                            6.30%     3/1/2007              15,000       17,424
Georgia GO                                                            6.50%     8/1/2001               3,230        3,481
Georgia GO                                                            6.50%    12/1/2003               5,000        5,639
Georgia GO                                                            6.50%     7/1/2005               5,000        5,754
Georgia GO                                                            6.75%     9/1/2010               8,000        9,828
Georgia GO                                                            6.80%     8/1/2002               8,000        8,880
Georgia GO                                                            7.00%    11/1/2004               5,000        5,837
Georgia GO                                                            7.00%    11/1/2005              15,670       18,580
Georgia GO                                                            7.00%    11/1/2006              16,780       20,211
Georgia GO                                                            7.00%    11/1/2007              17,960       21,939
Georgia GO                                                            7.10%     9/1/2009               3,400        4,261
Georgia GO                                                            7.25%     9/1/2005               3,630        4,343
Georgia GO                                                            7.25%     9/1/2006               7,860        9,567
Georgia GO                                                            7.40%     8/1/2007              11,200       13,947
Georgia Muni. Electric Power Auth. Rev.                               6.30%     1/1/2005              12,775       14,300
Monroe County GA Dev. Auth. (Oglethorpe Power Corp.)                  6.65%     1/1/2008               9,220       10,733
                                                                                                               ----------
                                                                                                                  199,915
                                                                                                               ----------
HAWAII (1.9%)
Hawaii Airport System Rev.                                            5.40%     7/1/2002 (1)           7,855        8,290
Hawaii Airport System Rev.                                            5.85%     7/1/2002 (1)           7,830        8,383
Hawaii Airport System Rev.                                            5.95%     7/1/2003 (1)           2,590        2,819
Hawaii Airport System Rev.                                            6.05%     7/1/2004 (1)           3,145        3,475
Hawaii Airport System Rev.                                            6.15%     7/1/2005 (1)          10,735       11,887
Hawaii Airport System Rev.                                            6.25%     7/1/2006               5,000        5,558
Hawaii GO                                                             5.00%     2/1/2004              10,000       10,469
Hawaii GO                                                             5.00%     2/1/2005               6,650        6,942
Hawaii GO                                                            5.125%     2/1/2006              11,605       12,148
Hawaii GO                                                             5.50%     7/1/2001               6,500        6,798
Hawaii GO                                                             6.40%     3/1/2007               5,555        6,390
Honolulu HI City & County GO                                          5.50%    11/1/2008 (3)           7,130        7,844
Honolulu HI City & County GO                                          5.75%     1/1/2006               8,825        9,704
Honolulu HI City & County GO                                          6.00%     1/1/2008               5,000        5,630
Honolulu HI City & County GO                                          6.30%     3/1/2010               4,830        5,303
Honolulu HI City & County GO                                          8.00%    10/1/2009              30,560       39,923
                                                                                                               ----------
                                                                                                                  151,563
                                                                                                               ----------

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
-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
INTERMEDIATE-TERM TAX-EXEMPT FUND                                    COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
ILLINOIS (3.8%)
Chicago IL Metro. Sanitation Dist.                                    8.75%     1/1/2000 (Prere.)    $ 2,980     $  3,161
Chicago IL Metro. Water Reclamation Dist.                             5.85%    12/1/2003               6,355        6,946
Chicago IL Metro. Water Reclamation Dist.                             5.90%    12/1/2006               4,450        5,016
Chicago IL Metro. Water Reclamation Dist.                             6.00%    12/1/2008               9,900       11,309
Chicago IL Metro. Water Reclamation Dist.                             6.05%    12/1/2009               3,000        3,450
Chicago IL Metro. Water Reclamation Dist.                             6.10%    12/1/2006               5,300        5,967
Chicago IL Metro. Water Reclamation Dist.                             6.25%    12/1/2005 (Prere.)     15,000       17,054
Chicago IL School Finance Auth.                                       5.20%     6/1/2005 (3)           3,000        3,188
Chicago IL School Finance Auth.                                      5.375%     6/1/2008 (3)           9,500       10,065
Chicago IL School Finance Auth.                                       6.00%     6/1/2001 (3)           8,305        8,773
Chicago IL School Finance Auth.                                       6.10%     6/1/2002 (3)          11,945       12,855
Chicago IL Water Rev.                                                 5.50%    11/1/2003 (2)           5,000        5,367
Cook County IL GO                                                     5.75%   11/15/2003 (3)           5,000        5,432
Cook County IL GO                                                     5.80%   11/15/2004              10,000       10,986
Cook County IL GO                                                     6.60%    11/1/2003 (2)           4,785        5,274
Cook County IL GO                                                     6.75%    11/1/2001 (2)           3,000        3,319
Illinois Dev. Finance Auth. PCR PUT (Commonwealth Edison)             4.40%    12/1/2006 (2)          45,400       46,203
Illinois GO                                                           6.25%    10/1/2005               6,000        6,598
Illinois Health Fac. Auth. (Lutheran General Health Systems)          7.25%     4/1/1999 (Prere.)        745          763
Illinois Health Fac. Auth. (Lutheran General Health Systems)          7.25%     4/1/2000               3,995        4,114
Illinois Health Fac. Auth. Rev. (Sisters Services Inc.)               5.25%     6/1/2008               4,000        4,263
Illinois Health Fac. Auth. Rev. (Sisters Services Inc.)               5.25%     6/1/2009               4,695        5,001
Illinois Health Fac. Auth. Rev. (Sisters Services Inc.)               5.25%     6/1/2010               5,000        5,298
Illinois Health Fac. Auth. Rev. (Sisters Services Inc.)               5.25%     6/1/2011               4,000        4,206
Illinois Health Fac. Auth. Rev. (Sisters Services Inc.)               5.25%     6/1/2012               4,280        4,465
Illinois Health Fac. Auth. VRDO (Univ. of Chicago Hosp. Project)      3.05%    11/4/1998 (1)             700          700
Illinois Metro. Pier & Exposition Auth. Rev.                          6.50%     6/1/2006 (2)          11,885       13,753
Illinois Metro. Pier & Exposition Auth. Rev.                          6.75%     6/1/2010 (2)          25,000       30,110
Illinois Metro. Pier & Exposition Auth. Rev.                          7.25%    6/15/2005 (2)          12,895       15,189
Illinois Metro. Pier & Exposition Auth. Rev.                          7.25%    6/15/2005 (2)(ETM)      2,105        2,500
Illinois Regional Transp. Auth.                                       9.00%     6/1/2005 (2)           5,220        6,697
Illinois Regional Transp. Auth.                                       9.00%     6/1/2008 (2)           6,840        9,344
Illinois Regional Transp. Auth.                                       9.00%     6/1/2009 (2)           4,255        5,906
Illinois Sales Tax Rev.                                               6.50%    6/15/2013               5,000        5,953
Illinois Toll Highway Auth. Rev. VRDO                                 3.05%    11/4/1998 (1) LOC       6,700        6,700
                                                                                                               ----------
                                                                                                                  295,925
                                                                                                               ----------

INDIANA (0.8%)
East Chicago IN School Building Corp.                                11.75%     2/1/1999 (Prere.)      4,625        4,712
Hammond IN PCR VRDO (Amoco Co. Project)                               3.70%    11/3/1998               1,000        1,000
Indiana Health Fac. Finance Auth. Hosp. Rev. VRDO
   (Charity Obligated Group-Daughters of Charity
   National Health System)                                            3.05%    11/4/1998               3,700        3,700
Indiana Muni. Power Agency                                           5.875%     1/1/2010 (1)           4,500        5,093
Indiana Office Building Comm. Rev.                                    6.65%     7/1/2001               4,500        4,784
Indiana Office Building Comm. Rev.                                    6.70%     7/1/2002               5,290        5,642
Indiana Univ. Student Fee Bonds                                       6.80%     8/1/2004              25,000       27,151
Indiana Univ. Student Fee Bonds                                       7.00%     8/1/2006               5,845        6,304
                                                                                                               ----------
                                                                                                                   58,386
                                                                                                               ----------

KENTUCKY (0.8%)
Kentucky Dev. Finance Auth. (Sisters of Charity)                      6.60%    11/1/2006               5,000        5,505
Kentucky Dev. Finance Auth. (St. Elizabeth Medical Center)           6.625%    11/1/2004 (3)          20,025       21,805
Kentucky Property & Buildings Comm. Rev.                              5.25%    11/1/2008               2,500        2,687
Kentucky Property & Buildings Comm. Rev.                              5.50%     9/1/2003               8,000        8,584
Kentucky Property & Buildings Comm. Rev.                              5.60%     9/1/2004               3,000        3,228
Kentucky Property & Buildings Comm. Rev.                              5.70%     9/1/2005               7,350        7,914
Kentucky Property & Buildings Comm. Rev.                             6.875%     8/1/2006              10,400       11,476
                                                                                                               ----------
                                                                                                                   61,199
                                                                                                               ----------

LOUISIANA (1.8%)
East Baton Rouge Parish LA PCR VRDO (Exxon Project)                   3.70%    11/3/1998               2,700        2,700
Jefferson Parish LA Sales Tax Rev.                                    6.75%    12/1/2002 (3)(Prere.)   3,400        3,787

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
-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
                                                                     COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
Jefferson Parish LA Sales Tax Rev.                                    6.75%    12/1/2006 (3)         $ 7,600    $   8,402
Louisiana Gas & Fuel Tax Rev.                                         7.20%   11/15/1999               9,500        9,883
Louisiana Gas & Fuel Tax Rev.                                         7.25%   11/15/2000               5,250        5,544
Louisiana Gas & Fuel Tax Rev.                                         7.25%   11/15/2004              11,000       11,636
Louisiana GO                                                          5.25%    4/15/2011 (4)          11,395       12,104
Louisiana GO                                                          5.50%    4/15/2003 (3)           4,445        4,744
Louisiana GO                                                          6.00%    4/15/2004 (3)           7,210        7,926
Louisiana GO                                                          6.25%    4/15/2005 (3)           6,455        7,263
Louisiana GO                                                          6.75%    5/15/2002 (1)           7,680        8,431
Louisiana GO                                                          7.00%     9/1/2000 (Prere.)     11,540       12,479
Louisiana GO                                                          7.00%     8/1/2004 (1)           5,810        6,694
Louisiana GO                                                          7.75%     8/1/2006 (1)          10,970       13,568
Louisiana GO                                                          8.75%     9/1/2000 (4)           8,830        9,654
Louisiana GO                                                          8.75%     9/1/2001 (4)           9,445       10,504
Louisiana Public Fac. Auth. (Franciscan Missionaries)                5.375%     7/1/2011               4,990        5,317
                                                                                                               ----------
                                                                                                                  140,636
                                                                                                               ----------

MAINE
Maine Muni. Bond Bank                                                 4.90%    11/1/2002               2,500        2,609
                                                                                                               ----------

MARYLAND (0.1%)
Maryland GO                                                           5.00%   10/15/1999 LOC           8,520        8,683
                                                                                                               ----------

MASSACHUSETTS (7.5%)
Boston MA GO                                                          5.25%     4/1/2010 (3)           5,670        6,052
Boston MA GO                                                          5.25%     4/1/2011 (3)           5,925        6,277
Boston MA GO                                                          5.25%     4/1/2012 (3)           6,195        6,519
Boston MA Water & Sewer Comm.                                         5.75%    11/1/2013               6,325        7,049
Chelsea MA GO                                                         5.50%    6/15/2008 (2)           5,735        6,296
Chelsea MA GO                                                         5.50%    6/15/2009 (2)           5,490        6,037
Chelsea MA GO                                                         5.50%    6/15/2011 (2)           5,000        5,444
Chelsea MA GO                                                         5.50%    6/15/2012 (2)           5,000        5,419
Massachusetts Bay Transp. Auth.                                       7.25%     3/1/2003 (3)          16,000       17,071
Massachusetts GO                                                      5.00%    11/1/2009               5,000        5,260
Massachusetts GO                                                      5.10%     2/1/2005              25,000       26,497
Massachusetts GO                                                     5.125%    11/1/2013              11,000       11,387
Massachusetts GO                                                      5.25%     4/1/2010              12,930       13,866
Massachusetts GO                                                      5.25%     4/1/2011              13,605       14,481
Massachusetts GO                                                      5.25%     4/1/2012              14,320       15,140
Massachusetts GO                                                      5.25%     6/1/2014 (3)          18,000       18,800
Massachusetts GO                                                      5.50%     2/1/2011              17,575       18,814
Massachusetts GO                                                      5.50%     2/1/2011 (1)          10,000       10,705
Massachusetts GO                                                      5.50%     7/1/2013               5,360        5,881
Massachusetts GO                                                      5.70%     2/1/2008 (1)           6,805        7,425
Massachusetts GO                                                      6.25%     7/1/2002              10,000       10,863
Massachusetts GO                                                      6.50%     8/1/2002 (Prere.)      3,840        4,283
Massachusetts GO                                                      6.90%     6/1/2000 (2)           2,500        2,604
Massachusetts GO                                                      7.00%     6/1/1999 (Prere.)      3,000        3,130
Massachusetts GO                                                      7.00%     6/1/1999 (2)(Prere.)   5,000        5,217
Massachusetts GO                                                      7.50%     6/1/2004               3,975        4,564
Massachusetts Grant Anticipation Notes                                5.25%    6/15/2010              23,675       25,416
Massachusetts Grant Anticipation Notes                                5.25%   12/15/2010              26,275       28,207
Massachusetts Grant Anticipation Notes                                5.25%    6/15/2011              15,000       15,989
Massachusetts Grant Anticipation Notes                                5.25%   12/15/2011              15,000       15,989
Massachusetts Health & Educ. Fac. Auth. (Boston Medical Center)       5.25%     7/1/2009 (1)           4,215        4,532
Massachusetts Health & Educ. Fac. Auth. (Boston Medical Center)       5.25%     7/1/2010 (1)           4,440        4,745
Massachusetts Health & Educ. Fac. Auth. (Boston Medical Center)       5.25%     7/1/2011 (1)           4,670        4,953
Massachusetts Health & Educ. Fac. Auth. (Boston Medical Center)       5.25%     7/1/2012 (1)           2,000        2,105
Massachusetts Health & Educ. Fac. Auth. (Harvard Pilgrim Health)      5.25%     7/1/2009 (4)           6,375        6,855
Massachusetts Health & Educ. Fac. Auth. (Harvard Pilgrim Health)      5.25%     7/1/2010 (4)           5,970        6,381
Massachusetts Health & Educ. Fac. Auth. (Harvard Pilgrim Health)      5.25%     7/1/2011 (4)           3,530        3,744

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
INTERMEDIATE-TERM TAX-EXEMPT FUND                                    COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
Massachusetts Health & Educ. Fac. Auth. (Harvard Pilgrim Health)      5.25%     7/1/2012 (4)        $  6,310    $   6,642
Massachusetts Health & Educ. Fac. Auth. (Partners Healthcare System)  5.25%     7/1/2003 (4)           4,055        4,295
Massachusetts Health & Educ. Fac. Auth. VRDO (Harvard Univ.)          3.00%    11/5/1998               1,400        1,400
Massachusetts Ind. Finance Agency (Refusetech Inc. Project)           6.15%     7/1/2002               5,040        5,282
Massachusetts Ind. Finance Agency (Refusetech Inc. Project)           6.30%     7/1/2005              21,500       23,227
Massachusetts Ind. Finance Auth. Rev. (BioMed Research Corp.)         0.00%     8/1/2004              10,000        7,896
Massachusetts Ind. Finance Auth. Rev. (BioMed Research Corp.)         7.10%     8/1/1999               6,485        6,677
Massachusetts Turnpike Auth. BAN                                      5.00%     6/1/1999 (ETM)         1,410        1,425
Massachusetts Turnpike Auth. Rev.                                     4.75%     1/1/2004               2,500        2,601
Massachusetts Water Pollution Abatement Trust                         5.25%     8/1/2009               6,425        6,928
Massachusetts Water Pollution Abatement Trust                         5.25%     8/1/2011               7,305        7,769
Massachusetts Water Pollution Abatement Trust                         5.25%     8/1/2012               2,375        2,508
Massachusetts Water Resources Auth. Rev.                              5.25%     3/1/2007               5,000        5,291
Massachusetts Water Resources Auth. Rev.                              5.25%     3/1/2009               7,175        7,521
Massachusetts Water Resources Auth. Rev.                              5.50%    11/1/2007              32,860       34,988
Massachusetts Water Resources Auth. Rev.                              6.50%    7/15/2010              30,220       35,763
Massachusetts Water Resources Auth. Rev.                              6.50%    7/15/2019              37,515       45,112
Massachusetts Water Resources Auth. Rev.                              7.25%     4/1/2001               9,800       10,463
                                                                                                               ----------
                                                                                                                  579,785
                                                                                                               ----------

MICHIGAN (3.6%)
Detroit MI GO                                                         5.80%     5/1/2002 (2)           8,970        9,567
Detroit MI GO                                                         5.90%     5/1/2003 (2)           9,490       10,285
Detroit MI Sewer System Rev.                                          5.25%     7/1/2015 (1)           4,000        4,120
Greater Detroit MI Resource Recovery Auth.                            5.50%   12/13/2004 (2)           7,505        8,123
Greater Detroit MI Resource Recovery Auth.                            6.25%   12/13/2005 (2)          12,905       14,637
Greater Detroit MI Resource Recovery Auth.                            6.25%   12/13/2006 (2)          17,475       20,021
Greater Detroit MI Resource Recovery Auth.                            6.25%   12/13/2007 (2)          11,070       12,755
Greater Detroit MI Resource Recovery Auth.                            6.25%   12/13/2008               5,625        6,542
Michigan Building Auth. Rev.                                          4.75%   10/15/2013              15,000       15,032
Michigan Building Auth. Rev.                                         5.375%   10/15/2010               5,880        6,340
Michigan Building Auth. Rev.                                          5.50%   10/15/2008              17,525       19,332
Michigan Building Auth. Rev.                                          6.00%    10/1/2009 (2)           8,735        9,246
Michigan Building Auth. Rev.                                          6.50%    10/1/2003 (2)           3,000        3,275
Michigan Hosp. Finance Auth. Rev. (Genesys Regional Medical Center)   5.30%    10/1/2011              10,840       11,164
Michigan Hosp. Finance Auth. Rev. (Genesys Regional Medical Center)  5.375%    10/1/2013               4,000        4,098
Michigan Hosp. Finance Auth. Rev. (Genesys Regional Medical Center)   5.50%    10/1/2006               3,340        3,563
Michigan Hosp. Finance Auth. Rev. (Genesys Regional Medical Center)   5.50%    10/1/2007               3,910        4,183
Michigan Muni. Bond Auth. Local Govt. Loan Auth.                      0.00%    12/1/1999 (3)           6,000        5,802
Michigan Muni. Bond Auth. Local Govt. Loan Auth.                      0.00%    12/1/2000 (3)           5,590        5,192
Michigan Muni. Bond Auth. Local Govt. Loan Auth.                      0.00%    12/1/2001 (3)           9,630        8,595
Michigan Public Power Agency                                          5.30%     1/1/2005              13,075       13,927
Michigan Public Power Agency                                         5.375%     1/1/2006              13,790       14,695
Michigan Public Power Agency                                          5.50%     1/1/2007              14,545       15,563
Michigan Public Power Agency                                          5.50%     1/1/2008               9,360        9,952
Wayne Charter County MI Airport Rev.                                  5.25%    12/1/2010 (1)          12,000       12,759
Wayne Charter County MI Airport Rev.                                  5.25%    12/1/2011 (1)          10,845       11,441
Wayne Charter County MI Airport Rev.                                  5.25%    12/1/2012 (1)          15,770       16,503
                                                                                                               ----------
                                                                                                                  276,712
                                                                                                               ----------

MINNESOTA (0.7%)
Minnesota GO                                                          5.00%     6/1/2010               8,485        8,961
Minnesota GO                                                          5.00%     6/1/2011               8,675        9,092
Minnesota GO                                                          5.00%     6/1/2012               3,255        3,388
Minnesota GO                                                         5.125%    11/1/2009               8,275        8,802
Western Minnesota Muni. Power Agency                                 5.375%     1/1/2008 (2)           5,645        6,154
Western Minnesota Muni. Power Agency                                  5.50%     1/1/2010 (2)          14,045       15,272
                                                                                                               ----------
                                                                                                                   51,669
                                                                                                               ----------

MISSISSIPPI (0.3%)
Mississippi GO                                                       5.125%    12/1/2011               6,100        6,377
Mississippi GO                                                        5.25%     5/1/2008               5,805        6,166

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
-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
                                                                     COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
Mississippi GO                                                        6.50%     5/1/2003             $ 4,285    $   4,767
Mississippi GO                                                        7.00%     5/1/2005               4,840        5,658
                                                                                                               ----------
                                                                                                                   22,968
                                                                                                               ----------

MISSOURI (0.1%)
St. Louis County MO Rockwood School Dist. GO                          8.50%     2/1/2002               5,940        6,805
                                                                                                               ----------

MONTANA (0.3%)
Forsyth MT PCR PUT (Portland General Electric Co.)                    4.60%     5/1/2003              10,000       10,142
Montana Health Fac. Auth. Rev. (Sisters of Charity Health System)     5.25%    12/1/2009 (1)           3,330        3,576
Montana Health Fac. Auth. Rev. (Sisters of Charity Health System)     5.25%    12/1/2010 (1)           2,445        2,606
Montana Health Fac. Auth. Rev. (Sisters of Charity Health System)     5.25%    12/1/2011 (1)           4,980        5,266
Montana Health Fac. Auth. Rev. (Sisters of Charity Health System)     5.25%    12/1/2012 (1)           2,725        2,858
                                                                                                               ----------
                                                                                                                   24,448
                                                                                                               ----------

NEBRASKA (0.7%)
Nebraska Public Power Dist. Rev.                                      5.25%     1/1/2010 (1)          26,500       28,299
Nebraska Public Power Dist. Rev.                                      5.25%     1/1/2011 (1)          10,000       10,609
Nebraska Public Power Dist. Rev.                                      5.60%     7/1/2003              13,175       14,134
                                                                                                               ----------
                                                                                                                   53,042
                                                                                                               ----------

NEVADA (4.1%)
Clark County NV Airport System Refunding Rev. VRDO
   (McCarran International Airport)                                   3.05%    11/4/1998 (1)           1,000        1,000
Clark County NV Airport System Rev.                                   5.25%     7/1/2012 (1)           4,225        4,458
Clark County NV Airport System Rev.                                  5.375%     7/1/2010 (1)           8,470        9,142
Clark County NV GO                                                    5.50%     6/1/2012 (3)           6,365        6,845
Clark County NV GO                                                    5.60%     6/1/2013 (3)           7,175        7,753
Clark County NV GO                                                   5.625%     6/1/2014 (3)           7,450        8,028
Clark County NV GO                                                    7.50%     6/1/2006 (2)           3,575        4,351
Clark County NV GO                                                    7.50%     6/1/2007 (2)           9,550       11,813
Clark County NV GO                                                    7.50%     6/1/2009 (2)           6,825        8,673
Clark County NV GO                                                    8.00%     6/1/2008 (2)           9,875       12,738
Clark County NV Passenger Fac. Rev.
   (McCarran International Airport)                                  5.375%     7/1/2010 (1)           6,435        6,945
Clark County NV Passenger Fac. Rev.
   (McCarran International Airport)                                  5.375%     7/1/2011 (1)           9,445       10,140
Clark County NV Passenger Fac. Rev.
   (McCarran International Airport)                                  5.375%     7/1/2012 (1)           8,295        8,852
Clark County NV School Dist. GO                                      5.375%     5/1/2006 (3)           3,740        3,970
Clark County NV School Dist. GO                                      5.375%     5/1/2007 (3)           9,195        9,745
Clark County NV School Dist. GO                                      5.375%     5/1/2008 (3)           9,170        9,665
Clark County NV School Dist. GO                                       5.50%    6/15/2010 (3)          16,325       17,750
Clark County NV School Dist. GO                                       5.60%    6/15/2009 (3)           9,640       10,519
Clark County NV School Dist. GO                                      5.625%    6/15/2013 (3)          10,000       10,872
Clark County NV School Dist. GO                                       5.70%    6/15/2009 (1)          10,825       11,786
Clark County NV School Dist. GO                                      5.875%    6/15/2013 (1)           9,275       10,355
Clark County NV School Dist. GO                                      5.875%    6/15/2014 (1)          14,485       16,172
Clark County NV School Dist. GO                                       5.90%    6/15/2012 (3)          10,000       11,276
Clark County NV School Dist. GO                                       6.50%    6/15/2006 (3)          13,865       16,083
Clark County NV School Dist. GO                                       7.25%    6/15/2002 (1)           3,995        4,456
Clark County NV School Dist. GO                                       9.75%     6/1/2000 (1)           4,580        5,015
Nevada GO                                                             5.25%    5/15/2009              15,775       16,925
Nevada GO                                                             5.25%    5/15/2010               8,555        9,110
Nevada GO                                                             5.25%    5/15/2011              16,455       17,390
Nevada GO                                                             5.25%    5/15/2012              17,300       18,160
Nevada GO                                                             6.00%     5/1/2005              10,450       11,089
Washoe County NV Hosp. Medical Center                                 6.00%     6/1/2009 (2)           6,310        6,967
                                                                                                               ----------
                                                                                                                  318,043
                                                                                                               ----------

NEW JERSEY (4.9%)
Camden County NJ Muni. Util. Auth.                                    0.00%     9/1/1999 (3)          12,545       12,205
Camden County NJ Muni. Util. Auth.                                    0.00%     9/1/2000 (3)          18,500       17,277

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
-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
INTERMEDIATE-TERM TAX-EXEMPT FUND                                    COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
Camden County NJ Muni. Util. Auth.                                    0.00%     9/1/2002 (3)        $ 18,545    $  15,925
Camden County NJ Muni. Util. Auth.                                    0.00%     9/1/2003 (3)          18,545       15,233
Essex County NJ Solid Waste Util. Auth.                               5.50%     4/1/2011 (4)           3,000        3,252
New Jersey Econ. Dev. Auth. Market Transition Fac.                    5.70%     7/1/2005 (1)           6,330        6,958
New Jersey Econ. Dev. Auth. Market Transition Fac.                    5.80%     7/1/2007 (1)          17,800       19,618
New Jersey Econ. Dev. Auth. Market Transition Fac.                    5.80%     7/1/2008 (1)           4,000        4,408
New Jersey Econ. Dev. Auth. Market Transition Fac.                   5.875%     7/1/2011 (1)           6,000        6,619
New Jersey Econ. Dev. Auth. Market Transition Fac.                    7.00%     7/1/2003 (1)          26,195       29,665
New Jersey Health Care Fac. Finance Auth. Rev.
   (Union Hosp./Mega Care)                                            6.20%     7/1/1999               3,080        3,120
New Jersey Health Care Fac. Finance Auth. Rev.
   (Union Hosp./Mega Care)                                            6.40%     7/1/2000               3,295        3,396
New Jersey Sports & Exposition Auth.                                  6.50%     3/1/2006               4,725        5,186
New Jersey Sports & Exposition Auth.                                  6.50%     3/1/2007               3,500        3,847
New Jersey Transp. Trust Fund Auth.                                   5.30%   12/15/2001               5,000        5,248
New Jersey Transp. Trust Fund Auth.                                   5.50%    6/15/2011 (1)           4,250        4,585
New Jersey Transp. Trust Fund Auth.                                   6.00%   12/15/2004 (1)           4,000        4,454
New Jersey Transp. Trust Fund Auth.                                   6.00%    6/15/2008              34,660       39,497
New Jersey Transp. Trust Fund Auth.                                   6.00%    6/15/2009              37,000       42,147
New Jersey Turnpike Auth.                                             4.75%     1/1/2006 (ETM)        17,530       17,962
New Jersey Turnpike Auth.                                             5.60%     1/1/2000 (2)           5,000        5,124
New Jersey Turnpike Auth.                                             5.90%     1/1/2003 (2)           4,700        5,074
New Jersey Turnpike Auth.                                             5.90%     1/1/2004 (2)          19,030       20,472
New Jersey Turnpike Auth.                                             6.00%     1/1/2005 (2)          22,220       23,983
New Jersey Turnpike Auth.                                             6.50%     1/1/2009 (2)          50,000       58,845
Rutgers State Univ. NJ GO                                             6.40%     5/1/2013               4,675        5,575
                                                                                                               ----------
                                                                                                                  379,675
                                                                                                               ----------

NEW YORK (14.4%)
Long Island NY Power Auth. Electric System Rev.                      5.125%     4/1/2012 (1)++        25,195       26,268
Long Island NY Power Auth. Electric System Rev.                       5.50%    12/1/2008 (2)           5,000        5,491
Long Island NY Power Auth. Electric System Rev.                       5.50%    12/1/2009 (2)          20,000       21,987
Long Island NY Power Auth. Electric System Rev.                       5.50%    12/1/2010 (2)          15,000       16,474
Long Island NY Power Auth. Electric System Rev.                       5.50%    12/1/2011 (2)+         25,000       27,425
Long Island NY Power Auth. Electric System Rev.                       5.50%    12/1/2012 (4)          22,500       24,778
Long Island NY Power Auth. Electric System Rev.                       5.50%    12/1/2013 (4)          15,000       16,474
Metro. NY Transp. Auth.                                               5.00%     7/1/2011              16,625       17,308
Metro. NY Transp. Auth.                                               5.00%     7/1/2012               8,730        9,014
Metro. NY Transp. Auth.                                               5.00%     7/1/2013 (1)          18,000       18,433
Metro. NY Transp. Auth.                                               5.20%     7/1/2005               5,760        6,147
Metro. NY Transp. Auth.                                               5.40%     7/1/2003              10,560       11,183
Metro. NY Transp. Auth                                                5.50%     4/1/2015 (1)           4,500        4,775
Metro. NY Transp. Auth.                                               5.70%     7/1/2017 (1)           9,000        9,718
Metro. NY Transp. Auth.                                               6.10%     7/1/2007 (1)           3,625        4,129
Metro. NY Transp. Auth.                                               6.10%     7/1/2008 (1)           7,200        8,247
Metro. NY Transp. Auth.                                               7.50%     7/1/2000 (Prere.)      4,350        4,718
Metro. NY Transp. Auth. Dedicated Tax Fund                            5.25%     4/1/2013              11,755       12,336
Muni. Assistance Corp. for New York City NY                           5.20%     7/1/2007 (2)           4,500        4,812
Muni. Assistance Corp. for New York City NY                           5.25%     7/1/2001               4,000        4,166
Muni. Assistance Corp. for New York City NY                           5.50%     7/1/2000               5,000        5,170
Muni. Assistance Corp. for New York City NY                           5.50%     7/1/2001               4,500        4,716
Muni. Assistance Corp. for New York City NY                           5.50%     7/1/2002              10,000       10,605
Muni. Assistance Corp. for New York City NY                           6.00%     7/1/2004               4,200        4,636
Muni. Assistance Corp. for New York City NY                           6.00%     7/1/2006              13,500       15,182
Muni. Assistance Corp. for New York City NY                           6.00%     7/1/2008              10,000       11,418
Muni. Assistance Corp. for New York City NY                           6.25%     7/1/2005               5,000        5,640
Muni. Assistance Corp. for New York City NY VRDO                      2.70%    11/4/1998                 900          900
Nassau County NY GO                                                   5.00%     9/1/2011 (3)           7,550        7,907
Nassau County NY GO                                                   5.00%     9/1/2012 (3)           6,720        6,975
Nassau County NY GO                                                   5.00%     9/1/2013 (3)           5,730        5,895
New York City NY GO                                                   5.60%     8/1/2005              10,380       11,213
New York City NY GO                                                   5.70%     8/1/2007               9,800       10,754


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
-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
                                                                     COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
New York City NY GO                                                   5.75%    2/15/2005 (Prere.)   $  1,200     $  1,326
New York City NY GO                                                   5.75%    2/15/2007               7,750        8,400
New York City NY GO                                                  5.875%    8/15/2012 (3)           7,000        7,725
New York City NY GO                                                   5.90%     8/1/2009               6,125        6,754
New York City NY GO                                                   5.90%     8/1/2010               4,750        5,219
New York City NY GO                                                   6.00%    8/15/1999              12,290       12,576
New York City NY GO                                                   6.00%    8/15/1999 (ETM)           780          799
New York City NY GO                                                   6.00%     8/1/2011               5,600        6,188
New York City NY GO                                                   6.00%     8/1/2012               4,000        4,404
New York City NY GO                                                   6.10%     8/1/2002               4,000        4,303
New York City NY GO                                                   6.15%    8/15/2000               3,170        3,312
New York City NY GO                                                  6.375%     8/1/2004               3,985        4,346
New York City NY GO                                                   7.00%     2/1/1999 (Prere.)        300          305
New York City NY GO                                                   7.00%    8/15/1999 (3)           5,550        5,725
New York City NY GO                                                   7.00%    8/15/1999 (4)(ETM)      9,450        9,750
New York City NY GO                                                   7.00%     8/1/2000                  40           41
New York City NY GO                                                   7.00%     2/1/2002 (Prere.)      4,385        4,884
New York City NY GO                                                   7.00%     2/1/2005                 615          679
New York City NY GO                                                   7.00%     8/1/2005               6,500        7,539
New York City NY GO                                                   7.10%    8/15/2004 (Prere.)     10,000       11,705
New York City NY GO                                                   8.00%     8/1/1999                 515          534
New York City NY GO                                                   8.00%     8/1/1999 (ETM)         4,660        4,835
New York City NY GO                                                   8.00%    11/1/2000 (2)           2,175        2,245
New York City NY GO                                                   8.00%     8/1/2001 (Prere.)      3,185        3,592
New York City NY GO                                                   8.00%    8/15/2001 (Prere.)      3,090        3,489
New York City NY GO                                                   8.00%     4/1/2006 (2)           5,955        7,397
New York City NY IDA (USTA National Tennis Center Project)           6.375%   11/15/2007 (4)           6,200        7,074
New York City NY IDA (USTA National Tennis Center Project)            6.40%   11/15/2008 (4)           4,105        4,689
New York City NY IDA (USTA National Tennis Center Project)            6.50%   11/15/2009               6,745        7,740
New York City NY IDA (USTA National Tennis Center Project)            6.50%   11/15/2010 (4)           3,500        3,986
New York City NY Muni. Water Finance Auth.
   Water & Sewer System Rev.                                          5.30%    6/15/2006              27,665       29,465
New York City NY Transitional Financial Auth. Rev.                    5.00%   11/15/2009               5,000        5,274
New York City NY Transitional Financial Auth. Rev.                    5.00%   11/15/2010               6,375        6,682
New York City NY Transitional Financial Auth. Rev.                    5.50%   11/15/2008               2,000        2,196
New York State Dormitory Auth. Rev. (City Univ.)                      5.50%     7/1/2016              16,000       16,946
New York State Dormitory Auth. Rev. (City Univ.)                      6.25%     7/1/2003               4,250        4,629
New York State Dormitory Auth. Rev. (City Univ.)                      6.25%     7/1/2004               6,570        7,320
New York State Dormitory Auth. Rev. (City Univ.)                      6.35%     7/1/2004               2,500        2,765
New York State Dormitory Auth. Rev. (City Univ.)                      6.45%     7/1/2005               1,500        1,684
New York State Dormitory Auth. Rev. (City Univ.)                      7.00%     7/1/2001               8,090        8,766
New York State Dormitory Auth. Rev. (City Univ.)                      7.00%     7/1/2001 (ETM)         1,910        2,074
New York State Dormitory Auth. Rev. (Jewish Medical Center)           5.25%     7/1/2009 (1)          10,775       11,538
New York State Dormitory Auth. Rev. (Jewish Medical Center)           5.25%     7/1/2010 (1)           5,910        6,287
New York State Dormitory Auth. Rev. (Jewish Medical Center)           5.25%     7/1/2011 (1)           9,170        9,683
New York State Dormitory Auth. Rev. (New York Univ.)                 6.375%     7/1/2007 (3)          27,000       29,272
New York State Dormitory Auth. Rev. (Second Hosp.)                    5.00%    2/15/2010 (4)           4,500        4,697
New York State Dormitory Auth. Rev. (Second Hosp.)                    5.10%     2/1/2011 (4)           6,285        6,565
New York State Dormitory Auth. Rev. (Second Hosp.)                    5.10%    2/15/2011 (2)          10,040       10,487
New York State Dormitory Auth. Rev. (State Univ.)                     5.80%    5/15/2005               5,400        5,912
New York State Dormitory Auth. Rev. (State Univ.)                     5.90%    5/15/2006               2,000        2,195
New York State Dormitory Auth. Rev. (State Univ.)                     6.00%     7/1/2003 (2)           4,000        4,366
New York State Dormitory Auth. Rev. (State Univ.)                     6.00%     7/1/2004 (2)           4,000        4,415
New York State Dormitory Auth. Rev. (State Univ.)                     6.10%    5/15/2008               2,000        2,244
New York State Dormitory Auth. Rev. (State Univ.)                     7.00%    5/15/1999 (Prere.)     18,285       19,046
New York State Dormitory Auth. Rev. (State Univ.)                     7.10%    5/15/2000               6,050        6,372
New York State Dormitory Auth. Rev. (Univ. of Rochester)              5.75%     7/1/2014 (1)           9,725       10,616
New York State Environmental Fac. Corp. Clean Water                   5.25%    6/15/2009              11,470       12,361
New York State Environmental Fac. Corp. Clean Water                   5.25%    6/15/2010               9,245        9,909
New York State Environmental Fac. Corp. Clean Water                   5.25%    6/15/2011               9,885       10,523
New York State Environmental Fac. Corp. Clean Water                   5.25%    6/15/2012               8,375        8,855

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
INTERMEDIATE-TERM TAX-EXEMPT FUND                                    COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
New York State Environmental Fac. Corp. PCR                           5.50%    6/15/2008           $  13,185    $  14,486
New York State GO                                                     6.00%    10/1/2003               4,800        5,254
New York State GO                                                     6.00%    10/1/2004               9,195       10,171
New York State GO                                                     7.80%   11/15/1999               5,000        5,239
New York State Local Govt. Assistance Corp.                           5.00%     4/1/2012              10,000       10,382
New York State Local Govt. Assistance Corp.                           5.00%     4/1/2013               5,000        5,145
New York State Local Govt. Assistance Corp.                          5.125%     4/1/2010              31,400       33,249
New York State Medical Care Fac. Finance Agency Rev.                 5.375%    2/15/2014 (4)           4,460        4,694
New York State Medical Care Fac. Finance Agency Rev.                  6.00%    8/15/2002 (1)           5,350        5,762
New York State Thruway Auth. (Highway & Bridge Trust Fund)            5.25%     4/1/2009 (3)           4,510        4,855
New York State Thruway Auth. (Highway & Bridge Trust Fund)            5.25%     4/1/2010 (3)           9,800       10,494
New York State Thruway Auth. (Highway & Bridge Trust Fund)            5.25%     4/1/2011 (2)           5,000        5,309
New York State Thruway Auth. (Highway & Bridge Trust Fund)            5.25%     4/1/2011 (3)           4,000        4,254
New York State Thruway Auth. (Highway & Bridge Trust Fund)            5.25%     4/1/2012 (3)           6,220        6,571
New York State Thruway Auth. (Highway & Bridge Trust Fund)            5.25%     4/1/2013 (3)           5,435        5,704
New York State Thruway Auth. (Highway & Bridge Trust Fund)            5.30%     4/1/2008 (1)           7,740        8,310
New York State Thruway Auth. (Highway & Bridge Trust Fund)            5.40%     4/1/2007 (1)           9,215        9,989
New York State Thruway Auth. (Highway & Bridge Trust Fund)            6.25%     4/1/2006 (3)          10,000       11,363
New York State Thruway Auth. (Service Contract)                      5.375%     4/1/2009              16,500       17,932
New York State Thruway Auth. (Service Contract)                      5.375%     4/1/2012 (1)          16,520       17,623
New York State Thruway Auth. (Service Contract)                       5.75%     4/1/2013 (1)(Prere.)  14,000       15,488
New York State Urban Dev. Corp. (Correctional Fac.)                   6.40%     1/1/2004               9,685       10,710
Onondaga County NY PCR (Anheuser-Busch Cos., Inc. Project)           6.625%     8/1/2006              10,000       11,548
Suffolk County NY Water Auth.                                         6.80%     6/1/2012              10,660       12,918
Triborough Bridge & Tunnel NY Auth. Rev.                              0.00%     1/1/2003              19,185       16,231
Triborough Bridge & Tunnel NY Auth. Rev.                              5.25%     1/1/2010 (4)           6,000        6,417
Triborough Bridge & Tunnel NY Auth. Rev.                              5.50%     1/1/2006 (4)           1,000        1,087
Triborough Bridge & Tunnel NY Auth. Rev.                              6.00%     1/1/2012              12,000       13,799
Triborough Bridge & Tunnel NY Auth. Rev.                              6.60%     1/1/2010              55,325       66,296
                                                                                                               ----------
                                                                                                                1,120,879
                                                                                                               ----------

NORTH CAROLINA (0.7%)
North Carolina Muni. Power Agency (Catawba Electric)                  6.00%     1/1/2004 (2)           7,000        7,665
North Carolina Muni. Power Agency (Catawba Electric)                  6.00%     1/1/2005 (2)          28,750       31,400
North Carolina Muni. Power Agency (Catawba Electric)                  7.00%     1/1/2000 (Prere.)      6,040        6,403
North Carolina Muni. Power Agency (Catawba Electric)                  7.25%     1/1/2007               5,000        6,037
North Carolina Muni. Power Agency (Catawba Electric)                  7.25%     1/1/2007 (1)           5,410        6,532
                                                                                                               ----------
                                                                                                                   58,037
                                                                                                               ----------

OHIO (3.3%)
Cleveland OH GO                                                       5.50%     8/1/2008 (1)           6,295        6,944
Cleveland OH School Dist.                                            8.125%    12/1/1998 (ETM)           785          788
Cleveland OH School Dist.                                             9.00%    12/1/1998 (Prere.)+     4,000        4,100
Cleveland OH Water Works                                              5.25%     1/1/2009 (4)           5,110        5,519
Cleveland OH Water Works                                              5.25%     1/1/2010 (4)           7,000        7,508
Cleveland OH Water Works                                              5.25%     1/1/2011 (4)           5,745        6,117
Cleveland OH Water Works                                              5.25%     1/1/2012 (4)          10,695       11,305
Cleveland OH Water Works                                              6.00%     1/1/2002 (1)          11,190       11,959
Cleveland OH Water Works                                              6.00%     1/1/2003 (1)           2,105        2,284
Cleveland OH Water Works                                              6.00%     1/1/2004 (1)           6,855        7,523
Cleveland OH Water Works                                              6.00%     1/1/2005 (1)           4,545        5,045
Cleveland OH Water Works                                              6.00%     1/1/2006 (1)           2,100        2,357
Cleveland OH Water Works                                              6.25%     1/1/2005 (2)           4,910        5,344
Franklin County OH Hosp. Rev.                                         5.75%    5/15/2012 (2)           5,000        5,411
Hamilton County OH Hosp. Fac. Rev. VRDO
   (Health Alliance of Greater Cincinnati)                            3.10%    11/4/1998 (1)          10,900       10,900
Lorain County OH Hosp. Rev. (Catholic Healthcare Partners)           5.625%     9/1/2013 (1)           3,000        3,263
Ohio Building Auth. (Adult Correctional Building)                     5.75%     4/1/2008               5,375        6,011
Ohio Building Auth. (Adult Correctional Building)                     5.75%     4/1/2009 (2)           5,485        6,109
Ohio Building Auth. (Adult Correctional Building)                     5.90%    10/1/2009 (1)           4,435        4,906
Ohio Building Auth. (Adult Correctional Building)                     6.00%    10/1/2007 (2)           3,710        4,229
Ohio Building Auth. (Data Center)                                     5.70%    10/1/2004               2,895        3,166


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
-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
                                                                     COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
Ohio Building Auth. (Data Center)                                     5.75%    10/1/2005             $ 3,070     $  3,396
Ohio Building Auth. (Highway Safety Building)                        5.375%    10/1/2009 (2)           4,605        4,994
Ohio Building Auth. (Highway Safety Building)                         5.75%    10/1/2008 (2)           5,055        5,653
Ohio Building Auth. (Highway Safety Building)                         6.00%     4/1/2007 (2)           4,640        5,259
Ohio Building Auth. (State Correctional Fac.)                         5.70%    10/1/2003               3,305        3,583
Ohio Building Auth. (State Correctional Fac.)                         5.70%    10/1/2004               2,725        2,980
Ohio Building Auth. (State Correctional Fac.)                         5.80%    10/1/2006               4,360        4,879
Ohio Building Auth. (State Correctional Fac.)                         5.90%    10/1/2007               2,500        2,833
Ohio Building Auth. (State Correctional Fac.)                         6.50%    10/1/2002               3,790        4,145
Ohio Building Auth. (State Correctional Fac.)                         6.50%    10/1/2002 (1)           5,350        5,890
Ohio Building Auth. (State Correctional Fac.)                         6.50%    10/1/2003               5,500        6,008
Ohio Building Auth. (State Correctional Fac.)                         6.50%    10/1/2003 (1)           5,710        6,393
Ohio Building Auth. (State Correctional Fac.)                         6.50%    10/1/2004               2,500        2,731
Ohio Building Auth. (State Correctional Fac.)                         7.20%     8/1/1999 (Prere.)     10,000       10,511
Ohio Building Auth. (State Correctional Fac.)                         7.25%     8/1/1999 (Prere.)      7,500        7,886
Ohio Building Auth. (State Correctional Fac.)                         7.30%     8/1/1999 (Prere.)     10,000       10,518
Ohio Building Auth. (State Correctional Fac.)                         7.35%     8/1/1999 (Prere.)      4,945        5,203
Ohio Higher Educ. Fac.                                                5.90%    12/1/2005               8,175        8,766
Ohio Public Fac. Comm. Higher Educ. Fac.                              5.00%    12/1/2009               5,190        5,469
Ohio Public Fac. Comm. Higher Educ. Fac.                              5.25%     5/1/2010 (2)           5,950        6,244
Ohio Public Fac. Comm. Higher Educ. Fac.                              5.50%    12/1/2006               5,465        5,794
Ohio Turnpike Comm. Rev.                                              5.50%    2/15/2010 (1)           4,435        4,821
Ohio Water Dev. Auth.                                                 5.00%    12/1/1998               2,275        2,279
Ohio Water Dev. Auth.                                                 6.00%    12/1/2008 (2)           6,000        6,572
                                                                                                               ----------
                                                                                                                  253,595
                                                                                                               ----------

OKLAHOMA (1.4%)
Grand River Dam Auth. OK                                              5.70%     6/1/2005 (4)          20,000       21,987
Grand River Dam Auth. OK                                              5.75%     6/1/2006 (4)          19,350       21,519
Grand River Dam Auth. OK                                             5.875%     6/1/2007 (1)          14,500       16,380
Grand River Dam Auth. OK                                              6.25%     6/1/2011 (2)           7,600        8,939
Grand River Dam Auth. OK                                              8.00%     6/1/2002              21,000       23,930
Tulsa County OK Ind. Dev. PUT (St. Francis Hosp.)                     5.15%   12/15/2003               8,715        9,117
Tulsa OK Metro. Util. Auth.                                           7.00%     2/1/2003               8,465        9,226
                                                                                                               ----------
                                                                                                                  111,098
                                                                                                               ----------

OREGON (0.4%)
Portland OR Sewer System Rev.                                         5.00%     6/1/2010              18,980       19,897
Portland OR Sewer System Rev.                                         5.00%     6/1/2012 (3)          13,580       14,049
                                                                                                               ----------
                                                                                                                   33,946
                                                                                                               ----------

PENNSYLVANIA (8.0%)
Allegheny County PA GO                                                7.60%    11/1/1998 (Prere.)      2,000        2,000
Berks County PA GO                                                    7.25%   11/15/2000 (3)(Prere.)  10,000       10,930
Delaware County PA IDA Resource Recovery Rev. (Browning Ferris)       6.00%     1/1/2009               5,355        5,751
Delaware County PA IDA Resource Recovery Rev. (Browning Ferris)       6.10%     1/1/2007               7,955        8,657
Erie County PA Prison Auth. Commonwealth Lease Rev.                   6.75%    11/1/2001 (1)(Prere.)   5,295        5,765
Lackawana County PA GO                                               5.375%    9/15/2016 (2)           7,050        7,329
Lehigh County PA General Purpose Auth. Hosp. Rev. VRDO
   (Lehigh Valley Hosp.)                                              3.60%    11/3/1998 (2)           3,000        3,000
Northumberland County PA Commonwealth Lease Rev.                      6.70%   10/15/2001 (1)(Prere.)   7,005        7,609
Northumberland County PA Commonwealth Lease Rev.                      7.75%   10/15/2001 (1)(Prere.)   6,000        6,689
Pennsbury PA School Dist. GO                                          5.50%    8/15/2014 (3)           6,000        6,398
Pennsylvania COP                                                      4.80%     7/1/2001 (2)          20,000       20,400
Pennsylvania COP                                                      4.90%     7/1/2002 (2)          13,665       14,014
Pennsylvania COP                                                      5.00%     7/1/2003 (2)           4,555        4,692
Pennsylvania Convention Center Auth.                                  6.25%     9/1/2004              15,200       16,346
Pennsylvania Convention Center Auth.                                  6.70%     9/1/2014 (1)           4,000        4,575
Pennsylvania GO                                                       5.00%    4/15/2005              24,290       25,568
Pennsylvania GO                                                       5.00%    4/15/2007               7,950        8,335
Pennsylvania GO                                                       5.00%    4/15/2008               9,250        9,667
Pennsylvania GO                                                       5.00%     3/1/2011              11,525       12,042
Pennsylvania GO                                                      5.125%    9/15/2009 (2)          20,000       21,403

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
-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
INTERMEDIATE-TERM TAX-EXEMPT FUND                                    COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
Pennsylvania GO                                                      5.375%    5/15/2013 (3)         $ 3,515     $  3,724
Pennsylvania GO                                                       5.50%     5/1/2013 (3)           8,025        8,549
Pennsylvania GO                                                       5.90%   11/15/2001               1,500        1,598
Pennsylvania GO                                                       6.20%   11/15/2004              12,480       13,573
Pennsylvania GO                                                       6.50%    11/1/2006               4,260        4,666
Pennsylvania GO                                                       7.10%    11/1/2008               6,700        7,065
Pennsylvania GO                                                      10.00%    4/15/2002 (2)          10,160       12,200
Pennsylvania Higher Educ. Fac. Auth. (Allegheny/Delaware Valley)      5.00%   11/15/2003 (1)           7,380        7,426
Pennsylvania Higher Educ. Fac. Auth. (Allegheny/Delaware Valley)      5.00%   11/15/2004 (1)           9,295        9,314
Pennsylvania Higher Educ. Fac. Auth. (Allegheny/Delaware Valley)      5.00%   11/15/2005 (1)           7,690        7,700
Pennsylvania Higher Educ. Fac. Auth. (Allegheny/Delaware Valley)      5.00%   11/15/2006 (2)           3,250        3,253
Pennsylvania Higher Educ. Fac. Auth. VRDO (Carnegie Mellon Univ.)     3.70%    11/3/1998               1,200        1,200
Pennsylvania IDA                                                      6.60%     1/1/1999               5,065        5,095
Pennsylvania IDA                                                      6.60%     7/1/1999              10,355       10,607
Pennsylvania IDA                                                      6.70%     1/1/2000               7,420        7,698
Pennsylvania IDA                                                      6.70%     7/1/2000               9,080        9,556
Pennsylvania IDA                                                      6.80%     1/1/2001               5,000        5,332
Pennsylvania IDA                                                      6.80%     7/1/2001               5,480        5,920
Pennsylvania Intergovernmental Cooperation Auth.                      5.45%    6/15/2008 (3)          18,095       19,005
Pennsylvania Intergovernmental Cooperation Auth.                      5.75%    6/15/1999 (3)          17,000       17,299
Pennsylvania Intergovernmental Cooperation Auth.                      6.00%    6/15/2002 (3)          28,500       30,668
Pennsylvania Turnpike Comm. Oil Franchise Tax Rev.                    5.25%    12/1/2009 (2)          12,850       13,917
Pennsylvania Turnpike Comm. Oil Franchise Tax Rev.                    5.25%    12/1/2010 (2)           6,025        6,477
Pennsylvania Turnpike Comm. Oil Franchise Tax Rev.                    5.25%    12/1/2011 (2)          11,000       11,742
Pennsylvania Turnpike Comm. Oil Franchise Tax Rev.                    5.25%    12/1/2012 (2)           5,000        5,300
Philadelphia PA Airport Rev. (Philadelphia Airport Systems)           5.75%    6/15/2011 (3)           4,695        5,192
Philadelphia PA Airport Rev. (Philadelphia Airport Systems)           6.00%    6/15/2003 (3)           5,530        6,020
Philadelphia PA Gas Works Rev.                                        5.25%     7/1/2010              10,180       10,781
Philadelphia PA Gas Works Rev.                                        5.50%     7/1/2009              10,820       11,757
Philadelphia PA GO                                                    4.60%    5/15/1999 (3)           4,345        4,385
Philadelphia PA GO                                                    6.00%   11/15/2000 (3)          11,995       12,581
Philadelphia PA Muni. Lease Rev.                                      6.00%    7/15/2003               5,065        5,280
Philadelphia PA Parking Auth.                                         5.25%     9/1/2010 (2)           4,875        5,175
Philadelphia PA School Dist. GO                                       0.00%     7/1/2000 (2)          15,500       14,589
Philadelphia PA School Dist. GO                                      5.375%     7/1/2005 (1)           7,500        8,066
Philadelphia PA School Dist. GO                                       6.25%     9/1/2005 (2)           5,000        5,641
Philadelphia PA School Dist. GO                                       6.25%     9/1/2006 (2)           2,000        2,281
Philadelphia PA School Dist. GO                                       6.25%     9/1/2008 (2)           4,000        4,617
Philadelphia PA School Dist. GO                                       6.25%     9/1/2009 (2)           2,080        2,411
Philadelphia PA School Dist. GO                                       6.70%     7/1/1999 (2)           9,000        9,224
Philadelphia PA Water & Sewer Auth. Rev.                             6.875%    10/1/2006 (1)          15,455       16,269
Philadelphia PA Water & Waste Water Rev.                              5.25%     8/1/2009 (2)           6,460        6,926
Philadelphia PA Water & Waste Water Rev.                              5.50%    6/15/2006 (1)          12,750       13,891
Philadelphia PA Water & Waste Water Rev.                              6.25%     8/1/2007 (1)           5,000        5,732
Pittsburgh PA GO                                                     5.125%     3/1/2009 (3)          10,000       10,466
Pittsburgh PA GO                                                      5.20%     3/1/2010 (3)          22,000       22,988
Pittsburgh PA Water & Sewer Auth. Rev.                                5.60%     9/1/2018 (3)           6,000        6,565
Schuylkill PA Redev. Auth.                                            6.95%     6/1/2001 (3)           3,995        4,374
                                                                                                               ----------
                                                                                                                  625,265
                                                                                                               ----------

PUERTO RICO (1.3%)
Puerto Rico Electric Power Auth. Rev.                                 5.00%     7/1/2009 (1)           2,500        2,673
Puerto Rico Electric Power Auth. Rev.                                 5.00%     7/1/2009 (4)          10,280       10,990
Puerto Rico Electric Power Auth. Rev.                                 5.00%     7/1/2010 (1)           9,645       10,268
Puerto Rico Electric Power Auth. Rev.                                 5.00%     7/1/2010 (4)           7,000        7,452
Puerto Rico Electric Power Auth. Rev.                                 5.00%     7/1/2011 (1)           5,000        5,276
Puerto Rico Electric Power Auth. Rev.                                 5.00%     7/1/2011 (4)           7,500        7,914
Puerto Rico Electric Power Auth. Rev.                                5.125%     7/1/2013 (4)          11,955       12,538
Puerto Rico Electric Power Auth. Rev.                                 5.25%     7/1/2009 (1)           7,235        7,863
Puerto Rico Electric Power Auth. Rev.                                 5.50%     7/1/2008 (1)           5,000        5,558
Puerto Rico Electric Power Auth. Rev.                                 6.50%     7/1/2005 (1)          20,525       23,605
Puerto Rico Telephone Auth. Rev.                                      5.40%     1/1/2008               9,550       10,089
                                                                                                               ----------
                                                                                                                  104,226
                                                                                                               ----------

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
                                                                     COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
RHODE ISLAND (0.5%)
Rhode Island Consolidated Capital Dev. Loan GO                        6.00%     8/1/2005 (1)         $ 4,000    $   4,472
Rhode Island Consolidated Capital Dev. Loan GO                        6.00%     8/1/2006 (1)           5,000        5,646
Rhode Island Depositors Econ. Protection Corp.                        6.55%     8/1/2010 (1)          26,850       32,238
                                                                                                               ----------
                                                                                                                   42,356
                                                                                                               ----------
SOUTH CAROLINA (0.2%)
Piedmont SC Muni. Power Agency Rev.                                   5.40%     1/1/2007 (1)           1,800        1,945
Piedmont SC Muni. Power Agency Rev.                                   5.40%     1/1/2007 (1)(ETM)      1,400        1,529
Piedmont SC Muni. Power Agency Rev. VRDO                              3.10%    11/4/1998 (1)             100          100
South Carolina Transp. Interstructure Bank                            5.00%    10/1/2010 (1)          13,465       14,183
                                                                                                               ----------
                                                                                                                   17,757
                                                                                                               ----------
SOUTH DAKOTA (0.1%)
South Dakota Building Auth. Lease Rev.                                5.25%    12/1/2010 (2)           4,800        5,097
South Dakota Health & Educ. Fac. Auth. Rev. (McKennan Hosp.)          7.50%     7/1/2004 (1)           5,845        6,136
                                                                                                               ----------
                                                                                                                   11,233
                                                                                                               ----------
TENNESSEE (0.3%)
Shelby County TN GO                                                   5.00%     3/1/2014              11,230       11,439
Shelby County TN GO                                                  5.625%     4/1/2012               5,000        5,383
Shelby County TN (Methodist Health Systems)                           6.25%     8/1/2006               4,915        5,607
                                                                                                               ----------
                                                                                                                   22,429
                                                                                                               ----------
TEXAS (8.0%)
Anderson County TX Rev. (Coffield Prison Farm Project)                5.50%    3/15/2004 (2)           5,715        6,100
Anderson County TX Rev. (Coffield Prison Farm Project)                5.50%    3/15/2005 (2)           5,590        5,967
Anderson County TX Rev. (Coffield Prison Farm Project)                5.50%    3/15/2006 (2)           6,985        7,456
Austin TX Combined Util. System Rev.                                  5.20%   11/15/2003 (1)           3,360        3,564
Austin TX Combined Util. System Rev.                                  5.30%    5/15/2004 (1)           5,770        6,151
Austin TX Combined Util. System Rev.                                  5.75%   11/15/2003 (4)           7,500        8,154
Austin TX Combined Util. System Rev.                                  5.80%   11/15/2006 (1)           5,255        5,869
Austin TX Combined Util. System Rev.                                  7.25%   11/15/2003               5,605        5,726
Austin TX Combined Util. System Rev.                                  7.25%   11/15/2003 (ETM)           395          455
Austin TX Independent School Dist.                                    5.75%     8/1/2012               5,000        5,532
Bell County TX Health Fac. Dev. Corp. (Scott & White Hosp.)          7.625%     9/1/2003               8,340        8,531
Birdville TX Independent School Dist.                                 5.75%    2/15/2003               4,990        5,370
Corpus Christi TX GO                                                  7.50%    11/1/1998 (2)           1,865        1,865
Dallas TX Civic Center Refunding & Improvement                        4.60%    8/15/2009 (1)          12,000       12,266
Dallas TX Civic Center Refunding & Improvement                        4.70%    8/15/2010 (1)          11,000       11,248
Dallas TX Civic Center Refunding & Improvement                        4.80%    8/15/2011 (1)          12,635       12,908
Dallas TX Civic Center Refunding & Improvement                        4.90%    8/15/2012 (1)          13,240       13,530
Dallas TX Independent School Dist.                                    5.30%    8/15/2008               5,000        5,313
Dallas TX Independent School Dist.                                    5.40%    8/15/2009              10,440       11,104
Dallas TX Independent School Dist.                                    5.50%    8/15/2010              24,210       25,801
Dallas TX Independent School Dist.                                    5.60%    8/15/2003 (Prere.)      2,220        2,392
Dallas TX Independent School Dist.                                    5.60%    8/15/2004               5,780        6,197
Dallas TX Independent School Dist.                                    5.70%    8/15/2003 (Prere.)      1,230        1,331
Dallas TX Independent School Dist.                                    5.70%    8/15/2006               3,520        3,770
Harris County TX Health Fac. Dev. Corp. (Memorial Hosp.)              6.00%     6/1/2008               6,080        6,839
Harris County TX Health Fac. Dev. Corp. (Memorial Hosp.)              6.00%     6/1/2010 (1)           1,500        1,706
Harris County TX Toll Road                                            6.30%    8/15/2002 (3)(Prere.)   4,470        4,956
Harris County TX Toll Road                                            6.30%    8/15/2004 (3)             840          925
Houston TX Airport System Rev.                                        6.00%     7/1/2011 (3)           4,200        4,703
Houston TX Airport System Rev.                                        6.00%     7/1/2012 (3)           4,460        4,971
Houston TX GO                                                         4.80%     3/1/2009               5,820        6,037
Houston TX GO                                                         5.00%     3/1/2004               6,265        6,522
Houston TX GO                                                         5.00%     3/1/2010               7,245        7,569
Houston TX GO                                                         5.00%     3/1/2011               4,535        4,703
Houston TX GO                                                         5.10%     3/1/2006              12,200       12,689
Houston TX GO                                                         5.80%     3/1/2002               5,080        5,410
Houston TX GO                                                         7.00%     3/1/2008              48,405       58,738
Houston TX Hotel Occupancy Tax Rev.                                   5.25%     7/1/2007               6,585        7,012
Houston TX Housing Finance Corp. TOB VRDO                             3.28%    11/5/1998 (4)          10,625       10,625
Houston TX Water & Sewer System Rev.                                  0.00%    12/1/2000 (2)           6,130        5,689

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
INTERMEDIATE-TERM TAX-EXEMPT FUND                                    COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
Houston TX Water & Sewer System Rev.                                 5.375%    12/1/2010 (4)        $  5,000     $  5,351
Houston TX Water & Sewer System Rev.                                  5.75%    12/1/2015 (1)           3,315        3,512
Houston TX Water & Sewer System Rev.                                  7.00%    12/1/2001 (2)           3,220        3,527
Houston TX Water & Sewer System Rev.                                  7.00%    12/1/2002 (2)           4,125        4,617
Houston TX Water & Sewer System Rev.                                  7.00%    12/1/2003 (2)           3,100        3,538
Lower Colorado River Auth. TX Rev.                                    5.00%     1/1/2010 (4)           6,885        7,215
North Texas Health Fac. Dev.                                          5.75%    2/15/2010 (1)           4,115        4,573
San Antonio TX Electric & Gas System Rev.                             5.25%     2/1/2009              12,225       13,110
San Antonio TX Electric & Gas System Rev.                             5.25%     2/1/2010              14,500       15,445
San Antonio TX Electric & Gas System Rev.                             5.50%     2/1/2002               1,845        1,963
San Antonio TX Electric & Gas System Rev.                             5.50%     2/1/2004               2,700        2,854
San Antonio TX Electric & Gas System Rev.                             5.60%     2/1/2014              15,000       16,150
San Antonio TX Electric & Gas System Rev.                             5.80%     2/1/2006               8,000        8,773
Tarrant County TX Health Resources                                    5.75%    2/15/2013 (1)+          7,670        8,425
Tarrant County TX Water Control & Improvement Dist.                   4.50%     3/1/2011 (3)           5,000        4,990
Texas GO                                                              5.00%     8/1/2008               5,000        5,177
Texas GO                                                              5.00%     8/1/2009               5,000        5,155
Texas GO                                                              5.25%     8/1/2010               6,565        7,019
Texas GO                                                              5.25%     8/1/2012               3,600        3,794
Texas GO                                                              8.00%    10/1/2007              50,000       64,486
Texas Public Finance Auth. Building Rev.                              6.60%     2/1/2000 (1)           5,000        5,193
Texas Public Finance Auth. Building Rev.                              6.75%     2/1/2002 (1)           5,000        5,322
Texas Public Finance Auth. Building Rev.                              6.80%     2/1/2003 (1)           5,000        5,322
Texas Public Finance Auth. Rev.                                       5.75%    10/1/2009               5,000        5,471
Texas Public Finance Auth. Rev.                                       5.75%    10/1/2010               8,625        9,437
Texas Public Finance Auth. Rev. GO                                    4.90%    10/1/2010              32,235       33,516
Texas Turnpike Auth. Rev.                                             5.50%     1/1/2015 (3)          13,000       13,906
Texas Water Resource Finance Auth.                                    7.50%    8/15/2001               3,485        3,570
Univ. of Texas Permanent Univ. Fund                                   6.40%     7/1/2002               5,000        5,444
Univ. of Texas Refunding Finance System Rev.                          7.00%    8/15/2007              14,050       15,480
                                                                                                               ----------
                                                                                                                  618,029
                                                                                                               ----------
UTAH (1.1%)
Intermountain Power Agency UT Power Supply Rev.                       5.25%     7/1/2009              41,240       44,269
Intermountain Power Agency UT Power Supply Rev.                       5.25%     7/1/2012              20,550       21,541
Intermountain Power Agency UT Power Supply Rev.                       5.25%     7/1/2015 (1)          11,000       11,344
Jordon UT School Dist.                                                5.75%    6/15/2005               4,235        4,678
Salt Lake County UT Building Auth. Lease Rev.                         5.90%    10/1/2006 (1)           4,000        4,413
                                                                                                               ----------
                                                                                                                   86,245
                                                                                                               ----------

VIRGINIA (0.8%)
Chesapeake Bay Bridge & Tunnel VA                                     5.40%     7/1/2005 (3)           6,090        6,599
Fairfax County VA GO                                                  5.25%     6/1/2014               7,200        7,518
Fairfax County VA GO                                                  7.25%     6/1/2000               5,805        6,150
Fairfax County VA IDA Rev. VRDO (Fairfax Hosp. System)                3.10%    11/4/1998 LOC             400          400
Virginia Beach VA Refunding & Public Improvement                      5.25%     8/1/2009               4,000        4,335
Virginia Beach VA Refunding & Public Improvement                      5.25%     8/1/2010               9,690       10,424
Virginia Beach VA Refunding & Public Improvement                      5.25%     8/1/2011               5,000        5,338
Virginia Beach VA Refunding & Public Improvement                      5.25%     8/1/2012               3,000        3,181
Virginia Beach VA Refunding & Public Improvement                      5.25%     8/1/2013               1,750        1,843
Virginia Public School Auth.                                          5.00%     8/1/2005               4,360        4,631
Virginia Public School Auth.                                          5.00%     8/1/2011               3,380        3,534
Virginia Public School Auth.                                          5.25%     8/1/2008               4,540        4,931
Virginia Public School Auth.                                          5.40%     6/1/2009               5,750        6,207
                                                                                                               ----------
                                                                                                                   65,091
                                                                                                               ----------
WASHINGTON (2.9%)
King County WA GO                                                     6.00%    12/1/2004               5,000        5,434
King County WA GO                                                     6.10%    12/1/2005               5,000        5,453
King County WA School Dist.                                           5.50%    12/1/2016 (3)           5,635        5,939
Port of Seattle WA GO                                                 5.50%    10/1/2017 (3)           5,290        5,584
Seattle WA GO                                                         5.60%    1/15/2009               5,020        5,429
Seattle WA Power & Light Rev.                                         5.00%     7/1/2011               5,715        5,945

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
                                                                     COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
Seattle WA Power & Light Rev.                                         5.10%     5/1/2005             $10,575     $ 11,235
Seattle WA Water System Rev.                                          5.00%    12/1/2003               2,000        2,106
Seattle WA Water System Rev.                                          5.10%    12/1/2004               4,000        4,249
Seattle WA Water System Rev.                                          5.20%    12/1/2005               2,320        2,473
Spokane WA Regional Solid Waste Management System                     6.50%     1/1/2008               3,500        4,027
Spokane WA Regional Solid Waste Management System                     6.50%     1/1/2009               3,000        3,480
Tacoma WA Electric System Rev.                                        5.50%     1/1/2012 (2)           5,500        5,743
Tacoma WA Electric System Rev.                                        5.70%     1/1/2003 (2)           6,845        7,344
Washington GO                                                         5.00%     7/1/2011              12,870       13,336
Washington GO                                                         5.50%     7/1/2002               5,000        5,306
Washington GO                                                         5.60%     9/1/2004               5,000        5,437
Washington GO                                                         5.75%     9/1/2007              19,950       22,478
Washington GO                                                         5.75%     9/1/2008               4,000        4,495
Washington GO                                                         5.75%     5/1/2009               5,000        5,400
Washington GO                                                         6.00%     7/1/2003               5,200        5,683
Washington GO                                                         6.00%     7/1/2004               3,115        3,441
Washington GO                                                         6.10%     6/1/2006               9,495       10,742
Washington GO                                                         6.25%     6/1/2009              11,465       13,371
Washington GO                                                         6.25%     9/1/2009              21,550       22,951
Washington GO                                                         6.25%     2/1/2011               6,680        7,806
Washington Health Care Fac. Auth. (Sisters of Providence)             6.00%    10/1/2002 (2)           5,105        5,508
Washington Health Care Fac. Auth. (Sisters of Providence)             6.00%    10/1/2003 (2)           5,270        5,756
Washington Health Care Fac. Auth. (Sisters of Providence)             6.00%    10/1/2004 (2)           5,515        6,082
Washington Health Care Fac. Auth. (Sisters of Providence)             6.00%    10/1/2005 (2)           4,830        5,375
Washington Health Care Fac. Auth. (Sisters of Providence)             6.00%    10/1/2006 (2)           6,055        6,804
Washington Health Care Fac. Auth. VRDO
   (Virginia Mason Medical Center)                                    3.65%    11/3/1998 (1)             400          400
                                                                                                               ----------
                                                                                                                  224,812
                                                                                                               ----------

WEST VIRGINIA (0.1%)
West Virginia Building Comm. Rev.                                     5.25%     7/1/2008 (1)           1,000        1,079
West Virginia School Building Auth. Rev.                              5.30%     7/1/2009 (2)           8,000        8,678
                                                                                                               ----------
                                                                                                                    9,757
                                                                                                               ----------

WISCONSIN (0.1%)
Wisconsin GO                                                          4.25%    11/1/1999               4,000        4,049
Wisconsin GO                                                          5.20%     5/1/2010               4,150        4,368
                                                                                                               ----------
                                                                                                                    8,417
                                                                                                               ----------

WYOMING
Platte County WY PCR                                                  4.60%     1/1/2002               2,430        2,489
                                                                                                               ----------
-------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
   (COST $7,215,773)                                                                                            7,690,842
-------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.1%)
-------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                              139,826
Liabilities                                                                                                      (57,591)
                                                                                                               ----------
                                                                                                                   82,235
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------------
Applicable to 574,912,289 outstanding $.001 par value shares
   of beneficial interest (unlimited authorization)                                                            $7,773,077
=========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                          $13.52
=========================================================================================================================

*See Note A in Notes to Financial Statements.

+Securities with an aggregate value of $10,689,000 have been segregated as initial margin for open futures contracts. For key to abbreviations and other references, see page 61.

-------------------------------------------------------------------------------------------------------------------------

                                                                                                         AMOUNT       PER
INTERMEDIATE-TERM TAX-EXEMPT FUND                                                                         (000)     SHARE
-------------------------------------------------------------------------------------------------------------------------
AT OCTOBER 31, 1998, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                      $7,354,870    $12.79
Undistributed Net Investment Income                                                                          --        --
Overdistributed Net Realized Gains--Note E                                                              (32,364)     (.06)
Unrealized Appreciation (Depreciation)--Note F
  Investment Securities                                                                                 475,069       .83
  Futures Contracts                                                                                     (24,498)     (.04)
=========================================================================================================================
 NET ASSETS                                                                                          $7,773,077    $13.52
=========================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
INSURED LONG-TERM TAX-EXEMPT FUND                                    COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (99.1%)
-------------------------------------------------------------------------------------------------------------------------
ALABAMA (1.3%)
Birmingham AL Medical Center (Special Care Medical Center)            7.25%     7/1/2015 (1)         $ 6,715     $  6,737
Medical Clinic Board of Bessemer AL (Bessemer Carraway Hosp.)         7.25%     4/1/2015 (1)           5,000        5,326
Medical Clinic Board of Montgomery AL (Jackson Hosp.)                 6.00%     3/1/2026 (2)          12,000       13,334
Mobile AL Water & Sewer Comm.                                         5.50%     1/1/2010 (3)           4,000        4,335
                                                                                                               ----------
                                                                                                                   29,732
                                                                                                               ----------

ALASKA (1.1%)
Alaska Housing Finance Corp. VRDO                                     3.15%    11/4/1998               6,600        6,600
Anchorage AK Electric Rev.                                            8.00%    12/1/2009 (1)           2,565        3,395
Anchorage AK Electric Rev.                                            8.00%    12/1/2010 (1)           2,960        3,954
Anchorage AK Water GO                                                 7.20%     6/1/2017 (2)          11,000       11,353
                                                                                                               ----------
                                                                                                                   25,302
                                                                                                               ----------

ARIZONA (0.5%)
Maricopa County AZ (Samaritan Health Service)                         7.00%    12/1/2016 (1)           8,650       10,957
                                                                                                               ----------

ARKANSAS (0.4%)
North Little Rock AR Electric System Rev.                             6.50%     7/1/2010 (1)           3,500        4,176
North Little Rock AR Electric System Rev.                             6.50%     7/1/2015 (1)           4,500        5,399
                                                                                                               ----------
                                                                                                                    9,575
                                                                                                               ----------

CALIFORNIA (8.9%)
California Health Fac. Finance Auth. (Adventist Health Sytem)         6.75%     3/1/2011 (1)          12,000       12,978
California Health Fac. Finance Auth. (Pomona Valley Hosp.)            5.75%     7/1/2015               8,205        8,996
California Housing Finance Agency                                    8.625%     8/1/2015 (1)           2,550        2,676
Irvine CA Assessment Dist. VRDO (Oak Creek)                           3.55%    11/3/1998 LOC           3,800        3,800
Los Angeles CA Unified School Dist. GO                               5.375%     7/1/2016 (3)           5,000        5,268
MSR California Public Power Agency (San Juan Project)                6.125%     7/1/2013 (2)           7,000        8,228
MSR California Public Power Agency (San Juan Project)                 6.75%     7/1/2020 (1)          13,000       15,864
Modesto CA Irrigation Dist. Finance Auth. (Woodland Project)          6.50%    10/1/2022 (2)          20,225       24,819
Northern California Power Agency (Combustion Turbine Project)         6.00%    8/15/2010 (1)           3,500        3,580
Oakland CA Redev. Agency (Central Dist. Project)                      5.50%     2/1/2014 (2)           6,300        6,909
Orange County CA Sanitation Dist. VRDO                                3.55%    11/3/1998 LOC           5,600        5,600
Port of Oakland CA Rev.                                               5.40%    11/1/2017 (1)          25,575       26,955
Sacramento CA Muni. Util. Dist.                                       5.75%    8/15/2013 (1)          12,360       13,216
Sacramento CA Muni. Util. Dist.                                       6.50%     9/1/2013 (1)           8,895       10,826
San Jose CA Tax Redev.                                                6.00%     8/1/2010 (1)           8,105        9,430
Santa Clara CA Redev. Agency (Bayshore North Project)                 7.00%     7/1/2010 (2)           3,000        3,718
Santa Clara CA Valley Water Dist. COP                                 6.00%     2/1/2024 (3)           5,000        5,510
Santa Rosa CA Waste Water Rev.                                        6.00%     9/1/2015 (3)           5,000        5,744
South County CA Waste Water Auth. (Gilroy)                            5.50%     8/1/2022 (3)           8,000        8,301
South County CA Waste Water Auth. (Morgan Hill)                       5.50%     8/1/2022 (3)           7,000        7,329
Southern California Public Power Auth. (Palo Verde)                   5.00%     7/1/2015 (2)           2,605        2,608
Ukiah CA Electric Rev.                                                6.25%     6/1/2018 (1)           6,330        7,451
                                                                                                               ----------
                                                                                                                  199,806
                                                                                                               ----------

COLORADO (5.1%)
Colorado Health Fac. Auth. (Sisters of Charity Health System Inc.)    6.00%    5/15/2013 (1)           4,525        4,786
Denver CO Health Fac. (St. Anthony's Hosp.)                           7.70%     5/1/2007 (1)           2,800        2,894
E-470 Public Highway Auth. CO Rev.                                    0.00%     9/1/2004 (1)          13,750       10,875
E-470 Public Highway Auth. CO Rev.                                    0.00%     9/1/2005 (1)          17,200       12,980
E-470 Public Highway Auth. CO Rev.                                    0.00%     9/1/2007 (1)          12,250        8,441
E-470 Public Highway Auth. CO Rev.                                    0.00%     9/1/2008 (1)          14,355        9,392
E-470 Public Highway Auth. CO Rev.                                    0.00%     9/1/2009 (1)          16,500       10,231
E-470 Public Highway Auth. CO Rev.                                    0.00%     9/1/2015 (1)           5,795        2,536
E-470 Public Highway Auth. CO Rev.                                    0.00%     9/1/2017 (1)          17,295        6,735
E-470 Public Highway Auth. CO Rev.                                    0.00%     9/1/2019 (1)          33,000       11,509
E-470 Public Highway Auth. CO Rev.                                    0.00%     9/1/2024 (1)          40,000       10,761
Northern Colorado Water Conservation Dist. Rev.                       6.50%    12/1/2012 (2)          20,575       23,868
                                                                                                               ----------
                                                                                                                  115,008
                                                                                                               ----------

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
-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
INSURED LONG-TERM TAX-EXEMPT FUND                                    COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
CONNECTICUT (0.3%)
Connecticut Special Obligation Transp. Infrastructure Rev.           5.625%    10/1/2014 (3)         $ 3,000     $  3,239
South Central CT Regional Water Auth. Water System Rev.               5.75%     8/1/2012 (3)           3,100        3,370
                                                                                                               ----------
                                                                                                                    6,609
                                                                                                               ----------

DELAWARE (0.8%)
Delaware Econ. Dev. Auth. (Delmarva Power & Light)                    7.30%     9/1/2015 (3)           4,000        4,239
Delaware Health Fac. Auth. (Delaware Medical Center)                  7.00%    10/1/2015 (1)           6,000        6,892
Dover DE Electric Rev.                                                5.75%     7/1/2015 (3)           5,225        5,547
Dover DE Electric Rev.                                                6.10%     7/1/2011 (3)           2,000        2,177
                                                                                                               ----------
                                                                                                                   18,855
                                                                                                               ----------

DISTRICT OF COLUMBIA (0.5%)
District of Columbia Rev. (Howard Univ.)                              5.75%    10/1/2017 (1)          10,030       10,775
                                                                                                               ----------

FLORIDA (8.4%)
Broward County FL Airport System Rev.                                 5.25%    10/1/2010 (1)          11,365       12,114
Broward County FL Airport System Rev.                                 5.25%    10/1/2011 (1)          13,275       14,040
Coral Springs FL Improvement Dist. Water & Sewer GO                   6.00%     6/1/2010 (1)           3,000        3,376
Dade County FL Water & Sewer Rev. VRDO                                3.05%    11/4/1998 (3)          10,100       10,100
Davie FL Water & Sewer Rev.                                          6.375%    10/1/2012 (2)           2,620        3,130
Orange and Orlando County FL Expressway Auth.                         8.25%     7/1/2013 (3)           9,695       13,480
Orange and Orlando County FL Expressway Auth.                         8.25%     7/1/2015 (3)           8,360       11,718
Orange and Orlando County FL Expressway Auth.                         8.25%     7/1/2016 (3)+         12,295       17,332
Orange County FL Health Auth. Hosp. (Adventist for Sunbelt Group)     6.25%   11/15/2010 (2)           4,000        4,516
Palm Beach FL Criminal Justice                                        7.20%     6/1/2014 (3)          16,300       20,888
Palm Beach FL Criminal Justice                                        7.20%     6/1/2015 (3)           4,000        5,131
Sarasota County FL Public Hosp. (Sarasota Memorial Hosp.)             5.75%    10/1/2017 (1)          28,850       31,124
Seacoast FL Util. Auth. Water & Sewer Rev.                            5.50%     3/1/2019 (3)           2,000        2,169
St. Lucie County FL Util. System Rev.                                 6.00%    10/1/2020 (3)(ETM)      2,350        2,676
Tampa FL Util. Rev.                                                   6.75%    10/1/2010 (2)           9,330       11,424
Tampa FL Util. Rev.                                                   6.75%    10/1/2011 (2)           9,965       12,265
Tampa FL Util. Rev.                                                   6.75%    10/1/2012 (2)          10,635       13,140
                                                                                                               ----------
                                                                                                                  188,623
                                                                                                               ----------

GEORGIA (3.4%)
Atlanta GA Water & Sewer Rev.                                         5.25%     1/1/2027 (3)          19,800       20,110
Burke County GA Dev. Auth. PCR VRDO (Georgia Power Co.)               3.65%    11/3/1998                 500          500
George L. Smith GA World Congress Center Auth. Rev.
   (Domed Stadium Project)                                            5.50%     7/1/2020 (1)++        24,740       24,679
George L. Smith GA World Congress Center Auth. Rev.
   (Domed Statium Project)                                            5.70%     7/1/2013 (1)++         5,000        5,163
George L. Smith GA World Congress Center Auth. Rev.
   (Domed Stadium Project)                                            5.75%     7/1/2014 (1)++         5,000        5,158
George L. Smith GA World Congress Center Auth. Rev.
   (Domed Stadium Project)                                            5.75%     7/1/2015 (1)++         3,680        3,761
Georgia Muni. Gas Auth. Rev. VRDO                                     3.05%    11/4/1998 LOC             600          600
Henry County GA School Dist. GO                                       6.45%     8/1/2011 (1)           4,000        4,789
Muni. Electric Auth. of Georgia                                      5.375%     1/1/2019               6,500        6,702
Private Colleges & Univ. Auth. of GA (Mercer Univ. Project)           6.50%    11/1/2015 (1)           5,000        6,026
                                                                                                               ----------
                                                                                                                   77,488
                                                                                                               ----------

HAWAII (1.7%)
Hawaii Airport System Rev.                                            6.35%     7/1/2007 (1)           8,000        8,926
Hawaii Dept. of Budget & Finance (Hawaii Electric Co. Inc.)           5.65%    10/1/2027 (1)           9,750       10,410
Hawaii Highway Rev.                                                   5.25%     7/1/2011               1,650        1,734
Hawaii Highway Rev.                                                   5.25%     7/1/2012               1,500        1,565
Honolulu HI City & County GO                                          8.00%    10/1/2010              11,000       14,509
                                                                                                               ----------
                                                                                                                   37,144
                                                                                                               ----------

ILLINOIS (4.1%)
Chicago IL Board of Educ. GO                                          6.25%     1/1/2011 (1)           7,000        8,159
Chicago IL Public Building Comm.                                      7.00%     1/1/2020 (1)(ETM)     21,500       27,439
Cook County IL GO                                                     7.25%    11/1/2007 (1)           6,000        7,358


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
-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
                                                                     COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
Illinois Dev. Finance Auth. PCR (Illinois Power Co. Project)          7.40%    12/1/2024 (1)         $14,000    $  16,435
Illinois Regional Transit Auth. GO
   (Cook, DuPage, and Kane Counties)                                  7.20%    11/1/2020 (2)          24,000       31,266
                                                                                                               ----------
                                                                                                                   90,657
                                                                                                               ----------

INDIANA (0.7%)
Indiana Muni. Power Agency                                           6.125%     1/1/2013 (1)          13,250       15,366
                                                                                                               ----------

KANSAS (1.2%)
Kansas Dev. Finance Auth. Rev. (Sisters of Charity)                   5.00%    12/1/2025 (1)          13,500       13,263
Kansas Health System Dev. Auth. (St. Luke Mission)                   5.375%   11/15/2016 (1)           9,300        9,617
Kansas Health System Dev. Auth. (St. Luke Mission)                   5.375%   11/15/2021 (1)           3,000        3,071
                                                                                                               ----------
                                                                                                                   25,951
                                                                                                               ----------

KENTUCKY (2.3%)
Jefferson County KY Health System Rev. (Jewish Hosp.)                 5.75%     1/1/2026 (2)          11,000       11,750
Kentucky Dev. Finance Auth. Hosp. Fac. Rev.
   (St. Elizabeth's Medical Center)                                   6.00%    11/1/2010 (3)          23,885       25,271
Kentucky Econ. Dev. Finance Auth. Hosp. Rev. VRDO
   (Baptist Healthcare System Obligation Group)                       3.05%    11/4/1998 LOC           6,200        6,200
Kentucky Educ. Dev. Auth. Medical Center Rev. (Ashland Hosp.)         5.00%     2/1/2018 (4)           2,000        1,993
Kentucky Educ. Dev. Auth. Medical Center Rev. (Ashland Hosp.)         5.00%     2/1/2028 (4)           7,185        7,033
                                                                                                               ----------
                                                                                                                   52,247
                                                                                                               ----------

LOUISIANA (2.8%)
Jefferson Parish LA Sales Tax Rev.                                    5.00%    12/1/2022 (4)          10,000        9,862
Jefferson Parish LA Sales Tax Rev.                                    6.75%    12/1/2006 (3)           5,865        6,484
New Orleans LA GO                                                     0.00%     9/1/2010 (2)           8,500        4,899
New Orleans LA GO                                                     0.00%     9/1/2011 (2)          10,475        5,691
New Orleans LA GO                                                     0.00%     9/1/2013 (2)           9,000        4,332
New Orleans LA GO                                                     6.00%     9/1/2021 (2)          22,250       23,325
Ouachita Parish LA Hosp. Service (Glenwood Medical Center)            5.70%    5/15/2016 (4)           4,900        5,294
Ouachita Parish LA Hosp. Service (Glenwood Medical Center)            5.75%    5/15/2021 (4)           3,200        3,432
                                                                                                               ----------
                                                                                                                   63,319
                                                                                                               ----------

MAINE (0.4%)
Maine Health & Higher Educ. Fac. Auth.
   (Eastern Maine Medical System)                                    6.375%    10/1/2021 (3)           8,000        8,749
                                                                                                               ----------

MARYLAND (2.3%)
Maryland Health & Educ. Fac. Auth.
   (Univ. of Maryland Medical System)                                 7.00%     7/1/2022 (3)          12,025       15,439
Maryland Health & Higher Educ. Fac. Auth. Rev.
   (Johns Hopkins Medicine)                                           5.00%     7/1/2029 (1)          15,000       14,859
Maryland Health & Higher Educ. Fac. Auth. Rev.
   (Upper Chesapeake Hosp.)                                          5.125%     1/1/2038              11,000       10,880
Maryland Health & Higher Educ. Fac. Auth. Rev.
   (Upper Chesapeake Hosp.)                                          5.375%     1/1/2028               7,500        7,673
Maryland Health & Higher Educ. Fac. Auth. Rev.
   (Upper Chesapeake Hosp.)                                           5.50%     1/1/2020 (4)           2,000        2,087
                                                                                                               ----------
                                                                                                                   50,938
                                                                                                               ----------

MASSACHUSETTS (6.4%)
Boston MA GO                                                          6.50%     7/1/2012 (2)           4,750        5,289
Boston MA Water & Sewer Comm. Rev.                                    7.25%    11/1/2006 (5)           2,500        2,500
Massachusetts Consolidated Loan GO                                    7.00%     7/1/2009 (3)          32,250       39,792
Massachusetts Health & Educ. Fac. Auth. (Boston College)              6.75%     7/1/2011 (3)           6,595        7,205
Massachusetts Health & Educ. Fac. Auth. (Falmouth Hosp.)              5.50%     7/1/2008 (1)           1,425        1,519
Massachusetts Health & Educ. Fac. Auth. (Harvard Pilgrim Health)      5.00%     7/1/2028 (4)          30,000       29,318
Massachusetts Health & Educ. Fac. Auth. (Lahey Clinic)                7.85%     7/1/2003 (1)           3,360        3,921
Massachusetts Health & Educ. Fac. Auth.
   (Massachusetts General Hosp.)                                      6.25%     7/1/2012 (2)          19,650       22,779
Massachusetts Housing Finance Agency Rev.                             5.95%    10/1/2008 (2)          27,485       29,402
Massachusetts Turnpike Auth. BAN                                      5.00%     6/1/1999               2,340        2,365
                                                                                                               ----------
                                                                                                                  144,090
                                                                                                               ----------



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
-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
INSURED LONG-TERM TAX-EXEMPT FUND                                    COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
MICHIGAN (4.3%)
Detroit MI Sewer System Rev.                                          5.00%     7/1/2027             $ 5,500     $  5,377
Detroit MI Sewer System Rev.                                          5.45%     7/1/2007 (3)           6,850        7,524
Michigan Hosp. Finance Auth. Rev. (Mercy Health)                     5.375%    8/15/2026 (2)           5,000        5,108
Michigan Strategic Fund (Detroit Edison)                              7.00%    7/15/2008 (1)          18,375       22,424
Michigan Trunk Line Rev.                                             5.625%    11/1/2026 (3)          10,000       11,147
Monroe County MI Econ. Dev. Corp. (Detroit Edison)                    6.95%     9/1/2022 (3)          25,000       31,950
St. Clair MI Econ. Dev. Corp. (Detroit Edison)                        6.40%     8/1/2024 (2)           8,000        9,081
Univ. of Michigan Hosp. Rev. VRDO                                     3.75%    11/3/1998               2,600        2,600
                                                                                                               ----------
                                                                                                                   95,211
                                                                                                               ----------

MINNESOTA (0.5%)
Southern Minnesota Muni. Power Agency Supply System Rev.              5.50%     1/1/2015 (2)           6,120        6,376
Southern Minnesota Muni. Power Agency Supply System Rev.              5.50%     1/1/2015 (2)(Prere.)   3,880        4,189
                                                                                                               ----------
                                                                                                                   10,565
                                                                                                               ----------

MISSOURI (0.3%)
Missouri Health & Educ. Fac. Auth. (Lester Cox Medical Center)        5.25%     6/1/2015 (1)           5,000        5,243
Missouri Health & Educ. Fac. Auth. VRDO (Washington Univ.)            3.70%    11/3/1998               1,000        1,000
                                                                                                               ----------
                                                                                                                    6,243
                                                                                                               ----------

NEBRASKA (2.5%)
Nebraska Public Power Dist. Rev.                                      0.00%     1/1/2006 (1)          24,465       18,148
Nebraska Public Power Dist. Rev.                                      0.00%     1/1/2007 (1)          24,485       17,352
Nebraska Public Power Dist. Rev.                                      0.00%     1/1/2008 (1)          15,000       10,100
Nebraska Public Power Dist. Rev.                                      5.25%     1/1/2011 (1)          10,000       10,609
                                                                                                               ----------
                                                                                                                   56,209
                                                                                                               ----------

NEVADA (0.3%)
Clark County NV GO                                                    6.50%     6/1/2017 (2)           5,000        6,003
                                                                                                               ----------

NEW HAMPSHIRE (0.4%)
New Hampshire Higher Educ. (Hitchcock Clinic)                         6.00%     7/1/2015 (1)           7,560        8,183
                                                                                                               ----------

NEW JERSEY (4.4%)
Atlantic County NJ Public Fac. COP                                    7.40%     3/1/2012 (3)           4,335        5,586
Hoboken-Union City-Weehawken NJ Sewerage Auth.                        6.25%     8/1/2014 (1)          10,185       12,002
Hoboken-Union City-Weehawken NJ Sewerage Auth.                        6.25%     8/1/2015 (1)          10,820       12,721
New Jersey Health Care Fac. Finance Auth.
   (St. Clare's-Riverside Medical Center)                             5.75%     7/1/2014 (1)           3,000        3,272
New Jersey Sports & Exposition Auth.                                  6.50%     3/1/2013 (1)          18,795       22,622
New Jersey Turnpike Auth.                                             6.50%     1/1/2013 (1)          30,000       35,884
New Jersey Turnpike Auth.                                             6.50%     1/1/2016 (1)           5,000        5,999
                                                                                                               ----------
                                                                                                                   98,086
                                                                                                               ----------

NEW MEXICO (0.6%)
Albuquerque NM Hosp. System (Presbyterian Health)                    6.375%     8/1/2007 (1)           4,000        4,411
Farmington NM Util. System Rev.                                       5.75%    5/15/2013 (3)           2,505        2,692
Farmington NM Util. System Rev.                                       5.75%    5/15/2013 (3)(ETM)        495          558
Univ. of New Mexico Rev.                                             5.375%     6/1/2026 (1)           5,000        5,158
                                                                                                               ----------
                                                                                                                   12,819
                                                                                                               ----------

NEW YORK (3.4%)
Metro. NY Transit Auth. Rev.                                          6.00%     4/1/2020 (1)          18,000       20,686
New York City NY Muni. Water & Sewer System Rev.                      7.00%    6/15/2009 (2)           1,845        2,013
New York State Housing Finance Agency Auth. Rev.
   (Nursing Home & Health Care)                                       4.70%    11/1/2008               7,200        7,414
New York State Housing Finance Agency Auth. Rev.
   (Nursing Home & Health Care)                                       4.80%    11/1/2009              13,920       14,377
New York State Housing Finance Agency Auth. Rev.
   (Nursing Home & Healthcare)                                        4.90%    11/1/2010               4,620        4,773
New York State Medical Care Fac. Finance Agency
   (Mental Health Improvement)                                        6.00%    8/15/2015 (1)           5,000        5,459
Suffolk County NY Water Auth.                                         5.75%     6/1/2013 (2)           7,345        7,905

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
-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
                                                                     COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
Triborough Bridge & Tunnel Auth. of NY Rev.                           6.00%     1/1/2014             $ 4,500    $   4,730
Triborough Bridge & Tunnel Auth. of NY Rev.                           6.00%     1/1/2015 (2)             260          279
Triborough Bridge & Tunnel Auth. of NY Rev. VRDO                      3.50%    11/4/1998 (3)           8,300        8,300
                                                                                                               ----------
                                                                                                                   75,936
                                                                                                               ----------

NORTH CAROLINA (1.1%)
North Carolina Higher Educ. VRDO (Duke Univ.)                         3.05%    11/5/1998               1,940        1,940
North Carolina Medical Care Rev. (Wake County Hosp.)                  5.25%    10/1/2017 (1)          14,250       14,558
North Carolina Muni. Power Agency (Catawba Electric)                  6.00%     1/1/2010 (1)           6,750        7,701
                                                                                                               ----------
                                                                                                                   24,199
                                                                                                               ----------

NORTH DAKOTA (1.0%)
Bismark ND Medical Center                                             7.50%     5/1/2013 (5)          10,000       10,405
Mercer County ND PCR (Basin Electric Power)                           6.05%     1/1/2019 (2)          10,000       11,041
                                                                                                               ----------
                                                                                                                   21,446
                                                                                                               ----------

OHIO (4.6%)
Cleveland OH Public Power System Rev.                                 7.00%   11/15/2016 (1)           5,000        5,818
Cleveland OH School Dist. Board of Educ. GO                          5.875%    12/1/2011 (3)           4,720        5,131
Cleveland OH Water Works Improvement Rev.                             6.25%     1/1/2002 (2)(Prere.)   2,405        2,633
Cleveland OH Water Works Improvement Rev.                             6.25%     1/1/2015 (2)              95          103
Cuyahoga County OH Hosp. Refunding & Improvement (Univ. Hosp.)       5.625%    1/15/2021 (1)          11,480       12,090
Franklin County OH Convention Center Rev.                             0.00%    12/1/2006 (1)           4,355        3,119
Greater Cleveland OH Regional Transp. Auth. GO                        5.65%    12/1/2016 (3)           5,000        5,366
Northeast Ohio Regional Sewer Dist. Waste
   Water Improvement Rev.                                             6.50%   11/15/2001 (2)(Prere.)   5,750        6,279
Ohio Air Quality Dev. Auth. PCR (Ohio Edison Project)                 7.10%     6/1/2018 (3)           6,500        6,942
Ohio Air Quality Dev. Auth. PCR (Ohio Edison Project)                 7.45%     3/1/2016 (3)           9,500       10,119
Ohio Air Quality Dev. Auth. VRDO (Cincinnati Gas & Electric)          3.70%    11/3/1998 LOC           2,900        2,900
Ohio GO                                                              7.625%     8/1/2009               4,345        5,612
Ohio Water Dev. Auth. PCR Water Control Loan Fund Rev.               5.125%     6/1/2019 (1)          18,000       18,128
Ohio Water Dev. Auth. PCR Water Control Loan Fund Rev.                5.50%    12/1/2010 (1)           3,575        3,908
Ohio Water Dev. Auth. PCR Water Control Loan Fund Rev.                5.50%     6/1/2012 (1)           3,175        3,443
Ohio Water Dev. Auth. PCR Water Control Loan Fund Rev.                5.50%     6/1/2013 (1)           3,420        3,685
Ohio Water Dev. Auth. PCR Water Control Loan Fund Rev.                5.50%     6/1/2014 (1)           7,475        8,013
                                                                                                               ----------
                                                                                                                  103,289
                                                                                                               ----------

OREGON (1.2%)
Oregon Health, Housing, Educ. & Culture Fac. (Lewis & Clark College)  6.00%    10/1/2013 (1)           2,250        2,498
Oregon Health Sciences Univ. Rev.                                     5.25%     7/1/2025 (1)           8,000        8,072
Portland OR Sewer System Rev.                                         5.50%     6/1/2017 (1)          15,000       15,738
                                                                                                               ----------
                                                                                                                   26,308
                                                                                                               ----------

PENNSYLVANIA (8.2%)
Allegheny County PA Hosp. Auth. (Presbyterian Hosp.)                 7.125%     7/1/1999 (1)(Prere.)  12,500       13,092
Allegheny County PA Sanitary Auth.                                    5.50%    12/1/2016 (3)          10,000       10,376
Allegheny County PA Sanitary Auth.                                    6.00%    12/1/2019 (1)          20,000       22,579
Armstrong County PA Hosp. Auth. Rev.                                  6.25%     6/1/2013 (2)          18,400       20,024
Delaware Valley PA Regional Finance Auth. Local Govt. Rev.            5.50%     8/1/2028              10,000       10,934
Lehigh County PA General Purpose Auth. (Lehigh Valley Hosp.)          6.50%     7/1/2010 (1)           6,655        7,407
Pennsylvania Convention Center Auth. Rev.                             6.00%     9/1/2019 (3)(ETM)     10,000       11,511
Pennsylvania Convention Center Auth. Rev.                             6.70%     9/1/2016 (3)(ETM)      9,970       12,198
Pennsylvania Higher Educ. Fac. Health Services Rev.
   (Allegheny/Delaware Valley)                                       5.875%   11/15/2016 (1)          20,000       20,262
Pennsylvania Turnpike Comm. Rev.                                      6.00%     6/1/2015 (1)           1,000        1,070
Philadelphia PA Gas Works Rev.                                        6.00%    5/15/2012 (2)           3,000        3,172
Philadelphia PA Water & Waste Water Rev.                              7.00%    6/15/2010 (3)          15,000       18,503
Philadelphia PA Water & Waste Water Rev.                              7.00%    6/15/2011 (3)          16,500       20,493
Pittsburgh PA Water & Sewer System Rev.                               7.25%     9/1/2014 (3)(ETM)      5,000        6,220
Sharon PA Regional Health System Auth. Rev.                           5.00%    12/1/2028 (1)           5,420        5,288
                                                                                                               ----------
                                                                                                                  183,129
                                                                                                               ----------

PUERTO RICO (0.1%)
Puerto Rico Public Building Auth.                                     0.00%     7/1/2001 (3)           4,150        3,772
                                                                                                               ----------

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
INSURED LONG-TERM TAX-EXEMPT FUND                                    COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
RHODE ISLAND (0.2%)
Rhode Island Public Building Auth.                                    6.00%     2/1/2011 (2)        $  3,805     $  4,002
                                                                                                               ----------

SOUTH CAROLINA (2.9%)
Piedmont SC Muni. Power Agency Rev.                                   5.00%     1/1/2018 (3)           9,000        8,988
Piedmont SC Muni. Power Agency Rev.                                   6.75%     1/1/2019 (3)          10,600       13,000
Piedmont SC Muni. Power Agency Rev.                                   6.75%     1/1/2020 (3)          23,515       28,956
Public Service Auth. Rev. of South Carolina                           6.25%     1/1/2022 (2)          13,000       14,706
                                                                                                               ----------
                                                                                                                   65,650
                                                                                                               ----------

SOUTH DAKOTA (0.6%)
South Dakota Health & Educ. Fac. Auth. Rev. (McKennan Hosp.)         7.625%     1/1/2008 (1)(Prere.)  10,065       12,529
South Dakota Health & Educ. Fac. Auth. Rev. (McKennan Hosp.)         7.625%     7/1/2014 (1)           1,435        1,508
                                                                                                               ----------
                                                                                                                   14,037
                                                                                                               ----------

TENNESSEE (1.5%)
Jackson TN Hosp. Rev. (Madison County General Hosp.)                  5.00%     4/1/2028              14,000       13,787
Knox County TN Health, Educ. & Housing Fac. (Fort Sander Hosp.)       8.00%     1/1/2008 (1)             210          214
Nashville & Davidson County TN Health & Educ. Fac.
   (Meharry Medical College)                                          6.00%    12/1/2012 (2)           3,405        3,941
Tennessee Health, Educ. & Housing Fac. (Methodist Health System)      5.50%     8/1/2012 (1)           2,500        2,670
Tennessee Housing Dev. Agency                                        7.125%     7/1/2017 (1)           2,665        2,778
Tennessee School Board Auth. Higher Educ. Fac.                        5.50%     5/1/2022 (4)           9,000        9,523
                                                                                                               ----------
                                                                                                                   32,913
                                                                                                               ----------

TEXAS (5.6%)
Austin TX Combined Util. System Rev.                                  5.75%   11/15/2016 (2)          10,000       10,632
Corpus Christi TX Util. System Rev.                                   7.00%    7/15/2010 (3)           7,500        8,043
Houston TX Water & Sewer System Rev.                                  0.00%    12/1/2012 (2)          26,000       13,440
Houston TX Water & Sewer System Rev.                                  7.00%    12/1/2020 (1)          12,280       13,377
Houston TX Water Conveyance System                                    6.25%   12/15/2012 (2)           8,340        9,719
Houston TX Water Conveyance System                                    6.80%   12/15/2010 (2)           5,490        6,654
Houston TX Water Conveyance System                                    6.80%   12/15/2011 (2)           8,910       10,845
Lower Colorado River Auth. Rev. of Texas                             5.625%     1/1/2015 (4)(Prere.)   3,055        3,376
Northeast Hosp. Auth. (Northeast Medical Center)                     5.625%    5/15/2017 (4)           7,425        7,883
Northeast Hosp. Auth. (Northeast Medical Center)                     5.625%    5/15/2022 (4)           7,110        7,506
Northeast Hosp. Auth. (Northeast Medical Center)                      6.00%    5/15/2009 (4)           3,945        4,462
Northeast Hosp. Auth. (Northeast Medical Center)                      6.00%    5/15/2010 (4)           2,000        2,266
San Antonio TX Electric & Gas System Rev.                             0.00%     2/1/2006 (3)          16,500       12,197
San Antonio TX Electric & Gas System Rev.                             0.00%     2/1/2007 (3)          15,000       10,593
Texas Turnpike Auth. Dallas Northway Rev.
   (President George Bush Turnpike)                                   0.00%     1/1/2010 (2)           6,000        3,626
                                                                                                               ----------
                                                                                                                  124,619
                                                                                                               ----------

VIRGINIA (0.7%)
Henry County VA Public Service Auth.                                  6.25%   11/15/2019 (3)           1,500        1,614
Norfolk VA Water Dev.                                                 5.90%    11/1/2025 (1)          12,150       13,280
                                                                                                               ----------
                                                                                                                   14,894
                                                                                                               ----------

WASHINGTON (0.5%)
Snohomish County WA Mukilteo School Dist.                             5.65%    12/1/2010 (3)           3,950        4,436
Snohomish County WA Mukilteo School Dist.                             5.70%    12/1/2011 (3)           5,000        5,636
                                                                                                               ----------
                                                                                                                   10,072
                                                                                                               ----------

WEST VIRGINIA (1.2%)
West Virginia Hosp. Finance Auth. Rev. (Charleston Medical Center)    5.75%     9/1/2013 (1)           8,000        8,705
West Virginia State Building Comm. Rev. (Jail & Correctional Fac.)    7.00%     7/1/2011 (1)           7,325        9,135
West Virginia State Building Comm. Rev. (Jail & Correctional Fac.)    7.00%     7/1/2012 (1)           7,840        9,815
                                                                                                               ----------
                                                                                                                   27,655
                                                                                                               ----------

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
                                                                     COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
WISCONSIN (0.4%)
Wisconsin Health & Educ. Fac. Auth. Hosp. Rev.
   (St. Luke's Medical Center)                                        7.10%    8/15/2011 (1)         $ 4,000   $    4,436
Wisconsin Health & Educ. Fac. Auth. Hosp. Rev. VRDO
   (Charity Obligated Group-Daughters of Charity National
   Health System)                                                     3.05%    11/4/1998               5,000        5,000
                                                                                                               ----------
                                                                                                                    9,436
                                                                                                               ----------
-------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
   (COST $1,981,234)                                                                                            2,215,867
-------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.9%)
-------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                               67,749
Liabilities                                                                                                       (48,481)
                                                                                                               ----------
                                                                                                                   19,268
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------------
Applicable to 175,515,483 outstanding $.001 par value shares
   of beneficial interest (unlimited authorization)                                                            $2,235,135
=========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                          $12.73
=========================================================================================================================

*See Note A in Notes to Financial Statements.

+Securities with a value of $7,049,000 have been segregated as initial margin for open futures contracts.
For key to abbreviations and other references, see page 61.

-------------------------------------------------------------------------------------------------------------------------
AT OCTOBER 31, 1998, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT          PER
                                                                                                       (000)        SHARE
-------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                   $2,027,921       $11.55
Undistributed Net Investment Income                                                                       --           --
Overdistributed Net Realized Gains--Note E                                                           (27,160)        (.15)
Unrealized Appreciation (Depreciation)--Note F
  Investment Securities                                                                              234,633         1.33
  Futures Contracts                                                                                     (259)          --
=========================================================================================================================
 NET ASSETS                                                                                       $2,235,135       $12.73
=========================================================================================================================

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
-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
LONG-TERM TAX-EXEMPT FUND                                            COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (98.8%)
-------------------------------------------------------------------------------------------------------------------------
ARIZONA (0.6%)
Scottsdale AZ IDA (Memorial Hosp.)                                    6.00%     9/1/2012 (2)         $ 4,000     $  4,478
Scottsdale AZ IDA (Memorial Hosp.)                                   6.125%     9/1/2017 (2)           4,700        5,318
                                                                                                               ----------
                                                                                                                    9,796
                                                                                                               ----------
CALIFORNIA (11.6%)
Anaheim CA Public Finance Auth.                                       6.00%     9/1/2013 (4)           7,000        8,144
Anaheim CA Public Finance Auth.                                       6.00%     9/1/2014 (4)           2,500        2,893
California GO                                                         6.25%     9/1/2012               5,000        5,945
California Health Fac. Finance Auth. VRDO (St. Francis Hosp.)         2.75%    11/4/1998 (1)           1,100        1,100
California PCR VRDO (Pacific Gas & Electric)                          3.60%    11/3/1998 LOC           4,600        4,600
California PCR VRDO (Pacific Gas & Electric)                          3.65%    11/3/1998               1,000        1,000
California Public Works Rev. (Community College Project)             5.625%     3/1/2016 (2)          11,370       12,255
California Public Works Rev. (Dept. of Corrections)                   5.25%     1/1/2021 (2)           5,000        5,098
California Public Works Rev. (Dept. of Corrections)                  5.625%    11/1/2016 (1)          16,675       18,047
California State Dept. of Veteran Affairs                             5.45%    12/1/2019               8,000        8,291
California Statewide Community Dev. Auth. PUT (Irvine Apartments)     5.10%    5/15/2025               7,000        7,178
Fresno CA Sewer Rev.                                                  6.25%     9/1/2010 (2)           6,395        7,594
Irvine CA Assessment Dist. VRDO (Oak Creek)                           3.55%    11/3/1998 LOC           2,100        2,100
Los Angeles County CA COP (Capital Fac. Project)                      6.50%     3/1/2010              21,815       23,123
Los Angeles County CA Public Works Rev.                               5.50%    10/1/2011               5,000        5,471
Los Angeles County CA Public Works Rev.                               5.50%    10/1/2012               6,750        7,344
Orange County CA Water Dist. VRDO                                     3.45%    11/3/1998 LOC           5,000        5,000
San Bernardino CA Medical Center COP                                  5.50%     8/1/2019 (1)          11,400       11,941
San Bernardino CA Medical Center COP                                  5.50%     8/1/2024 (1)          14,295       14,973
San Bernardino County CA COP (Capital Fac. Project)                  6.875%     8/1/2024 (ETM)        18,000       22,936
                                                                                                               ----------
                                                                                                                  175,033
                                                                                                               ----------

COLORADO (1.0%)
E-470 Public Highway Auth. CO Rev.                                    0.00%     9/1/2016 (1)          10,185        4,206
E-470 Public Highway Auth. CO Rev.                                    5.00%     9/1/2015 (1)          11,645       11,810
                                                                                                               ----------
                                                                                                                   16,016
                                                                                                               ----------

DISTRICT OF COLUMBIA (1.5%)
District of Columbia GO                                               5.40%     6/1/2012 (2)           5,000        5,291
District of Columbia GO                                               6.00%     6/1/2011 (1)           8,990       10,201
District of Columbia GO                                               6.75%     6/1/2000 (2)(Prere.)   6,100        6,521
District of Columbia GO                                               6.75%     6/1/2005 (2)              40           43
                                                                                                               ----------
                                                                                                                   22,056
                                                                                                               ----------

FLORIDA (5.6%)
Dade County FL Water & Sewer Rev. VRDO                                3.05%    11/4/1998 (3)          10,900       10,900
Florida State Turnpike Auth. Rev.                                     5.00%     7/1/2019              10,320       10,336
Gulf Breeze FL Local Govt. Loan Program VRDO                          3.10%    11/5/1998 (3)           2,800        2,800
Orange County FL School Master Lease COP                             5.375%     8/1/2017 (1)           5,000        5,202
Orange County FL School Master Lease COP                             5.375%     8/1/2022 (1)          20,285       20,976
Sunrise FL Util. System Rev.                                          5.50%    10/1/2018 (2)          12,000       12,989
Tampa Bay FL Water Util. System Rev.                                  5.00%    10/1/2021              13,860       13,822
Tampa-Hillsborough County FL Expressway Auth. Rev.                    5.00%     7/1/2022 (2)           7,575        7,554
                                                                                                               ----------
                                                                                                                   84,579
                                                                                                               ----------

GEORGIA (3.4%)
Burke County GA Dev. Auth. PCR VRDO (Georgia Power Co.)               3.70%    11/3/1998               5,900        5,900
College Park GA IDA GO (Civic Center)                                 7.00%     9/1/2010              11,500       13,871
Georgia Muni. Gas Auth. Rev. VRDO                                     3.05%    11/4/1998 LOC           2,000        2,000
Metro. Atlanta GA Rapid Transit Auth. Rev.                            5.10%     7/1/2017 (1)          14,510       14,736
Metro. Atlanta GA Rapid Transit Auth. Rev.                            6.25%     7/1/2018              12,170       14,155
                                                                                                               ----------
                                                                                                                   50,662
                                                                                                               ----------

ILLINOIS (4.5%)
Chicago IL Metro. Water Capital Improvement Rev.                      7.00%     1/1/2011              20,000       24,581
Chicago IL Public Building Comm.                                      7.00%     1/1/2020 (1)(ETM)      6,000        7,657
Illinois Dev. Finance Auth. (Provena Health)                         5.125%    5/15/2023 (1)           7,450        7,322
Illinois Dev. Finance Auth. PCR (Illinois Power Co. Project)          7.40%    12/1/2024 (1)           8,150        9,568
Illinois Dev. Finance Auth. PCR VRDO (Illinois Power Co. Project)     3.10%    11/4/1998 LOC           3,800        3,800

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
                                                                     COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
Illinois Metro. Pier & Exposition Auth. Rev.                          6.75%     6/1/2010 (1)        $  6,000    $   7,324
Illinois Toll Highway Auth. Rev. VRDO                                 3.05%    11/4/1998 (1) LOC       2,460        2,460
Joliet IL Regional Port. Dist. Marine Terminal VRDO (Exxon Project)   3.70%    11/3/1998               4,600        4,600
                                                                                                               ----------
                                                                                                                   67,312
                                                                                                               ----------

INDIANA (1.7%)
Indiana Health Fac. Finance Auth. Rev. (Ancilla System, Inc.)         5.75%     7/1/2015 (1)           4,470        4,701
Indiana State Office Building Comm. Rev. (Capitol Complex)            6.90%     7/1/2011              16,875       20,512
                                                                                                               ----------
                                                                                                                   25,213
                                                                                                               ----------
LOUISIANA (1.8%)
De Soto Parish LA PCR (Southwestern Electric Power Co.)               7.60%     1/1/2019              24,300       27,646
                                                                                                               ----------

MASSACHUSETTS (9.3%)
Massachusetts Bay Transp. Auth.                                       7.00%     3/1/2021              15,000       19,129
Massachusetts GO                                                      5.75%     5/1/2012               7,500        8,133
Massachusetts GO                                                      6.00%     6/1/2011               3,500        3,706
Massachusetts GO                                                      6.50%     8/1/2011               2,345        2,543
Massachusetts Health & Educ. Fac. Rev. (Boston Medical Center)        5.00%     7/1/2019 (1)           3,500        3,486
Massachusetts Health & Educ. Fac. Rev. (Harvard Pilgrim Health)       5.00%     7/1/2018 (4)          20,000       19,974
Massachusetts Housing Finance Agency                                 6.125%   11/15/2008               3,500        3,718
Massachusetts Turnpike Auth. BAN                                      5.00%     6/1/1999               1,490        1,506
Massachusetts Turnpike Auth. Rev. (Metro. Highway Systems)           5.125%     1/1/2023 (1)          17,000       16,964
Massachusetts Turnpike Auth. Rev. (Metro. Highway Systems)            5.25%     1/1/2029 (1)          12,500       12,686
Massachusetts Water Resources Auth. Rev.                              5.50%    11/1/2016 (3)           5,000        5,282
Massachusetts Water Resources Auth. Rev.                              5.50%    7/15/2022               5,000        5,312
Massachusetts Water Resources Auth. Rev.                              6.50%    7/15/2019 +            32,000       38,480
                                                                                                               ----------
                                                                                                                  140,919
                                                                                                               ----------
MICHIGAN (2.7%)
Detroit MI GO                                                        6.375%     4/1/2007               4,500        5,016
Grand Rapids MI Tax Increment Rev. (Downtown Project)                6.875%     6/1/2024 (1)           7,500        8,608
Michigan State Hosp. Finance Auth. Rev.
   (Genesys Regional Medical Center)                                  5.50%    10/1/2018               7,000        7,026
Michigan State Hosp. Finance Auth. Rev.
   (Genesys Regional Medical Center)                                  5.50%    10/1/2027               5,000        5,020
Wayne Charter County MI Airport Rev.                                  5.25%    12/1/2018 (1)          15,005       15,205
                                                                                                               ----------
                                                                                                                   40,875
                                                                                                               ----------
MISSISSIPPI (0.7%)
Claiborne County MS PCR (Middle South Energy)                        9.875%    12/1/2014              10,000       10,341
                                                                                                               ----------

NEVADA (4.8%)
Clark County NV Building Auth.                                        5.25%    6/15/2016 (3)           7,000        7,213
Clark County NV Passenger Fac. Rev.                                  5.375%     7/1/2014 (1)          14,780       15,606
Humboldt County NV PCR (Idaho Power Co.)                              8.30%    12/1/2014               9,100       10,811
Nevada GO                                                             5.00%    5/15/2018              14,170       14,170
Nevada GO                                                             5.00%    5/15/2022               5,520        5,445
Nevada GO                                                             5.25%    5/15/2016               6,570        6,764
Nevada GO                                                             5.25%    9/15/2027              12,760       12,931
                                                                                                               ----------
                                                                                                                   72,940
                                                                                                               ----------
NEW JERSEY (2.7%)
New Jersey Health Care Fac. Auth. Rev.
   (Atlantic City Medical Center)                                     6.80%     7/1/2005               3,500        3,876
New Jersey Sports & Exposition Auth. Rev.                             6.50%     3/1/2013              10,000       12,013
New Jersey Sports & Exposition Auth. Rev.                             6.50%     3/1/2019              20,000       21,896
New Jersey Sports & Exposition Auth. Rev. VRDO                        2.75%    11/5/1998 (1)           2,400        2,400
                                                                                                               ----------
                                                                                                                   40,185
                                                                                                               ----------
NEW YORK (11.4%)
Babylon NY Waste Water Fac. GO                                        9.00%     8/1/2008 (3)           4,900        6,704
Babylon NY Waste Water Fac. GO                                        9.00%     8/1/2009 (3)           2,800        3,891
Babylon NY Waste Water Fac. GO                                        9.00%     8/1/2010 (3)           4,900        6,900
Long Island NY Power Auth. Electric System Rev.                      5.125%    12/1/2022 (4)          25,155       25,208

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
LONG-TERM TAX-EXEMPT FUND                                            COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
Metro. NY Transit Auth. Dedicated Petroleum Tax                       5.25%     4/1/2026 (1)         $ 4,675     $  4,776
Metro. NY Transit Auth. Dedicated Petroleum Tax                       6.00%     4/1/2020 (1)          13,665       15,704
Metro. NY Transit Auth. Rev.                                          5.70%     7/1/2017 (1)           8,320        8,983
New York City NY GO                                                   7.10%     2/1/2010 (1)           1,075        1,191
New York City NY Muni. Water Finance Auth.
   Water & Sewer System Rev.                                          7.00%    6/15/2001 (Prere.)      2,520        2,752
New York City NY Transitional Finance Auth. Rev.                      5.00%     5/1/2017               5,000        5,024
New York City NY Trust for Cultural Resources VRDO
   (Solomon R. Guggenheim Foundation)                                 3.60%    11/3/1998                 500          500
New York Local Govt. Assistance Corp. Rev.                           5.375%     4/1/2012               5,275        5,601
New York Local Govt. Assistance Corp. Rev.                            5.40%     4/1/2013              13,125       13,887
New York Local Govt. Assistance Corp. Rev.                            5.40%     4/1/2015               5,700        5,979
New York Medical Care Fac. Auth. Rev.                                6.875%    2/15/2002 (7)(Prere.)     640          713
New York Medical Care Fac. Auth. Rev.                                6.875%    2/15/2032 (7)           4,360        4,784
New York State Dormitory Auth. Rev. (State Univ.)                     5.00%    5/15/2014              10,000       10,073
New York State Dormitory Auth. Rev. (State Univ.)                     7.50%    5/15/2011              18,900       23,524
Triborough Bridge & Tunnel Auth. Rev. NY                              5.00%     1/1/2015 (4)          10,000       10,097
Triborough Bridge & Tunnel Auth. Rev. NY (General Purpose Rev.)       5.20%     1/1/2022               3,400        3,445
Triborough Bridge & Tunnel Auth. Rev. NY (General Purpose Rev.)      6.125%     1/1/2021              10,000       11,689
                                                                                                               ----------
                                                                                                                  171,425
                                                                                                               ----------

NORTH CAROLINA (1.3%)
North Carolina Eastern Muni. Power Agency Rev.                        6.50%     1/1/2018 (ETM)         4,625        5,590
North Carolina Eastern Muni. Power Agency Rev.                        7.50%     1/1/2009 (Prere.)      4,935        6,283
North Carolina Medical Care Rev. (Wake County Hosp.)                  5.25%    10/1/2017 (1)           7,100        7,254
                                                                                                               ----------
                                                                                                                   19,127
                                                                                                               ----------

OHIO (0.6%)
Franklin County OH Hosp. Rev. (Children's Hosp.)                      5.75%    11/1/2020               2,945        3,121
Franklin County OH Hosp. Rev. VRDO (U.S. Health Corp.)                3.10%    11/5/1998 LOC           5,500        5,500
Ohio Air Quality Dev. Auth. VRDO (Cincinnati Electric & Gas)          3.70%    11/3/1998 LOC           1,100        1,100
                                                                                                               ----------
                                                                                                                    9,721
                                                                                                               ----------

OKLAHOMA (0.4%)
Tulsa OK Metro. Util. Auth. Rev.                                      5.75%     9/1/2019 (1)           5,525        5,962
                                                                                                               ----------

OREGON (0.7%)
Portland OR Sewer System Rev.                                         5.50%     6/1/2017 (1)          10,090       10,587
                                                                                                               ----------

PENNSYLVANIA (11.6%)
Allegheny County PA Hosp. Dev. Auth. VRDO
   (Children's Hosp. Pittsburgh)                                      3.05%    11/5/1998 (1)           2,050        2,050
Allegheny County PA Sanitary Auth.                                   5.375%    12/1/2024               9,500        9,857
Allegheny County PA Sanitary Auth.                                    6.00%    12/1/2019 (1)          10,000       11,290
Delaware County PA IDA Resource Recovery (Browning Ferris)            6.10%     7/1/2013              10,000       10,680
Delaware Valley PA Regional Finance Auth. Local Govt. Rev.            5.50%     8/1/2028              15,000       16,400
Pennsylvania GO                                                      6.375%    9/15/2009              11,000       11,980
Pennsylvania GO                                                      6.375%    9/15/2010               8,820        9,591
Pennsylvania GO                                                      6.375%    9/15/2011               5,975        6,509
Pennsylvania GO                                                      6.375%    9/15/2012              13,500       14,706
Pennsylvania Housing Finance Agency Residential Dev. Rev.             7.50%     7/1/2006               3,890        4,179
Pennsylvania Turnpike Comm. Oil Franchise Tax Rev.                    5.00%    12/1/2023 (2)          15,685       15,475
Philadelphia PA Hosp. & Higher Educ. Fac. Auth.
   (Jefferson Health System)                                         5.125%    5/15/2018 (2)          10,000       10,013
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. VRDO
   (Children's Hosp.)                                                 3.70%    11/3/1998               1,500        1,500
Philadelphia PA Water & Waste Water Rev.                              7.00%    6/15/2010 (3)          20,000       24,671
Pittsburgh PA GO                                                      5.25%     9/1/2016               8,195        8,423
Pittsburgh PA School Dist.                                            5.50%     9/1/2014 (1)           4,715        5,042
Pittsburgh PA Water & Sewer Auth. Rev.                                6.50%     9/1/2013 (3)          10,000       12,050
Radnor Township PA School Auth.                                      9.875%    9/15/2000 (ETM)           200          205
                                                                                                               ----------
                                                                                                                  174,621
                                                                                                               ----------

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
-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
                                                                     COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
PUERTO RICO (1.0%)
Puerto Rico Electric Power Auth. Rev.                                 5.25%     7/1/2014 (1)        $  2,580   $    2,718
Puerto Rico Electric Power Auth. Rev.                                 5.25%     7/1/2014 (4)           2,000        2,107
Puerto Rico Highway & Transp. Rev.                                    5.00%     7/1/2016 (4)          10,605       10,808
                                                                                                               ----------
                                                                                                                   15,633
                                                                                                               ----------

SOUTH CAROLINA (1.1%)
Piedmont SC Muni. Power Agency Rev.                                   6.50%     1/1/2015 (3)          12,210       14,617
Piedmont SC Muni. Power Agency Rev.                                   6.50%     1/1/2015 (3)(ETM)      2,035        2,452
                                                                                                               ----------
                                                                                                                   17,069
                                                                                                               ----------

TEXAS (11.1%)
Austin TX Independent School Dist.                                    0.00%     8/1/2013 ++            7,325        3,617
Bexar County TX Health Fac. Dev. Corp. (Baptist Health System)       5.375%   11/15/2022 (1)           5,000        5,119
Brazos County TX Health Dev. Franciscan Service Corp.                5.375%     1/1/2022 (1)           5,750        5,883
Houston TX Hotel Occupancy Tax Rev.                                   5.50%     7/1/2011 (4)          21,760       23,099
Houston TX Independent School Dist.                                   0.00%    9/15/2012               6,150        3,189
Houston TX Water & Sewer System Rev.                                  0.00%    12/1/2012 (2)          20,500       10,597
Houston TX Water & Sewer System Rev.                                 6.375%    12/1/2001 (2)(Prere.)     360          395
Houston TX Water & Sewer System Rev.                                 6.375%    12/1/2017 (2)           5,640        6,118
North East TX Independent School Dist.                                5.00%     2/1/2016               6,425        6,467
Round Rock TX Independent School Dist.                                0.00%    8/15/2011 (1)           5,000        2,774
San Antonio TX Electric & Gas System Rev.                             5.00%     2/1/2017              14,135       14,084
Texas City TX IDA (Arco Pipeline Project)                            7.375%    10/1/2020              17,000       22,202
Texas Turnpike Auth. Dallas Northway Rev.
   (President George Bush Turnpike)                                   5.25%     1/1/2023 (3)          19,300       19,607
Texas Water Dev. Board Rev.                                          5.125%    7/15/2018              10,000       10,003
Texas Water Dev. Board Rev.                                           5.25%    7/15/2017               7,000        7,128
Texas Water Dev. Board Rev.                                           6.50%    7/15/2010              17,425       20,868
Texas Water Dev. Board Rev.                                           7.05%     8/1/2025               5,655        6,486
                                                                                                               ----------
                                                                                                                  167,636
                                                                                                               ----------

UTAH (1.0%)
Intermountain Power Agency UT Power Supply Rev.                       5.00%     7/1/2020              11,545       11,394
Intermountain Power Agency UT Power Supply Rev.                       5.75%     7/1/2019 (1)           3,000        3,249
                                                                                                               ----------
                                                                                                                   14,643
                                                                                                               ----------

VIRGINIA (0.4%)
Richmond VA Metro. Expressway Auth. Rev.                             6.375%    7/15/2016 (3)           5,400        5,994
                                                                                                               ----------

WASHINGTON (3.6%)
Chelan County WA Public Util. Dist. (Rock Island Hydro Project)       0.00%     6/1/2017 (1)          11,685        4,566
Chelan County WA Public Util. Dist. (Rock Island Hydro Project)       0.00%     6/1/2018              10,000        3,694
Washington Department of Ecology COP
   (State Office Building Project)                                    5.00%     4/1/2016              27,820       27,627
Washington GO                                                         5.00%     7/1/2022               9,750        9,577
Washington GO                                                         5.50%     5/1/2018               4,000        4,320
Washington GO                                                         6.75%     2/1/2015               3,450        4,225
                                                                                                               ----------
                                                                                                                   54,009
                                                                                                               ----------

WEST VIRGINIA (0.7%)
West Virginia State Building Comm. Rev.                               7.00%     7/1/2014 (1)           8,975       11,280
                                                                                                               ----------

WISCONSIN (1.7%)
Wisconsin Clean Water Rev.                                           6.875%     6/1/2011              20,500       25,250
                                                                                                               ----------

WYOMING (0.3%)
Lincoln County WY PCR VRDO (Exxon Project)                            3.70%    11/3/1998               4,300        4,300
                                                                                                               ----------
-------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
   (COST $1,361,573)                                                                                            1,490,830
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                                                                   MARKET
                                                                                                                   VALUE*
LONG-TERM TAX-EXEMPT FUND                                                                                           (000)
-------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.2%)
-------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                           $   27,616
Liabilities                                                                                                        (9,671)
                                                                                                               ----------
                                                                                                                   17,945
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------------
Applicable to 132,414,924 outstanding $.001 par value shares
   of beneficial interest (unlimited authorization)                                                            $1,508,775
=========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                          $11.39
=========================================================================================================================

*See Note A in Notes to Financial Statements.
+Securities with a value of $2,646,000 have been segregated as initial margin for open futures contracts.
For key to abbreviations and other references, see page 61.

-------------------------------------------------------------------------------------------------------------------------
AT OCTOBER 31, 1998, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT          PER
                                                                                                       (000)        SHARE
-------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                  $1,383,988        $10.45
Undistributed Net Investment Income                                                                      --            --
Overdistributed Net Realized Gains--Note E                                                           (2,180)         (.02)
Unrealized Appreciation (Depreciation)--Note F
  Investment Securities                                                                             129,257           .98
  Futures Contracts                                                                                  (2,290)         (.02)
=========================================================================================================================
NET ASSETS                                                                                       $1,508,775        $11.39
=========================================================================================================================

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
-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
HIGH-YIELD TAX-EXEMPT FUND                                           COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (99.9%)
-------------------------------------------------------------------------------------------------------------------------
ALABAMA (0.8%)
Alabama Special Care Fac. (Baptist Health System)                    5.875%   11/15/2026 (1)         $ 5,000     $  5,151
McIntosh AL IDR (Environmental Improvement)                          5.375%     6/1/2028              15,000       15,291
                                                                                                               ----------
                                                                                                                   20,442
                                                                                                               ----------

ALASKA (0.4%)
Alaska Housing Finance Corp. VRDO                                     3.15%    11/4/1998               6,100        6,100
North Slope Borough AK GO                                             7.50%    6/30/2001 (4)           3,000        3,288
                                                                                                               ----------
                                                                                                                    9,388
                                                                                                               ----------

ARIZONA (1.6%)
Board of Regents Rev. (Univ. of Arizona)                              6.20%     6/1/2016              26,660       31,016
Maricopa County AZ PCR VRDO (Arizona Public Service Palo Verde)       3.70%    11/3/1998 LOC           3,800        3,800
Pima County AZ IDA Multi Family Mortgage (La Cholla Project)          8.50%     7/1/2020 +             6,650        7,214
                                                                                                               ----------
                                                                                                                   42,030
                                                                                                               ----------

ARKANSAS (0.3%)
North Little Rock AR Electric System Rev.                             6.50%     7/1/2015 (1)           3,450        4,140
Pulaski County AR Health Fac. Board Rev. (Catholic Health)            5.00%    12/1/2028               2,500        2,462
                                                                                                               ----------
                                                                                                                    6,602
                                                                                                               ----------

CALIFORNIA (7.5%)
California Educ. Fac. Auth. (Univ. of Southern California)            5.70%    10/1/2015               6,000        6,592
California Statewide Community Dev. Auth. PUT (Irvine Apartments)     5.10%    5/15/2025              13,000       13,331
California Statewide Community Dev. Auth. PUT (Irvine Apartments)     5.25%    5/15/2025              10,000       10,245
California Veterans GO                                                5.20%    12/1/2010              22,000       22,730
California Veterans GO                                                5.25%    12/1/2011              38,000       39,257
Sacramento CA Finance Auth. Lease Rev.                                5.40%    11/1/2020              12,565       13,197
San Bernardino County CA COP (Capital Fac. Project)                  6.875%     8/1/2024 (ETM)        25,220       32,136
San Bernardino County CA COP (Medical Center Funding)                 7.00%     8/1/2020              12,180       15,558
San Joaquin Hills CA Transp. Agency Rev.                              0.00%    1/15/2007 (1)           3,500        2,488
San Joaquin Hills CA Transp. Agency Rev.                              0.00%    1/15/2009 (1)           4,095        2,639
San Joaquin Hills CA Transp. Agency Rev.                              0.00%    1/15/2016              22,500       16,111
San Joaquin Hills CA Transp. Agency Rev.                              0.00%    1/15/2017              20,000       14,262
Southern California Public Power Auth. Rev.                           6.00%     7/1/2018               3,985        4,077
Univ. of California Hosp. (Medical Center)                            6.00%     7/1/2026 (2)          10,260       11,363
                                                                                                               ----------
                                                                                                                  203,986
                                                                                                               ----------

COLORADO (2.8%)
E-470 Public Highway Auth. CO Rev.                                    0.00%     9/1/2003 (1)           8,200        6,784
E-470 Public Highway Auth. CO Rev.                                    0.00%     9/1/2006 (1)          22,000       15,872
E-470 Public Highway Auth. CO Rev.                                    0.00%     9/1/2007 (1)          12,500        8,613
E-470 Public Highway Auth. CO Rev.                                    0.00%     9/1/2008 (1)          14,000        9,160
E-470 Public Highway Auth. CO Rev.                                    0.00%     9/1/2009 (1)          16,195       10,041
E-470 Public Highway Auth. CO Rev.                                    0.00%     9/1/2010 (1)           7,185        4,214
E-470 Public Highway Auth. CO Rev.                                    0.00%     9/1/2012 (1)          26,795       14,014
E-470 Public Highway Auth. CO Rev.                                    0.00%     9/1/2013 (1)           5,000        2,459
E-470 Public Highway Auth. CO Rev.                                    0.00%     9/1/2014 (1)           5,000        2,316
E-470 Public Highway Auth. CO Rev.                                    0.00%     9/1/2015 (1)           5,000        2,188
                                                                                                               ----------
                                                                                                                   75,661
                                                                                                               ----------

CONNECTICUT (0.7%)
Connecticut Dev. Auth. PCR (Connecticut Power & Light)                5.85%     9/1/2028              18,475       18,546
                                                                                                               ----------

DISTRICT OF COLUMBIA (2.7%)
District of Columbia GO                                               5.75%     6/1/2010 (1)          15,000       16,621
District of Columbia GO                                               6.00%     6/1/2012 (1)           7,000        7,944
Metro. Washington D.C. Airport Auth. Rev.                             5.50%    10/1/2009 (3)           6,795        7,382
Metro. Washington D.C. Airport Auth. Rev.                             5.50%    10/1/2010 (3)           7,270        7,859
Metro. Washington D.C. Airport Auth. Rev.                             5.50%    10/1/2024 (1)          10,630       10,915
Metro. Washington D.C. Airport Auth. Rev.                             5.70%    10/1/2007 (1)          12,900       14,078
Metro. Washington D.C. Airport Auth. Rev.                            5.875%    10/1/2015 (1)           8,400        9,046
                                                                                                               ----------
                                                                                                                   73,845
                                                                                                               ----------

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
-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
HIGH-YIELD TAX-EXEMPT FUND                                           COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
FLORIDA (3.7%)
Citrus County FL PCR (Florida Power Corp.)                            6.35%     2/1/2022            $  6,500    $   7,070
Collier County FL Master Lease Project COP                            5.00%    2/15/2016 (4)           5,550        5,606
Dade County FL Aviation Rev. (Miami International Airport)            5.75%    10/1/2004 (4)          11,850       12,926
Dade County FL Aviation Rev. (Miami International Airport)            5.75%    10/1/2005 (4)           7,490        8,223
Dade County FL IDA Exempt Fac. Rev. VRDO
   (Florida Power and Light)                                          3.70%    11/3/1998               3,100        3,100
Hillsborough County FL Aviation Auth. Rev. (Tampa Airport)            5.25%    10/1/2003 (2)           2,000        2,122
Orange County FL School Master Lease COP                              6.00%     8/1/2008 (1)          11,580       13,223
Orange County FL School Master Lease COP                              6.00%     8/1/2009 (1)          12,255       14,101
Orange County FL School Master Lease COP                              6.00%     8/1/2010 (1)          12,825       14,858
Orlando FL Util. Comm. Rev.                                           6.75%    10/1/2017               2,200        2,696
Palm Beach County FL Solid Waste Auth. Rev.                           6.00%    10/1/2007 (2)          10,850       12,412
Tarpon Springs FL Health Fac. Auth. Rev. (Tarpon Springs Hosp.)       8.75%     5/1/2012               4,000        4,091
                                                                                                               ----------
                                                                                                                  100,428
                                                                                                               ----------

GEORGIA (2.9%)
Cartersville GA Water & Waste Water Fac.
   (Anheuser-Busch Cos., Inc.)                                        7.40%    11/1/2010               5,000        6,281
Dalton County GA Dev. Auth. (Hamilton Health Care System)             5.50%    8/15/2017 (1)           5,000        5,378
Dalton County GA Dev. Auth. (Hamilton Health Care System)             5.50%    8/15/2026 (1)          12,000       12,971
Effingham County GA Dev. Auth. Solid Waste Disposal Rev.
   (Fort James Project)                                              5.625%     7/1/2018              31,050       31,179
Georgia Muni. Electric Auth. Rev.                                     6.60%     1/1/2018 (1)           5,000        6,020
Georgia Muni. Gas Auth. Rev. VRDO                                     3.05%    11/4/1998 LOC           1,100        1,100
Savannah GA Hosp. Auth. Rev. (Candler Hosp.)                          7.00%     1/1/2003 (Prere.)     13,000       14,730
                                                                                                               ----------
                                                                                                                   77,659
                                                                                                               ----------

HAWAII (1.5%)
Hawaii Dept. of Budget & Finance (Hawaiian Electric Co.)              4.95%     4/1/2012              15,000       15,506
Hawaii GO                                                             6.25%     3/1/2007 (3)           5,000        5,722
Hawaii Harbor Capital Improvement Rev.                                5.50%     7/1/2027 (1)          18,500       19,133
                                                                                                               ----------
                                                                                                                   40,361
                                                                                                               ----------

ILLINOIS (3.5%)
Chicago IL Public Building Comm.                                      7.00%     1/1/2015 (1)(ETM)     10,000       11,876
Chicago IL Public Building Comm.                                      7.00%     1/1/2020 (1)(ETM)     10,000       12,762
Cook County IL GO                                                     6.60%   11/15/2002 (1)(Prere.)  12,000       13,503
Illinois Dev. Finance Auth. PCR (Illinois Power Co. Project)          7.40%    12/1/2024 (1)          20,000       23,479
Illinois Dev. Finance Auth. Rev. (Regency Park Project)              10.25%    4/15/2019 -             6,500        5,265
Illinois Dev. Finance Auth. Rev. (Regency Park Project)             10.625%    4/15/2020 -             6,000        4,860
Illinois Health Fac. Auth. Certificate of Beneficial Interest
   (Adventist Living Centers)                                            --           -- -               770            0
Illinois Health Fac. Auth. Rev. (Centegra Health System)              5.10%     9/1/2011               3,105        3,177
Illinois Health Fac. Auth. Rev. (Centegra Health System)              5.25%     9/1/2018               3,500        3,478
Illinois Health Fac. Auth. Rev. (Centegra Health System)              5.25%     9/1/2024               7,500        7,333
Illinois Health Fac. Auth. Rev. (United Medical Center)              8.125%     7/1/2003 (Prere.)      2,360        2,661
Illinois Toll Highway Auth. Rev.                                      6.30%     1/1/2011               5,000        5,790
Loves Park IL First Mortgage Rev. (Hoosier Care)                      9.75%     8/1/2019               1,490        1,567
                                                                                                               ----------
                                                                                                                   95,751
                                                                                                               ----------

INDIANA (2.7%)
Indiana Health Fac. Finance Auth. Rev. (Ancilla System, Inc.)        7.375%     7/1/2023              19,400       24,776
Indiana State Office Building Comm. Rev. (Capitol Complex)            6.90%     7/1/2011 +            15,660       19,036
Indianapolis IN Local Public Improvement Bond Bank                    6.75%     2/1/2014              21,500       25,959
Indianapolis IN Local Public Improvement Bond Bank                    6.75%     2/1/2020               2,500        2,767
                                                                                                               ----------
                                                                                                                   72,538
                                                                                                               ----------

IOWA (0.4%)
Des Moines IA Rev. (Des Moines General Hosp.)                         8.25%   11/15/2011               9,620       11,225
                                                                                                               ----------

KENTUCKY (0.5%)
Jefferson County KY (Jewish Hosp. Health)                             5.65%     1/1/2017 (2)           8,000        8,510
Jefferson County KY (Jewish Hosp. Health)                             5.70%     1/1/2021 (2)           2,000        2,125
Kentucky Property & Buildings Comm. Rev.                              5.80%     9/1/2006               3,100        3,359
                                                                                                               ----------
                                                                                                                   13,994
                                                                                                               ----------

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
                                                                     COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
LOUISIANA (1.4%)
Iberia Parish LA Hosp. Services Dist.                                 8.00%    5/26/2016            $  6,250    $   6,680
Louisiana GO                                                          5.25%    4/15/2010 (4)          10,610       11,346
Louisiana Health Educ. Auth. (Lambeth House Project)                  8.75%    10/1/2006 (Prere.)     12,295       16,252
West Feliciana Parish LA PCR (Gulf States Util.)                      9.00%     5/1/2015               4,000        4,359
                                                                                                               ----------
                                                                                                                   38,637
                                                                                                               ----------
MARYLAND (0.4%)
Hagerstown MD Energy Financing Administration
   Solid Waste Disp. Rev. (Hagerstown Fiber Project)                  9.00%   10/15/2016 -            17,500        3,850
Maryland Health & Higher Educ. Fac. Auth. Rev.
   (Upper Chesapeake Hosp.)                                          5.125%     1/1/2033               6,600        6,573
                                                                                                               ----------
                                                                                                                   10,423
                                                                                                               ----------
MASSACHUSETTS (7.2%)
Massachusetts Consolidated Loan GO                                    5.75%     5/1/2012 (2)           5,000        5,425
Massachusetts GO                                                      6.00%     6/1/2011              14,750       15,620
Massachusetts Industrial Finance Agency (Refusetech Inc. Project)     6.30%     7/1/2005              34,500       37,272
Massachusetts Industrial Finance Agency Solid Waste Disp.
   (Massachusetts Recycling Assoc.)                                   9.00%     8/1/2016 -            17,000        6,375
Massachusetts State Grant Anticipation Notes                          5.25%    6/15/2012              20,000       21,168
Massachusetts Turnpike Auth. BAN                                      5.00%     6/1/1999               2,335        2,360
Massachusetts Water Resources Auth. Rev.                              5.00%     8/1/2024              31,000       30,556
Massachusetts Water Resources Auth. Rev.                              5.50%    7/15/2022              22,420       23,820
Massachusetts Water Resources Auth. Rev.                              6.50%    7/15/2019              43,700       52,549
                                                                                                               ----------
                                                                                                                  195,145
                                                                                                               ----------
MICHIGAN (6.1%)
Detroit MI GO                                                         6.25%     4/1/2005              13,000       14,378
Detroit MI GO                                                        6.375%     4/1/2006               8,635        9,650
Dickinson County MI Memorial Hosp. System Rev.                       7.625%    11/1/2005               1,065        1,186
Dickinson County MI Memorial Hosp. System Rev.                        8.00%    11/1/2014               5,700        6,495
Flint MI Hosp. Building Auth. (Hurley Medical Center)                 5.25%     7/1/2016               4,000        3,981
Michigan Hosp. Finance Auth. Rev. (Genesys Health System)             5.50%    10/1/2027              28,250       28,364
Michigan Hosp. Finance Auth. Rev. (Genesys Health System)             7.50%    10/1/2005 (Prere.)      6,620        7,995
Michigan Hosp. Finance Auth. Rev. (Genesys Health System)             8.10%    10/1/2005 (Prere.)      5,000        6,294
Michigan Hosp. Finance Auth. Rev. (Genesys Health System)            8.125%    10/1/2005 (Prere.)     15,000       18,904
Michigan Hosp. Finance Auth. Rev. (McLaren Health Care Corp.)         5.00%     6/1/2028              22,000       21,050
Michigan Housing Dev. Auth. Rev.                                      6.30%     4/1/2004               6,500        7,013
Michigan Public Power Agency Rev. (Belle River Project)               5.50%     1/1/2013              27,000       28,070
Michigan State Building Auth. (Facilities Program)                    5.50%   10/15/2005               9,585       10,444
                                                                                                               ----------
                                                                                                                  163,824
                                                                                                               ----------
MINNESOTA (1.1%)
Rochester MN Health Care Fac. Rev. (Mayo Foundation)                 5.375%   11/15/2018              12,000       12,401
Rochester MN Health Care Fac. Rev. (Mayo Foundation)                  5.50%   11/15/2027              10,000       10,416
Washington County MN Housing & Redev. Auth. Rev.
   (Woodland Park Project)                                            0.00%     5/1/2020              35,070        2,398
Washington County MN Housing & Redev. Auth. Rev.
   (Woodland Park Project)                                            9.75%     5/1/2020               5,000        4,750
                                                                                                               ----------
                                                                                                                   29,965
                                                                                                               ----------
MISSISSIPPI (0.8%)
Claiborne County MS PCR (Middle South Energy)                        9.875%    12/1/2014              21,000       21,715
                                                                                                               ----------

MISSOURI (1.6%)
Missouri Health & Educ. Fac. Auth. (SSM Health Care)                  5.00%     6/1/2022 (1)          28,000       27,467
Missouri Health & Educ. Fac. Auth.
   (St. Luke Mission Health System)                                  5.375%   11/15/2016 (1)           8,000        8,273
Missouri Health & Educ. Fac. Auth. VRDO
   (Sisters of Mercy Health Care System)                              3.10%    11/4/1998               6,800        6,800
                                                                                                               ----------
                                                                                                                   42,540
                                                                                                               ----------
MONTANA (0.6%)
Montana Health Fac. Auth. (Sisters of Charity)                        5.00%    12/1/2024 (1)          17,000       16,756
                                                                                                               ----------

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
HIGH-YIELD TAX-EXEMPT FUND                                           COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
NEBRASKA (1.3%)
Nebraska Public Power Dist. Rev.                                      5.00%     1/1/2028 (1)         $35,000    $  34,838
                                                                                                               ----------

NEW HAMPSHIRE (0.2%)
New Hampshire Health & Higher Educ. Rev.
   (Catholic Medical Center)                                          6.00%     7/1/2017               6,580        6,653
                                                                                                               ----------

NEW JERSEY (2.1%)
New Jersey Econ. Dev. Auth. Market Transition Fac.                   5.875%     7/1/2011 (1)           8,000        8,826
New Jersey Econ. Dev. Auth. Rev.
   (Kapkowski Road Landfill-DST Project Elizabeth)                   6.375%     4/1/2018               2,250        2,219
New Jersey Econ. Dev. Auth. Rev.
   (Kapkowski Road Landfill-DST Project Elizabeth)                   6.375%     4/1/2031              13,000       12,782
New Jersey Sports & Exposition Auth. Rev.                             6.50%     3/1/2013              15,000       18,019
New Jersey Transp. Trust                                              6.00%    6/15/2011 (1)          10,000       11,368
Union County NJ PCR Finance Auth. VRDO (Exxon Project)                3.25%    11/3/1998               2,600        2,600
                                                                                                               ----------
                                                                                                                   55,814
                                                                                                               ----------

NEW YORK (9.4%)
Long Island Power Auth. NY Electric System Rev.                       0.00%    12/1/2006 (4)           6,705        4,746
Long Island Power Auth. NY Electric System Rev.                       5.25%    12/1/2026              20,720       21,043
Metro. NY Transit Auth. Rev.                                          6.00%     4/1/2020 (1)          18,000       20,686
Metro. NY Transit Auth. Rev.                                         7.375%     7/1/2008              22,870       27,273
New York City NY Muni. Water Finance Auth.
   Water & Sewer System Rev.                                          5.50%    6/15/2020              25,000       25,549
New York City NY Muni. Water Finance Auth.
   Water & Sewer System Rev. VRDO                                     3.70%    11/3/1998 (3)           5,538        5,538
New York City NY VRDO                                                 3.70%    11/3/1998 (1)           8,200        8,200
New York State Dormitory Auth. Rev. (City Univ.)                     6.375%     7/1/2002 (Prere.)      1,810        2,000
New York State Dormitory Auth. Rev. (City Univ.)                     6.375%     7/1/2008               1,340        1,463
New York State Dormitory Auth. Rev. (City Univ.)                      7.50%     7/1/2010               5,500        6,774
New York State Dormitory Auth. Rev. (State Univ.)                    5.375%    5/15/2007 (2)           2,100        2,285
New York State Dormitory Auth. Rev. (State Univ.)                     7.50%    5/15/2013              11,500       14,779
New York State Housing Finance Agency Auth. Rev.
   (Nursing Home & Healthcare)                                        4.90%    11/1/2010              10,000       10,330
New York State Housing Finance Agency Auth. Rev.
   (Nursing Home & Healthcare)                                        5.00%    11/1/2011               9,000        9,316
New York State Housing Finance Agency Auth. Rev.
   (Nursing Home & Healthcare)                                        5.10%    11/1/2012              11,040       11,435
New York State Local Govt. Assistance Corp. Rev.                      6.00%     4/1/2016               6,400        7,030
New York State Local Govt. Assistance Corp. Rev.                      6.50%     4/1/2001 (Prere.)     16,110       17,478
New York State Local Govt. Assistance Corp. Rev.                      7.00%     4/1/2001 (Prere.)      6,320        6,931
Niagara Falls NY COP (High School Fac.)                              5.875%    6/15/2019               9,000        9,524
Port Auth. of New York & New Jersey Special Obligation Rev.
   (JFK International Airport)                                        5.75%    12/1/2022 (1)           8,455        8,982
Port Auth. of New York & New Jersey Special Obligation Rev.
   (JFK International Airport)                                        6.25%    12/1/2008 (1)           4,000        4,622
Triborough Bridge & Tunnel Auth. NY Rev.
   (Convention Center Project)                                        7.25%     1/1/2010              13,500       16,243
Triborough Bridge & Tunnel Auth. NY Rev. (General Purpose Rev.)       5.50%     1/1/2017              10,000       10,829
Triborough Bridge & Tunnel Auth. NY Rev. VRDO                         3.50%    11/4/1998 (3)           1,400        1,400
                                                                                                               ----------
                                                                                                                  254,456
                                                                                                               ----------

NORTH CAROLINA (1.5%)
New Hanover County NC Hosp. Rev. (Regional Medical Center)            5.75%    10/1/2016 (2)          12,500       13,510
North Carolina Eastern Muni. Power Agency Rev.                        5.00%     1/1/2020 (ETM)        10,385       10,603
North Carolina Eastern Muni. Power Agency Rev.                        6.50%     1/1/2018 (ETM)         6,665        8,055
North Carolina Medical Care Community Hosp. Rev.
   (Gaston Health Care)                                               5.00%    2/15/2029               9,785        9,372
                                                                                                               ----------
                                                                                                                   41,540
                                                                                                               ----------

OHIO (3.1%)
Butler County OH Transp. Improvement Dist. Rev.                      5.125%     4/1/2017 (4)           5,000        5,089
Butler County OH Transp. Improvement Dist. Rev.                       5.50%     4/1/2009 (4)           3,000        3,310

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
                                                                     COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
Cincinnati OH Student Loan Funding Corp. Student Loan Rev. VRDO       3.10%    11/4/1998 LOC         $   600     $    600
Lucas County OH Hosp. Fac. Rev. (Flower Memorial Hosp.)              8.125%    12/1/2001 (Prere.)      8,900       10,192
Montgomery County OH Hosp. Fac. Rev. (Grandview Hosp.)                5.20%    12/1/2006 (9)           5,000        5,325
Montgomery County OH Hosp. Fac. Rev. (Grandview Hosp.)                5.25%    12/1/2004 (9)           2,250        2,389
Montgomery County OH Hosp. Fac. Rev. (Grandview Hosp.)                5.35%    12/1/2008 (9)           4,615        4,957
Montgomery County OH Hosp. Fac. Rev. (Grandview Hosp.)               5.375%    12/1/2005 (9)           2,400        2,573
Montgomery County OH Hosp. Fac. Rev. (Grandview Hosp.)                5.40%    12/1/2009 (9)           3,850        4,150
Montgomery County OH Hosp. Fac. Rev. (Grandview Hosp.)                5.75%    12/1/2007 (9)           3,300        3,649
Ohio Air Quality Dev. Auth. VRDO (Cincinnati Gas & Electric)          3.70%    11/3/1998 LOC             900          900
Ohio Water Dev. Auth. Pollution Control Fac. Rev.
   (Cleveland Electric)                                               4.40%    10/1/2030              23,255       23,195
Parma OH Hosp. Improvement Rev. (Parma Community
   General Hosp.)                                                     5.35%    11/1/2018               2,500        2,500
Parma OH Hosp. Improvement Rev. (Parma Community
   General Hosp.)                                                    5.375%    11/1/2029               4,000        4,026
Scioto County OH Marine Terminal Fac. (Norfolk Southern
   Corp. Project)                                                     5.30%    8/15/2013              12,000       12,089
                                                                                                               ----------
                                                                                                                   84,944
                                                                                                               ----------

OKLAHOMA (0.5%)
Jackson County OK Memorial Hosp. Auth. Rev. (Jackson Memorial)        6.75%     8/1/2004               4,135        4,334
Jackson County OK Memorial Hosp. Auth. Rev. (Jackson Memorial)        7.30%     8/1/2015               4,000        4,356
Norman OK Regional Hosp. Auth.                                       5.625%     9/1/2016 (1)           4,510        4,795
                                                                                                               ----------
                                                                                                                   13,485
                                                                                                               ----------

OREGON (1.1%)
Oregon State Department Administrative Services                       5.70%     5/1/2016 (2)           4,290        4,648
Port Auth. of Portland OR Airport Rev.                               5.625%     7/1/2026 (3)           9,000        9,433
Portland OR Sewer System Rev.                                         5.50%     6/1/2017 (1)          15,000       15,738
                                                                                                               ----------
                                                                                                                   29,819
                                                                                                               ----------

PENNSYLVANIA (10.1%)
Allegheny County PA Airport Rev. (Pittsburgh International Airport)   5.75%     1/1/2011 (1)           6,000        6,702
Allegheny County PA Sanitary Auth.                                    6.00%    12/1/2019 (1)          14,630       16,517
Delaware County PA Hosp. Auth. (Crozer Chester Medical Center)       5.125%    12/1/2013               3,400        3,384
Delaware County PA Hosp. Auth. (Crozer Chester Medical Center)        5.30%    12/1/2027               5,000        4,920
Delaware County PA IDA Resource Recovery (Browning Ferris)            6.10%     7/1/2013              25,500       27,234
Delaware Valley PA Regional Finance Auth. Local Govt. Rev.            5.50%     8/1/2028              30,000       32,801
Geisinger Health System Auth. Rev.                                    5.50%    8/15/2023              27,700       29,736
Langhorne PA Higher Educ. & Health Auth. Rev.
   (Lower Bucks Hosp.)                                                7.30%     7/1/2012               4,500        4,784
Langhorne PA Higher Educ. & Health Auth. Rev.
   (Lower Bucks Hosp.)                                                7.35%     7/1/2022              13,200       14,055
Lehigh County PA General Purpose Auth. Hosp. Rev. VRDO
   (Lehigh Valley Hosp.)                                              3.60%    11/3/1998 (2)             800          800
Montgomery County PA Higher Educ. & Health Auth. Rev.
   (Brittany Point Project)                                           8.50%     1/1/2003 (Prere.)      5,000        5,947
Pennsylvania Convention Center Auth. Rev.                             6.60%     9/1/2009 (4)           2,500        2,866
Pennsylvania Convention Center Auth. Rev.                             6.70%     9/1/2014 (4)           3,500        4,003
Pennsylvania Convention Center Auth. Rev.                             6.75%     9/1/2019 (4)           3,695        4,236
Pennsylvania Econ. Dev. Auth. Rev. (Colver Project)                   7.05%    12/1/2010               2,500        2,774
Pennsylvania Econ. Dev. Auth. Rev. (Colver Project)                  7.125%    12/1/2015              14,000       15,564
Pennsylvania Housing Finance Agency Rev.                              7.60%     7/1/2013              10,000       10,755
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. Rev.
    (Children's Seashore Hosp.)                                       7.00%    8/15/2012               3,540        3,887
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. Rev.
   (Children's Seashore Hosp.)                                        7.00%    8/15/2017               1,000        1,092
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. Rev.
   (Children's Seashore Hosp.)                                        7.00%    8/15/2022                 500          551
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. Rev.
   (Methodist Hosp.)                                                  7.75%     7/1/2004 (Prere.)     12,130       14,484
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. Rev.
   (Roxborough Memorial Hosp.)                                        7.25%     3/1/2024               9,645       10,228

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
HIGH-YIELD TAX-EXEMPT FUND                                           COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
Philadelphia PA Muni. Auth. Rev.                                     6.125%    7/15/2008             $ 4,000    $   4,288
Philadelphia PA Muni. Auth. Rev.                                      6.25%    7/15/2013               5,785        6,186
Philadelphia PA Muni. Auth. Rev.                                      6.30%    7/15/2017               1,750        1,873
Philadelphia PA Muni. Auth. Rev.                                     8.625%   11/15/2016               1,145        1,269
Philadelphia PA Water & Waste Water Rev.                              7.00%    6/15/2011 (3)          21,500       26,703
Scranton-Lackawanna PA Health & Welfare (Moses Taylor Hosp.)          8.50%     7/1/2001 (Prere.)     14,375       16,401
                                                                                                               ----------
                                                                                                                  274,040
                                                                                                               ----------

PUERTO RICO (0.2%)
Puerto Rico Electric Power Auth. Rev.                                 5.25%     7/1/2016 (4)           5,000        5,226
                                                                                                               ----------

RHODE ISLAND (0.4%)
Rhode Island Convention Center Auth. Rev.                             5.75%    5/15/2020 (2)           5,000        5,328
Rhode Island Public Building Auth.                                    5.25%     2/1/2010 (2)           5,000        5,219
                                                                                                               ----------
                                                                                                                   10,547
                                                                                                               ----------

SOUTH CAROLINA (0.3%)
Piedmont SC Muni. Power Agency Rev.                                   6.25%     1/1/2021 (3)           6,640        7,803
                                                                                                               ----------

TENNESSEE (1.1%)
Metro. Govt. of Nashville and Davidson County TN Electric Rev.        5.20%    5/15/2023              20,000       20,294
Springfield TN Health & Educ. Fac. Board Hosp. Rev.
   (Northcrest Medical Center)                                        4.90%     8/1/2008               4,010        4,022
Springfield TN Health & Educ. Fac. Board Hosp. Rev.
   (Northcrest Medical Center)                                        5.25%     8/1/2013               6,000        6,016
                                                                                                               ----------
                                                                                                                   30,332
                                                                                                               ----------

TEXAS (9.8%)
Austin TX Airport System Rev.                                        6.125%   11/15/2025 (1)          38,000       41,858
Austin TX Airport System Rev.                                         6.45%   11/15/2020              17,040       19,187
Austin TX Water, Sewer & Electric Rev.                               14.00%   11/15/2001                 180          206
Fort Worth TX CP                                                      3.25%    3/12/1999              10,000       10,009
Harris County TX Health Fac. Dev. Corp. Rev. VRDO
   (St. Luke's Episcopal Hosp.)                                       3.65%    11/3/1998                 600          600
Harris County TX Hosp. Dist. Rev.                                     7.40%    2/15/2010 (2)          17,500       21,258
Harris County TX Improvement GO                                       0.00%    10/1/2013 (1)           9,630        4,718
Hidalgo County TX Health Mission Hosp.                               6.875%    8/15/2026               7,880        8,723
Houston TX Water & Sewer System Rev.                                  0.00%    12/1/2004 (2)          12,590        9,858
Houston TX Water & Sewer System Rev.                                  0.00%    12/1/2011 (2)          24,810       13,578
Houston TX Water & Sewer System Rev.                                 6.375%    12/1/2017 (2)           4,530        4,914
Odessa TX Junior College Dist. Rev.                                  8.125%     6/1/2005 (Prere.)     10,000       12,428
Port Arthur TX Navigation Dist. PCR VRDO (Texaco Inc.)                3.70%    11/3/1998               1,400        1,400
San Antonio TX Electric & Gas System Rev.                             5.00%     2/1/2017               3,500        3,487
Texas GO                                                              5.50%     4/1/2002 (Prere.)     40,050       43,037
Texas Muni. Power Agency BAN CP                                       3.65%    11/2/1998               5,000        5,000
Texas Muni. Power Agency Rev.                                         0.00%     9/1/2006               6,205        4,477
Texas Turnpike Auth. Dallas Northway Rev.
   (President George Bush Turnpike)                                   0.00%     1/1/2011 (2)           7,000        3,996
Texas Turnpike Auth. Rev.                                             5.50%     1/1/2015 (3)          14,605       15,623
Travis County TX Health Fac. (Charity Obligated Group)               5.125%    11/1/2024              20,000       19,759
Travis County TX Health Fac. (Charity Obligated Group)               5.375%    11/1/2028              15,500       15,851
Tyler TX Health Fac. Dev. Corp. (Mother Frances Hosp.)                5.30%     7/1/2007               1,125        1,148
Tyler TX Health Fac. Dev. Corp. (Mother Frances Hosp.)                5.40%     7/1/2008               1,250        1,277
Tyler TX Health Fac. Dev. Corp. (Mother Frances Hosp.)                5.50%     7/1/2009               1,000        1,022
Tyler TX Health Fac. Dev. Corp. (Mother Frances Hosp.)               5.625%     7/1/2013               1,680        1,695
                                                                                                               ----------
                                                                                                                  265,109
                                                                                                               ----------

UTAH (1.0%)
Intermountain Power Agency UT Power Supply Rev.                       5.70%     7/1/2017 (1)          12,000       12,852
Intermountain Power Agency UT Power Supply Rev.                       5.75%     7/1/2019 (1)          13,000       14,077
                                                                                                               ----------
                                                                                                                   26,929
                                                                                                               ----------

VIRGIN ISLANDS (1.0%)
Virgin Islands Public Finance Auth. Rev.                              5.20%    10/1/2009               3,065        3,179
Virgin Islands Public Finance Auth. Rev.                              5.50%    10/1/2007               6,530        6,980

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
                                                                     COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
Virgin Islands Public Finance Auth. Rev.                              5.75%    10/1/2013             $11,000   $   11,364
Virgin Islands Public Finance Auth. Rev.                              6.00%    10/1/2008               4,915        5,197
Virgin Islands Water & Power Auth. Electric System                    5.30%     7/1/2021               1,000        1,005
                                                                                                               ----------
                                                                                                                   27,725
                                                                                                               ----------

VIRGINIA (2.8%)
Alexandria VA Redev. & Housing Auth. Rev. (Portals West Project)      9.50%    7/15/2020 -             9,680        6,098
Chesterfield County VA Mortgage Rev.
   (Brandermill Woods Project)                                        0.00%     7/1/2017               2,600          276
Chesterfield County VA Mortgage Rev.
   (Brandermill Woods Project)                                        0.00%     7/1/2018               2,600          248
Chesterfield County VA Mortgage Rev.
   (Brandermill Woods Project)                                        0.00%     7/1/2019               2,600          223
Chesterfield County VA Mortgage Rev.
   (Brandermill Woods Project)                                        0.00%     7/1/2020               2,600          200
Chesterfield County VA Mortgage Rev.
   (Brandermill Woods Project)                                        0.00%     7/1/2021               2,600          180
Chesterfield County VA Mortgage Rev.
   (Brandermill Woods Project)                                       10.25%     7/1/2015 -             8,000        5,940
Chesterfield County VA Mortgage Rev.
   (Brandermill Woods Project)                                      10.625%     7/1/2016 -            10,400        7,955
Lynchburg VA IDA Healthcare Facs. Rev. (Centra Health)                5.20%     1/1/2018               4,400        4,429
Lynchburg VA IDA Healthcare Facs. Rev. (Centra Health)                5.20%     1/1/2023               7,000        7,000
Pocahontas Parkway Assoc. VA Route 895
   Connector Toll Road Rev.                                           5.00%    8/15/2010 (3)           6,100        6,078
Pocahontas Parkway Assoc. VA Route 895
   Connector Toll Road Rev.                                           5.00%    8/15/2011               3,900        3,849
Pocahontas Parkway Assoc. VA Route 895
   Connector Toll Road Rev.                                           5.25%     7/1/2009               6,000        6,128
Pocahontas Parkway Assoc. VA Route 895
   Connector Toll Road Rev.                                           5.50%    8/15/2028              28,000       28,022
                                                                                                               ----------
                                                                                                                   76,626
                                                                                                               ----------

WASHINGTON (2.1%)
Chelan County WA Public Util. Dist. (Rock Island Hydro Project)       0.00%     6/1/2010 (1)          19,550       11,530
Chelan County WA Public Util. Dist. (Rock Island Hydro Project)       0.00%     6/1/2011 (1)          11,400        6,345
Chelan County WA Public Util. Dist. (Rock Island Hydro Project)       0.00%     6/1/2012 (1)          19,650       10,329
Chelan County WA Public Util. Dist. (Rock Island Hydro Project)       0.00%     6/1/2017 (1)          11,000        4,298
Port Auth. of Seattle WA GO                                           5.75%     5/1/2014              15,600       16,675
Spokane WA Downtown Parking Rev. (River Park Square Project)          5.60%     8/1/2019               6,000        6,035
                                                                                                               ----------
                                                                                                                   55,212
                                                                                                               ----------

WEST VIRGINIA (0.4%)
West Virginia State Building Comm. Rev. (Jail & Correction Fac.)      7.00%     7/1/2013               8,390       10,531
                                                                                                               ----------

WYOMING (0.3%)
Lincoln County WY PCR VRDO (Exxon Project)                            3.70%    11/3/1998               7,250        7,250
                                                                                                               ----------
-------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
   (COST $2,503,421)                                                                                            2,700,340
-------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.1%)
-------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                               46,319
Liabilities                                                                                                       (42,310)
                                                                                                               ----------
                                                                                                                    4,009
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------------
Applicable to 244,497,959 outstanding $.001 par value shares
   of beneficial interest (unlimited authorization)                                                            $2,704,349
=========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                          $11.06
=========================================================================================================================

*See Note A in Notes to Financial Statements.
+Securities with an aggregate value of $5,979,000 have been segregated as initial margin for open futures contracts. For key to abbreviations and other references, see page 61.

-------------------------------------------------------------------------------------------------------------------------

                                                                                                      AMOUNT          PER
HIGH-YIELD TAX-EXEMPT FUND                                                                             (000)        SHARE
-------------------------------------------------------------------------------------------------------------------------
AT OCTOBER 31, 1998, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                   $2,524,351       $10.32
Undistributed Net Investment Income                                                                       --           --
Overdistributed Net Realized Gains--Note E                                                           (13,103)        (.05)
Unrealized Appreciation (Depreciation)--Note F
  Investment Securities                                                                              196,919          .81
  Futures Contracts                                                                                   (3,818)        (.02)
=========================================================================================================================
NET ASSETS                                                                                        $2,704,349       $11.06
=========================================================================================================================

KEY TO ABBREVIATIONS

BAN--Bond Anticipation Note.
COP--Certificate of Participation.
CP--Commercial Paper.
GO--General Obligation Bond.
IDA--Industrial Development Authority Bond.
IDR--Industrial Development Revenue Bond.
PCR--Pollution Control Revenue Bond.
PUT--Put Option Obligation.
RAN--Revenue Anticipation Note.
TAN--Tax Anticipation Note.
TOB--Tender Option Bond.
TRAN--Tax Revenue Anticipation Note.
VRDO--Variable Rate Demand Obligation.
(ETM)--Escrowed to Maturity.
(Prere.)--Prerefunded.

 - Non-Income-Producing Security--Interest Payments in Default.

-- Only partial interest was paid on the last interest payment date.

++ Security purchased on a when-issued or delayed delivery basis for which the Fund has not taken delivery as of October 31, 1998.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
The insurance does not guarantee the market value of the municipal bonds.

LOC--Scheduled principal and interest payments are guaranteed by bank letter of credit.

REPORT OF INDEPENDENT
ACCOUNTANTS

To the Shareholders and
Board of Trustees of
Vanguard Municipal Bond Funds                                          [PHOTO]

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights appearing in the Annual Report to Shareholders present fairly, in all material respects, the financial position of Tax-Exempt Money Market Fund, Short-Term Tax-Exempt Fund, Limited-Term Tax-Exempt Fund, Intermediate-Term Tax-Exempt Fund, Insured Long-Term Tax-Exempt Fund, Long-Term Tax-Exempt Fund and High-Yield Tax-Exempt Fund (separate portfolios of Vanguard Municipal Bond Funds, hereafter referred to as the "Fund") at October 31, 1998, the results of each of their operations for the year then ended and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

November 30, 1998

SPECIAL 1998 TAX INFORMATION (UNAUDITED) FOR VANGUARD MUNICIPAL BOND FUNDS

This information for the fiscal year ended October 31, 1998, is included pursuant to provisions of the Internal Revenue Code.

       The capital gain dividends (from net long-term capital gains), and the portion thereof designated as a 20% rate gain distribution, distributed to shareholders in December 1997 were:

      ------------------------------------------------------------------------
                                           TOTAL
                                       CAPITAL GAIN              20% RATE GAIN
      TAX-EXEMPT FUNDS                   DIVIDENDS               DISTRIBUTIONS
      ------------------------------------------------------------------------
      Short-Term                        $   146,000               $  146,000
      Intermediate-Term                  18,893,000                4,304,000
      Insured Long-Term                   8,371,000                4,080,000
      Long-Term                           4,802,000                1,433,000
      High-Yield                         10,865,000                6,517,000
      ------------------------------------------------------------------------

       Each fund designates 100% of its income dividends as exempt-interest dividends.

                                                               F950-12/22/1998